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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	12/31

Date of reporting period:	6/30/05

Item 1 - Reports to Shareholders

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Balanced Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Additional Information	21

Explanations of Charts, Tables and Financial Statements	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Balanced Portfolio (unaudited)

Performance Overview

During the six months ended June 30, 2005, Janus Aspen Balanced Portfolio – Institutional and Service Shares returned 1.34% and 1.19%, respectively. This compares to a 0.79% gain for the internally calculated Balanced Index. The Balanced Index is composed of 55% of the S&P 500® Index and 45% of the Lehman Brothers Government/Credit Index. The S&P 500® Index lost 0.81% and the Lehman Brothers Government/Credit Index gained 2.75% for the period.

On the equities side, we outperformed the S&P 500® Index, boosted by several well-chosen stocks in the healthcare sector and technology hardware and equipment group. Working against us was an overweight position versus the S&P 500® Index in the automobiles and components group, which was an area of weakness in the market. Also holding back our relative results were our energy holdings, which generally underperformed the energy stocks included in the S&P 500® Index. On the fixed-income side of the Portfolio, we trailed the Lehman Brothers Government/Credit Index in an environment of rising short-term interest rates, but falling long-term rates.

Strategy in This Environment

After rallying on the heels of the U.S. presidential election in November 2004, stocks experienced a significant slowdown in the first quarter of 2005 due to two major pressures: uncertainty over interest rates and rising commodity prices. Meanwhile, bonds offered little respite during stocks' swoon in the first quarter of 2005, as the Federal Reserve Board's tightening cycle kept bond investors wary. Nonetheless, investors began to hope that the central bank might soon pause or cease its campaign of measured credit tightening. Near the end of the period, this sparked an unanticipated drop in long-term bond yields, which was most pronounced at the longest end of the maturity spectrum. As a result, the yield curve flattened.

While corporate earnings news was generally positive during the period, General Motors' March profit warning dominated headlines. This fanned volatility in the equity market and contributed to widening spreads in the corporate debt sector. GM and its rival Ford Motor Company suffered a series of credit downgrades during the period, and both lost their investment-grade rankings in May.

In this environment, we continued to stay focused on our long-term goals, using a diversified approach to help mitigate risk and applying a disciplined, bottom-up approach to uncover investment opportunities in both the stock and bond markets.

Portfolio Composition

As of June 30, 2005, 58.9% of total net assets were invested in equities, with foreign stocks accounting for 12.2% of our equity stake. At the same time, we held 35.7% of total net assets in fixed-income securities, with 14.0% invested in Treasuries, 17.0% invested in corporate bonds, and 4.7% invested in agency bonds. The Portfolio's top 10 equity holdings represented 23.7% of its total net assets and we held a cash position of 5.4% of total net assets.

Portfolio Snapshot

This portfolio combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio
manager

Gibson Smith

co-portfolio
manager

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
Exxon Mobil Corp.	2.8%	2.0%
Texas Instruments, Inc.	2.7%	2.0%
Aetna, Inc.	2.6%	2.2%
Marriott International, Inc. - Class A	2.5%	2.4%
General Electric Co.	2.5%	2.2%
Merrill Lynch & Company, Inc.	2.4%	1.6%
Motorola, Inc.	2.3%	1.7%
Roche Holding A.G.	2.1%	2.5%
IAC/InterActiveCorp	1.9%	0.9%
JP Morgan Chase & Co.	1.9%	2.0%

2 Janus Aspen Series June 30, 2005

(unaudited)

Boosting Performance Were Select Healthcare, Technology and Wireless and Consumer Holdings

Our decision to maintain an overweight position in the healthcare sector helped the Portfolio's performance during the semiannual period. A standout in this group was HMO Aetna, which continued to exceed earnings expectations. Aetna has shown its ability to turn things around under a relatively new management team. Led by President and CEO Jack Rowe, the company has enhanced its relationships with healthcare providers by overcoming the problems it had paying doctors and hospitals on time in previous years. In addition, the company has worked to combat fraudulent claims and increase profitability by keeping its subscriber base as healthy and as informed as possible.

Other strong contributors to performance included Texas Instruments and Motorola, which both benefited from an improved outlook for the wireless equipment market. Texas Instruments, the global leader in mobile phone chips, raised its profit forecast to reflect reduced expenses and surging handset sales. Meanwhile, Motorola, the world's second-largest cellular handset maker, continues to gain market share in China and Western Europe, while it deepens its presence in North America.

Finally, we continued to focus on select consumer stocks, particularly restructuring stories – companies that are trimming their costs and refocusing on key brands and attractive market segments. One standout was Federated Department Stores, which is already starting to reap the synergies from its pending merger with May Department Stores. Recently, Federated sold the credit subsidiaries of both department store chains for more than was expected. This will allow the company to focus on strengthening the retail side of its business.

Detractors Included Auto Component Manufacturers and Corporate Bonds

Weighing on performance was Lear Corp., a major supplier of automotive interiors to car manufacturers in the United States, Asia and Germany. With 50% of its business coming from the so-called "big three" U.S. automakers (DaimlerChrysler, Ford Motors, and General Motors – none of which are Portfolio equity holdings), Lear was hurt by these companies' cuts in production. GM in particular shook the entire market with its announcement of a steep decline in first-quarter profits. This news came as a shock considering that investors had been expecting a modest gain. Additionally, Lear was hurt by the upward trend in commodity inflation, which sent steel costs higher and cut into the company's profit margins. We consequently liquidated our position in the stock though we continue to closely monitor developments at the company.

Our fixed-income investments at the end of the period accounted for 35.7% of portfolio total net assets. This exposure is at the low end of our range, and reflected our view that the equity market offered better risk-reward profiles at the current time. Additionally, we took steps to reduce the basis risk within our fixed-income weighting. To this end, we took money out of corporate and agency bonds, while we added exposure to Treasury securities – a move designed to bolster the stability of the overall portfolio. Within our Treasury bond position, our focus on longer-dated maturities enabled us to benefit from the flattening yield curve.

In trimming our corporate bond position, we focused on eliminating fixed-income exposure to companies already represented on the equity side of the portfolio. For example, we reduced our fixed-income stake in May Department stores, which is being absorbed by Federated. We also reduced the Portfolio's sizable investment in mortgage company Fannie Mae.

Nonetheless, our overall results did suffer from downward pressure on some of our corporate bond holdings, including our General Motors bonds. On a positive note, we capitalized on solid performance by two energy credits, El Paso Energy and Enterprise Products. Both are benefiting from higher fuel prices and tight pipeline capacity.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Balanced Portfolio (unaudited)

Investment Strategy and Outlook

While we remain constructive on the economic outlook for the second half of the year, we caution that GDP growth could moderate as we begin to feel the effects of higher energy prices and recent Fed rate tightening. Moderating growth may allow the Fed to return to the sidelines. Nonetheless, we also caution that longer-term Treasury yields could back off of recent lows. Furthermore, slower growth and higher fuel prices could create more pressure on corporate profits, adding to uncertainty in the equity and corporate credit markets.

Against this backdrop, individual stock and credit selection will remain critical. Among our equity holdings, we will continue to focus on a diverse group of core companies that we believe offer stable and improving revenues, solid earnings growth and disciplined management teams. Meanwhile, we will continue to manage our fixed-income exposure in an effort to provide additional stability to portfolio returns, while we monitor credit and duration risk. Most of all, we are excited to be managing this Portfolio together. We feel that we can leverage each other's strengths, test each other's ideas, and challenge one another to produce exceptional returns for our investors.

4 Janus Aspen Series June 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen Balanced Portfolio - Institutional Shares	1.34%	7.95%	1.66%	11.41%	11.37%
Janus Aspen Balanced Portfolio - Service Shares	1.19%	7.62%	1.39%	11.30%	11.29%
S&P 500® Index	(0.81)%	6.32%	(2.37)%	9.94%	10.35%
Lehman Brothers Government/ Credit Index	2.75%	7.26%	7.71%	6.90%	6.41%
Balanced Index	0.79%	6.74%	2.16%	8.57%	8.58%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Balanced Funds	N/A	33/95	38/64	1/32	1/19

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,013.40	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86
Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,011.90	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11

*Expenses are equal to the annualized expense ratio of 0.57% for Institutional Shares and 0.82% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the portfolio and selling of bonds within the portfolio by the portfolio manager.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2005, Karen Reidy is no longer the portfolio manager of Janus Aspen Balanced Portfolio, and Marc Pinto and Gibson Smith are now the co-portfolio managers.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Janus Aspen Series June 30, 2005 5

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 58.9%
Aerospace and Defense - 1.5%
510,296	Lockheed Martin Corp.	$33,102,902
Automotive - Cars and Light Trucks - 0.6%
269,445	BMW A.G.**	12,297,879
Beverages - Non-Alcoholic - 0.9%
364,071	PepsiCo, Inc.	19,634,349
Casino Hotels - 1.2%
377,612	Harrah's Entertainment, Inc.	27,214,497
Chemicals - Specialty - 1.3%
163,316	Syngenta A.G.*	16,727,844
583,359	Syngenta A.G. (ADR)*	11,894,690
		28,622,534
Computers - Memory Devices - 0.7%
1,133,733	EMC Corp.*	15,543,479
Cosmetics and Toiletries - 1.5%
631,745	Procter & Gamble Co.#	33,324,549
Diversified Operations - 5.6%
145,027	3M Co.	10,485,452
1,628,000	General Electric Co.	56,410,201
813,003	Honeywell International, Inc.	29,780,300
1,017,882	Tyco International, Ltd. (U.S. Shares)	29,722,154
		126,398,107
E-Commerce/Services - 1.9%
1,790,436	IAC/InterActiveCorp*,#	43,059,986
Electric Products - Miscellaneous - 1.0%
48,848	Samsung Electronics Company, Ltd.**	23,155,010
Electronic Components - Semiconductors - 4.1%
1,158,784	Intel Corp.	30,197,911
2,157,444	Texas Instruments, Inc.	60,559,453
		90,757,364
Enterprise Software/Services - 0.7%
1,133,190	Oracle Corp.*	14,958,108
Finance - Credit Card - 0.6%
250,963	American Express Co.	13,358,760
Finance - Investment Bankers/Brokers - 4.8%
215,645	Citigroup, Inc.	9,969,268
1,207,244	JP Morgan Chase & Co.	42,639,858
984,875	Merrill Lynch & Company, Inc.	54,177,974
		106,787,100
Finance - Mortgage Loan Banker - 0.4%
233,961	Countrywide Financial Corp.	9,033,234
Food - Meat Products - 0.2%
228,896	Tyson Foods, Inc. - Class A	4,074,349
Hotels and Motels - 3.2%
828,144	Marriott International, Inc. - Class A#	56,495,984
268,427	Starwood Hotels & Resorts Worldwide, Inc.#	15,721,769
		72,217,753
Medical - Biomedical and Genetic - 0.7%
403,935	Celgene Corp.*	16,468,430
Medical - Drugs - 3.7%
170,739	Eli Lilly and Co.	9,511,870
204,392	Forest Laboratories, Inc.*,#	7,940,629
373,938	Roche Holding A.G.	47,157,117
235,398	Sanofi-Aventis**	19,270,911
		83,880,527

Shares or Principal Amount		Value
Medical - HMO - 3.0%
714,028	Aetna, Inc.	$59,135,799
162,724	UnitedHealth Group, Inc.	8,484,429
		67,620,228
Multimedia - 1.6%
2,100,119	Time Warner, Inc.	35,092,988
Networking Products - 0.4%
518,204	Cisco Systems, Inc.*	9,902,878
Oil Companies - Integrated - 5.6%
406,924	BP PLC (ADR)**	25,383,920
1,069,153	Exxon Mobil Corp.	61,444,224
359,630	Suncor Energy, Inc.	17,006,670
93,276	Total S.A. - Class B **,#	21,842,655
		125,677,469
Pharmacy Services - 0.7%
355,232	Caremark Rx, Inc.*	15,814,929
Reinsurance - 0.7%
5,858	Berkshire Hathaway, Inc. - Class B*,#	16,305,743
Retail - Building Products - 0.6%
361,065	Home Depot, Inc.	14,045,429
Retail - Consumer Electronics - 0.7%
239,726	Best Buy Company, Inc.	16,433,217
Retail - Regional Department Stores - 1.4%
442,937	Federated Department Stores, Inc.#	32,458,423
Retail - Restaurants - 0.7%
314,701	Yum! Brands, Inc.#	16,389,628
Semiconductor Components/Integrated Circuits - 0.4%
129,320	Linear Technology Corp.#	4,744,751
110,523	Maxim Integrated Products, Inc.	4,223,084
		8,967,835
Soap and Cleaning Preparations - 0.9%
676,735	Reckitt Benckiser PLC**	19,881,495
Super-Regional Banks - 0.4%
208,545	Bank of America Corp.	9,511,737
Telecommunication Equipment - Fiber Optics - 0.6%
816,321	Corning, Inc.*	13,567,255
Therapeutics - 0.5%
240,846	Gilead Sciences, Inc.*	10,594,816
Transportation - Railroad - 2.0%
523,588	Canadian National Railway Co. (U.S. Shares)	30,184,848
230,727	Union Pacific Corp.#	14,951,110
		45,135,958
Transportation - Services - 0.4%
119,249	FedEx Corp.	9,660,361
Web Portals/Internet Service Providers - 1.4%
933,550	Yahoo!, Inc.*	32,347,508
Wireless Equipment - 2.3%
2,844,445	Motorola, Inc.	51,939,566
Total Common Stock (cost $1,091,418,730)		1,325,236,380
Corporate Bonds - 17.0%
Aerospace and Defense - 0.2%
$4,475,000	Lockheed Martin Corp., 7.65% company guaranteed notes, due 5/1/16	5,561,816

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Audio and Video Products - 0%
$5,000	Harman International Industries, Inc., 7.125% senior notes, due 2/15/07	$5,193
Automotive - Cars and Light Trucks - 0.1%
2,290,000	General Motors Nova Financial Corp., 6.85% company guaranteed notes, due 10/15/08	2,158,579
Automotive - Truck Parts and Equipment - Original - 0.3%
5,980,000	Tenneco Automotive, Inc., 8.625% company guaranteed notes, due 11/15/14	6,009,900
Beverages - Non-Alcoholic - 0.3%
	Coca-Cola Enterprises, Inc.:
2,045,000	5.375%, notes, due 8/15/06	2,068,673
2,760,000	4.375%, notes, due 9/15/09	2,778,238
2,865,000	6.125%, notes, due 8/15/11	3,124,452
		7,971,363
Brewery - 1.4%
	Anheuser-Busch Companies, Inc.:
4,355,000	5.65%, notes, due 9/15/08	4,548,924
6,335,000	5.75%, notes, due 4/1/10	6,732,724
4,279,000	6.00%, senior notes, due 4/15/11	4,658,214
2,580,000	7.55%, debentures, due 10/1/30	3,494,122
	Miller Brewing Co.:
6,885,000	4.25%, notes, due 8/15/08 (144A)	6,854,980
4,145,000	5.50%, notes, due 8/15/13 (144A)	4,295,509
		30,584,473
Cable Television - 0.8%
5,410,000	Comcast Cable Communications, Inc., 6.75% senior notes, due 1/30/11	5,968,610
1,655,000	Comcast Corp., 6.50% company guaranteed notes, due 1/15/15	1,844,729
	TCI Communications, Inc.:
5,874,000	6.875%, senior notes, due 2/15/06	5,970,052
2,760,000	7.875%, debentures, due 8/1/13	3,285,142
		17,068,533
Casino Hotels - 0.3%
7,230,000	Mandalay Resort Group, 6.50% senior notes, due 7/31/09	7,392,675
Cellular Telecommunications - 0.3%
5,665,000	Nextel Communications, Inc., 6.875% senior notes, due 10/31/13	6,054,469
Chemicals - Specialty - 0.5%
7,005,000	International Flavors & Fragrances, Inc. 6.45%, notes, due 5/15/06	7,131,629
3,875,000	Nalco Co., 7.75% senior notes, due 11/15/11	4,126,875
		11,258,504
Commercial Banks - 0.5%
5,120,000	Fifth Third Bank, 4.20% notes, due 2/23/10	5,118,971
5,100,000	First Bank National Association, 5.70% subordinated notes, due 12/15/08	5,335,747
		10,454,718
Containers - Metal and Glass - 1.1%
2,075,000	Ball Corp., 6.875% company guaranteed notes, due 12/15/12	2,178,750

Shares or Principal Amount		Value
Containers - Metal and Glass (continued)
	Owens-Brockway Glass Container, Inc.:
$9,055,000	8.875%, company guaranteed notes, due 2/15/09	$9,620,937
4,295,000	6.75%, company guaranteed notes, due 12/1/14	4,343,319
7,340,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	7,615,250
		23,758,256
Diversified Financial Services - 0.4%
	General Electric Capital Corp.:
4,985,000	5.35%, notes, due 3/30/06	5,037,931
3,140,000	6.75%, notes, due 3/15/32	3,874,722
		8,912,653
Diversified Operations - 1.0%
	Honeywell International, Inc.:
5,020,000	5.125%, notes, due 11/1/06	5,082,730
3,228,000	6.125%, bonds, due 11/1/11	3,536,361
	Tyco International Group S.A.:
4,630,000	6.375%, company guaranteed notes, due 2/15/06**	4,691,931
4,740,000	6.375%, company guaranteed notes, due 10/15/11**	5,205,966
3,215,000	6.00%, company guaranteed notes, due 11/15/13**	3,496,293
		22,013,281
Electric - Integrated - 0.8%
4,310,000	CMS Energy Corp., 9.875% senior notes, due 10/15/07	4,697,900
7,370,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	7,182,183
	Pacific Gas and Electric Co.:
550,000	3.60%, first mortgage notes, due 3/1/09	537,236
1,925,000	4.20%, first mortgage notes, due 3/1/11	1,890,993
4,540,000	TXU Corp., 5.55% notes, due 11/15/14 (144A)	4,403,146
		18,711,458
Electronic Components - Semiconductors - 1.1%
4,885,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	4,811,725
	Freescale Semiconductor, Inc.:
4,430,000	5.89063%, senior notes, due 7/15/09‡	4,601,663
6,410,000	6.875%, senior notes, due 7/15/11	6,794,600
8,625,000	7.125%, senior notes, due 7/15/14	9,271,875
		25,479,863
Finance - Auto Loans - 0.7%
4,080,000	Ford Motor Credit Co., 6.625% notes, due 6/16/08	4,029,604
	General Motors Acceptance Corp.:
2,055,000	6.15%, bonds, due 4/5/07	2,044,310
3,085,000	4.375%, notes, due 12/10/07	2,890,395
3,440,000	7.75%, notes, due 1/19/10	3,362,751
2,895,000	6.875%, notes, due 8/28/12	2,650,135
1,710,000	6.75%, notes, due 12/1/14	1,529,893
		16,507,088

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 7

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Finance - Consumer Loans - 0.3%
$6,085,000	Household Finance Corp., 4.75% notes, due 5/15/09	$6,172,411
Finance - Investment Bankers/Brokers - 1.3%
6,717,000	Charles Schwab Corp., 8.05% senior notes, due 3/1/10	7,587,120
8,654,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	8,852,574
7,780,000	Credit Suisse First Boston USA, Inc., 3.875% notes, due 1/15/09	7,688,531
6,335,000	JP Morgan Chase & Co., 3.80% notes, due 10/2/09	6,215,535
		30,343,760
Food - Diversified - 0.4%
	Kellogg Co.:
5,885,000	2.875%, senior notes, due 6/1/08	5,669,503
1,911,000	7.45%, debentures, due 4/1/31	2,533,636
		8,203,139
Food - Wholesale/Distribution - 0.2%
3,685,000	Pepsi Bottling Holdings, Inc., 5.625% company guaranteed notes due 2/17/09 (144A)	3,872,379
Hotels and Motels - 0.1%
2,430,000	John Q. Hamons Hotels, Inc., 8.875% first mortgage notes, due 5/15/12	2,648,700
Independent Power Producer - 0.6%
	Reliant Energy, Inc.:
8,270,000	9.25%, secured notes, due 7/15/10	9,014,300
5,285,000	6.75%, secured notes, due 12/15/14	5,166,088
		14,180,388
Medical - HMO - 0.1%
2,275,000	UnitedHealth Group, Inc., 5.20% notes, due 1/17/07	2,311,593
Metal - Aluminum - 0.2%
	Alcan, Inc.:
1,325,000	5.00%, notes, due 6/1/15	1,331,104
2,675,000	5.75%, bonds, due 6/1/35	2,721,010
		4,052,114
Multimedia - 0.5%
2,540,000	Historic TW, Inc., 9.15% debentures, due 2/1/23	3,487,323
8,055,000	Time Warner, Inc., 6.15% company guaranteed notes, due 5/1/07	8,334,670
		11,821,993
Oil Companies - Exploration and Production - 0.1%
1,105,000	El Paso Production Holding Co., 7.75% company guaranteed notes, due 6/1/13	1,179,588
Oil Companies - Integrated - 0.2%
1,895,000	Amerada Hess Corp., 7.125% notes, due 3/15/33	2,247,682
	El Paso CGP Co.:
1,030,000	7.625%, notes, due 9/1/08	1,053,175
2,110,000	7.42%, notes, due 2/15/37	1,888,450
		5,189,307

Shares or Principal Amount		Value
Oil Refining and Marketing - 0.4%
$8,580,000	Enterprise Products Operating L.P., 5.60% senior notes, due 10/15/14	$8,829,258
Pipelines - 0.7%
	El Paso Corp.:
12,335,000	7.00%, senior notes, due 5/15/11	12,304,163
1,705,000	7.875%, notes, due 6/15/12	1,756,150
1,680,000	7.75%, senior notes, due 1/15/32	1,638,000
		15,698,313
Retail - Discount - 0.6%
	Wal-Mart Stores, Inc.:
10,000,000	5.45%, senior notes, due 8/1/06	10,150,870
3,145,000	4.125%, notes, due 7/1/10	3,135,606
		13,286,476
Retail - Major Department Stores - 0.2%
3,910,000	May Department Stores Co., 4.80% notes, due 7/15/09	3,952,521
Telecommunication Services - 0.4%
8,540,000	Verizon Global Funding Corp., 4.00% notes, due 1/15/08	8,511,938
Telephone - Integrated - 0.6%
8,185,000	Deutsche Telekom International Finance B.V. 3.875%, company guaranteed notes due 7/22/08**	8,093,934
3,770,000	Sprint Capital Corp., 8.375% notes, due 3/15/12	4,534,635
		12,628,569
Television - 0.1%
2,870,000	British Sky Broadcasting Group PLC, 6.875% company guaranteed notes, due 2/23/09**	3,087,609
Transportation - Railroad - 0.2%
	Canadian National Railway Co.:
1,600,000	4.25%, notes, due 8/1/09	1,598,654
3,155,000	6.25%, bonds, due 8/1/34	3,638,719
		5,237,373
Total Corporate Bonds (cost $372,998,011)		381,110,251
U.S. Government Agencies - 4.7%
	Fannie Mae:
5,200,000	2.00%, due 1/15/06	5,153,080
6,465,000	2.125%, due 4/15/06	6,384,175
11,140,000	5.00%, due 1/15/07	11,342,670
5,345,000	3.25%, due 11/15/07	5,273,976
2,090,000	2.50%, due 6/15/08	2,009,224
3,455,000	5.25%, due 1/15/09	3,605,196
725,000	6.375%, due 6/15/09	788,830
5,672,000	5.375%, due 11/15/11	6,078,569
9,605,000	Federal Home Loan Bank System, 2.25% due 5/15/06	9,481,912
	Freddie Mac:
21,855,000	1.875%, due 2/15/06	21,600,235
25,750,000	2.375%, due 4/15/06	25,477,590
4,100,000	5.75%, due 4/15/08	4,303,950
1,845,000	5.75%, due 3/15/09	1,959,082
1,735,000	7.00%, due 3/15/10	1,956,848
Total U.S. Government Agencies (cost $106,166,670)		105,415,337

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2005

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - 14.0%
	U.S. Treasury Notes/Bonds:
$17,105,000	3.50%, due 11/15/06#	$17,085,620
12,895,000	3.00%, due 12/31/06#	12,776,624
49,355,000	3.625%, due 4/30/07#	49,328,003
4,650,000	3.00%, due 11/15/07#	4,582,431
13,940,000	3.375%, due 2/15/08#	13,838,712
12,946,000	5.625%, due 5/15/08#	13,628,694
16,535,000	3.125%, due 4/15/09#	16,203,655
17,046,000	6.00%, due 8/15/09#	18,520,871
20,615,000	4.00%, due 4/15/10#	20,840,487
9,000,000	3.625%, due 6/15/10#	8,960,625
4,030,000	5.75%, due 8/15/10#	4,404,508
10,800,000	5.00%, due 8/15/11#	11,514,236
4,760,000	4.25%, due 8/15/14#	4,873,793
11,950,000	4.00%, due 2/15/15#	11,992,482
13,236,000	7.25%, due 5/15/16#	16,948,804
2,854,000	8.125%, due 8/15/19#	4,044,206
10,756,000	7.875%, due 2/15/21#	15,225,204
10,128,000	7.25%, due 8/15/22#	13,781,990
14,441,000	6.25%, due 8/15/23#	17,996,533
12,346,000	6.00%, due 2/15/26#	15,211,618
7,001,000	5.25%, due 2/15/29#	8,007,121
9,214,000	6.25%, due 5/15/30#	12,001,594
1,760,000	5.375%, due 2/15/31#	2,076,800
Total U.S. Treasury Notes/Bonds (cost $301,923,616)		313,844,611
Other Securities - 13.4%
301,187,390	State Street Navigator Securities Lending Prime Portfolio† (cost $301,187,390)	301,187,390
Repurchase Agreement - 4.4%
$98,400,000	Nomura Securities International, Inc., 3.48% dated 6/30/05, maturing 7/1/05 to be repurchased at $98,409,512 collateralized by $249,081,484 in U.S. Government Agencies 0% - 7.00% 10/16/12 - 5/16/46; with a value of $100,368,000 (cost $98,400,000)	98,400,000
Total Investments (total cost $2,272,094,417) – 112.4%		2,525,193,969
Liabilities, net of Cash, Receivables and Other Assets – (12.4)%		(277,802,371)
Net Assets – 100%		$2,247,391,598

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$29,722,154	1.2%
Canada	58,639,585	2.3%
France	41,113,566	1.6%
Germany	12,297,879	0.5%
Luxembourg	13,394,190	0.6%
Netherlands	8,093,934	0.3%
South Korea	23,155,010	0.9%
Switzerland	75,779,652	3.0%
United Kingdom	48,353,023	1.9%
United States††	2,214,644,976	87.7%
Total	$2,525,193,969	100.0%

††Including Short-Term Securities and Other Securities (71.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 7/15/05	5,675,000	$10,161,371	$518,411
British Pound 12/2/05	8,500,000	15,173,504	344,096
Euro 7/15/05	20,300,000	24,578,286	1,651,344
Euro 12/2/05	2,500,000	3,046,112	(9,562)
South Korean Won 11/14/05	2,125,000,000	2,057,064	59,470
South Korean Won 11/30/05	3,675,000,000	3,558,185	100,097
Total		$58,574,522	$2,663,856

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 9

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Balanced Portfolio
Assets:
Investments at cost(1)	$2,272,094
Investments at value(1)	$2,525,194
Cash	5,381
Cash denominated in foreign currencies (cost $15)	15
Receivables:
Investments sold	9,013
Portfolio shares sold	347
Dividends	936
Interest	11,351
Other assets	28
Forward currency contracts	2,674
Total Assets	2,554,939
Liabilities
Payables:
Collateral for securities loaned (Note 1)	301,187
Investments purchased	3,909
Portfolio shares repurchased	1,231
Advisory fees	1,027
Transfer agent fees and expenses	1
Distribution fees - Service Shares	108
Non-interested Trustees' fees and expenses	15
Accrued expenses	59
Forward currency contracts	10
Total Liabilities	307,547
Net Assets	$2,247,392
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,215,221
Undistributed net investment income/(loss)*	5,363
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(228,956)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	255,764
Total Net Assets	$2,247,392
Net Assets - Institutional Shares	$1,721,382
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	70,560
Net Asset Value Per Share	$24.40
Net Assets - Service Shares	$526,010
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	20,835
Net Asset Value Per Share	$25.25

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $294,795,106 of securities loaned for Janus Aspen Balanced Portfolio (Note 1).

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Balanced Portfolio
Investment Income:
Interest	$22,801
Securities lending income	277
Dividends	10,452
Foreign tax withheld	(321)
Total Investment Income	33,209
Expenses:
Advisory fees	7,084
Transfer agent fees and expenses	2
Registration fees	8
Custodian fees	30
Professional fees	7
Non-interested Trustees' fees and expenses	31
Distribution fees - Service Shares	638
Other expenses	133
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	7,933
Expense and Fee Offsets	(18)
Net Expenses	7,915
Net Investment Income/(Loss)	25,294
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	99,287 (1)
Net realized gain/(loss) from foreign currency transactions	(2,319)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(111,450)
Payment from affiliate (Note 2)	28
Net Realized and Unrealized Gain/(Loss) on Investments	(14,454)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,840

(1)  Includes $30,441,732 of realized gains resulting from a redemption in kind during the six-month period ended June 30, 2005 for Janus Aspen Balanced Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 11

Statement of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$25,294	$71,309
Net realized gain/(loss) from investment and foreign currency transactions	96,968	201,869
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(111,450)	(422)
Payment from affiliate (Note 2)	28	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,840	272,756
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(22,201)	(58,324)
Service Shares	(6,019)	(10,800)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(28,220)	(69,124)
Capital Share Transactions:
Shares sold
Institutional Shares	12,295	47,821
Service Shares	45,853	137,589
Reinvested dividends and distributions
Institutional Shares	22,201	58,324
Service Shares	6,019	10,800
Shares repurchased(1)
Institutional Shares	(691,181)	(1,139,702)
Service Shares	(40,112)	(93,475)
Net Increase/(Decrease) from Capital Share Transactions	(644,925)	(978,643)
Net Increase/(Decrease) in Net Assets	(662,305)	(775,011)
Net Assets:
Beginning of period	2,909,697	3,684,708
End of period	$2,247,392	$2,909,697
Undistributed net investment income/(loss)*	$5,363	$8,289

*See Note 3 in Notes to Financial Statements.

(1)  During the six-month period ended June 30, 2005 and the fiscal year ended December 31, 2004, Janus Aspen Balanced Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $469,428,721 and $543,373,075, respectively, on the date of redemption.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2005

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Balanced Portfolio
and through each fiscal year ended December 31	2005		2004	2003(1)	2002	2001	2000
Net Asset Value, Beginning of Period	$24.39		$22.98	$20.59	$22.57	$24.31	$27.91
Income from Investment Operations:
Net investment income/(loss)	.34		.60	.47	.55	.65	.64
Net gain/(loss) on securities (both realized and unrealized)	(.01)		1.35	2.40	(2.00)	(1.78)	(1.22)
Total from Investment Operations	.33		1.95	2.87	(1.45)	(1.13)	(.58)
Less Distributions and Other:
Dividends (from net investment income)*	(.32)		(.54)	(.48)	(.53)	(.61)	(.69)
Distributions (from capital gains)*	–		–	–	–	–	(2.31)
Tax return of capital*	–		–	–	–	–	(.02)
Payment from affiliate	–	(2)	–	–	–	–	–
Total Distributions and Other	(.32)		(.54)	(.48)	(.53)	(.61)	(3.02)
Net Asset Value, End of Period	$24.40		$24.39	$22.98	$20.59	$22.57	$24.31
Total Return**	1.34	%(3)	8.53%	14.05%	(6.44)%	(4.66)%	(2.27)%
Net Assets, End of Period (in thousands)	$1,721,382		$2,395,562	$3,253,664	$3,141,601	$3,425,664	$3,352,381
Average Net Assets for the Period (in thousands)	$2,083,028		$3,012,164	$3,183,585	$3,327,140	$3,361,832	$3,020,072
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.57%		0.61%	0.67%	0.67%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(5)	0.56%		0.61%	0.67%	0.67%	0.66%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.01%		2.08%	2.12%	2.53%	2.89%	3.15%
Portfolio Turnover Rate***	56%		64%	69%	94%	114%	72%

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Balanced Portfolio
and through each fiscal year ended December 31	2005		2004	2003(1)	2002	2001	2000
Net Asset Value, Beginning of Period	$25.24		$23.82	$21.32	$23.31	$24.92	$27.82
Income from Investment Operations:
Net investment income/(loss)	.22		.44	.39	.45	.47	.17
Net gain/(loss) on securities (both realized and unrealized)	.08		1.52	2.52	(2.00)	(1.68)	(.52)
Total from Investment Operations	.30		1.96	2.91	(1.55)	(1.21)	(.35)
Less Distributions and Other:
Dividends (from net investment income)*	(.29)		(.54)	(.41)	(.44)	(.40)	(.22)
Distributions (from capital gains)*	–		–	–	–	–	(2.31)
Tax return of capital*	–		–	–	–	–	(.02)
Payment from affiliate	–	(2)	–	–	–	–	–
Total Distributions and Other	(.29)		(.54)	(.41)	(.44)	(.40)	(2.55)
Net Asset Value, End of Period	$25.25		$25.24	$23.82	$21.32	$23.31	$24.92
Total Return**	1.19	%(3)	8.29%	13.72%	(6.67)%	(4.90)%	(1.37)%
Net Assets, End of Period (in thousands)	$526,010		$514,135	$431,044	$282,367	$192,338	$48,634
Average Net Assets for the Period (in thousands)	$514,320		$465,719	$349,871	$237,813	$108,835	$13,810
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.82%		0.86%	0.92%	0.92%	0.91%	0.92%
Ratio of Net Expenses to Average Net Assets***(5)	0.82%		0.86%	0.92%	0.92%	0.91%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.78%		1.85%	1.86%	2.28%	2.58%	2.93%
Portfolio Turnover Rate***	56%		64%	69%	94%	114%	72%

*See Note 3 in Notes to Financial Statements.

 **Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Certain amounts have been restated. (See Note 6 in Notes to Financial Statements).

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended June 30, 2005, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 13

Notes to Schedule of Investments (unaudited)

Balanced Index	The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Variable Annuity Balanced Funds	A fund whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  #  Loaned security, a portion or all of the security is on loan at June 30, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

The interest rate for variable rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2005.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Balanced Portfolio	$443,250,926

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Balanced Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

As of June 30, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2005
Janus Aspen Balanced Portfolio	$294,795,106

As of June 30, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2005
Janus Aspen Balanced Portfolio	$301,187,390

As of June 30, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this marked-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included in the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

16 Janus Aspen Series June 30, 2005

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.55%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

During the six-month period ended June 30, 2005, Janus Services reimbursed the Portfolio $576 for Institutional Shares, as a result of dilutions caused by incorrectly processed shareholder activity.

During the six-month period ended June 30, 2005, Janus Capital reimbursed the Portfolio $20,944 for Institutional Shares and $6,289 for Service Shares, as a result of dilutions caused by certain trading and/or valuation errors.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Aspen Series June 30, 2005 17

Notes to Financial Statements (unaudited) (continued)

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses.

Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryover.

Capital Loss Carryover Expiration Schedule For the year ended December 31, 2004 Portfolio	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Balanced Portfolio	$(274,275,916)	$(49,597,015)	$(323,872,931)

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Balanced Portfolio	$143,750,265

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Balanced Portfolio	$2,276,897,338	$266,545,019	$(18,248,388)	$248,296,631

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	508	2,059
Reinvested dividends and distributions	907	2,443
Shares repurchased	(29,064)	(47,891)
Net Increase/(Decrease) in Capital Share Transactions	(27,649)	(43,389)
Shares Outstanding, Beginning of Period	98,209	141,598
Shares Outstanding, End of Period	70,560	98,209
Transactions in Portfolio Shares – Service Shares
Shares sold	1,837	5,705
Reinvested dividends and distributions	237	434
Shares repurchased	(1,610)	(3,863)
Net Increase/(Decrease) in Capital Share Transactions	464	2,276
Shares Outstanding, Beginning of Period	20,371	18,095
Shares Outstanding, End of Period	20,835	20,371

18 Janus Aspen Series June 30, 2005

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Balanced Portfolio	$529,244,821	$1,186,295,919	$162,906,025	$192,960,342

6. RESTATEMENT

Janus Aspen Balanced Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

	As Previously Reported	Adjustment	As Restated
Institutional Shares
Net investment income/(loss) per share	$0.51	$(0.04)	$0.47
Net gain/(loss) on securities (both realized and unrealized) per share	$2.36	$0.04	$2.40
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.31%	(0.19)%	2.12%
Service Shares
Net investment income/(loss) per share	$0.39	$–	$0.39
Net gain/(loss) on securities (both realized and unrealized) per share	$2.52	$–	$2.52
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.90%	(0.04)%	1.86%

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus

Janus Aspen Series June 30, 2005 19

Notes to Financial Statements (unaudited) (continued)

Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

20 Janus Aspen Series June 30, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such the fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its

Janus Aspen Series June 30, 2005 21

Additional Information (unaudited) (continued)

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft"

22 Janus Aspen Series June 30, 2005

commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Aspen Series June 30, 2005 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

24 Janus Aspen Series June 30, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (08/05)

C-0805-112  109-24-704 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Core Equity Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	11

Notes to Financial Statements	12

Additional Information	18

Explanations of Charts, Tables and Financial Statements	21

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Core Equity Portfolio (unaudited)

June 30, 2005

Dear Core Equity Portfolio Investor,

It is my great honor to step in for Karen Reidy and to serve you as the portfolio manager of the Janus Aspen Core Equity Portfolio. Your Portfolio boasts an outstanding track record in its Lipper Core category across all time periods (as of 6/30/05, based on total returns).

	One Year	Three Years	Five Years	Since Inception (5/1/97)
Lipper Quartile (Rank)	1st (19 out of 222)	2nd (57 out of 196)	1st (24 out of 133)	1st (1 out of 76)
	Average Annual Total Returns as of 6/30/05
Portfolio	10.33%	7.64%	(1.02)%	12.54%
S&P 500 Index	6.32%	8.28%	(2.37)%	6.64

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call Janus at 1-800-525-0020 or visit janus.com for performance current to the most recent month-end

It is natural to wonder how the Portfolio may be different going forward, but I would like to emphasize what will be the same in the pursuit of top-quartile returns in a relatively conservative growth strategy. Karen has been one of my most important mentors throughout my time at Janus. As such, we share an investment philosophy rooted in rigorous research with particular focus on balance sheet and cash flow analysis. From a portfolio construction perspective, there will also be notable similarities in the number of holdings and percentages of certain holdings. Most importantly, the Portfolio will continue to own what I feel are the best investment ideas uncovered by the talented research team.

Stocks that helped performance

For the six months ended June 30, 2005, Janus Aspen Core Equity Portfolio – Institutional and Service Shares advanced 1.62% and 1.47%, respectively, outpacing the S&P 500 Index loss of 0.81%.

Aetna gained nearly 33% in the period and was the single largest positive contributor to performance. I believe that the health care service industry is in the midst of a strong health care product cycle. In this environment, Aetna is benefiting from its ability to provide a wide range of innovative, consumer-driven plans (such as health savings accounts) which enable their employer-clients to offer health care to their employees in this period of rising costs. Aetna remained a top holding in the portfolio because the company's earnings outlook should benefit from several important trends: (1) membership is growing (2) pricing appears to be firm and (3) medical loss ratios are under control. Aetna boasts above-average earnings growth prospects while trading at a below-market valuation.

The Portfolio's large energy holding was a large positive contributor this period and will also play a deciding factor in performance ahead. Energy stocks have clearly benefited from steadily rising oil prices, but I still see opportunity. I believe that

Portfolio Snapshot

This core holding looks for companies that can deliver above-market returns with below-market risk.

Minyoung Sohn

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
Texas Instruments, Inc.	4.0%	3.0%
Exxon Mobil Corp.	3.9%	3.1%
Aetna, Inc.	3.9%	3.3%
General Electric Co.	3.5%	3.2%
Merrill Lynch & Company, Inc.	3.4%	2.5%
Advanced Micro Devices, Inc.	3.2%	–
Roche Holding A.G.	3.2%	3.6%
Amerada Hess Corp.	3.0%	–
JP Morgan Chase & Co.	2.9%	3.3%
Procter & Gamble Co.	2.8%	1.6%

2 Janus Aspen Series June 30, 2005

(unaudited)

there is additional upside in our holdings once the market begins to believe in the persistency of higher oil prices. Here are some numbers to help frame our macro analysis of supply and demand in the years ahead. Today, world oil demand is approximately 84-85 million barrels per day against a total supply base of approximately 87 million barrels. It is important to note a critical difference between today's oil market tightness and the one last experienced during the first Gulf War – OPEC spare capacity has diminished from 10+ million barrels of production per day to less than 2 million barrels. This tightness is likely to persist and possibly get tighter due to rapid economic growth in emerging markets. In America today, we consume approximately 25 barrels of oil per person each year while the Japanese consume approximately 16 barrels on average. These averages have changed little over the past twenty years. Despite its rapid economic ascension, China today consumes less than 1 barrel per capita per year. As China (might as well throw India into this mix as well) continues to industrialize, its voracious appetite for oil will continue to eat away and pressure OPEC's limited spare production capacity. In the near term, we expect oil prices to remain volatile, but remaining range bound above $40. Therefore, I intend to keep the Portfolio's large sector bet on energy due to my bullish outlook for long-term oil prices through holdings Exxon Mobil, Amerada Hess, Suncor Energy, British Petroleum, Total, Apache, EnCana and EOG Resources.

Stocks that hurt performance

Our holding in Tyco was the largest negative contributor in the period. I continued to own Tyco because the fundamental investment thesis remained intact. I believe that Tyco will continue to drive improvement across its business portfolio, which includes operations in healthcare, electronics, fire and security and engineered products, and generate approximately $6 billion in free cash flow this year and $7 billion in 2006. On an operating earnings base of $6 billion this year, Tyco has several billion dollar opportunities. Coordinated sourcing, or buying supplies as "one Tyco," could save $1 billion annually. Six sigma operational initiatives could drive an additional $1 billion per year. Efforts to decrease working capital could free up another $1 billion in cash. With this level of free cash flow, I feel the company is in a position to significantly reduce its outstanding debt, institute a significant dividend increase, and consider repurchasing stock.

Closing comments

In addition to the Portfolio's recent performance, I am pleased to report that the Portfolio has gained 10.3% over its past fiscal year compared to the S&P 500 Index return of 6.3%. Much of the credit for this performance is due to Karen's outstanding stock picking and the support of our talented research team. It is important to note that approximately 80% of the Portfolio's assets were invested in our internally rated "buy" or "strong buy" recommendations. Going forward, I will continue to invest in what I believe are our team's best investment ideas. Finally, it is appropriate to offer a few words on eating one's own cooking. Today, nearly every dollar that I have invested in the stock market is held here in Janus and predominantly in the funds that I manage. I intend to continue that investment philosophy since assuming management of the Core Equity Portfolio.

Thank you for your investment.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Core Equity Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Aspen Core Equity Portfolio - Institutional Shares	1.62%	10.33%	(1.02)%	12.54%
Janus Aspen Core Equity Portfolio - Service Shares	1.47%	10.06%	(0.90)%	12.44%
S&P 500® Index	(0.81)%	6.32%	(2.37)%	6.64%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	N/A	19/222	24/133	1/76

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – May 1, 1997

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05) *
Actual	$1,000.00	$1,016.20	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06
Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05) *
Actual	$1,000.00	$1,014.70	$7.29
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30

*Expenses are equal to the annualized expense ratio of 1.21% for Institutional Shares and 1.46% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2006. Without such waivers total returns would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2005, Karen Reidy is no longer the portfolio manager of Janus Aspen Core Equity Portfolio, and Minyoung Sohn is now the portfolio manager.

4 Janus Aspen Series June 30, 2005

Janus Aspen Core Equity Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 95.7%
Aerospace and Defense - 2.2%
3,725	Lockheed Martin Corp.	$241,641
Audio and Video Products - 0.4%
510	Harman International Industries, Inc.	41,494
Automotive - Cars and Light Trucks - 0.7%
1,765	BMW A.G.**	80,557
Beverages - Non-Alcoholic - 0.8%
1,715	PepsiCo, Inc.	92,490
Broadcast Services and Programming - 1.4%
4,825	Clear Channel Communications, Inc.	149,237
Casino Hotels - 1.7%
2,580	Harrah's Entertainment, Inc.	185,941
Cellular Telecommunications - 0.7%
3,195	Nextel Partners, Inc. - Class A*	80,418
Cosmetics and Toiletries - 2.8%
5,925	Procter & Gamble Co.	312,544
Diversified Operations - 9.3%
11,276	General Electric Co.	390,713
5,690	Honeywell International, Inc.	208,425
12,771	Smiths Group PLC**	209,998
7,410	Tyco International, Ltd. (U.S. Shares)	216,372
		1,025,508
E-Commerce/Services - 1.8%
8,260	IAC/InterActiveCorp*	198,653
Electric Products - Miscellaneous - 1.1%
263	Samsung Electronics Company, Ltd.	124,668
Electronic Components - Semiconductors - 9.2%
20,385	Advanced Micro Devices, Inc.*	353,476
8,165	Intel Corp.	212,780
15,915	Texas Instruments, Inc.	446,734
		1,012,990
Entertainment Software - 1.1%
2,105	Electronic Arts, Inc.*	119,164
Finance - Investment Bankers/Brokers - 7.2%
2,111	Citigroup, Inc.	97,592
9,115	JP Morgan Chase & Co.	321,942
6,855	Merrill Lynch & Company, Inc.	377,093
		796,627
Finance - Mortgage Loan Banker - 0.7%
1,958	Countrywide Financial Corp.	75,598
Food - Canned - 0.2%
630	TreeHouse Foods, Inc.*	17,961
Hotels and Motels - 2.7%
1,095	Four Seasons Hotels, Inc.	72,380
1,750	Marriott International, Inc. - Class A	119,384
1,770	Starwood Hotels & Resorts Worldwide, Inc.	103,669
		295,433
Machinery - Construction and Mining - 1.3%
4,649	Komatsu, Ltd. (ADR)	144,119
Medical - Biomedical and Genetic - 1.3%
3,625	Celgene Corp.*	147,791

Shares or Principal Amount		Value
Medical - Drugs - 5.3%
1,485	Eli Lilly and Co.	$82,729
1,405	Forest Laboratories, Inc.*	54,584
2,719	Roche Holding A.G.	342,892
1,338	Sanofi-Aventis**	109,536
		589,741
Medical - HMO - 4.0%
5,140	Aetna, Inc.	425,695
330	UnitedHealth Group, Inc.	17,206
		442,901
Multimedia - 2.0%
12,930	Time Warner, Inc.*	216,060
Networking Products - 0.9%
4,955	Cisco Systems, Inc.*	94,690
Oil Companies - Exploration and Production - 3.9%
2,885	Apache Corp.	186,371
3,025	EnCana Corp. (U.S. Shares)	119,760
2,175	EOG Resources, Inc.	123,540
		429,671
Oil Companies - Integrated - 12.1%
3,050	Amerada Hess Corp.	324,856
2,705	BP PLC (ADR)**	168,738
7,515	Exxon Mobil Corp.	431,886
5,557	Suncor Energy, Inc.	262,787
625	Total S.A. - Class B**	146,358
		1,334,625
Oil Refining and Marketing - 0.7%
1,230	Premcor, Inc.	91,241
Pharmacy Services - 0.9%
2,160	Caremark Rx, Inc.*	96,163
Reinsurance - 1.2%
49	Berkshire Hathaway, Inc. - Class B*	136,392
Retail - Consumer Electronics - 1.1%
1,725	Best Buy Company, Inc.	118,249
Retail - Discount - 0.5%
1,075	Target Corp.	58,491
Retail - Regional Department Stores - 2.1%
3,155	Federated Department Stores, Inc.	231,198
Semiconductor Components/Integrated Circuits - 1.1%
1,643	Linear Technology Corp.	60,282
1,571	Maxim Integrated Products, Inc.	60,028
		120,310
Telecommunication Equipment - Fiber Optics - 0.9%
5,960	Corning, Inc.*	99,055
Television - 2.3%
27,140	British Sky Broadcasting Group PLC**	255,742
Therapeutics - 2.5%
1,560	Gilead Sciences, Inc.*	68,624
5,635	MGI Pharma, Inc.*	122,618
1,960	Neurocrine Biosciences, Inc.*	82,438
		273,680
Transportation - Railroad - 2.7%
3,420	Canadian National Railway Co. (U.S. Shares)	197,163
1,580	Union Pacific Corp.	102,384
		299,547

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Core Equity Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Transportation - Services - 0.6%
805	FedEx Corp.	$65,213
Web Portals/Internet Service Providers - 2.3%
7,370	Yahoo!, Inc.*	255,371
Wireless Equipment - 2.0%
11,920	Motorola, Inc.	217,659
Total Common Stock (cost $8,904,214)		10,568,833
Preferred Stock - 0.7%
Automotive - Cars and Light Trucks - 0.7%
100	Porsche A.G.** (cost $43,766)	74,946
Repurchase Agreement - 1.8%
$200,000	Banc of America Securities LLC, 3.4575% dated 6/30/05, maturing 7/1/05 to be repurchased at $200,019 collateralized by $1,213,531 in U.S. Government Agencies 0% - 16.239%, 6/15/18 - 7/25/35 with a value of $204,000 (cost $200,000)	200,000
Total Investments (total cost $9,147,980) – 98.2%		10,843,779
Cash, Receivables and Other Assets, net of Liabilities – 1.8%		200,288
Net Assets – 100%		$11,044,067

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$216,372	2.0%
Canada	652,090	6.0%
France	255,894	2.4%
Germany	155,503	1.4%
Japan	144,119	1.3%
South Korea	124,668	1.1%
Switzerland	342,892	3.2%
United Kingdom	634,478	5.9%
United States††	8,317,763	76.7%
Total	$10,843,779	100.0%

††Includes Short-Term Securities (74.9% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
British Pound 7/15/05	65,000	$116,386	$5,938
British Pound 12/2/05	70,000	124,958	2,834
Euro 7/15/05	105,000	127,129	8,541
Total		$368,473	$17,313

See Notes to Schedules of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Core Equity Portfolio
Assets:
Investments at cost	$9,148
Investments at value	$10,844
Cash	97
Cash denominated in foreign currencies(1)	–
Receivables:
Investments sold	2
Portfolio shares sold	125
Dividends	9
Interest	–
Other Assets	–
Forward currency contracts	17
Total Assets	11,094
Liabilities:
Payables:
Investments purchased	18
Portfolio shares repurchased	–
Dividends	–
Advisory fees	5
Transfer agent fees and expenses	–
Distribution fees - Service Shares	–
Non-interested Trustees' fees and expenses	–
Accrued expenses	27
Total Liabilities	50
Net Assets	$11,044
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$11,349
Undistributed net investment income/(loss)*	2
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(2,020)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	1,713
Total Net Assets	$11,044
Net Assets - Institutional Shares	$10,414
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	556
Net Asset Value Per Share	$18.72
Net Assets - Service Shares	$630
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	33
Net Asset Value Per Share	$18.86

*See Note 3 in Notes to Financial Statements.

(1)  Includes cost of $230

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 7

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Core Equity Portfolio
Investment Income:
Interest	$5
Dividends	70
Foreign tax withheld	(2)
Total Investment Income	73
Expenses:
Advisory fees	32
Transfer agent fees and expenses	1
Registration fees	6
System fees	9
Custodian fees	8
Legal fees	2
Professional fees	6
Non-interested Trustees' fees and expenses	5
Distribution fees - Service Shares	1
Other expenses	1
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	71
Expense and Fee Offsets	–
Net Expenses	71
Excess Expense Reimbursement	(6)
Net Expenses After Reimbursement	65
Net Investment Income/(Loss)	8
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	641
Net realized gain/(loss) from foreign currency transactions	(4)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(463)
Net Realized and Unrealized Gain/(Loss) on Investments	174
Net Increase/(Decrease) in Net Assets Resulting from Operations	$182

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Core Equity Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$8	$14
Net realized gain/(loss) from investment and foreign currency transactions	637	772
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(463)	523
Net Increase/(Decrease) in Net Assets Resulting from Operations	182	1,309
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(11)	(9)
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(11)	(9)
Capital Share Transactions:
Shares sold
Institutional Shares	889	1,347
Service Shares	297	367
Reinvested dividends and distributions
Institutional Shares	11	9
Service Shares	–	–
Shares repurchased
Institutional Shares	(1,060)	(2,798)
Service Shares	(57)	(314)
Net Increase/(Decrease) from Capital Share Transactions	80	(1,389)
Net Increase/(Decrease) in Net Assets	251	(89)
Net Assets:
Beginning of period	10,793	10,882
End of period	$11,044	$10,793
Undistributed net investment income/(loss)*	$2	$5

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Financial Highlights

Institutional Shares
For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Core Equity Portfolio
and through each fiscal year ended December 31	2005	2004	2003(1)	2002	2001	2000
Net Asset Value, Beginning of Period	$18.44	$16.27	$13.24	$16.26	$19.20	$27.32
Income from Investment Operations:
Net investment income/(loss)	.02	.03	.02	.05	.11	.07
Net gain/(loss) on securities (both realized and unrealized)	.28	2.16	3.04	(3.02)	(2.34)	(1.95)
Total from Investment Operations	.30	2.19	3.06	(2.97)	(2.23)	(1.88)
Less Distributions:
Dividends (from net investment income)*	(.02)	(.02)	(.02)	(.05)	(.12)	(.07)
Distributions (from capital gains)*	–	–	–	–	(.59)	(6.17)
Tax return of capital*	–	–	(.01)	–	–	–
Total Distributions	(.02)	(.02)	(.03)	(.05)	(.71)	(6.24)
Net Asset Value, End of Period	$18.72	$18.44	$16.27	$13.24	$16.26	$19.20
Total Return**	1.62%	13.44%	23.10%	(18.27)%	(11.75)%	(8.07)%
Net Assets, End of Period (in thousands)	$10,414	$10,414	$10,593	$9,825	$12,634	$15,712
Average Net Assets for the Period (in thousands)	$10,317	$10,039	$9,905	$11,550	$13,983	$17,328
Ratio of Gross Expenses to Average Net Assets***(2)	1.21%	1.23%	1.25%	1.25%	1.13%	1.25%
Ratio of Net Expenses to Average Net Assets***(2)	1.20%	1.23%	1.25%	1.25%	1.12%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.17%	0.14%	0.03%	0.32%	0.63%	0.36%
Portfolio Turnover Rate***	91%	65%	82%	97%	114%	95%
Service Shares
For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Core Equity Portfolio
and through each fiscal year ended December 31	2005	2004	2003(1)	2002	2001	2000
Net Asset Value, Beginning of Period	$18.59	$16.42	$13.16	$16.15	$19.05	$27.15
Income from Investment Operations:
Net investment income/(loss)	.01	(.01)	– (3)	.01	.05	.01
Net gain/(loss) on securities (both realized and unrealized)	.26	2.18	3.30	(2.99)	(2.31)	(1.93)
Total from Investment Operations	.27	2.17	3.30	(2.98)	(2.26)	(1.92)
Less Distributions:
Dividends (from net investment income)*	– (4)	–	(.04)	(.01)	(.05)	(.01)
Distributions (from capital gains)*	–	–	–	–	(.59)	(6.17)
Tax return of capital*	–	–	– (5)	–	–	–
Total Distributions	–	–	(.04)	(.01)	(.64)	(6.18)
Net Asset Value, End of Period	$18.86	$18.59	$16.42	$13.16	$16.15	$19.05
Total Return**	1.47%	13.22%	25.08%	(18.45)%	(12.04)%	(8.24)%
Net Assets, End of Period (in thousands)	$630	$379	$289	$1,251	$971	$306
Average Net Assets for the Period (in thousands)	$422	$290	$219	$1,012	$612	$93
Ratio of Gross Expenses to Average Net Assets***(2)	1.46%	1.48%	1.50%	1.50%	1.30%	1.52%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.48%	1.50%	1.50%	1.30%	1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.08)%	(0.09)%	(0.39)%	0.09%	0.44%	0.38%
Portfolio Turnover Rate***	91%	65%	82%	97%	114%	95%

  *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain amounts have been restated. (See Note 7 in Notes to Financial Statements).

(2)  See Note 4 in Notes to Financial Statements.

(3)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2003.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Core Equity Portfolio	$1,045,875

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series June 30, 2005 11

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Core Equity Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

12 Janus Aspen Series June 30, 2005

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%.

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

advisory fee but excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.20% of the average daily net assets of the Portfolio.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryover.

Capital Loss Carryover Expiration Schedule
for the year ended December 31, 2004

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Loss
Janus Aspen Core Equity Portfolio	$(954,512)	$(1,375,882)	$(297,316)	$(2,627,710)

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Core Equity Portfolio	$781,104

14 Janus Aspen Series June 30, 2005

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Core Equity Portfolio	$9,188,575	$1,785,328	$(130,124)	$1,655,204

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31	Institutional Shares						Service Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001	2000	2005(1)	2004(1)	2003	2002	2001	2000
Janus Aspen Core Equity Portfolio	1.32%	1.52%	2.08%	1.87%	1.13%	1.65%	1.57%	1.76%	2.35%	2.12%	1.30%	2.03%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Core Equity Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	49	81
Reinvested dividends and distributions	1	–
Shares repurchased	(59)	(167)
Net Increase/(Decrease) in Capital Share Transactions	(9)	(86)
Shares Outstanding, Beginning of Period	565	651
Shares Outstanding, End of Period	556	565
Transactions in Portfolio Shares – Service Shares
Shares sold	16	21
Reinvested dividends and distributions	–	–
Shares repurchased	(3)	(19)
Net Increase/(Decrease) in Capital Share Transactions	13	2
Shares Outstanding, Beginning of Period	20	18
Shares Outstanding, End of Period	33	20

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Core Equity Portfolio	$4,675,345	$4,805,524	$–	$–

7. RESTATEMENT

Janus Aspen Core Equity Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

	As Previously Reported	Adjustment	As Restated
Institutional Shares
Net investment income/(loss) per share	$0.32	$(0.30)	$0.02
Net gain/(loss) on securities (both realized and unrealized) per share	$2.74	$0.30	$3.04
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.00%	(1.97)%	0.03%
Service Shares
Net investment income/(loss) per share	$0.32	$(0.32)	$–
Net gain/(loss) on securities (both realized and unrealized) per share	$2.98	$0.32	$3.30
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.20%	(2.59)%	(0.39)%

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus

16 Janus Aspen Series June 30, 2005

Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

Janus Aspen Series June 30, 2005 17

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its

18 Janus Aspen Series June 30, 2005

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft"

Janus Aspen Series June 30, 2005 19

Additional Information (unaudited) (continued)

commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

20 Janus Aspen Series June 30, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

22 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 23

Notes

24 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

shareholder value.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (08/05)

C-0805-112  109-24-711 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Additional Information	22

Explanations of Charts, Tables and Financial Statements	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance Overview

The bond market proved volatile during the six month period ended June 30, 2005, as changing assessments of economic growth, inflation risks and corporate credit quality kept investors on edge. The Federal Reserve continued to tighten credit conditions at a measured pace during the period. Since June 2004 the Fed has increased the Fed Funds rate 225 basis points to 3.25%. By June 2005, however, investors began to hope that the central bank might soon pause or cease its campaign of measured credit tightening. This sparked an unanticipated drop in bond yields, which was most pronounced at the longer end of the maturity spectrum. As a result, the yield curve flattened.

Against this backdrop, Janus Aspen Flexible Bond Portfolio – Institutional and Service Shares returned 1.99% and 1.85% respectively for the six-month period. By comparison, the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, gained 2.51%. The Portfolio's secondary benchmark, the Lehman Brothers Government/Credit Index, returned 2.75%. Early in the period, the Portfolio's above-market weighting in corporate bonds helped to offset weakness in its Treasury holdings. Nonetheless, our focus on better quality high-yield issuers kept us from fully capitalizing on a rally that favored more speculative securities. As 2005 got underway, our concerns over razor-thin credit spreads led us to systematically reduce our overweighting in the corporate bond market. Unfortunately, these efforts did not come quickly enough to protect us from the spring sell-off in the corporate bond market caused primarily by General Motors.

Strategy in This Environment

In this uncertain environment, we scaled back our corporate bond exposure, both investment grade and high yield, while adding to our weighting in AAA-rated mortgage-backed securities. This strategy proved fortuitous, as mortgage-backed securities were among the best-performing asset classes for the six month period. In addition, we maintained a neutral duration position versus the benchmark, in an effort to mitigate relative interest rate risk.

Portfolio Composition

As of June 30, 2005, 33.9% of the Portfolio's total net assets were invested in Treasury and Agency bonds, compared to 37.59% in the Lehman Brothers Aggregate Bond Index, the Portfolio's benchmark. Corporate bonds accounted for 32.7% of the Portfolio's total net assets – reduced from the start of the period but still higher than the benchmark's 20.12% weighting. Mortgage-backed securities accounted for 32.1% of the Portfolio's total net assets, while accounting for 34.43% of the benchmark's.

Performance Suffered from an Overweight Position in Corporate Bonds

Despite our focus on better-quality issuers, our overweighting in corporate bonds left us vulnerable to a March correction that affected all maturities and credit qualities. Disappointments in this group included our General Motors (GM) Acceptance Corporation bonds, issued by the financing arm of the automotive giant. GM struggled against concerns over disappointing earnings growth, soft vehicle sales and a sizable pension fund liability. Most damaging of all, the automaker lowered its 2005 earnings estimate from a $5 billion gain to a $2 billion loss. This news triggered a series of credit downgrades on GM's bonds. The good news is that we held a relatively modest position in General Motors. The negative sentiment generated by the auto

Portfolio Snapshot

This bond portfolio adjusts its allocations among different types of bonds in an attempt to take advantage of ever-changing market conditions.

Ron Speaker

portfolio manager

Portfolio Profile

	June 30, 2005		December 31, 2004
Weighted Average Maturity	6.7	Yrs	6.9	Yrs
Average Modified Duration*	4.4	Yrs	5.1	Yrs
30-Day Current Yield**
Institutional shares	4.26%		4.15%
Service Shares	3.98%		3.93%
Weighted Average Fixed Income Credit Rating	A		A
Number of Bonds/Notes	212		229

  *  A theoretical measure of price volatility.

  **  Yield will fluctuate.

2 Janus Aspen Series June 30, 2005

(unaudited)

sector hurt the performance of the corporate sector in general. When GM and Ford lost their investment-grade status, a major shift occurred in the composition of the corporate bond market.

Our high-yield bonds issued by Dallas-based electricity distributor Texas Utilities, or TXU, performed poorly during the period. TXU continues to affirm solid earnings guidance for 2005 and 2006, and its underlying financial performance remains solid. However TXU implemented an aggressive stock repurchase plan, thereby reducing the company's outlook for a credit upgrade. We continue to remain cautious on corporate issuers who are favoring shareholders over bondholders, however in this instance we continue to believe in the management of TXU.

Another detractor among our corporate bond holdings included theater chain AMC Corporation. AMC was shadowed by lagging box office receipts and uncertainty over its planned merger with rival Loew's Cineplex.

Mortgage-Backed Securities and Crossover Corporate Bonds Aid Returns

On a positive note, our results benefited from our increased allocation to mortgage-backed securities (MBS), which outperformed other areas of the fixed-income market. MBS benefited from their high-quality rating (AAA) compared to corporate bonds. In addition MBS tend to perform well in an interest rate range-bound environment. The U.S. Treasury 10-year yield, the best proxy for mortgage interest rates, decreased 27 basis points over the previous six month period, decreasing from 4.21% on December 31, 2004, to 3.94% on June 30, 2005. This has aided the performance of the MBS held in the Portfolio because price increases when yields decrease.

Among our corporate bond issues, we capitalized on our selection of crossover bonds. These high-yield issues have earned at least one upgrade from the major credit agencies, and therefore, we feel are strong candidates for investment-grade status. Consequently, we believe they offer solid fundamentals and minimal downside risk. Our crossover investments included our stake in insurance provider Ohio Casualty, which continued to report improved loss ratios and robust earnings growth.

We also maintained our focus on companies that are refinancing their debt and lowering their borrowing costs. These included electrical utility companies Reliant Resources and Owens-Illinois, now called O-I, the world's largest maker of glass containers. O-I has sweetened its profit margins by slashing overhead costs and spinning off its less-profitable blow-molded plastics operations.

Investment Strategy and Outlook

Given the risks of further Fed interest rate tightening we will continue our efforts to mitigate relative interest rate risk by remaining inline with the benchmark in terms of duration. We have taken a more cautious approach to the corporate debt market, where we continue to favor better-quality issuers that are well-positioned to weather market uncertainty. We also intend to continue to invest in mortgage-backed securities that are AAA-rated, while reducing our weighting in corporate bonds. Above all, our flexible investment mandate allows us to respond to changing market dynamics and pursue healthy returns with mitigated risk across the fixed-income universe.

Thank you for your continued investment in Janus Aspen Flexible Bond Portfolio.

Significant Areas of Investment – (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-To-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen Flexible Bond Portfolio - Institutional Shares	1.99%	6.09%	7.07%	7.81%	7.63%
Janus Aspen Flexible Bond Portfolio - Service Shares	1.85%	5.77%	6.81%	7.57%	7.44%
Lehman Brothers Aggregate Bond Index	2.51%	6.80%	7.40%	6.83%	6.43%
Lehman Brothers Government/ Credit Index	2.75%	7.26%	7.71%	6.90%	6.41%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	N/A	31/42	13/27	1/12	1/9

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,019.90	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86
Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,018.50	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11

*Expenses are equal to the annualized expense ratio of 0.57% for Institutional Shares and 0.82% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Bond portfolios have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds portfolios.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the portfolio and selling of bonds within the portfolio by the portfolio manager.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2005, Janus Aspen Flexible Income Portfolio changed its name to Janus Aspen Flexible Bond Portfolio and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

Effective May 1, 2005, the Portfolio changed its primary benchmark from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a broader representation of the fixed-income market. The new primary benchmark will provide a more appropriate comparison to the Portfolio's investment style. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. The Portfolio will retain the Lehman Brothers Government/Credit Index as a secondary index.

The Portfolio's prospectus allows for investment in non-investment grade securities.

4 Janus Aspen Series June 30, 2005

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Corporate Bonds - 32.3%
Aerospace and Defense - 0.3%
$835,000	Northrop Grumman Corp., 4.079% notes, due 11/16/06	$832,588
Agricultural Operations - 0.5%
1,580,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	1,580,223
Automotive - Cars and Light Trucks - 0.1%
325,000	DaimlerChrysler North America Holding Corp., 4.875% notes, due 6/15/10	323,506
Brewery - 0.5%
285,000	Anheuser-Busch Companies, Inc., 6.00% bonds, due 11/1/41	325,111
675,000	Foster's Finance Corp., 5.125% notes, due 6/15/15 (144A)	677,640
480,000	SABMiller PLC, 6.625% bonds, due 8/15/33 (144A)	547,724
		1,550,475
Cable Television - 1.4%
1,935,000	Comcast Cable Communications, Inc. 6.20%, notes, due 11/15/08	2,046,349
1,315,000	Comcast Corp., 5.85% company guaranteed notes, due 1/15/10	1,390,679
1,245,000	Cox Communications, Inc., 4.625% notes, due 1/15/10	1,241,713
		4,678,741
Cellular Telecommunications - 0.7%
	Nextel Communications, Inc.:
1,240,000	6.875%, senior notes, due 10/31/13	1,325,250
430,000	7.375%, senior notes, due 8/1/15	464,400
645,000	Rogers Wireless Communications, Inc., 6.535% secured notes, due 12/15/10‡	672,413
		2,462,063
Chemicals - Specialty - 0.1%
430,000	Lubrizol Corp., 6.50% debentures, due 10/1/34	474,692
Commercial Banks - 0.7%
620,000	Skandinaviska Enskilda Banken A.B. 5.471%, subordinated notes, due 3/29/49 (144A)‡	636,327
	Sovereign Bank:
620,000	4.00%, deposit notes, due 2/1/08	614,479
1,025,000	5.125%, subordinated notes, due 3/15/13	1,045,217
		2,296,023
Computers - 0.4%
1,190,000	IBM Corp., 2.375% notes, due 11/1/06	1,167,709
Computers - Peripheral Equipment - 0%
996,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)‡,º,ºº,§	57,668

Shares or Principal Amount		Value
Containers - Metal and Glass - 1.9%
$800,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	$850,000
	Owens-Illinois, Inc.:
1,700,000	8.10%, senior notes, due 5/15/07	1,768,000
3,435,000	7.35%, senior notes, due 5/15/08	3,563,812
		6,181,812
Cosmetics and Toiletries - 1.2%
2,005,000	Gillette Co., 4.125% senior notes, due 8/30/07‡	2,006,887
1,890,000	Procter & Gamble Co., 4.75% notes, due 6/15/07	1,918,161
		3,925,048
Data Processing and Management - 0.3%
1,145,000	Fiserv, Inc., 3.00% notes, due 6/27/08	1,098,563
Diversified Financial Services - 1.1%
	General Electric Capital Corp.:
455,000	3.50%, notes, due 5/1/08	447,618
2,220,000	3.75%, notes, due 12/15/09	2,180,157
860,000	4.375%, notes, due 11/21/11	858,710
		3,486,485
Diversified Operations - 1.0%
1,265,000	Noble Group, Ltd., 6.625% senior notes, due 3/17/15 (144A)	1,167,892
2,195,000	Tyco International Group S.A., 5.80% company guaranteed notes, due 8/1/06**	2,234,313
		3,402,205
Electric - Generation - 0.7%
1,960,000	Allegheny Energy Supply Company LLC 8.25% bonds, due 4/15/12 (144A)‡, §	2,195,200
Electric - Integrated - 3.7%
	CenterPoint Energy, Inc.:
575,000	5.875%, senior notes, due 6/1/08	595,186
575,000	6.85%, senior notes, due 6/1/15	643,229
430,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	452,575
885,000	Dominion Resources, Inc., 5.125% senior notes, due 12/15/09	908,381
620,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	604,200
1,435,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	1,634,194
575,000	NiSource, Inc., 3.628% debentures, due 11/1/06	567,541
285,000	Northern States Power Co., 2.875% first mortgage notes, due 8/1/06	281,627
575,000	Pacific Gas and Electric Co., 4.80% first mortgage notes, due 3/1/14	576,419
	Southern California Edison Co.:
1,360,000	7.625%, notes, due 1/15/10	1,532,880
740,000	6.00%, first mortgage notes, due 1/15/34	828,818
1,100,000	Southwestern Public Service Co., 5.125% senior notes, due 11/1/06	1,113,779

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Electric - Integrated - (continued)
	TXU Corp.:
$1,715,000	6.375%, senior notes, due 6/15/06	$1,744,025
620,000	6.55%, notes, due 11/15/34 (144A)	608,916
		12,091,770
Electronic Components - Semiconductors - 0.1%
350,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	344,750
Finance - Auto Loans - 0.4%
470,000	Ford Motor Credit Co., 7.375% notes, due 10/28/09	459,278
	General Motors Acceptance Corp.:
675,000	6.125%, notes, due 8/28/07	668,059
165,000	5.85%, senior unsubordinated notes, due 1/14/09	154,673
		1,282,010
Finance - Commercial - 0.4%
1,220,000	CIT Group, Inc., 3.65% senior notes, due 11/23/07	1,202,846
Finance - Consumer Loans - 0.8%
1,145,000	Household Finance Corp., 4.625% notes, due 1/15/08	1,156,507
835,000	John Deere Capital Corp., 3.625% notes, due 5/25/07	827,695
500,000	SLM Corp., 5.27% notes, due 1/31/14 ‡	501,585
		2,485,787
Finance - Credit Card - 0.2%
675,000	Capital One Financial Corp., 5.50% notes, due 6/1/15	690,552
Finance - Investment Bankers/Brokers - 0.4%
630,000	Goldman Sachs Group, Inc., 5.125% notes, due 1/15/15	641,687
510,000	Jefferies Group, Inc., 5.50% senior notes, due 3/15/16	516,003
		1,157,690
Finance - Mortgage Loan Banker - 0.5%
	Residential Capital Corp.:
1,350,000	4.835%, notes, due 6/29/07 (144A)‡	1,350,508
275,000	6.375%, notes, due 6/30/10 (144A)	276,323
		1,626,831
Food - Diversified - 1.5%
2,270,000	General Mills, Inc., 3.875% notes, due 11/30/07	2,251,122
2,680,000	Kellogg Co., 2.875% senior notes, due 6/1/08	2,581,863
		4,832,985
Foreign Government - 0.2%
740,000	United Mexican States, 4.625% notes, due 10/8/08	744,810
Funeral Services and Related Items - 0%
75,000	Service Corporation International, 6.00% notes, due 12/15/05	75,469
Gas - Distribution - 0.5%
400,000	Oneok, Inc., 5.20% senior notes, due 6/15/15	405,756

Shares or Principal Amount		Value
$1,145,000	Southwest Gas Corp., 7.625% senior notes, due 5/15/12	$1,317,147
		1,722,903
Independent Power Producer - 0.3%
675,000	NRG Energy, Inc., 8.00% secured notes, due 12/15/13 (144A)	712,125
135,000	Reliant Energy, Inc., 9.50% secured notes, due 7/15/13	149,850
		861,975
Investment Management and Advisory Services - 0.3%
1,030,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	1,014,191
Leisure, Recreation and Gaming - 0.2%
550,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	598,125
Life and Health Insurance - 0.8%
1,075,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	1,149,746
1,245,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	1,372,114
		2,521,860
Medical - HMO - 0.8%
	Coventry Health Care, Inc.:
375,000	5.875%, senior notes, due 1/15/12	381,563
650,000	6.125%, senior notes, due 1/15/15	661,375
1,340,000	UnitedHealth Group, Inc., 3.30% senior notes, due 1/30/08	1,308,959
285,000	WellPoint Health Networks, Inc., 6.375% notes, due 6/15/06	291,119
		2,643,016
Metal Processors and Fabricators - 0.1%
715,000	Precision Castparts Corp., 5.60% company guaranteed notes, due 12/15/13	742,230
Motorcycle and Motor Scooter Manufacturing - 0.2%
860,000	Harley-Davidson, Inc., 3.625% notes, due 12/15/08 (144A)	844,460
Multimedia - 1.1%
1,980,000	News America, Inc., 6.625% senior notes, due 1/9/08	2,089,354
	Time Warner, Inc.:
1,245,000	6.125%, company guaranteed notes, due 4/15/06	1,264,469
645,000	6.15%, company guaranteed notes, due 5/1/07	667,394
		4,021,217
Mutual Insurance - 0.1%
620,000	North Front, 5.81% notes, due 12/15/24 (144A)‡	638,863
Non-Hazardous Waste Disposal - 0.3%
790,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	883,419
Oil Companies - Exploration and Production - 0.3%
150,000	Kerr-McGee Corp., 6.95% company guaranteed notes, due 7/1/24	154,991
327,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	362,969

See Notes to Schedules of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Janus Aspen Flexible Bond Portfolio (unaudited)

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
	Pemex Project Funding Master Trust:
$200,000	5.75%, notes, due 12/15/15 (144A)	$199,100
195,000	8.625%, company guaranteed notes due 2/1/22‡	240,338
		957,398
Oil Companies - Integrated - 1.2%
1,770,000	ChevronTexaco Capital Co., 3.50% company guaranteed notes, due 9/17/07	1,752,848
885,000	El Paso CGP Co., 7.625% notes, due 9/1/08	904,913
1,315,000	Occidental Petroleum Corp., 5.875% senior notes, due 1/15/07	1,348,279
		4,006,040
Oil Field Machinery and Equipment - 0.3%
860,000	Cooper Cameron Corp., 2.65% senior notes, due 4/15/07	834,351
Oil Refining and Marketing - 0.6%
	Enterprise Products Operating L.P.:
475,000	4.95%, senior notes, due 6/1/10	477,234
310,000	Series B, 6.375%, company guaranteed notes, due 2/1/13	335,907
575,000	5.60%, senior notes, due 10/15/14	591,704
885,000	6.65%, senior notes, due 10/15/34	971,613
275,000	Valero Energy Corp., 6.875% senior unsecured notes, due 4/15/12	306,956
		2,683,414
Pipelines - 1.3%
1,030,000	Kaneb Pipe Line Operating Partnership L.P., 5.875% senior notes, due 6/1/13	1,076,291
755	Kern River Funding Corp., 4.893% company guaranteed notes, due 4/30/18	772
	Panhandle Eastern Pipe Line Co.:
1,220,000	Series B, 2.75%, senior notes, due 3/15/07	1,188,160
1,315,000	4.80%, senior notes, due 8/15/08	1,331,289
		3,596,512
Property and Casualty Insurance - 0.9%
1,190,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	1,263,159
250,000	NYMAGIC, Inc., 6.50% senior notes, due 3/15/14	246,714
1,340,000	Ohio Casualty Corp., 7.30% notes, due 6/15/14	1,473,728
		2,983,601
Publishing - Periodicals - 0.3%
513,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	614,318
439,000	Dex Media West Finance Co., 9.875% senior subordinated notes, due 8/15/13	500,460
		1,114,778
Radio - 0.1%
332,000	XM Satellite Radio Holdings, Inc., 12.00%, secured notes, due 6/15/10	373,500

Shares or Principal Amount			Value
	Reinsurance - 0.1%
	$430,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	$430,326
	Retail - Apparel and Shoe - 0.4%
	1,240,000	Gap, Inc., 6.90% notes, due 9/15/07	1,300,661
	Savings/Loan/Thrifts - 0.5%
	1,125,000	Webster Bank, 5.875% subordinated notes, due 1/15/13	1,192,308
	310,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	370,818
			1,563,126
	Special Purpose Banks - 0.3%
	845,000	Rabobank Capital Funding Trust II, 5.26% bonds, due 12/31/49 (144A)	869,290
	Special Purpose Entity - 0.5%
	550,000	Glencore Funding LLC, 6.00% company guaranteed notes, due 4/15/14 (144A)	527,393
	1,030,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	1,213,578
			1,740,971
	Telecommunication Services - 0.1%
	250,000	Qwest Corp., 6.67063% senior notes, due 6/15/13 (144A)‡	255,938
	Telephone - Integrated - 1.2%
	980,000	BellSouth Corp., 4.75% notes, due 11/15/12	985,144
		Cincinnati Bell, Inc.:
	250,000	8.375%, senior subordinated notes, due 1/15/14	256,250
	480,000	8.375%, senior subordinated notes, due 1/15/14 (144A)	492,000
	2,315,000	Deutsche Telekom International Finance B.V. 3.875% company guaranteed notes due 7/22/08**	2,289,243
			4,022,637
	Theaters - 0.1%
	320,000	AMC Entertainment, Inc., 9.875% senior subordinated notes, due 2/1/12	317,600
	Transportation - Services - 0.3%
	1,050,000	FedEx Corp., 2.65% notes, due 4/1/07	1,022,641
	Total Corporate Bonds (cost $106,034,920)		106,813,544
	Foreign Bonds - 0.4%
Cable Television - 0.1%
EUR	340,000	Telenet Communications N.V., 9.00% senior notes, due 12/15/13 (144A)**	465,949
	Drug Delivery Systems - 0.3%
EUR	545,000	Fresenius Finance B.V., 7.75% company guaranteed notes, due 4/30/09 (144A)**	705,670
	Total Foreign Bonds (cost $1,051,389)		1,171,619

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Mortgage Backed Securities - 32.1%
Commercial Services - Finance - 0.2%
$665,000	JP Morgan Chase Commercial Mortgage Securities Corp., 4.738%, due 7/15/42	$671,618
U.S. Government Agency - 31.9%
	Fannie Mae:
1,505,814	7.00%, due 9/1/14	1,578,059
1,241,259	6.00%, due 6/1/17	1,283,828
1,388,848	5.00%, due 6/1/18	1,405,496
1,453,697	5.00%, due 11/1/18	1,471,123
2,177,968	4.50%, due 5/1/19	2,169,759
1,833,074	4.50%, due 5/1/19	1,826,165
3,045,490	5.00%, due 8/1/19	3,081,232
227,465	5.50%, due 9/1/19	233,847
1,229,886	5.50%, due 9/1/19	1,263,335
972,336	4.00%, due 2/1/20	952,982
671,003	4.00%, due 7/15/20Ç	657,164
630,742	4.50%, due 8/15/20Ç	626,997
2,479,483	5.50%, due 9/1/24	2,530,312
1,593,037	5.00%, due 5/1/25	1,605,780
1,060,020	7.00%, due 2/1/32	1,120,068
941,418	6.50%, due 5/1/32	980,497
3,276,111	5.50%, due 2/1/33**	3,324,870
1,550,405	5.50%, due 11/1/33	1,573,036
1,720,394	5.50%, due 2/1/34	1,744,935
2,083,953	5.00%, due 4/1/34	2,086,201
3,052,252	6.00%, due 7/1/34**	3,137,954
1,110,662	6.50%, due 8/1/34	1,152,074
2,169,087	6.00%, due 8/1/34	2,224,556
833,741	7.00%, due 10/1/34	879,241
844,996	6.50%, due 11/1/34	874,788
580,104	5.50%, due 11/1/34	588,379
3,080,882	5.50%, due 12/1/34	3,124,830
717,529	6.50%, due 1/1/35	744,388
939,659	6.00%, due 2/1/35	963,688
1,598,160	5.50%, due 2/1/35	1,621,489
1,728,542	5.50%, due 3/1/35	1,753,233
2,632,256	5.50%, due 5/1/35	2,669,856
951,136	6.00%, due 7/15/35Ç	974,914
1,060,000	5.00%, due 7/15/35Ç	1,060,000
832,043	4.50%, due 8/15/35Ç	812,542
734,000	5.00%, due 8/15/35Ç	732,394
5,650,100	5.00%, due 8/15/35Ç,ƒ	5,637,737
	Federal Home Loan Bank System:
2,520,422	5.50%, due 12/1/32**	2,558,649
1,177,067	5.50%, due 12/1/34**	1,194,281
1,353,909	5.50%, due 12/1/34**	1,373,709
1,198,382	6.00%, due 1/1/35**	1,229,562
1,002,968	4.50%, due 2/1/35	980,482
	Freddie Mac:
1,583,899	5.50%, due 1/1/18	1,626,204
2,777,379	4.50%, due 2/1/18**	2,768,507
1,484,090	5.00%, due 9/1/18	1,501,943
1,384,609	4.00%, due 4/1/19	1,354,485
1,222,137	4.50%, due 6/1/19	1,217,758
1,816,975	5.00%, due 2/1/20	1,838,482
1,367,338	4.50%, due 4/1/20	1,362,439
918,852	5.50%, due 11/1/33	932,508
1,443,855	6.00%, due 2/1/34	1,483,287
585,362	6.50%, due 7/1/34	607,481
343,761	6.50%, due 7/1/34	357,103

Shares or Principal Amount		Value
$618,747	6.00%, due 11/1/34	$634,866
645,140	6.00%, due 12/1/34	661,947
1,110,000	5.50%, due 6/1/35	1,126,234
1,602,000	5.00%, due 8/15/35Ç	1,598,495
8,519,068	5.00%, due 8/15/35Ç,ƒ	8,500,427
	Ginnie Mae:
961,380	4.50%, due 10/15/33	951,192
1,882,614	5.00%, due 4/15/34	1,899,492
2,315,136	6.00%, due 10/20/34**	2,384,548
1,060,262	6.50%, due 2/20/35	1,103,565
2,177,644	5.50%, due 3/20/35	2,221,236
1,499,216	5.50%, due 5/20/35	1,529,227
		105,465,858
Total Mortgage Backed Securities (cost $105,974,429)		106,137,476
Preferred Stock - 0.6%
Finance - Other Services - 0.2%
10,150	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	592,760
REIT - Diversified - 0.2%
30,500	iStar Financial, Inc., 7.875%	791,094
Savings/Loan/Thrifts - 0.2%
25,480	Chevy Chase Bank FSB, 8.00%	710,892
Total Preferred Stock (cost $2,025,023)		2,094,746
U.S. Government Agencies - 9.3%
	Freddie Mac:
$8,120,000	2.75%, due 8/15/06**,#	8,028,309
15,545,000	3.25%, due 11/15/07**	15,338,439
1,320,000	3.875%, due 6/15/08#	1,320,249
	Fannie Mae:
1,650,000	4.00%, due 9/2/08	1,648,926
2,780,000	5.50%, due 3/15/11	2,981,964
1,140,000	6.625%, due 11/15/30#	1,479,387
Total U.S. Government Agencies (cost $31,024,795)		30,797,274
U.S. Treasury Notes/Bonds - 24.6%
	U.S. Treasury Notes/Bonds
4,895,000	2.375%, due 8/15/06#	4,831,135
5,385,000	2.625%, due 11/15/06#	5,314,112
3,370,000	3.125%, due 1/31/07#	3,343,407
225,000	3.625%, due 4/30/07#	224,877
7,075,000	2.75%, due 8/15/07#	6,944,551
2,351,000	3.00%, due 2/15/08#	2,312,888
91,000	3.875%, due 5/15/10#	91,519
725,000	3.625%, due 6/15/10#	721,828
2,924,272	1.625%, due 1/15/15‡‡,#	2,913,643
6,788,000	4.00%, due 2/15/15#	6,812,131
6,925,000	4.125%, due 5/15/15#	7,026,167
5,340,000	7.50%, due 11/15/16#	6,998,946
2,350,000	8.875%, due 8/15/17#	3,415,485
4,430,000	8.875%, due 2/15/19#	6,585,647
3,795,000	7.25%, due 8/15/22#	5,164,164
1,085,000	6.25%, due 8/15/23#	1,352,139
1,212,776	2.375%, due 1/15/25‡‡,#	1,327,563
3,530,000	5.25%, due 2/15/29#	4,037,300
6,025,000	6.25%, due 5/15/30#	7,847,798
3,305,000	5.375%, due 2/15/31#	3,899,900
Total U.S. Treasury Notes/Bonds (cost $79,043,607)		80,165,200

See Notes to Schedules of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2005

Janus Aspen Flexible Bond Portfolio (unaudited)

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Commercial Paper - 4.1%
$4,141,000	Ford Motor Credit Co., 3.59%, 7/14/05	$4,135,984
3,262,000	GMAC Mortgage, 3.63%, 7/14/05	3,257,741
2,760,000	Morgan Stanley Group Inc., 3.23%, 8/11/05	2,749,539
3,515,000	Victory Receivables Corp., 3.17%, 7/14/05	3,510,915
Total Commercial Paper (cost $13,661,609)		13,654,179
Other Securities - 20.4%
67,132,598	State Street Navigator Securities Lending Prime Portfolio†(cost $67,132,598)	67,132,598
Repurchase Agreement - 1.1%
$3,700,000	Banc of America Securities LLC, 3.4575% dated 6/30/05, maturing 7/1/05 to be repurchased at $3,700,355 collateralized by $22,450,317 in U.S. Government Agencies 0% - 16.239%, 6/15/18 - 7/25/35 with a value of $3,774,000 (cost $3,700,000)	3,700,000
Total Investments (total cost $409,648,370) – 124.9%		412,666,636
Liabilities, net of Cash, Receivables and Other Assets – (24.9)%		(82,172,597)
Net Assets – 100%		$330,494,039

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$677,640	0.2%
Belgium	465,949	0.1%
Bermuda	1,167,892	0.3%
Canada	2,425,261	0.6%
Luxembourg	2,234,313	0.5%
Mexico	744,810	0.2%
Netherlands	2,994,913	0.8%
Sweden	636,327	0.2%
United Kingdom	547,724	0.1%
United States††	400,771,807	97.0%
Total	$412,666,636	100.0%

††Includes Short-Term Securities and Other Securities (76.6% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 7/15/05	890,000	$1,077,570	$72,399

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 9

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Flexible Bond Portfolio(1)
Assets:
Investments at cost(2)	$409,648
Investments at value(2)	$412,667
Cash	111
Receivables:
Investments sold	23,147
Portfolio shares sold	168
Dividends	13
Interest	2,962
Other assets	31
Forward currency contracts	72
Total Assets	439,171
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	67,133
Investments purchased	41,082
Portfolio shares repurchased	233
Advisory fees	148
Transfer agent fees and expenses	1
Distribution fees – Service Shares	7
Non-interested Trustees' fees and expenses	3
Accrued expenses	69
Variation margin	1
Total Liabilities	108,677
Net Assets	$330,494
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$325,091
Undistributed net investment income/(loss)*	565
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	1,748
Unrealized appreciation/(depreciation) of investments and foreign currency translations	3,090
Total Net Assets	$330,494
Net Assets - Institutional Shares	$297,612
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	25,634
Net Asset Value Per Share	$11.61
Net Assets - Service Shares	$32,882
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,699
Net Asset Value Per Share	$12.18

* See Note 3 in Notes to Financial Statements.

(1) Formerly named Janus Aspen Flexible Income Portfolio.

(2) Investments at cost and value include $65,789,820 of securities loaned for Janus Aspen Flexible Bond Portfolio (Note 1).

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Flexible Bond Portfolio(1)
Investment Income:
Interest	$9,086
Securities lending income	53
Dividends	100
Total Investment Income	9,239
Expenses:
Advisory fees	1,022
Transfer agent fees and expenses	2
Registration fees	8
Custodian fees	14
Professional fees	9
Non-interested Trustees' fees and expenses	9
Distribution fees - Service Shares	42
Other expenses	45
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	1,151
Expense and Fee Offset	(3)
Net Expenses	1,148
Net Investment Income/(Loss)	8,091
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,556 (2)
Net realized gain/(loss) from foreign currency transactions	37
Net realized gain/(loss) from futures contracts	57
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(3,251)
Net Realized and Unrealized Gain/(Loss) on Investments	(1,601)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,490

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

(2)  Includes $206,164 of realized gains resulting from a redemption in kind during the six-month period ended June 30, 2005 for the Janus Aspen Flexible Bond Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 11

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Flexible Bond Portfolio(1)
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$8,091	$23,895
Net realized gain/(loss) from investment and foreign currency transactions	1,593	16,499
Net realized gain/(loss) from futures contracts	57	(3,297)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(3,251)	(15,972)
Payment from affiliate (Note 2)	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,490	21,126
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(8,247)	(24,417)
Service Shares	(828)	(1,906)
Net realized gain from investment transactions*
Institutional Shares	(10,411)	(6,342)
Service Shares	(1,095)	(390)
Net Decrease from Dividends and Distributions	(20,581)	(33,055)
Capital Share Transactions:
Shares sold
Institutional Shares	25,071	56,041
Service Shares	2,732	10,866
Reinvested dividends and distributions
Institutional Shares	18,658	30,759
Service Shares	1,923	2,296
Shares repurchased(2)
Institutional Shares	(137,860)	(247,419)
Service Shares	(5,328)	(8,518)
Net Increase/(Decrease) from Capital Share Transactions	(94,804)	(155,975)
Net Increase/(Decrease) in Net Assets	(108,895)	(167,904)
Net Assets:
Beginning of period	439,389	607,293
End of period	$330,494	$439,389
Undistributed net investment income/(loss)*	$565	$1,549

* See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

(2)  During the six-month period ended June 30, 2005 and the fiscal year ended December 31, 2004, the Janus Aspen Flexible Bond Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $83,965,396 and $90,695,999, respectively, on the date of redemption.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2005

Financial Highlights

Institutional Shares
For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Flexible Bond Portfolio(1)
and through each fiscal year ended December 31	2005		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.14		$12.49		$12.30	$11.66	$11.46	$11.41
Income from Investment Operations:
Net investment income/(loss)	.33		.66		.63	.55	.61	.72
Net gain/(loss) on securities (both realized and unrealized)	(.09)		(.18)		.15	.65	.26	(.02)
Total from Investment Operations	.24		.48		.78	1.20	.87	.70
Less Distributions and Other:
Dividends (from net investment income)*	(.34)		(.68)		(.59)	(.56)	(.67)	(.65)
Distributions (from capital gains)*	(.43)		(.15)		–	–	–	–
Payment from affiliate	–		–	(2)	–	–	–	–
Total Distributions and Other	(.77)		(.83)		(.59)	(.56)	(.67)	(.65)
Net Asset Value, End of Period	$11.61		$12.14		$12.49	$12.30	$11.66	$11.46
Total Return**	1.99%		3.97	%(3)	6.39%	10.48%	7.74%	6.25%
Net Assets, End of Period (in thousands)	$297,612		$404,522		$576,021	$591,189	$387,509	$242,401
Average Net Assets for the Period (in thousands)	$357,084		$525,932		$623,513	$466,274	$317,156	$206,242
Ratio of Gross Expenses to Average Net Assets***(4)	0.57%		0.59%		0.64%	0.66%	0.67%	0.76%
Ratio of Net Expenses to Average Net Assets***(4)	0.57%		0.59%		0.64%	0.66%	0.67%	0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.19%		4.28%		4.51%	5.02%	5.87%	7.02%
Portfolio Turnover Rate***	255	%(5)	171%		154%	229%	308%	202%
Service Shares
For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Flexible Bond Portfolio(1)
and through each fiscal year ended December 31	2005		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.70		$13.11		$12.82	$11.98	$11.62	$11.41
Income from Investment Operations:
Net investment income/(loss)	.26		.54		.53	.34	.47	.53
Net gain/(loss) on securities (both realized and unrealized)	(.03)		(.07)		.26	.87	.39	.14
Total from Investment Operations	.23		.47		.79	1.21	.86	.67
Less Distributions and Other:
Dividends (from net investment income)*	(.32)		(.73)		(.50)	(.37)	(.50)	(.46)
Distributions (from capital gains)*	(.43)		(.15)		–	–	–	–
Payment from affiliate	–		–	(2)	–	–	–	–
Total Distributions and Other	(.75)		(.88)		(.50)	(.37)	(.50)	(.46)
Net Asset Value, End of Period	$12.18		$12.70		$13.11	$12.82	$11.98	$11.62
Total Return**	1.85%		3.70	%(3)	6.17%	10.16%	7.49%	6.00%
Net Assets, End of Period (in thousands)	$32,882		$34,867		$31,272	$14,025	$2,136	$568
Average Net Assets for the Period (in thousands)	$34,231		$33,840		$23,523	$7,218	$1,452	$187
Ratio of Gross Expenses to Average Net Assets***(4)	0.82%		0.84%		0.89%	0.91%	0.91%	0.99%
Ratio of Net Expenses to Average Net Assets***(4)	0.82%		0.84%		0.89%	0.91%	0.90%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.96%		4.03%		4.26%	4.61%	5.56%	6.54%
Portfolio Turnover Rate***	255	%(5)	171%		154%	229%	308%	202%

* See Note 3 in Notes to Financial Statements.

 ** Total return not annualized for periods of less than one full year.

*** Annualized for periods of less than one full year.

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for year ended.

(3)  During the fiscal year ended December 31, 2004, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%

(4)  See Note 4 in Notes to Financial Statements.

(5)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio turnover rate would have been 273%.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 13

Notes to Schedules of Investments (unaudited)

Lehman Brothers Aggregate Bond Index	The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity. Government/Credit Index

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	A fund that invests at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

REIT	Real Estate Investment Trust

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities, mortgage dollar rolls (with extended settlement dates) and/or mortgage backed securities (with extended settlement dates).

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security with accrued interest in the amount of $39,840 that was written-off December 10, 2001.

  ‡‡  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security, a portion or all of the security is on loan at June 30, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

  ƒ  Security acquired under mortgage dollar roll agreement.

  Ç  Security is traded on a "to-be-announced" basis.

  ºº Schedule of Fair Valued Securities as of June 30, 2005

	Value	Value as % of Net Assets
Janus Aspen Flexible Bond Portfolio(1)
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)	$57,668	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

(1) Formerly named Janus Aspen Flexible Income Portfolio.

§Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Flexible Bond Portfolio(1)
Allegheny Energy Supply Company LLC, 8.25%, bonds, due 4/15/12 (144A)	3/12/04 - 7/13/04	$1,950,963	$2,195,200	0.7%
Americo Life, Inc., 7.875%, notes, due 5/1/13 (144A)	4/25/03-5/21/03	1,076,832	1,149,746	0.3%
Candescent Technologies Corp., 8.00%, convertible senior subordinated debentures, due 5/1/03 (144A)ºº	3/6/00	796,800	57,668	0.0%
		$3,824,595	$3,402,614	1.0%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2005. The issuer incurs all registration costs.

(1) Formerly named Janus Aspen Flexible Income Portfolio.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities, mortgage dollar rolls (with extended settlement dates) and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Flexible Bond Portfolio(1)	$98,432,467

(1) Formerly named Janus Aspen Flexible Income Portfolio.

The interest rate for variable rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2005.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Flexible Bond Portfolio (formerly named Janus Aspen Flexible Income Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2005
Janus Aspen Flexible Bond Portfolio(1)	$65,789,820

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

As of June 30, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2005
Janus Aspen Flexible Bond Portfolio(1)	$67,132,598

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

As of June 30, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included in the Statement of Operations.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss.

When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to- market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Mortgage Dollar Rolls

The Portfolio may enter into "mortgage dollar rolls." In a "mortgage dollar rolls" transaction, the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment

16 Janus Aspen Series June 30, 2005

income. During the six-month period ended June 30, 2005, the Portfolio recorded interest income of $42,472 related to such dollar rolls.

The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding during the six-month period ended June 30, 2005 was $8,660,370. At June 30, 2005, the Portfolio had outstanding mortgage dollar rolls with a total cost of $14,060,346 for a scheduled settlement of August 15, 2035.

Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2005, the Portfolio held TBA securities with a total cost of $20,512,446.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series June 30, 2005 17

Notes to Financial Statements (unaudited) (continued)

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon annual rates of 0.55% of the first $300 million of average daily net assets plus 0.45% of average daily net assets in excess of $300 million.

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.90% of the average daily net assets.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

18 Janus Aspen Series June 30, 2005

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Flexible Bond Portfolio(1)	$409,869,917	$5,350,293	$(2,553,574)	$2,796,719

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below is the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, (unaudited) and each fiscal year ended December 31	Institutional Shares						Service Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001	2000	2005(1)	2004(1)	2003	2002	2001	2000
Janus Aspen Flexible Bond Portfolio(2)	0.57%	0.59%	0.64%	0.66%	0.67%	0.76%	0.82%	0.84%	0.89%	0.91%	0.91%	0.99%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Formerly named Janus Aspen Flexible Income Portfolio.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Flexible Bond Portfolio(1)
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	2,061	4,476
Reinvested dividends and distributions	1,610	2,553
Shares repurchased	(11,359)	(19,826)
Net Increase/(Decrease) in Capital Share Transactions	(7,688)	(12,797)
Shares Outstanding, Beginning of Period	33,322	46,119
Shares Outstanding, End of Period	25,634	33,322
Transactions in Portfolio Shares – Service Shares
Shares sold	215	826
Reinvested dividends and distributions	158	181
Shares repurchased	(419)	(647)
Net Increase/(Decrease) in Capital Share Transactions	(46)	360
Shares Outstanding, Beginning of Period	2,745	2,385
Shares Outstanding, End of Period	2,699	2,745

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

Janus Aspen Series June 30, 2005 19

Notes to Financial Statements (unaudited) (continued)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar rolls) were as follows:

For the six-month period ended June 30, 2005 (unaudited) Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Flexible Bond Portfolio(1)	$38,681,792	$190,653,171	$359,307,203	$316,990,692

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative

20 Janus Aspen Series June 30, 2005

complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

Janus Aspen Series June 30, 2005 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to

22 Janus Aspen Series June 30, 2005

serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and

Janus Aspen Series June 30, 2005 23

Additional Information (unaudited) (continued)

was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

24 Janus Aspen Series June 30, 2005

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2005 25

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 27

Notes

28 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 29

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (08/05)

C-0805-112  109-24-705 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Foreign Stock Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Schedule of Investments	10

Notes to Financial Statements	11

Additional Information	16

Explanations of Charts, Tables and Financial Statements	19

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only) administrative services fees (where applicable), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Foreign Stock Portfolio (unaudited)

Performance Overview

Janus Aspen Foreign Stock Portfolio – Service Shares returned (2.57)% for the semiannual period ended June 30, 2005. By comparison, the Portfolio's benchmark, the Morgan Stanley Capital International EAFE® Index returned (1.17)%.

The slight underperformance of the Portfolio versus the Index was primarily due to lackluster results during the period from some of the insurance and capital goods holdings. The Portfolio's performance was also tempered by the negative contribution of our Bermuda-based holdings. Contributing to the Portfolio's gains, however, were the strong results of a number of our picks within the media sector. From a geographic standpoint, versus the Index, Japan was the strongest contributor during the period.

Portfolio Composition

As of June 30, 2005, 91.6% of the Portfolio's total net assets were invested in foreign companies, including 1.2% invested in emerging markets. Meanwhile, its cash position was 8.4%. The Portfolio's top 10 equity holdings as of June 30, 2005 accounted for 36.1% of total net assets.

Top Performers Included Media and Publishing Companies

Radio broadcaster Nippon Broadcasting was a major contributor to performance after becoming the subject of a rare takeover battle in Japan. The stock gained sharply in response to the competing bids – one from Fuji Television and another from Internet company Livedoor – and ultimately reached our price target in the process. As a result, I promptly sold the position.

Dutch publisher Reed Elsevier was another standout. The company reported strong earnings and an optimistic outlook that, in turn, reflected strength in its textbook and scientific publishing divisions. That allowed the stock to emerge as one of our top performers during the quarter and gave us the confidence to remain invested.

Select Financial Stocks Held Back Performance

Significant detractors from performance included insurance brokerage firm Willis Group Holdings. During the period, Willis Group continued to be pressured by a weakening insurance price environment as well as fallout from the investigations by the New York Attorney General's office into business practices common across the insurance brokerage business. In addition, near-term earnings at Willis have been slightly weaker than expected as a result of the company's efforts to increase head count and invest in personnel in anticipation of continuing market share gains from competitors. In the long run, however, this improved competitive positioning should result in accelerated revenue growth and sustained high margins. I would expect these near-term concerns to dissipate over time, and investors should once again focus on the potential for strong earnings power and above-market returns of the business.

Also holding back performance was longtime holding FKI, a diversified engineering group that suffered when a lackluster recovery in some of the company's more cyclical businesses led to weakness in near-term earnings. In addition, the market has been somewhat concerned about rising interest rates and a reasonably leveraged balance sheet, which could translate into higher

Portfolio Snapshot

This portfolio looks for companies anywhere in the world selling at a discount to what we believe is their true value.

Jason Yee

portfolio manager

Top 10 Equity Holdings - (% of Net Assets)

	June 30, 2005	December 31, 2004
Nipponkoa Insurance Company, Ltd.	5.4%	5.6%
Willis Group Holdings, Ltd.	4.8%	2.9%
British Sky Broadcasting Group PLC	4.4%	4.1%
Rentokill Initial PLC	3.5%	1.3%
Koninklijke (Royal) Philips Electronics N.V.	3.4%	2.5%
Millea Holdings, Inc.	3.2%	3.5%
Smiths Group PLC	3.2%	4.6%
Tyco International, Ltd. (U.S. Shares)	2.8%	3.4%
Takeda Pharmaceutical Company, Ltd.	2.7%	2.7%
Fairmont Hotels & Resorts, Inc. (U.S. Shares)	2.7%	2.6%

2 Janus Aspen Series June 30, 2005

(unaudited)

interest costs for the company. I believe the recovery in FKI's business has remained intact. Furthermore, our analysis suggests that the company's ability to generate cash flow is more than sufficient to service its debt in a higher interest rate environment. We believe that should in turn allow the company to stay well within the scope of its agreements with bondholders, suggesting to us that the concern over higher interest rates is overblown. FKI has been a very good investment for us over the years and is still trading at what we consider to be a very attractive valuation.

Investment Strategy and Outlook

The philosopher Saint Augustine once wrote that "patience is the companion of wisdom." Patience seems to be a lost virtue in the current market environment, as the market myopically focuses on short-term factors such as quarterly earnings reports, economic statistics or policy changes at the Federal Reserve. It remains to be seen if wisdom becomes a lost virtue as well, if it has not already.

The Portfolio's investment philosophy is simply to purchase good businesses at attractive valuations. Embraced within this framework are long investment time horizons, a contrarian nature and a distinct emphasis on underlying intrinsic business value. As a global investor with a wide range of investment opportunities to choose from, patience, selectivity and, of course, a sprinkling of wisdom remain key fundamental disciplines. The goal is to invest in only the most attractive risk/reward opportunities, and to wait patiently until finding them. One of my favorite quotes from Warren Buffett says it best: "Lethargy bordering on sloth remains the cornerstone of our investment style."

The broader implication of this approach to investing is that truly great investment opportunities are always quite rare, but the past year has proven to be especially challenging. Valuations across a broad spectrum of geographies, industries and, arguably, even asset classes seem to be, at best, fairly priced. To put this in a longer-term context, many of the significant excesses and valuation differentials between "old" and "new" economy, small- and large- capitalization stocks, as well as "value" and "growth" companies (however misguided this last categorization) appear to have diminished since the U.S. market peaked over five years ago.

The good news is that I believe valuation premiums for high-quality business franchises remain quite low, allowing the opportunity to "upgrade" the Portfolio for the long-term value creation. The more attractive investments available today tend to be excellent businesses at reasonable valuations, rather than good businesses at cheap valuations. Simply put, I am finding "better-than-average quality for lower-than-average prices." I believe that the quality of the companies in the Portfolio is outstanding, but at this point few could be characterized as huge "bargains" or grossly undervalued. However, with growth in business values over the past year and recent market declines, valuations are finally beginning to improve and I am optimistic about future investment opportunities.

An old Dutch proverb reminds us ever more succinctly than Saint Augustine that "a handful of patience is worth more than a bushel of brains." I certainly hope to exercise both patience as well as brains in managing the Portfolio toward successful investment results.

Thank you for your continued support.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Foreign Stock Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Aspen Foreign Stock Portfolio - Service Shares	(2.57)%	4.72%	8.36%
Morgan Stanley Capital International EAFE® Index	(1.17)%	13.65%	3.71%
Lipper Ranking - Service Shares based on total returns for Variable Annuity International Funds	N/A	186/190	16/141

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of net dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country..

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – May 1, 2001

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05) *
Actual	$1,000.00	$974.30	$6.51
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.66

*Expenses are equal to the annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses my include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

4 Janus Aspen Series June 30, 2005

Janus Aspen Foreign Stock Portfolio

Schedule of Investments (unaudited)

As of As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 89.4%
Advertising Services - 2.3%
38,080	WPP Group PLC	$390,597
Audio and Video Products - 0.9%
4,500	Sony Corp.	154,994
Beverages - Wine and Spirits - 2.6%
29,156	Diageo PLC	428,380
Brewery - 2.2%
11,935	Heineken N.V.	367,675
Broadcast Services and Programming - 1.2%
3,180	Grupo Televisa S.A. (ADR)	197,446
Cable Television - 2.5%
19,898	Shaw Communications, Inc. - Class B	414,271
Cellular Telecommunications - 2.4%
167,527	Vodafone Group PLC	407,029
Chemicals - Diversified - 1.1%
4,792	Akzo Nobel N.V.	188,059
Chemicals - Specialty - 3.6%
457	Givaudan S.A.	265,431
3,325	Syngenta A.G.*	340,567
		605,998
Cosmetics and Toiletries - 2.3%
30,000	Shiseido Company, Ltd.	378,175
Distribution/Wholesale - 1.7%
40,500	Esprit Holdings, Ltd.	291,514
Diversified Operations - 10.9%
42,000	Hutchison Whampoa, Ltd.	377,540
5,541	Louis Vuitton Moet Hennessy S.A.	426,613
32,227	Smiths Group PLC	529,922
15,900	Tyco International, Ltd. (U.S. Shares)	464,280
		1,798,355
Diversified Operations-Commercial Services - 3.5%
204,222	Rentokill Initial PLC	581,405
Electronic Components - Miscellaneous - 3.4%
22,475	Koninklijke (Royal) Philips Electronics N.V.	565,139
Food - Diversified - 2.3%
1,510	Nestle S.A.	385,898
Home Decoration Products - 2.2%
7,278	Hunter Douglas N.V.	362,706
Hotels and Motels - 3.5%
2,803	Accor S.A.	130,920
12,630	Fairmont Hotels & Resorts, Inc. (U.S. Shares)	439,902
		570,822
Insurance Brokers - 4.8%
24,450	Willis Group Holdings, Ltd.	800,004
Machinery - Pumps - 1.9%
6,941	Pfeiffer Vacuum Technology A.G.	320,168
Medical - Drugs - 4.4%
11,433	GlaxoSmithKline PLC	275,820
9,200	Takeda Pharmaceutical Company, Ltd.	454,949
		730,769
Miscellaneous Manufacturing - 1.8%
178,189	FKI PLC	309,292

Shares or Principal Amount		Value
Multimedia - 2.6%
13,856	Vivendi Universal S.A.	$433,899
Oil Companies - Integrated - 4.3%
33,354	BP PLC	346,800
1,568	Total S.A. - Class B	367,182
		713,982
Property and Casualty Insurance - 8.6%
40	Millea Holdings, Inc.	538,793
139,000	Nipponkoa Insurance Company, Ltd.	900,577
		1,439,370
Publishing - Books - 2.4%
29,225	Reed Elsevier N.V.	406,124
Publishing - Newspapers - 1.3%
67,969	Independent News & Media PLC	209,685
Publishing - Periodicals - 0.6%
5,145	Wolters Kluwer N.V.	98,124
Rubber/Plastic Products - 1.7%
15,000	Tenma Corp.	278,504
Television - 4.4%
78,699	British Sky Broadcasting Group PLC	741,587
Toys - 2.0%
3,200	Nintendo Company, Ltd.	333,402
Total Common Stock (cost $12,103,629)		14,903,373
Preferred Stock - 2.2%
Soap and Cleaning Preparations - 2.2%
4,156	Henkel KGaA (cost $298,521)	371,303
Repurchase Agreement - 8.4%
$1,400,000	Banc of America Securities LLC, 3.4575% dated 6/30/05, maturing 7/1/05 to be repurchased at $1,400,134 collateralized by $8,494,715 in U.S. Government Agencies 0% - 16.239%, 6/15/18 - 7/25/35 with a value of $1,428,000 (cost $1,400,000)	1,400,000
Total Investments (total cost $13,802,150) – 100%		16,674,676
Cash, Receivables and Other Assets, net of Liabilities – 0%		4,183
Net Assets – 100%		$16,678,859

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,555,798	9.3%
Canada	854,173	5.1%
France	1,358,614	8.2%
Germany	691,471	4.1%
Hong Kong	377,540	2.3%
Ireland	209,685	1.3%
Japan	3,039,394	18.2%
Mexico	197,446	1.2%
Netherlands	1,987,827	11.9%
Switzerland	991,896	5.9%
United Kingdom	4,010,832	24.1%
United States††	1,400,000	8.4%
Total	$16,674,676	100.0%

††Includes Short-Term Securities (0% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Foreign Stock Portfolio
Assets:
Investments at cost	$13,802
Investments at value	$16,675
Cash	37
Cash denominated in foreign currencies (cost $28)	28
Receivables:
Portfolio shares sold	2
Dividends	22
Interest	–
Other assets	–
Total Assets	16,764
Liabilities:
Payables:
Investments purchased	54
Portfolio shares repurchased	–
Advisory fees	9
Transfer agent fees and expenses	–
Distribution fees - Service Shares	4
Non-interested Trustees' fees and expenses	–
Accrued expenses	18
Total Liabilities	85
Net Assets	$16,679
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$13,630
Undistributed net investment income/(loss)*	17
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	161
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,871
Total Net Assets	$16,679
Net Assets - Service Shares	$16,679
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,223
Net Asset Value Per Share	$13.64

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6 Janus Aspen Series June 30, 2005

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Foreign Stock Portfolio
Investment Income:
Interest	$35
Dividends	213
Foreign tax withheld	(16)
Total Investment Income	232
Expenses:
Advisory fees	55
Transfer agent fees and expenses	1
Registration fees	1
Custodian fees	7
Professional fees	9
Non-interested Trustees' fees and expenses	4
Distribution fees - Service Shares	22
System fees	10
Other expenses	5
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	114
Expense and Fee Offset	(1)
Net Expenses	113
Net Investment Income/(Loss)	119
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	364
Net realized gain/(loss) from foreign currency transactions	(16)
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(989)
Net Realized and Unrealized Gain/(Loss) on Investments	(641)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(522)

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 7

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Foreign Stock Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$119	$45
Net realized gain/(loss) from investment and foreign currency transactions	348	232
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(989)	1,992
Net Increase/(Decrease) in Net Assets Resulting from Operations	(522)	2,269
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	(107)	(40)
Net realized gain from investment transactions*
Service Shares	–	–
Net Decrease from Dividends and Distributions	(107)	(40)
Capital Share Transactions:
Shares sold
Service Shares	4,004	8,407
Reinvested dividends and distributions
Service Shares	107	40
Shares repurchased
Service Shares	(3,692)	(2,268)
Net Increase/(Decrease) from Capital Share Transactions	419	6,179
Net Increase/(Decrease) in Net Assets	(210)	8,408
Net Assets:
Beginning of period	16,889	8,481
End of period	$16,679	$16,889
Undistributed net investment income/(loss)*	$17	$5

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Financial Highlights

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Foreign Stock Portfolio
and through each fiscal year or period ended December 31	2005	2004	2003	2002	2001(1)
Net Asset Value, Beginning of Period	$14.09	$11.95	$9.00	$10.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	.10	.04	.06	– (2)	.01
Net gain/(loss) on securities (both realized and unrealized)	(.46)	2.14	2.95	(1.41)	.49
Total from Investment Operations	(.36)	2.18	3.01	(1.41)	.50
Less Distributions:
Dividends (from net investment income)*	(.09)	(.04)	(.04)	–	(.01)
Distributions (from capital gains)*	–	–	–	(.08)	–
Tax return of capital*	–	–	(.02)	–	–
Total Distributions	(.09)	(.04)	(.06)	(.08)	(.01)
Net Asset Value, End of Period	$13.64	$14.09	$11.95	$9.00	$10.49
Total Return**	(2.57)%	18.22%	33.39%	(13.37)%	4.97%
Net Assets, End of Period (in thousands)	$16,679	$16,889	$8,481	$5,969	$2,108
Average Net Assets for the Period (in thousands)	$17,311	$13,297	$6,758	$3,989	$1,947
Ratio of Gross Expenses to Average Net Assets***(3)	1.33%	1.46%	1.50%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.32%	1.45%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.38%	0.34%	0.40%	(0.09)%	0.10%
Portfolio Turnover Rate***	13%	14%	31%	106%	22%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)   Fiscal period from May 1, 2001 (inception date) through December 31, 2001.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2002.

(3)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity International Funds	A fund that invests its assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Foreign Stock Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Janus Aspen Series June 30, 2005 11

Notes to Financial Statements (unaudited) (continued)

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

12 Janus Aspen Series June 30, 2005

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

For the six month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs  with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration date of the carryover.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio	December 31, 2011
Janus Aspen Foreign Stock Portfolio	$(211,001)

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Foreign Stock Portfolio	$418,800

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Foreign Stock Portfolio	$13,803,554	$3,058,786	$(187,664)	$2,871,122

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each six-month period ended June 30, 2003 (unaudited)
and the fiscal year or period ended December 31	Service Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001(2)
Janus Aspen Foreign Stock Portfolio	1.33%	1.46%	1.89%	2.54%	3.62%

(1) The effect of nonrecurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2) Fiscal period from May 1, 2001 (inception date) through December 31, 2001.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Foreign Stock Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Service Shares
Shares sold	284	663
Reinvested dividends and distributions	8	3
Shares repurchased	(268)	(177)
Net Increase/(Decrease) in Capital Share Transactions	24	489
Shares Outstanding, Beginning of Period	1,199	710
Shares Outstanding, End of Period	1,223	1,199

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Foreign Stock Portfolio	$3,070,534	$963,115	$–	$–

14 Janus Aspen Series June 30, 2005

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

Janus Aspen Series June 30, 2005 15

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

16 Janus Aspen Series June 30, 2005

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and

Janus Aspen Series June 30, 2005 17

Additional Information (unaudited) (continued)

was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

18 Janus Aspen Series June 30, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

Janus Aspen Series June 30, 2005 19

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

20 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 21

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/05)

C-0805-112  109-24-716 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Forty Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Schedule of Investments	10

Notes to Financial Statements	11

Additional Information	17

Explanations of Charts, Tables and Financial Statements	20

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Forty Portfolio (unaudited)

Performance Overview

For the six-month period ended June 30, 2005, Janus Aspen Forty Portfolio – Institutional and Service Shares returned 4.79% and 4.64%, respectively, while its benchmark, the Russell 1000® Growth Index, declined 1.72%. The secondary benchmark, the S&P 500® Index, declined 0.81% for the reporting period. The Portfolio's total expenses have also remained in check, as its turnover rate and trading costs remain among the lowest in the industry.

Top Performers

The Portfolio's performance continued to benefit from our investments in biotechnology firm Genentech, as well as HMOs UnitedHealth and Aetna.

Genentech was boosted by good news surrounding Avastin, its treatment for colon cancer. Studies have proven that the drug may also be efficacious in other treatments, including breast cancer and non-small cell lung cancer, and Genentech is expected to file for Food and Drug Administration (FDA) approval on both indications shortly.

Our investments in Aetna and UnitedHealth continue to benefit from more benign trends in hospital network admissions and more subdued rate increases in medical costs. Although each company's approach to the marketplace is very different, both Aetna and UnitedHealth have enjoyed robust enrollment growth in their health plan offerings and both grew earnings over 25% throughout 2004. Additionally each company generates enough cash from its operations to fund its own growth initiatives as well as an aggressive share repurchase program. Despite the appreciation in their share prices, we believe both stocks are still reasonably valued at roughly 14 and 16 times next year's earnings, respectively. We continue to monitor the industry's trends and intend to respond accordingly.

Detractors

Although we continued to outperform the averages, our returns during this last six months were hampered by the sharp sell-off of eBay's stock.

In late January, eBay surprised us with its announcement to spend an incremental $100 million dollars on three business initiatives. These include increasing its marketing expenditures in its more mature U.S. and German businesses; spending more aggressively on its developing business in China; and spending more on the development of its online bill paying unit, PayPal. Ebay's surprise announcement led to a very sharp sell-off of the company's shares, however, we continue to believe eBay has a very bright future and have therefore maintained a stake in the company. That said, we will be monitoring the results stemming from its announced spending plans and other business initiatives very closely.

One of the significant changes in the Portfolio's composition during these past six months has been our increased investment in energy. As most long-term investors in the Portfolio may remember, we had significant exposure to energy via our investment in Exxon beginning in early 2002 and continuing through late 2003, when we sold the position. In retrospect, this was not our best sale, as 2004 was a great year for these stocks. Nevertheless, many of the macroeconomic drivers we identified in this industry in the early 2000s but did not fully capitalize on are still in place today. Simply put, world oil demand, driven by solid global growth, particularly from some of the more rapidly developing economies (Asia, specifically China together with India), is rapidly catching up with the world's oil complex's ability to supply that demand, and prices have risen accordingly. The key question is "where do we go from here?" There is no doubt that excess capacity will be developed, and the price of the

Portfolio Snapshot

This portfolio invests primarily in a concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium and small-sized companies.

Scott Schoelzel

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
UnitedHealth Group, Inc.	11.3%	11.9%
Aetna, Inc.	7.8%	5.9%
Genentech, Inc.	7.8%	6.9%
NIKE, Inc. - Class B	6.4%	6.7%
Bank of America Corp.	5.9%	6.1%
Electronic Arts, Inc.	4.8%	6.1%
ConocoPhillips	4.8%	–
Wells Fargo & Co.	4.0%	4.0%
Advance Auto Parts, Inc.	3.8%	2.6%
eBay, Inc.	3.6%	7.5%

2 Janus Aspen Series June 30, 2005

(unaudited)

commodity should ease from near-$60 levels. And, to be sure, I am not one of the industry's alarmists saying that the world's oil production capacity is peaking - far from it. But I do think that, at the margin, demand will be strong and the companies in the "oil complex" generally will be more judicious about their use of shareholder capital, returning excess cash to shareholders via either increased dividends or share buy backs when development alternatives cannot be economically found. Despite our best financial, political and economic analysis of the situation, I was struck by the tag line of a recent conversation with a 40-year veteran of the oil industry (a non-Wall Streeter) when he told me "You know Scott, they just ain't finding it the way they used to."

In conclusion, I'd like you to know that I genuinely appreciate your investment in the Portfolio and hope that you have continued to make periodic investments along the way. We are invested in some tremendous companies and take great pride in the Portfolio's improved performance.

Thank you for your continued investment in Janus Aspen Forty Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Aspen Forty Portfolio – Institutional Shares	4.79%	16.98%	(3.41)%	12.92%
Janus Aspen Forty Portfolio – Service Shares	4.64%	16.67%	(3.65)%	12.55%
Russell 1000® Growth Index	(1.72)%	1.68%	(10.36)%	3.83%
S&P 500® Index	(0.81)%	6.32%	(2.37)%	6.64%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	N/A	4/168	9/90	1/52

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date - May 1, 1997

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,047.90	$3.40
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36
Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,046.40	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61

*Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2005, Janus Aspen Capital Appreciation Portfolio changed its name to Janus Aspen Forty Portfolio and added to its investment policy to state that it will invest primarily in a core group of 20 to 40 common stocks selected for their growth potential.

Returns have sustained significant gains due to market volatility in the health care sector.

Effective May 1, 2005, Janus Forty Portfolio changed its primary benchmark from the S&P 500® Index to the Russell 1000® Growth Index. The Russell 1000® Growth Index will provide a more appropriate comparison to the Portfolio's investment style. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio will retain the S&P 500® Index as a secondary index.

4 Janus Aspen Series June 30, 2005

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 96.7%
Athletic Footwear - 6.4%
691,045	NIKE, Inc. - Class B	$59,844,497
Batteries and Battery Systems - 3.1%
468,540	Energizer Holdings, Inc.*,#	29,129,132
Casino Hotels - 0.7%
92,485	Harrah's Entertainment, Inc.	6,665,394
Computers - 2.8%
244,840	Dell, Inc.*	9,673,628
222,475	Research In Motion, Ltd. (U.S. Shares)*	16,407,532
		26,081,160
Cosmetics and Toiletries - 3.1%
544,495	Procter & Gamble Co.	28,722,111
E-Commerce/Services - 3.6%
1,009,865	eBay, Inc.*	33,335,644
Electronic Components - Semiconductors - 1.1%
358,500	Texas Instruments, Inc.	10,063,095
Entertainment Software - 4.8%
802,300	Electronic Arts, Inc.*	45,418,203
Finance - Consumer Loans - 0.9%
161,540	SLM Corp.	8,206,232
Finance - Investment Bankers/Brokers - 1.7%
152,985	Goldman Sachs Group, Inc.	15,607,530
Medical - Biomedical and Genetic - 9.5%
381,070	Celgene Corp.*	15,536,224
911,470	Genentech, Inc.*	73,172,812
		88,709,036
Medical - HMO - 19.1%
891,000	Aetna, Inc.	73,792,620
2,030,520	UnitedHealth Group, Inc.	105,871,312
		179,663,932
Medical Instruments - 1.7%
317,050	Medtronic, Inc.#	16,420,020
Oil Companies - Exploration and Production - 3.6%
412,795	Apache Corp.	26,666,557
20,860	EnCana Corp. (U.S. Shares)	825,847
108,750	EOG Resources, Inc.	6,177,000
		33,669,404
Oil Companies - Integrated - 11.1%
40,785	Amerada Hess Corp.	4,344,010
315,245	BP PLC (ADR)*	19,664,983
292,832	Chevron Corp.	16,375,165
787,540	ConocoPhillips	45,275,674
126,180	Exxon Mobil Corp.	7,251,565
149,730	Occidental Petroleum Corp.	11,518,729
		104,430,126
Oil Refining and Marketing - 0.3%
39,770	Valero Energy Corp.	3,146,205
Optical Supplies - 1.5%
128,235	Alcon, Inc. (U.S. Shares)	14,022,497
Radio - 2.6%
730,595	XM Satellite Radio Holdings, Inc. - Class A*,#	24,591,828
Reinsurance - 0%
11	Berkshire Hathaway, Inc. - Class B*	30,619

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 0.2%
31,725	Abercrombie & Fitch Co. - Class A	$2,179,508
Retail - Auto Parts - 3.8%
549,050	Advance Auto Parts, Inc.*	35,441,178
Retail - Regional Department Stores - 1.3%
214,320	Kohl's Corp.*	11,982,631
Retail - Restaurants - 0.4%
79,085	Starbucks Corp.*	4,085,531
Super-Regional Banks - 9.9%
1,215,350	Bank of America Corp.	55,432,113
606,810	Wells Fargo & Co.	37,367,359
		92,799,472
Web Portals/Internet Service Providers - 2.6%
27,150	Google, Inc. - Class A*	7,986,173
481,835	Yahoo!, Inc.*	16,695,582
		24,681,755
Wireless Equipment - 0.9%
255,415	QUALCOMM, Inc.	8,431,249
Total Common Stock (cost $567,304,218)		907,357,989
Other Securities - 3.3%
31,278,409	State Street Navigator Securities Lending Prime Portfolio† (cost $31,278,409)	31,278,409
Repurchase Agreement - 3.1%
$29,500,000	Banc of America Securities LLC, 3.4575% dated 6/30/05, maturing 7/1/05 to be repurchased at $29,502,833 collateralized by $178,995,773 in U.S. Government Agencies 0% - 16.239%, 6/15/18 - 7/25/35 with a value of $30,090,000 (cost $29,500,000)	29,500,000
Total Investments (total cost $628,082,627) – 103.1%		968,136,398
Liabilities, net of Cash, Receivables and Other Assets – (3.1)%		(29,534,627)
Net Assets – 100%		$938,601,771

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$17,233,379	1.8%
Switzerland	14,022,497	1.5%
United Kingdom	19,664,983	2.0%
United States††	917,215,539	94.7%
Total	$968,136,398	100.0%

†† Includes Short-Term Securities and Other Securities (88.5% excluding Short-Term Securities and Other Securities).

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Forty Portfolio(1)
Assets:
Investments at cost(2)	$628,083
Investments at value(2)	$968,136
Cash	1,006
Receivables:
Investments sold	2,446
Portfolio shares sold	117
Dividends	276
Interest	7
Other assets	2
Total Assets	971,990
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	31,278
Portfolio shares repurchased	1,461
Dividends	–
Advisory fees	497
Transfer agent fees and expenses	–
Distribution fees - Service Shares	93
Non-interested Trustees' fees and expenses	3
Accrued expenses	56
Total Liabilities	33,388
Net Assets	$938,602
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,325,614
Undistributed net investment income/(loss)*	99
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(727,165)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	340,054
Total Net Assets	$938,602
Net Assets - Institutional Shares	$491,964
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	19,122
Net Asset Value Per Share	$25.73
Net Assets - Service Shares	$446,638
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,498
Net Asset Value Per Share	$25.52

* See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

(2)  Investments at cost and value include $30,536,082 of securities loaned for Janus Aspen Forty Portfolio (Note 1).

See Notes to Financial Statements.

6 Janus Aspen Series June 30, 2005

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Forty Portfolio(1)
Investment Income:
Income:
Interest	$246
Securities lending income	17
Dividends	3,876
Foreign tax withheld	(19)
Total Investment Income	4,120
Expenses:
Advisory fees	2,876
Transfer agent fees and expenses	2
Registration fees	12
Custodian fees	10
Professional fees	8
Non-interested Trustees' fees and expenses	13
Distribution fees - Service Shares	528
Other expenses	69
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	3,518
Expense and Fee Offset	(3)
Net Expenses	3,515
Net Investment Income/(Loss)	605
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	27,152
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	13,563
Payment from affiliate (Note 2)	1
Net Realized and Unrealized Gain/(Loss) on Investments	40,716
Net Increase/(Decrease) in Net Assets Resulting from Operations	$41,321

(1) Formerly named Janus Aspen Capital Appreciation Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 7

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Forty Portfolio(1)
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$605	$1,188
Net realized gain/(loss) from investment and foreign currency transactions	27,152	14,863
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	13,563	134,926
Payment from affiliate (Note 2)	1	4
Net Increase/(Decrease) in Net Assets Resulting from Operations	41,321	150,981
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(527)	(1,201)
Service Shares	(39)	(102)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(566)	(1,303)
Capital Share Transactions:
Shares sold
Institutional Shares	26,799	40,312
Service Shares	34,460	45,701
Shares issued in connection with acquisition*
Institutional Shares	–	4,029
Reinvested dividends and distributions
Institutional Shares	527	1,201
Service Shares	39	102
Shares repurchased
Institutional Shares	(59,450)	(153,465)
Service Shares	(44,986)	(105,009)
Net Increase/(Decrease) from Capital Share Transactions	(42,611)	(167,129)
Net Increase/(Decrease) in Net Assets	(1,856)	(17,451)
Net Assets:
Beginning of period	940,458	957,909
End of period	$938,602	$940,458
Undistributed net investment income/(loss)*	$99	$60

* See Notes 3 and 4 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Forty Portfolio(1)
and through each fiscal year ended December 31	2005		2004		2003(2)	2002	2001	2000
Net Asset Value, Beginning of Period	$24.58		$20.84		$17.37	$20.72	$26.79	$33.17
Income from Investment Operations:
Net investment income/(loss)	.03		.06		.08	.12	.22	.43
Net gain/(loss) on securities (both realized and unrealized)	1.15		3.74		3.48	(3.36)	(6.01)	(6.43)
Total from Investment Operations	1.18		3.80		3.56	(3.24)	(5.79)	(6.00)
Less Distributions and Other:
Dividends (from net investment income)*	(.03)		(.06)		(.09)	(.11)	(.28)	(.37)
Distributions (from capital gains)*	–		–		–	–	–	(.01)
Payment from affiliate	–	(3)	–	(3)	–	–	–	–
Total Distributions and Other	(.03)		(.06)		(.09)	(.11)	(.28)	(.38)
Net Asset Value, End of Period	$25.73		$24.58		$20.84	$17.37	$20.72	$26.79
Total Return**	4.79	%(4)	18.23	%(4)	20.54%	(15.67)%	(21.67)%	(18.18)%
Net Assets, End of Period (in thousands)	$491,964		$502,681		$530,617	$528,210	$776,553	$1,010,497
Average Net Assets for the Period (in thousands)	$480,036		$495,684		$509,046	$640,500	$855,499	$954,279
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.67%		0.67%		0.68%	0.67%	0.66%	0.67%
Ratio of Net Expenses to Average Net Assets***(6)	0.66%		0.67%		0.68%	0.67%	0.66%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.25%		0.24%		0.40%	0.56%	0.96%	1.60%
Portfolio Turnover Rate***	39%		16%		41%	62%	67%	41%

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Forty Portfolio(1)
and through each fiscal year ended December 31	2005	2004	2003(2)	2002	2001	2000
Net Asset Value, Beginning of Period	$24.39	$20.68	$17.24	$20.57	$26.54	$32.77
Income from Investment Operations:
Net investment income/(loss)	– (7)	– (7)	.03	.06	.14	.27
Net gain/(loss) on securities (both realized and unrealized)	1.13	3.72	3.46	(3.33)	(5.92)	(6.27)
Total from Investment Operations	1.13	3.72	3.49	(3.27)	(5.78)	(6.00)
Less Distributions:
Dividends (from net investment income)*	– (7)	(.01)	(.05)	(.06)	(.19)	(.22)
Distributions (from capital gains)*	–	–	–	–	–	(.01)
Total Distributions	–	(.01)	(.05)	(.06)	(.19)	(.23)
Net Asset Value, End of Period	$25.52	$24.39	$20.68	$17.24	$20.57	$26.54
Total Return**	4.64%	17.97%	20.23%	(15.93)%	(21.83)%	(18.37)%
Net Assets, End of Period (in thousands)	$446,638	$437,777	$427,292	$367,266	$498,094	$527,960
Average Net Assets for the Period (in thousands)	$426,173	$423,061	$390,044	$432,801	$514,004	$311,628
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.92%	0.92%	0.93%	0.92%	0.91%	0.92%
Ratio of Net Expenses to Average Net Assets***(6)	0.91%	0.92%	0.93%	0.92%	0.91%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0%	0%	0.15%	0.30%	0.69%	1.52%
Portfolio Turnover Rate***	39%	16%	41%	62%	67%	41%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

(2)  Certain amounts have been restated. (See Note 7 in Notes to Financial Statements)

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the period ended June 30, 2005 and the fiscal year ended December 31, 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)  See "Explanations of Charts, Tables and Financial Statements."

(7)  Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*Non-income-producing security.

#Loaned security, a portion or all of the security is on loan at June 30, 2005.

†The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin, segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Forty Portfolio(1)	$31,278,409

(1)   Formerly named Janus Aspen Capital Appreciation Portfolio.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Forty Portfolio (formerly named Janus Aspen Capital Appreciation Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

Janus Aspen Series June 30, 2005 11

Notes to Financial Statements (unaudited) (continued)

As of June 30, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2005
Janus Aspen Forty Portfolio(1)	$30,536,082

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

As of June 30, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2005
Janus Aspen Forty Portfolio(1)	$31,278,409

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

As of June 30, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included in the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

12 Janus Aspen Series June 30, 2005

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

During the six-month period ended June 30, 2005, Janus Services reimbursed the Portfolio - Institutional Shares $619 as a result of dilutions caused by incorrectly processed shareholder activity.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

For the six-month period ended June 30, 2005, Janus Services assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent. to produce income if it had not entered into an expense offset arrangement.

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2004, the Portfolio incurred "Post-October" losses of $1,109,026 during the period from November 1, 2004 through December 31, 2004. These losses will be deferred for tax purposes and recognized in 2005.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryover.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Loss
Janus Aspen Forty Portfolio(1)(2)	$(117,998,057)	$(336,450,111)	$(149,006,480)	$(146,398,991)	$(749,853,639)

(1)  Capital loss carryover is subject to annual limitations.

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio.

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Forty Portfolio(1)	$7,613,876

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Forty Portfolio(1)	$630,281,963	$339,646,024	$(1,791,589)	$337,854,435

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

4. FUND REORGANIZATIONS

On April 30, 2004, the Portfolio participated in a tax-free reorganization with LSA Capital Appreciation Fund. The plan of reorganization provided for the transfer of assets and liabilities of LSA Capital Appreciation Fund to the Portfolio – Institutional Shares. LSA Capital Appreciation Fund transferred net assets of $4,964,498, including $935,588 of unrealized appreciation, and shares outstanding of 231,661 to the Portfolio – Institutional Shares. Janus Capital incurred the costs associated with the reorganization. Net assets as of the reorganization date immediately prior to and after the reorganization were $510,649,508 and $515,614,006, respectively.

14 Janus Aspen Series June 30, 2005

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Forty Portfolio(1)
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares - Institutional Shares
Shares sold	1,098	1,788
Shares issued in connection with acquisition*	–	232
Reinvested dividends and distributions	20	51
Shares repurchased	(2,449)	(7,084)
Net Increase/(Decrease) in Capital Share Transactions	(1,331)	(5,013)
Shares Outstanding, Beginning of Period	20,453	25,466
Shares Outstanding, End of Period	19,122	20,453
Transactions in Portfolio Shares - Service Shares
Shares sold	1,428	2,111
Reinvested dividends and distributions	1	4
Shares repurchased	(1,880)	(4,824)
Net Increase/(Decrease) in Capital Share Transactions	(451)	(2,709)
Shares Outstanding, Beginning of Period	17,949	20,658
Shares Outstanding, End of Period	17,498	17,949

  *  See Note 4 in Notes to Financial Statements.

  (1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Forty Portfolio(1)	$173,405,555	$210,991,661	$–	$–

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

7. RESTATEMENT

Janus Aspen Forty Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

	As Previously Reported	Adjustment	As Restated
Institutional Shares
Net investment income/(loss) per share	$0.06	$0.02	$0.08
Net gain/(loss) on securities (both realized and unrealized) per share	$3.50	$(0.02)	$3.48
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.29%	0.11%	0.40%
Service Shares
Net investment income/(loss) per share	$0.01	$0.02	$0.03
Net gain/(loss) on securities (both realized and unrealized) per share	$3.48	$(0.02)	$3.46
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.07%	0.08%	0.15%

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

16 Janus Aspen Series June 30, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).
APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Janus Aspen Series June 30, 2005 17

Additional Information (unaudited) (continued)

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its

18 Janus Aspen Series June 30, 2005

affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Aspen Series June 30, 2005 19

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

20 Janus Aspen Series June 30, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2005 21

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/05)

C-0805-112  109-24-710 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Global Life Sciences Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	11

Notes to Financial Statements	12

Additional Information	17

Explanations of Charts, Tables and Financial Statements	20

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital) has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Global Life Sciences Portfolio (unaudited)

Performance Overview

During the six months ended June 30, 2005, worries over increasing short-term interest rates and surging oil prices overshadowed the broader equity markets. Meanwhile, distinct developments dominated smaller sectors of the life sciences space and accordingly contributed to positive and negative price swings. Against this backdrop, Janus Aspen Global Life Sciences Portfolio – Institutional and Service Shares gained 3.78% and 3.68%, respectively. This compared to a negative 0.81% return posted by the S&P 500® Index, the Portfolio's primary benchmark, and a 3.42% gain posted by the Morgan Stanley Capital International World Health Care Index, the Portfolio's secondary benchmark.

A significantly larger investment than the S&P 500® Index in the strong-performing health care equipment and services sector helped the Portfolio pull ahead of the Index during the period. Also contributing to results was the Portfolio's lack of significant exposure to the technology hardware and equipment group, which was an area of weakness in both the market and the Index. Meanwhile, drug safety issues weighed dramatically on returns from the pharmaceutical sector. The Portfolio's stake in large drugmakers was significantly larger than that of the Index and therefore held back our relative results. Also detracting from the Portfolio's performance was its lack of exposure to energy stocks. This group had a strong showing during the period, therefore, the Portfolio missed out on gains from which the Index benefited.

Strategy in This Environment

Throughout the period, stocks in health maintenance organization ("HMO") and hospital system operators performed well, attracting investors seeking solid growth trends and a sense of stability. Biotechnology concerns endured more volatility, generally swooning during the first part of the period over drug safety concerns and fears about potentially higher interest rates. Select names recovered some ground through the second part of the period, due in part to the easing of interest-rate worries. While weighing developments, we continued to base our investment decisions primarily on the fundamentals and prospects of companies across the life sciences spectrum. Regardless of macro conditions, we believe well-run companies developing innovative products, treatments and services have the potential to generate strong returns.

Portfolio Composition

As of June 30, 2005, 97.9% of the Portfolio's total net assets were invested in equities, including a 15.9% share in foreign stocks. Meanwhile, the Portfolio's 10 largest equity holdings accounted for 30.8% of its total net assets and cash holdings represented 2.1% of total net assets.

Biotechnology Firms and Insurers Helped the Portfolio Advance

Many of the life science stocks that outperformed during the period were concentrated in the biotechnology space, where positive contributors ranged from blue chip name Genentech to niche players Gilead Sciences and Celgene. Genentech benefited from numerous positive reports on successful new trial results for existing cancer drugs Avastin and Herceptin. Originally

Portfolio Snapshot

This portfolio seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Thomas Malley

co-portfolio
manager

Andy Acker

co-portfolio
manager

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
Caremark Rx, Inc.	3.2%	3.1%
Gilead Sciences, Inc.	3.2%	2.8%
Roche Holding A.G.	3.2%	2.9%
Fisher Scientific International, Inc.	3.1%	2.7%
Celgene Corp.	3.1%	2.3%
Aetna, Inc.	3.1%	3.0%
POZEN, Inc.	3.0%	–
Conventry Health Care, Inc.	3.0%	1.5%
UnitedHealth Group, Inc.	3.0%	3.1%
United Therapeutics Corp.	2.9%	–

2 Janus Aspen Series June 30, 2005

(unaudited)

approved to treat colon cancer, Avastin was shown to be effective on breast cancer and lung cancer and the company is expected to file for Food and Drug Administration ("FDA") approval on both indications shortly. Herceptin, which is currently used to treat metastic breast cancer, was shown to be beneficial in treating the early stages of the disease as well. Meanwhile, Lucentis, the company's in-development treatment for the eye ailment age-related macular degeneration, produced positive results in Phase III clinical tests.

Gilead advanced as its Truvada treatment gained market share among HIV-infected patients. The company also collects royalties on the flu drug Tamiflu, which has experienced increased worldwide demand as fears over a potential avian flu pandemic have spread.

Celgene's gains stemmed from encouraging outlooks on two fronts. The company's Thalomid drug, currently approved for treating leprosy, demonstrated effectiveness in a clinical trial at halting multiple myeloma, a blood-borne cancer. Meanwhile, its Revlimid drug for myelodysplastic syndromes ("MDS"), a bone marrow disease that can cause cancer, was granted priority review status by the FDA.

Another leading performer was health insurer Aetna, which continued to report solid volumes, improved pricing and better-than-expected margins.

Weak Performers Included Select Pharmaceutical and Biotech Companies

Topping our list of poor performers was Irish pharmaceutical developer Elan PLC. The company's removal of the multiple sclerosis drug Tysabri from the market in February sparked significant safety concerns and effectively raised the risk premium across the biotechnology space. Like many investors, the Elan development caught us by surprise and weighed heavily on returns. Previously prescribed independently, Tysabri was quickly withdrawn after it allegedly contributed to the death of a patient in an experimental trial when used in combination with another drug, Avonex. As the incident altered the company's prospects, we liquidated our stake.

Another holding that detracted from the Portfolio's results was Pharmion, a biotech outfit that focuses on cancer treatments. Pharmion's stock sagged when some analysts expressed caution over management's decision to increase research and development expenditures and pare back profit estimates. Potential competition for its Vidaza drug for MDS also looms as an unknown. While we continue to monitor developments closely, we chose to liquidate our stake.

Ligand Pharmaceuticals also turned in disappointing results. The company released ineffective Phase III trial results for its Targretin lung cancer treatment and announced it was restating part of its financial statements back to 2002 after completion of an audit. Despite the setbacks, we believe the company is worth more than its current valuation, so we maintained a position.

Investment Strategy and Outlook

Ultimately, we believe that success in the life sciences space hinges on the ability to remain nimble while anticipating upcoming market turns. We strive to maintain a 12-month investment horizon, but sometimes even that fails to catch short-term swings – as evidenced by recent developments in the pharmaceutical and biotech portions of the Portfolio.

Looking ahead, if interest rates continue climbing, the balance of 2005 will likely prove rough. Potentially compounding issues, Medicare will likely start to experience a squeeze from the large federal deficit and the increasing popularity of consumer-directed health plans could start to alter the health insurance landscape.

Regardless of the broader developments, we remain zeroed in on company-level developments and fundamental analysis while making our investment decisions.

Thank you for your investment in Janus Aspen Global Life Sciences Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Global Life Sciences Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Aspen Global Life Sciences Portfolio - Institutional Shares	3.78%	7.57%	(0.85)%	(3.43)%
Janus Aspen Global Life Sciences Portfolio - Service Shares	3.68%	7.37%	(1.09)%	(3.66)%
S&P 500® Index	(0.81)%	6.32%	(2.37)%	(2.09)%
Morgan Stanley Capital International World Health Care Index	3.42%	6.96%	0.22%	3.03%**
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Specialty/Miscellaneous Funds	N/A	26/133	14/48	17/37

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of net dividends, distributions and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Health Care Index since inception returns calculated from January 31, 2000.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05) *
Actual	$1,000.00	$1,037.80	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46
Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05) *
Actual	$1,000.00	$1,036.80	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*Expenses are equal to the annualized expense ratio of 0.89% for Institutional Shares and 1.15% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

4 Janus Aspen Series June 30, 2005

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 97.9%
Diagnostic Equipment - 1.0%
15,435	Cytyc Corp.*	$340,496
Drug Delivery Systems - 1.1%
19,760	Andrx Corp.*	401,326
Food - Canned - 0.5%
6,690	TreeHouse Foods, Inc.*	190,732
Food - Dairy Products - 1.4%
13,875	Dean Foods Co.*	488,955
Hospital Beds and Equipment - 1.9%
11,435	Kinetic Concepts, Inc.*	686,100
Instruments - Scientific - 3.1%
17,065	Fisher Scientific International, Inc.*	1,107,519
Life and Health Insurance - 1.1%
16,560	Universal American Financial Corp.*	374,587
Medical - Biomedical and Genetic - 13.1%
10,005	Biogen Idec, Inc.*	344,672
27,065	Celgene Corp.*	1,103,440
28,835	Fibrogen, Inc.*,ºº,§	131,199
10,550	Genentech, Inc.*	846,954
13,215	Genzyme Corp.*	794,089
11,520	Invitrogen Corp.*	959,501
25,620	Nektar Therapeutics*	431,441
		4,611,296
Medical - Drugs - 28.6%
10,870	Abbott Laboratories	532,739
8,960	AstraZeneca Group PLC (ADR)**	369,690
35,720	Cubist Pharmaceuticals, Inc.*	470,432
11,570	Eli Lilly and Co.	644,565
16,635	Forest Laboratories, Inc.*	646,270
28,450	K-V Pharmaceutical Co. - Class A*	476,538
39,555	Ligand Pharmaceuticals, Inc. - Class B*	274,907
7,432	Merck KGaA**	596,999
16,063	Novartis A.G.**	762,942
9,495	OSI Pharmaceuticals, Inc.*	388,061
129,060	POZEN, Inc.*	1,058,291
8,876	Roche Holding A.G.**	1,119,347
10,033	Sanofi-Aventis**	821,353
17,295	Schering-Plough Corp.	329,643
6,570	Sepracor, Inc.*	394,266
21,100	Shire Pharmaceuticals Group PLC (ADR)**	692,080
10,625	Wyeth	472,813
		10,050,936
Medical - Generic Drugs - 3.5%
20,623	IVAX Corp.*	443,395
24,755	Teva Pharmaceutical Industries, Ltd. (ADR)	770,870
		1,214,265
Medical - HMO - 12.7%
13,070	Aetna, Inc.	1,082,457
12,080	Centene Corp.*	405,646
14,915	Conventry Health Care, Inc.*	1,055,236
12,240	PacifiCare Health Systems, Inc.*	874,548
19,980	UnitedHealth Group, Inc.	1,041,757
		4,459,644

Shares or Principal Amount		Value
Medical - Hospitals - 3.8%
17,890	LifePoint Hospitals, Inc.*	$903,803
8,335	United Surgical Partners International, Inc.*	434,087
		1,337,890
Medical - Nursing Homes - 1.1%
9,750	Manor Care, Inc.	387,368
Medical - Wholesale Drug Distributors - 1.4%
8,825	Cardinal Health, Inc.	508,144
Medical Instruments - 2.6%
6,160	Medtronic, Inc.	319,026
13,655	St. Jude Medical, Inc.*	595,495
		914,521
Medical Products - 4.3%
8,990	Baxter International, Inc.	333,529
9,080	Johnson & Johnson	590,200
25,955	PSS World Medical, Inc.*	323,140
2,387	Synthes, Inc.	261,579
		1,508,448
Optical Supplies - 1.3%
4,150	Alcon, Inc. (U.S. Shares)**	453,803
Pharmacy Services - 3.2%
25,525	Caremark Rx, Inc.*	1,136,373
Therapeutics - 12.2%
18,050	Cypress Bioscience, Inc.*	238,260
25,510	Gilead Sciences, Inc.*	1,122,184
31,135	MGI Pharma, Inc.*	677,498
29,450	Nabi Biopharmaceuticals*	448,524
17,645	Neurocrine Biosciences, Inc.*	742,149
2,240	Onyx Pharmaceuticals, Inc.*	53,491
20,955	United Therapeutics Corp.*	1,010,031
		4,292,137
Total Common Stock (cost $26,335,064)		34,464,540
Repurchase Agreement - 2.0%
$700,000	Banc of America Securities LLC, 3.4575% dated 6/30/05, maturing 7/1/05 to be repurchased at $700,067 collateralized by $4,247,357 in U.S. Government Agencies 0% - 16.239%, 6/15/18 - 7/25/35 with a value of $714,000 (cost $700,000)	700,000
Total Investments (total cost $27,035,064) – 99.9%		35,164,540
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		22,856
Net Assets – 100%		$35,187,396

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
France	$821,353	2.3%
Germany	596,999	1.7%
Israel	770,870	2.2%
Switzerland	2,336,092	6.7%
United Kingdom	1,061,770	3.0%
United States††	29,577,456	84.1%
Total	$35,164,540	100.0%

††Includes Short-Term Securities (82.1% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $U.S.	Unrealized Gain/(Loss)
British Pound 8/19/05	155,000	$277,222	$9,978
British Pound 12/2/05	105,000	187,437	4,251
Euro 7/15/05	595,000	720,398	45,720
Swiss Franc 7/15/05	1,050,000	820,232	53,638
Swiss Franc 8/19/05	325,000	254,568	17,171
Total		$2,259,857	$130,758

See Notes to Schedules of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Global Life Sciences Portfolio
Assets:
Investments at cost	$27,035
Investments at value	$35,165
Cash	18
Cash denominated in foreign currencies (cost $6)	6
Receivables:
Investments sold	54
Portfolio shares sold	–
Dividends	7
Interest	–
Other assets	–
Forward currency contracts	131
Total Assets	35,381
Liabilities:
Payables:
Investments purchased	111
Portfolio shares repurchased	36
Advisory fees	18
Transfer agent fees and expenses	–
Distribution fees – Service Shares	6
Accrued expenses	23
Total Liabilities	194
Net Assets	$35,187
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$42,676
Undistributed net investment income/(loss)*	(88)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(15,660)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	8,259
Total Net Assets	$35,187
Net Assets - Institutional Shares	$3,576
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	434
Net Asset Value Per Share	$8.24
Net Assets - Service Shares	$31,611
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,874
Net Asset Value Per Share	$8.16

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 7

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Global Life Sciences Portfolio
Investment Income:
Interest	$12
Dividends	97
Foreign tax withheld	(9)
Total Investment Income	100
Expenses:
Advisory fees	108
Transfer agent fees and expenses	1
Custodian fees	11
System fees	9
Professional fees	8
Non-interested Trustees' fees and expenses	5
Distribution fees - Service Shares	38
Other expenses	8
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	188
Expense and Fee Offsets	–
Net Expenses	188
Net Investment Income/(Loss)	(88)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,992
Net realized gain/(loss) from foreign currency transactions	21
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(684)
Net Realized and Unrealized Gain/(Loss) on Investments	1,329
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,241

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Statements of Changes in Net Assets

For the six month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Global Life Sciences Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$(88)	$(226)
Net realized gain/(loss) from investment and foreign currency transactions	2,013	4,011
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(684)	643
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,241	4,428
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	169	1,193
Service Shares	4,897	12,135
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased
Institutional Shares	(797)	(1,443)
Service Shares	(4,493)	(17,247)
Net Increase/(Decrease) from Capital Share Transactions	(224)	(5,362)
Net Increase/(Decrease) in Net Assets	1,017	(934)
Net Assets:
Beginning of period	34,170	35,104
End of period	$35,187	$34,170
Undistributed net investment income/(loss)*	$(88)	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Global Sciences Portfolio
and through each fiscal year ended December 31	2005	2004	2003	2002	2001	2000(1)
Net Asset Value, Beginning of Period	$7.94	$6.93	$5.49	$7.77	$9.31	$10.00
Income from Investment Operations:
Net investment income/(loss)	– (2)	.02	.02	.02	.02	.05
Net gain/(loss) on securities (both realized and unrealized)	.30	.99	1.42	(2.30)	(1.55)	(.72)
Total from Investment Operations	.30	1.01	1.44	(2.28)	(1.53)	(.67)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Tax return of capital*	–	–	–	–	(.01)	–
Total Distributions	–	–	–	–	(.01)	(.02)
Net Asset Value, End of Period	$8.24	$7.94	$6.93	$5.49	$7.77	$9.31
Total Return**	3.78%	14.57%	26.23%	(29.34)%	(16.43)%	(6.70)%
Net Assets, End of Period (in thousands)	$3,576	$4,088	$3,822	$3,359	$5,972	$10,984
Average Net Assets for the Period (in thousands)	$3,672	$3,998	$3,601	$4,432	$6,482	$5,372
Ratio of Gross Expenses to Average Net Assets***(3)	0.89%	0.90%	0.97%	0.87%	0.81%	1.03%
Ratio of Net Expenses to Average Net Assets***(3)	0.89%	0.90%	0.97%	0.87%	0.81%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.30)%	(0.42)%	(0.34)%	(0.39)%	(0.16)%	0.60%
Portfolio Turnover Rate***	105%	108%	110%	113%	109%	137%

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Global Sciences Portfolio
and through each fiscal year ended December 31	2005	2004	2003	2002	2001	2000(1)
Net Asset Value, Beginning of Period	$7.87	$6.89	$5.46	$7.75	$9.31	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)	– (2)	– (2)	– (2)	– (2)	– (2)
Net gain/(loss) on securities (both realized and unrealized)	.31	.98	1.43	(2.29)	(1.56)	(.69)
Total from Investment Operations	.29	.98	1.43	(2.29)	(1.56)	(.69)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$8.16	$7.87	$6.89	$5.46	$7.75	$9.31
Total Return**	3.68%	14.22%	26.19%	(29.55)%	(16.76)%	(6.90)%
Net Assets, End of Period (in thousands)	$31,611	$30,082	$31,282	$26,514	$44,161	$48,005
Average Net Assets for the Period (in thousands)	$30,386	$31,902	$28,604	$34,475	$38,230	$16,247
Ratio of Gross Expenses to Average Net Assets***(3)	1.15%	1.15%	1.22%	1.12%	1.07%	1.20%
Ratio of Net Expenses to Average Net Assets***(3)	1.14%	1.15%	1.22%	1.12%	1.06%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.55%)	(0.66)%	(0.59)%	(0.63)%	(0.43)%	(0.03)%
Portfolio Turnover Rate***	105%	108%	110%	113%	109%	137%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1) Fiscal period from January 18, 2000 (inception date) through December 31, 2000.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3) See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Notes to Schedules of Investments (unaudited)

Lipper Variable Annuity Specialty/Miscellaneous Funds	A fund that limits its investments to a specific industry (e.g., transportation retailing, or paper, etc) or one that has not been classified into an existing investment objective.

Morgan Stanley Capital International World Health Care Index	The Morgan Stanley Capital International World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

ºº Schedule of Fair Valued Securities (as of June 30, 2005)

	Value	Value as % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.	$131,199	0.4%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.	12/28/04	$131,199	$131,199	0.4%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2005. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Global Life Sciences Portfolio	$4,816,214

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series June 30, 2005 11

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Life Sciences Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

12 Janus Aspen Series June 30, 2005

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the Funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the year ended December 31, 2004 Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses
Janus Aspen Global Life Sciences Portfolio	$(6,244,824)	$(9,173,669)	$(1,886,598)	$(17,305,091)

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Global Life Sciences Portfolio	$4,063,543

14 Janus Aspen Series June 30, 2005

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Global Life Sciences Portfolio	$27,366,191	$8,483,510	$(685,161)	$7,798,349

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expenseratios reflect expenses after waivers (reimbursement). Listed below is the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each six-month period ended June 30, 2005 (unaudited)
and the fiscal year or period ended December 31

	Institutional Shares						Service Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001	2000(2)	2005(1)	2004(1)	2003	2002	2001	2000(2)
Janus Aspen Global Life Sciences Portfolio	0.89%	0.90%	0.97%	0.87%	0.81%	1.03%	1.15%	1.15%	1.22%	1.12%	1.07%	1.20%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 18, 2000 (inception date) through December 31, 2000.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Global Life Sciences Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	22	159
Reinvested dividends and distributions	–	–
Shares repurchased	(103)	(196)
Net Increase/(Decrease) in Capital Share Transactions	(81)	(37)
Shares Outstanding, Beginning of Period	515	552
Shares Outstanding, End of Period	434	515
Transactions in Portfolio Shares – Service Shares
Shares sold	633	1,621
Reinvested dividends and distributions	–	–
Shares repurchased	(581)	(2,342)
Net Increase/(Decrease) in Capital Share Transactions	52	(721)
Shares Outstanding, Beginning of Period	3,822	4,543
Shares Outstanding, End of Period	3,874	3,822

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005 (unaudited), the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited) Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Life Sciences Portfolio	$17,225,340	$17,275,226	$–	$–

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

16 Janus Aspen Series June 30, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free)

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its

Janus Aspen Series June 30, 2005 17

Additional Information (unaudited) (continued)

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft"

18 Janus Aspen Series June 30, 2005

commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Aspen Series June 30, 2005 19

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a presetamount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

20 Janus Aspen Series June 30, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2005 21

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (08/05)

C-0805-112  109-24-713 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Global Technology Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Additional Information	19

Explanations of Charts, Tables and Financial Statements	22

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only, and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Global Technology Portfolio (unaudited)

Performance Overview

For the six months ended June 30, 2005, Janus Aspen Global Technology Portfolio – Institutional, Service and Service II Shares declined 3.51%, 3.66% and 3.87%, respectively. This compares to a 0.81% loss posted by the S&P 500 Index, the Portfolio's primary benchmark, and a 5.69% loss returned by the MSCI World Information Technology Index, the Portfolio's secondary benchmark.

Although the Portfolio outperformed the MSCI World Information Technology Index, it lagged the S&P 500® Index due to its significant exposure to technology-related stocks compared to the more broad-based Index. In particular, the Portfolio's three largest areas of investment during the six months were technology hardware and equipment, semiconductors and semiconductor equipment, and software and services. While our investments in tech hardware and equipment boosted our relative performance, our positions in semiconductor- and software-related stocks caused us to lag the S&P 500 Index.

Investment Strategy in This Environment

As 2005 kicked off, there were few compelling, broad-based technology deployment trends. In such an uncertain environment, our end-demand driven, bottom-up analysis of individual stocks took on greater importance as it enabled us to spot less obvious, but significant, secular drivers. The intense focus on end-demand also afforded us greater conviction levels in our holdings as well as our approach to valuation.

As a result, we trimmed a number of stocks where we felt valuations fairly reflected near-term fundamentals and market expectations. For example, we trimmed our exposure to e-commerce leaders Amazon.com and eBay as they breached our interim price targets. As has happened many times in emerging technologies, investor sentiment swung from extreme pessimism to extreme optimism and back again based on prevailing short-term perceptions, sending stock prices on a volatile ride. We were fortunate to have abided by our valuation discipline and trimmed our holdings significantly in both names prior to sharp declines late in the period.

Portfolio Composition

As of June 30, 2005, the Portfolio's total net assets were 97.5% invested in equities, including a 42.0% share in foreign stocks. Meanwhile, the Portfolio's 10 largest equity holdings accounted for 31.8% of its total net assets and cash holdings represented 2.1% of total net assets. Foreign equities have been a significant part of the Portfolio since its inception – as we're firm believers that technology innovations and quality management teams are no longer confined by geographic borders.

E-Commerce and Telecommunications Holdings Held Back the Portfolio's Results

Setbacks during the period included online auctioneer eBay. Along with other e-commerce stocks, eBay's share price has dropped significantly due to a reduced earnings outlook. Its near-term profitability was hurt by the decision to increase research and development spending. By ratcheting up such expenditures, we believe eBay is attempting to secure longer-term competitive advantages while sacrificing near-term profit growth. Given the firm's past record of strong software and business process innovations, we believe that such spending will help enhance eBay's long-term positioning in the still-developing e-commerce space. While we trimmed a large part of our position in eBay earlier in the period based on valuation discipline, we decided to maintain our remaining position in light of eBay's reduced valuation and its potential to further extend its long-term franchise.

Another e-commerce name that was hit hard by the ebb and flow of investor sentiment is Yahoo! We remained committed to the stock because we believe the online advertising market is still in the early stages of development. Currently, Internet advertising accounts for a very small portion of advertising expenditures in the United States, while feedback from leading advertisers indicates that they have awakened to the power of the medium. We believe that Yahoo! is particularly well-positioned to capitalize

Portfolio Snapshot

This portfolio purses forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Mike Lu

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
Texas Instruments, Inc.	4.0%	3.0%
Yahoo!, Inc.	3.8%	3.5%
Electronic Arts, Inc.	3.4%	4.0%
Hon Hai Precision Industry Company, Ltd.	3.3%	2.9%
Dell, Inc.	3.1%	3.0%
Corning, Inc.	3.0%	2.0%
Nokia Oyj (ADR)	2.9%	2.3%
Cisco Systems, Inc.	2.8%	2.0%
Marvell Technology Group, Ltd.	2.8%	2.6%
Samsung Electronics Company, Ltd.	2.7%	2.3%

2 Janus Aspen Series June 30, 2005

(unaudited)

on that growth given its dominant mindshare and breadth of available online advertising venues. In addition, ad rates for Internet advertisers remain well below those paid to traditional print and broadcast media in spite of the fact that online advertising, if executed correctly, can be far more targeted and has better reach than traditional forms of advertising.

Elsewhere, telecommunications vendor Alcatel turned in weak results during this period. The confluence of digital subscriber line (DSL) adoption slowdown and intensifying global competition caused market sentiment to turn negative on Alcatel. Alcatel's DSL weakness may largely be attributed to the restructuring of the telecom industry in China. As China's wireline operators undergo asset swaps and ownership changes, various capital projects – among them new investments in broadband access – are being deferred to a later period. Consequently, we believe DSL deployment slowdown should be a temporary phenomenon with growth resuming in future quarters. While we remain positive on the strength of Alcatel's intellectual property positions, particularly in the broadband infrastructure and access environments, we are keeping a watchful eye over increased global competition and the potential impact on Alcatel's level of sustainable margins.

Solid Contributors Included Semiconductor, Electronic Manufacturer and Video Game Stocks

Strong contributors to performance included longtime Portfolio holding Texas Instruments. Investors have long understood the company's role as a key provider of chipsets used in wireless devices but only more recently have come to appreciate the role it has to play in the emerging HDTV market, where its digital light processing (DLP) technology has carved out an attractive share of the market. DLP has been a key thesis in our investment in Texas Instruments for quite some time, and we are gratified by the stock's reaction as other investors have come to appreciate the potential growth of the company's display business.

Hon Hai Precision, one of the biggest players in the EMS (electronic manufacturing services) space, was also a key contributor to results. While the rest of the EMS industry struggles to achieve consistent top-line and earnings growth, Hon Hai has furthered its streak of record revenues and earnings. Through a combination of extreme cost control, strong customer relationships, high-quality standards, and emerging design expertise, Hon Hai has continued to gain market share at key PC, consumer electronics and enterprise hardware accounts. Among its marquee production ramps during the period include: Apple iPod Shuffle, Apple MacMini, Dell/EMC storage arrays, and Cisco VoIP solutions. Customer feedback continues to be very positive, particularly on its low-cost manufacturing and logistics capabilities. With its history of strong execution and budding design expertise, we believe Hon Hai is poised to move further up the value chain. We look forward to continued market-leading growth in revenue and profit.

Samsung Electronics once again ranked as a top performer as the company benefited from a stabilization of margins at its handset division, an improvement in its display unit and higher volumes at its NAND flash memory business. NAND is a specialized type of nonvolatile memory used in a wide range of applications such as MP3 players, cellular handsets, digital cameras and other portable consumer electronic devices. Samsung and fellow Portfolio holding Toshiba (although a detractor during the period) – its closest rival in the NAND space – form a virtual oligopoly in the NAND market. As such, we believe both companies stand to benefit as end-use demand for these types of devices continues to grow at a rapid pace.

Investment Strategy and Outlook

Over the past two decades, the technology sector witnessed the excitement generated by broad-based adoption of such mega-trends as client-server technologies, local- and wide-area networking, cellular technologies, and Internet enablement. While there are no such revolutionary trends driving the industry – and investor imagination – today, there continues to be robust demand on creative ways to mine existing infrastructure and investments to address pressing business needs. Our end-demand-driven research continues to unearth healthy technology demand from corporate IT departments, governments, network operators and small/medium enterprises – particularly in their quest for more ways to cut costs, generate greater revenues, and to create new lines of business. We have positioned the Portfolio to potentially capitalize on these emerging secular trends as we seek to produce long-term gains for you, our investors.

Thank you for your continued investment.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Aspen Global Technology Portfolio - Institutional Shares	(3.51)%	(2.08)%	(18.60)%	(17.47)%
Janus Aspen Global Technology Portfolio - Service Shares	(3.66)%	(2.29)%	(18.82)%	(17.69)%
Janus Aspen Global Technology Portfolio - Service II Shares	(3.87)%	(2.25)%	(18.82)%	(17.69)%
S&P 500® Index	(0.81)%	6.32%	(2.37)%	(2.09)%
Morgan Stanley Capital International World Information Technology IndexSM	(5.69)%	(4.12)%	(18.38)%	(16.03	)%**
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Specialty/Miscellaneous Funds	N/A	95/133	37/48	31/37

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of net dividends, distributions and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Information Technology IndexSM since inception returns calculated from January 31, 2000.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$964.90	$3.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51
Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$963.40	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76
Expense Example - Service II Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$961.30	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76

*Expenses are equal to the annualized expense ratio of 0.70% for Institutional Shares, 0.95% for Service Shares and 0.95% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses my include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

4 Janus Aspen Series June 30, 2005

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 97.2%
Applications Software - 4.2%
62,625	Citrix Systems, Inc.*	$1,356,458
39,960	Infosys Technologies, Ltd.	2,163,276
117,105	Microsoft Corp.	2,908,888
		6,428,622
Audio and Video Products - 2.4%
10,120	Harman International Industries, Inc.	823,363
28,800	Sony Corp.**	991,964
78,867	Thomson**,#	1,877,146
		3,692,473
Automotive - Cars and Light Trucks - 0%
89	Nissan Motor Company, Ltd.**	876
Automotive - Truck Parts and Equipment - Original - 1.1%
39,015	Autoliv, Inc. (SDR)#	1,692,105
Cable Television - 0.6%
32,485	EchoStar Communications Corp. - Class A	979,423
Commercial Services - Finance - 1.3%
61,605	Paychex, Inc.	2,004,627
Computer Aided Design - 1.4%
45,173	Dassault Systemes S.A.**,#	2,180,988
Computer Services - 2.7%
44,995	Atos Origin S.A.*,**	2,845,122
442,997	LogicaCMG PLC**	1,373,899
		4,219,021
Computers - 5.3%
195,000	Acer, Inc.**	384,992
122,105	Dell, Inc.*	4,824,368
17,115	IBM Corp.	1,269,933
23,430	Research In Motion, Ltd. (U.S. Shares)*	1,727,963
		8,207,256
Computers - Memory Devices - 3.0%
296,700	EMC Corp.*	4,067,757
18,085	Komag, Inc.	513,071
		4,580,828
Computers - Peripheral Equipment - 1.8%
88,570	Logitech International S.A.*	2,839,870
Data Processing and Management - 0.4%
16,205	NAVTEQ Corp.*	602,502
Diversified Operations - 0.5%
89,000	Hutchison Whampoa, Ltd.	800,025
E-Commerce/Products - 1.5%
70,235	Amazon.com, Inc.*,#	2,323,374
E-Commerce/Services - 0.9%
41,885	eBay, Inc.*	1,382,624
Electric Products - Miscellaneous - 3.3%
8,840	Samsung Electronics Company, Ltd.**	4,190,351
229,000	Toshiba Corp.**	907,614
		5,097,965
Electronic Components - Miscellaneous - 4.8%
987,912	Hon Hai Precision Industry Company, Ltd.**	5,139,247
91,672	Koninklijke (Royal) Philips Electronics N.V.**	2,305,114
		7,444,361

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 12.4%
115,085	Advanced Micro Devices, Inc.*,#	$1,995,574
1,346,638	ARM Holdings PLC**	2,720,820
128,030	ATI Technologies, Inc. (U.S. Shares)*	1,517,156
61,675	Broadcom Corp. - Class A*	2,190,079
23,280	Intel Corp.	606,677
34,760	International Rectifier Corp.*,#	1,658,747
20,485	Microchip Technology, Inc.	606,766
218,545	Texas Instruments, Inc.	6,134,557
31,485	Volterra Semiconductor Corp.*,#	468,812
48,090	Xilinx, Inc.	1,226,295
		19,125,483
Electronic Forms - 0.5%
20,200	Adobe Systems, Inc.	578,124
Electronic Measuring Instruments - 1.3%
20,700	Advantest Corp.**	1,517,530
1,900	Keyence Corp.**	423,054
		1,940,584
Enterprise Software/Services - 4.0%
27,845	Computer Associates International, Inc.	765,181
82,010	Micromuse, Inc.*	464,177
232,065	Oracle Corp.*	3,063,257
10,649	SAP A.G.**	1,853,367
		6,145,982
Entertainment Software - 4.1%
66,790	Activision, Inc.*	1,103,371
91,940	Electronic Arts, Inc.*	5,204,723
		6,308,094
Internet Connectivity Services - 0.8%
38,545	NDS Group PLC (ADR)*,**,#	1,284,319
Internet Infrastructure Software - 0.6%
29,495	Openwave Systems, Inc.*,#	483,718
63,760	TIBCO Software, Inc.*	416,990
		900,708
Internet Security - 3.4%
91,630	Check Point Software Technologies, Ltd. (U.S. Shares)*	1,814,273
37,615	McAfee, Inc.*	984,761
54,090	Symantec Corp.*	1,175,917
17,500	Trend Micro, Inc.**	618,625
21,460	VeriSign, Inc.*	617,190
		5,210,766
Machinery - Print Trade - 0.2%
5,430	Zebra Technologies Corp. - Class A*	237,780
Medical Instruments - 0.7%
20,575	Medtronic, Inc.	1,065,579
Miscellaneous Manufacturing - 0.5%
29,930	Applied Films Corp.*	766,208
Networking Products - 2.8%
226,055	Cisco Systems, Inc.*	4,319,911
Retail - Consumer Electronics - 1.0%
16,185	Best Buy Company, Inc.	1,109,482
126,679	Carphone Warehouse PLC**	415,083
		1,524,565

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Semiconductor Components/Integrated Circuits - 6.8%
132,684	CSR PLC*,**	$915,286
110,650	Marvell Technology Group, Ltd.*	4,209,127
62,725	Maxim Integrated Products, Inc.	2,396,722
1,675,084	Taiwan Semiconductor Manufacturing Company, Ltd.*,**	2,909,150
		10,430,285
Semiconductor Equipment - 2.6%
98,480	Applied Materials, Inc.	1,593,406
12,575	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	196,925
49,880	KLA-Tencor Corp.	2,179,756
		3,970,087
Telecommunication Equipment - 3.1%
6,395	Adtran, Inc.	158,532
132,220	Alcatel S.A. (ADR)*,**,#	1,442,520
621,000	Foxconn International Holdings*	461,984
62,980	Harris Corp.	1,965,606
89,390	UTStarcom, Inc.*,#	669,531
		4,698,173
Telecommunication Equipment - Fiber Optics - 3.0%
275,550	Corning, Inc.*	4,579,641
Telecommunication Services - 1.2%
57,350	Amdocs, Ltd. (U.S. Shares)*,**	1,515,760
50,549	Bharti Tele-Ventures, Ltd.*	282,325
		1,798,085
Television - 1.1%
181,238	British Sky Broadcasting Group PLC**	1,707,820
Web Hosting/Design - 0.5%
20,655	Macromedia, Inc.*	789,434
Web Portals/Internet Service Providers - 4.5%
536	Yahoo Japan Corp.**	1,119,778
168,620	Yahoo!, Inc.*	5,842,683
		6,962,461
Wireless Equipment - 6.9%
536	Crown Castle International Corp.*	10,892
150,725	Motorola, Inc.	2,752,239
138,429	Nokia Oyj**	2,303,614
262,915	Nokia Oyj (ADR)**	4,374,905
36,855	Telefonaktiebolaget LM Ericsson (ADR)#	1,177,517
		10,619,167
Total Common Stock (cost $121,600,088)		149,440,196
Corporate Bonds - 0.4%
Applications Software - 0.4%
$515,000	Mercury Interactive Corp., 4.75% convertible notes, due 7/1/07 (144A)§	504,056
Computers - Peripheral Equipment - 0%
1,000,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)‡,º,ºº,§	57,900
Total Corporate Bonds (cost $1,377,378)		561,956

Shares or Principal Amount		Value
Other Securities - 7.6%
11,625,467	State Street Navigator Securities Lending Prime Portfolio† (cost $11,625,467)	$11,625,467
Preferred Stock - 0.3%
Wireless Equipment - 0.3%
10,840	Crown Castle International Corp., convertible, 6.25% (cost $542,000)	520,320
Repurchase Agreement - 1.4%
$2,200,000	Banc of America Securities LLC, 3.4575% dated 6/30/05, maturing 7/1/05 to be repurchased at $2,200,211 collateralized by $13,348,837 in U.S. Government Agencies 0% - 16.239%, 6/15/18 - 7/25/35 with a value of $2,244,000 (cost $2,200,000)	2,200,000
Total Investments (total cost $137,344,933) – 106.9%		164,347,939
Liabilities, net of Cash, Receivables and Other Assets – (6.9)%		(10,662,771)
Net Assets – 100%		$153,685,168

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$4,209,127	2.5%
Canada	3,245,119	2.0%
Cayman Islands	461,984	0.3%
Finland	6,678,519	4.2%
France	8,345,776	5.1%
Germany	1,853,367	1.1%
Hong Kong	800,025	0.5%
India	2,445,601	1.5%
Israel	1,814,273	1.1%
Japan	5,579,441	3.5%
Netherlands	2,502,039	1.5%
South Korea	4,190,351	2.5%
Sweden	1,177,517	0.7%
Switzerland	2,839,870	1.7%
Taiwan	8,433,389	5.1%
United Kingdom	9,932,987	6.1%
United States††	99,838,554	60.6%
Total	$164,347,939	100.0%

†† Includes Short-Term Securities and Other Securities (52.3% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 8/19/05	1,050,000	$1,877,953	$73,199
British Pound 12/2/05	115,000	205,288	4,628
Euro 7/15/05	4,000,000	4,843,012	287,728
Japanese Yen 7/15/05	15,000,000	135,452	4,735
Japanese Yen 8/19/05	140,000,000	1,268,566	47,014
South Korean Won 11/14/05	1,250,000,000	1,210,038	34,982
Taiwan Dollar 11/14/05	65,000,000	2,073,832	24,743
Total		$11,614,141	$477,029

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Global Technology Portfolio
Assets:
Investments at cost(1)	$137,345
Investments at value(1)	$164,348
Cash	314
Cash denominated in foreign currencies (cost $35)	35
Receivables:
Investments sold	764
Portfolio shares sold	25
Dividends	91
Interest	16
Other assets	–
Forward currency contracts	477
Total Assets	166,070
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	11,625
Investments purchased	392
Portfolio shares repurchased	178
Advisory fees	83
Transfer agent fees and expenses	1
Distribution fees - Service Shares	27
Distribution fees - Service II Shares	5
Non-interested Trustees' fees and expenses	2
Foreign tax liability	5
Accrued expenses	67
Total Liabilities	12,385
Net Assets	$153,685
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$576,621
Undistributed net investment income/(loss)*	41
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(450,456)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	27,479	(2)
Total Net Assets	$153,685
Net Assets - Institutional Shares	$2,946
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	893
Net Asset Value Per Share	$3.30
Net Assets - Service Shares	$128,316
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	37,548
Net Asset Value Per Share	$3.42
Net Assets - Service II Shares	$22,423
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,444
Net Asset Value Per Share	$3.48

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $11,225,805 of securities loaned for Janus Aspen Global Technology Portfolio (Note 1).

(2)  Net of foreign taxes on investments of $5,077 for Janus Aspen Global Technology Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 7

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Global Technology Portfolio
Investment Income:
Interest	$71
Securities lending income	28
Dividends	802
Foreign tax withheld	(95)
Total Investment Income	806
Expenses:
Advisory fees	519
Transfer agent fees and expenses	2
Registration fees	1
Custodian fees	12
Professional fees	6
Non-interested Trustees' fees and expenses	8
Distribution fees - Service Shares	169
Distribution fees - Service II Shares	30
Other expenses	21
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	768
Expense and Fee Offsets	(3)
Net Expenses	765
Net Investment Income/(Loss)	41
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	2,169
Net realized gain/(loss) from foreign currency transactions	36
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(9,770	)(1)
Net Realized and Unrealized Gain/(Loss) on Investments	(7,565)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,524)

(1)  Net of foreign taxes on investments of $5,077 for Janus Aspen Global Technology Portfolio.

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004 (all numbers in thousands) 2005	Janus Aspen Global Technology Portfolio	2004
Operations:
Net investment income/(loss)	$41	$(109)
Net realized gain/(loss) from investment and foreign currency transactions	2,205	(563)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(9,770)	(185)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,524)	(857)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	144	1,365
Service Shares	6,867	22,651
Service II Shares	1,098	5,973
Redemption fees
Service II Shares	8	9
Shares repurchased
Institutional Shares	(1,453)	(2,528)
Service Shares	(23,636)	(50,819)
Service II Shares	(5,000)	(7,340)
Net Increase/(Decrease) from Capital Share Transactions	(21,972)	(30,689)
Net Increase/(Decrease) in Net Assets	(29,496)	(31,546)
Net Assets:
Beginning of period	183,181	214,727
End of period	$153,685	$183,181
Undistributed net investment income/(loss)*	$41	$–

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Global Technology Portfolio
and through each fiscal year or period ended December 31	2005	2004	2003	2002	2001	2000(1)
Net Asset Value, Beginning of Period	$3.42	$3.39	$2.31	$3.90	$6.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.02	(.01)	.02	.19	.16
Net gain/(loss) on securities (both realized and unrealized)	(.15)	.01	1.09	(1.61)	(2.57)	(3.56)
Total from Investment Operations	(.12)	.03	1.08	(1.59)	(2.38)	(3.40)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(.21)	(.11)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	(.21)	(.11)
Net Asset Value, End of Period	$3.30	$3.42	$3.39	$2.31	$3.90	$6.49
Total Return**	(3.51)%	0.88%	46.75%	(40.77)%	(37.07)%	(34.03)%
Net Assets, End of Period (in thousands)	$2,946	$4,423	$5,580	$2,721	$5,643	$34,950
Average Net Assets for the Period (in thousands)	$3,252	$4,887	$3,871	$3,974	$9,242	$55,483
Ratio of Gross Expenses to Average Net Assets***(2)	0.70%	0.72%	0.85%	0.72%	0.68%	0.69%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%	0.72%	0.85%	0.72%	0.67%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.27%	0.19%	(0.22)%	(0.05)%	0.64%	1.64%
Portfolio Turnover Rate***	37%	30%	46%	70%	91%	34%

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Global Technology Portfolio
and through each fiscal year or period ended December 31	2005	2004	2003	2002	2001	2000(1)
Net Asset Value, Beginning of Period	$3.55	$3.53	$2.41	$4.08	$6.55	$10.00
Income from Investment Operations:
Net investment income/(loss)	- (3)	– (3)	– (3)	– (3)	.02	.05
Net gain/(loss) on securities (both realized and unrealized)	(.13)	.02	1.12	(1.67)	(2.46)	(3.46)
Total from Investment Operations	(.13)	.02	1.12	(1.67)	(2.44)	(3.41)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(.03)	(.04)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	(.03)	(.04)
Net Asset Value, End of Period	$3.42	$3.55	$3.53	$2.41	$4.08	$6.55
Total Return**	(3.66)%	0.57%	46.47%	(40.93)%	(37.31)%	(34.11)%
Net Assets, End of Period (in thousands)	$128,316	$151,354	$180,513	$127,656	$287,103	$374,544
Average Net Assets for the Period (in thousands)	$136,434	$161,072	$147,151	$191,037	$307,222	$268,923
Ratio of Gross Expenses to Average Net Assets***(2)	0.95%	0.97%	1.10%	0.97%	0.95%	0.94%
Ratio of Net Expenses to Average Net Assets***(2)	0.95%	0.97%	1.10%	0.97%	0.94%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.05%	(0.06)%	(0.44)%	(0.29)%	0.42%	1.14%
Portfolio Turnover Rate***	37%	30%	46%	70%	91%	34%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Fiscal period from January 18, 2000 (inception date) through December 31, 2000.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Financial Highlights

Service II Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Global Technology Portfolio
and through each fiscal year ended December 31	2005	2004	2003	2002(1)
Net Asset Value, Beginning of Period	$3.62	$3.59	$2.44	$4.13
Income from Investment Operations:
Net investment income/(loss)	– (2)	– (2)	– (2)	.01
Net gain/(loss) on securities (both realized and unrealized)	(.14)	.03	1.14	(1.71)
Total from Investment Operations	(.14)	.03	1.14	(1.70)
Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	– (3)	– (3)	.01	.01
Total Distributions and Other	–	–	.01	.01
Net Asset Value, End of Period	$3.48	$3.62	$3.59	$2.44
Total Return**	(3.87)%	0.84%	47.13%	(40.92)%
Net Assets, End of Period (in thousands)	$22,423	$27,404	$28,634	$13,911
Average Net Assets for the Period (in thousands)	$23,900	$25,926	$21,419	$6,085
Ratio of Gross Expenses to Average Net Assets***(4)	0.95%	0.97%	1.10%	1.04%
Ratio of Net Expenses to Average Net Assets***(4)	0.95%	0.97%	1.10%	1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	(.06)%	(0.44)%	(0.42)%
Portfolio Turnover Rate***	37%	30%	46%	70%

  *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain prior year amounts have been reclassified to conform to current year presentation.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 11

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Specialty/Miscellaneous Funds	An equity fund that limits its investment to a specific industry or type of investment, for which no suitable category currently exists.

Morgan Stanley Capital International World Information Technology IndexSM	A capitalization weighted index that monitors the performance of information technology stocks from around the world.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security in the Portfolio with accrued interest in the amount of $40,000 that was written-off December 10, 2001.

  #  Loaned security, a portion or all of the security is on loan at June 30, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of June 30, 2005)

	Value	Value as % of Net Assets
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	$57,900	0%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00%, convertible senior subordinated debentures, due 5/1/03 (144A)ºº	3/6/00	$800,000	$57,900	0.0%
Mercury Interactive Corp., 4.75%, convertible notes, due 7/1/07 (144A)	6/27/00	515,000	504,056	0.4%
		$1,315,000	$561,956	0.4%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2005. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when issued securities and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Global Technology Portfolio	$54,427,132

The interest rate for variable rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2005.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Technology Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio is classified as nondiversified. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

As of June 30, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2005
Janus Aspen Global Technology Portfolio	$11,225,805

As of June 30, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2005
Janus Aspen Global Technology Portfolio	$11,625,467

As of June 30, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included in the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified

14 Janus Aspen Series June 30, 2005

performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with their vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolio in connection with the distribution of Service and Service II Shares at an annual rate of up to 0.25% of Service and Service II Share's average daily net assets.

A 1.00% redemption fee may be imposed on shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $7,687 for the six-month period ended June 30, 2005.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004.

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent.  Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryover.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	Accumulated Capital Loss
Janus Aspen Global Technology Portfolio	$(41,019,868)	$(250,531,858)	$(148,365,762)	$(8,794,052)	$(1,266,097)	$(449,977,637)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Global Technology Portfolio	$139,380,498	$39,973,664	$(15,006,223)	$24,967,441

16 Janus Aspen Series June 30, 2005

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below is the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each six-month period ended June 30, 2005 (unaudited)
and the fiscal year or period ended December 31

	Institutional Shares						Service Shares						Service II Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001	2000(2)	2005(1)	2004	2003	2002	2001	2000(2)	2005(1)	2004	2003	2002
Janus Aspen Global Technology Portfolio	0.70%	0.72%	0.85%	0.72%	0.68%	0.69%	0.95%	0.97%	1.10%	0.97%	0.95%	0.94%	0.95%	0.97%	1.10%	1.04%

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2) Fiscal period from January 18, 2000 (inception date) through December 31, 2000.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	44	404
Reinvested dividends and distributions	–	–
Shares repurchased	(443)	(758)
Net Increase/(Decrease) in Capital Share Transactions	(399)	(354)
Shares Outstanding, Beginning of Period	1,292	1,646
Shares Outstanding, End of Period	893	1,292
Transactions in Portfolio Shares – Service Shares
Shares sold	2,036	6,476
Reinvested dividends and distributions	–	–
Shares repurchased	(7,080)	(15,070)
Net Increase/(Decrease) in Capital Share Transactions	(5,044)	(8,594)
Shares Outstanding, Beginning of Period	42,592	51,186
Shares Outstanding, End of Period	37,548	42,592
Transactions in Portfolio Shares – Service II Shares
Shares sold	317	1,689
Reinvested dividends and distributions	–	–
Shares repurchased	(1,449)	(2,093)
Net Increase/(Decrease) in Capital Share Transactions	(1,132)	(404)
Shares Outstanding, Beginning of Period	7,576	7,981
Shares Outstanding, End of Period	6,444	7,576

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Technology Portfolio	$29,626,927	$44,167,450	$–	$–

Janus Aspen Series June 30, 2005 17

Notes to Financial Statements (unaudited) (continued)

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

18 Janus Aspen Series June 30, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its

Janus Aspen Series June 30, 2005 19

Additional Information (unaudited) (continued)

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft"

20 Janus Aspen Series June 30, 2005

commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Aspen Series June 30, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

22 Janus Aspen Series June 30, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2005 23

Notes

24 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (08/05)

C-0805-112  109-24-714 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Growth and Income Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	11

Notes to Financial Statements	12

Additional Information	18

Explanations of Charts, Tables and Financial Statements	21

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Growth and Income Portfolio
(unaudited)

Performance Overview

For the six months ended June 30, 2005, Janus Aspen Growth and Income Portfolio – Institutional and Service Shares advanced 1.52% and 1.40%, respectively, versus a 0.81% loss for its primary benchmark, the S&P 500® Index. The secondary benchmark, the Russell 1000® Growth Index, declined 1.72% for the reporting period.

Investment Philosophy and Strategy

The Portfolio is managed for shareholders in pursuit of longer-term financial objectives such as building a retirement nest egg, buying a home, or funding a college education. My goal is to deliver top-quartile returns while minimizing volatility. This is easier said than done – so what is my strategy?

Conceptually, and within the growth allocation of the Portfolio, I think of the Portfolio as holding two buckets of stocks. The first bucket normally holds a majority of the Portfolio's total assets in what I call "core long-term holdings." These are companies that I believe have sustainable competitive advantages in one of several competencies, including product distribution (Portfolio examples include Pepsico and Yahoo!), research and development or product development (Exxon Mobil and Electronic Arts) or manufacturing (Procter & Gamble and Nokia). In other cases, these are companies that I believe have fundamentally advantaged business models such as Dell Computer and Amazon.com.

The Portfolio generally holds these stocks with a longer time horizon – two to five years – but in certain cases, I will sell companies with wide competitive moats if the industry fundamentals deteriorate. A good example of this is Anheuser-Busch (Bud), best known for brewing Budweiser beer. This company was among the top 10 holdings in the Portfolio at the beginning of 2004; and for good reason – it had approximately 50% market share of the domestic beer industry, which yields enormous scale benefits in manufacturing and advertising efficiency. Bud also wields considerable distribution advantages because the majority of its sales are executed by exclusive wholesalers. Despite these advantages, I sold the entire position because our research suggested heightened competitive pressure in the beer industry, as consumer tastes shifted to wine and spirits.

The Portfolio's second bucket of stocks to be comprised of what I consider to be "special situations." This term includes situations where, in some cases, under a new management team, companies restructure their business portfolio to unlock potential value (Portfolio examples include Tyco and Marvel Enterprises); or opportunities where the market unfairly punishes a stock in reaction to an outside event (American International Group); or situations where a company has a product-specific catalyst (Advanced Micro Devices or Rockwell Automation). My investment time horizon for these stocks is generally shorter – 12 to 18 months – as I invest with the anticipation that these stocks may react to the realization of a specific catalyst.

Portfolio Composition

As of June 30, 2005, the Portfolio was 98.5% invested in equities, including a 25.5% stake in foreign stocks, as a percentage of total net assets. The Portfolio's 10 largest equity holdings represented 32.9% of its total net assets and we held a cash position of 1.5%.

Portfolio Snapshot

This more conservative growth portfolio combines historically consistent performers with higher-potential growth opportunities.

Minyoung Sohn

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
Exxon Mobil Corp.	4.3%	3.7%
Citigroup, Inc.	4.0%	3.4%
Tyco International, Ltd. (U.S. Shares)	3.9%	5.3%
UnitedHealth Group, Inc.	3.7%	3.0%
Advanced Micro Devices, Inc.	3.6%	3.8%
Suncor Energy, Inc.	3.4%	1.6%
Procter & Gamble Co.	2.8%	2.1%
EnCana Corp. (U.S. Shares)	2.5%	1.5%
Roche Holding A.G.	2.4%	2.7%
Caremark Rx, Inc.	2.3%	2.2%

2 Janus Aspen Series June 30, 2005

(unaudited)

Energy and Health Care Services Were Strong Performers

Our energy holdings posted the strongest positive contribution to performance, relative to the benchmark. I believe that oil and energy prices will remain high this year and next due to this tight market. The supply and demand model we have constructed for the commodity suggests that increased energy demand from normal worldwide economic growth will eat into OPEC's spare production capacity.

The Portfolio's holdings in the energy sector include both "core" and "special situations." Exxon Mobil has an enormous resource base totaling over 72 billion barrels of oil equivalent; but more importantly, the company boasts the best record of investment discipline among its peers, resulting in the strongest record of returns on invested capital. Suncor Energy is an investment in the potential of Canada's vast oil sands. This resource is mined at shallow depths or produced in situ in deeper areas. Consequently, although the oil sands are expensive to develop, they pose no exploration risk and I believe these assets will become increasingly attractive in high oil price environment.

Elsewhere, a strong health care equipment and services cycle propelled insurers Aetna and UnitedHealth Group. In this environment both Aetna and UnitedHealth are benefiting from their ability to provide a wide range of innovative, consumer-driven health care services, such as health savings accounts, which enable their employer-clients to offer health care to their employees in this period of rising costs.

Select Holdings in Technology and Retail Negatively Impacted Performance

Advanced Micro Devices "AMD" is one of the largest holdings in the Portfolio at approximately 3.6% of total assets as of June 30, 2005. As I have written before, I remain enthusiastic about the company's prospects for its microprocessor business due to the opportunity in 64-bit technology, which includes dual core processing. Our work on AMD has been broad and deep. We have had numerous conversations with information technology "IT" purchasing managers, industry consultants, sales partners and supply chain partners to gain confidence that AMD's Opteron and Athlon 64 microprocessors are gaining acceptance in the marketplace. The stock slumped this period as continued weakness in the flash memory business led to an earnings shortfall, although it rallied mildly after management filed an antitrust suit against industry giant Intel. From a valuation perspective, I believe that AMD offers significant upside once the company establishes sustainable profitability in its strengthening microprocessor business.

Another laggard was Harman International Industries, which owns a portfolio of well-known audio brands including Harman Kardon, JBL and Infinity. Harman is also the leading provider of automobile infotainment systems – high end multimedia systems capable of navigation, communications and quality entertainment. We estimate the infotainment business today is nearly 40% of Harman's sales and 60% of its total operating profit and drives profitability with average selling prices and profit margins well above the company's average. Although the stock traded lower during the period due to fears that the company is losing its competitive edge in the infotainment segment, our research suggests that this fear is unwarranted and we remain enthusiastic about the company's near- and long-term prospects.

Closing Comments

I believe that this difficult market environment will continue to favor strong stock-picking. I welcome this challenge, as I am supported by a talented and growing analyst pool. My strategy is to stay the course by owning what I believe are the best companies, and opportunistically buying those which may have temporarily fallen out of favor.

Ultimately, I believe that adhering to a disciplined buying and selling approach will reward shareholders over time. I promise to you my utmost effort in the months and years ahead.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Growth and Income Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Since Inception*
Janus Aspen Growth and Income Portfolio - Institutional Shares	1.52%	10.78%	(3.23)%	7.75%
Janus Aspen Growth and Income Portfolio - Service Shares	1.40%	10.57%	(3.44)%	7.49%
S&P 500® Index	(0.81)%	6.32%	(2.37)%	2.39%
Russell 1000® Growth Index	(1.72)%	1.68%	(10.36)%	(0.67)%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	N/A	12/222	75/133	2/95

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – May 1, 1998

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,015.20	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.61
Expense Example – Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,014.00	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86

*Expenses are equal to the annualized expense ratio of 0.72% for Institutional Shares and 0.97% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

4 Janus Aspen Series June 30, 2005

Janus Aspen Growth and Income Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 95.7%
Advertising Sales - 0.7%
13,820	Lamar Advertising Co.*	$591,081
Applications Software - 2.3%
75,391	Microsoft Corp.	1,872,712
Audio and Video Products - 0.8%
8,410	Harman International Industries, Inc.	684,238
Beverages - Non-Alcoholic - 2.2%
33,801	PepsiCo, Inc.	1,822,888
Broadcast Services and Programming - 1.6%
43,643	Clear Channel Communications, Inc.#	1,349,878
Building - Residential and Commercial - 0.7%
710	NVR, Inc.*	575,100
Cable Television - 1.3%
37,128	Comcast Corp. - Special Class A*	1,111,984
Computers - 2.1%
74,445	Hewlett-Packard Co.	1,750,202
Computers - Memory Devices - 0.5%
27,910	EMC Corp.*	382,646
Cosmetics and Toiletries - 3.9%
24,745	Avon Products, Inc.	936,598
43,327	Procter & Gamble Co.	2,285,500
		3,222,098
Dental Supplies and Equipment - 0.4%
47,930	Align Technology, Inc.*	353,244
Diversified Operations - 7.3%
32,023	General Electric Co.	1,109,597
22,095	Honeywell International, Inc.	809,340
50,473	Smiths Group PLC	829,946
111,650	Tyco International, Ltd. (U.S. Shares)	3,260,181
		6,009,064
Electric Products - Miscellaneous - 2.8%
1,770	Samsung Electronics Company, Ltd.	839,018
6,245	Samsung Electronics Company, Ltd. (GDR)	1,485,098
		2,324,116
Electronic Components - Semiconductors - 5.6%
169,835	Advanced Micro Devices, Inc.*,#	2,944,939
60,501	Texas Instruments, Inc.	1,698,263
		4,643,202
Entertainment Software - 2.2%
13,970	Activision, Inc.*	230,784
28,380	Electronic Arts, Inc.*	1,606,592
		1,837,376
Finance - Investment Bankers/Brokers - 5.9%
72,092	Citigroup, Inc.	3,332,813
45,160	JP Morgan Chase & Co.	1,595,051
		4,927,864
Finance - Mortgage Loan Banker - 1.1%
24,399	Countrywide Financial Corp.	942,045
Food - Canned - 0.4%
12,621	TreeHouse Foods, Inc.*	359,825
Food - Dairy Products - 1.1%
26,155	Dean Foods Co.*	921,702

Shares or Principal Amount		Value
Hotels and Motels - 1.1%
13,300	Four Seasons Hotels, Inc.	$879,130
Industrial Automation and Robotics - 1.7%
28,130	Rockwell Automation, Inc.	1,370,212
Medical - Drugs - 4.9%
13,735	Eli Lilly and Co.	765,177
16,070	Roche Holding A.G.**	2,026,579
15,849	Sanofi-Aventis**	1,297,482
		4,089,238
Medical - HMO - 6.0%
22,790	Aetna, Inc.	1,887,468
58,846	UnitedHealth Group, Inc.	3,068,230
		4,955,698
Multimedia - 1.3%
65,745	Time Warner, Inc.*	1,098,599
Networking Products - 1.9%
82,930	Cisco Systems, Inc.*	1,584,792
Oil Companies - Exploration and Production - 3.9%
9,080	Apache Corp.	586,568
52,498	EnCana Corp. (U.S. Shares)	2,078,396
9,780	EOG Resources, Inc.	555,504
		3,220,468
Oil Companies - Integrated - 10.3%
10,180	Amerada Hess Corp.	1,084,272
61,900	Exxon Mobil Corp.	3,557,394
16,180	Petro-Canada	1,053,523
58,715	Suncor Energy, Inc.	2,776,594
		8,471,783
Pharmacy Services - 2.3%
42,910	Caremark Rx, Inc.*	1,910,353
Pipelines - 0.9%
8,391	Kinder Morgan, Inc.	698,131
Retail - Consumer Electronics - 1.9%
23,355	Best Buy Company, Inc.	1,600,985
Retail - Pet Food and Supplies - 1.3%
35,270	PETsMART, Inc.	1,070,445
Retail - Regional Department Stores - 1.2%
17,200	Kohl's Corp.*	961,652
Semiconductor Components/Integrated Circuits - 2.8%
30,205	Linear Technology Corp.	1,108,221
31,084	Maxim Integrated Products, Inc.	1,187,720
		2,295,941
Shipbuilding - 0.5%
22,740	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	434,000
Super-Regional Banks - 2.0%
10,440	Fifth Third Bancorp#	430,232
41,515	U.S. Bancorp	1,212,238
		1,642,470
Television - 2.0%
174,533	British Sky Broadcasting Group PLC	1,644,638
Therapeutics - 0.7%
12,875	Neurocrine Biosciences, Inc.*	541,523

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Growth and Income Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Tobacco - 1.1%
13,980	Altria Group, Inc.	$903,947
Toys - 1.2%
51,125	Marvel Enterprises, Inc.*	1,008,185
Transportation - Railroad - 0.9%
13,297	Canadian National Railway Co. (U.S. Shares)	766,572
Web Portals/Internet Service Providers - 2.2%
52,000	Yahoo!, Inc.*	1,801,800
Wireless Equipment - 0.7%
34,010	Nokia Oyj (ADR)**	565,926
Total Common Stock (cost $65,452,909)		79,197,753
Preferred Stock - 2.8%
Automotive - Cars and Light Trucks - 0.9%
968	Porsche A.G.**	725,473
Finance - Investment Bankers/Brokers - 0.5%
16,260	Morgan Stanley, convertible, 14.30% (144A)§	402,598
Multi-Line Insurance - 0.5%
18,075	XL Capital, Ltd., convertible, 6.50%	432,896
Oil Companies - Integrated - 0.9%
8,650	Amerada Hess Corp., convertible, 7.00%	792,599
Total Preferred Stock (cost $1,648,501)		2,353,566
Other Securities - 4.4%
3,629,025	State Street Navigator Securities Lending Prime Portfolio† (cost $3,629,025)	3,629,025
Repurchase Agreement - 1.4%
$1,200,000	Banc of America Securities LLC, 3.4575% dated 6/30/05, maturing 7/1/05 to be repurchased at $1,200,115 collateralized by $7,281,184 in U.S. Government Agencies 0% - 16.239%, 6/15/18 - 7/25/35 with a value of $1,224,000 (cost $1,200,000)	1,200,000
Total Investments (total cost $71,930,435) – 104.3%		86,380,344
Liabilities, net of Cash, Receivables and Other Assets – (4.3)%		(3,543,862)
Net Assets – 100%		$82,836,482

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$3,260,181	3.8%
Canada	7,554,215	8.7%
Cayman Islands	432,896	0.5%
Finland	565,926	0.7%
France	1,297,482	1.5%
Germany	725,473	0.8%
South Korea	2,758,116	3.2%
Switzerland	2,026,579	2.3%
United Kingdom	2,474,584	2.9%
United States††	65,284,892	75.6%
Total	$86,380,344	100.0%

††Includes Short-Term Securities and Other Securities (70.0% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 7/15/05	580,000	$702,237	$47,181
Euro 12/2/05	85,000	103,568	(325)
Swiss Franc 7/15/05	355,000	277,317	16,765
Swiss Franc 8/19/05	390,000	305,481	20,606
Total		$1,388,603	$84,227

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Growth and Income Portfolio
Assets:
Investments at cost(1)	$71,930
Investments at value(1)	$86,380
Cash	38
Cash denominated in foreign currency (cost $2)	2
Receivables:
Investments sold	105
Portfolio shares sold	111
Dividends	63
Interest	1
Other assets	–
Forward currency contracts	85
Total Assets	86,785
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	3,629
Investments purchased	222
Portfolio shares repurchased	11
Advisory fees	42
Transfer agent fees and expenses	1
Distribution fees - Service Shares	11
Non-interested Trustees' fees and expenses	1
Accrued expenses	32
Forward currency contracts	–
Total Liabilities	3,949
Net Assets	$82,836
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$136,364
Undistributed net investment income/(loss)*	47
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(68,109)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	14,534
Total Net Assets	$82,836
Net Assets - Institutional Shares	$30,276
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,907
Net Asset Value Per Share	$15.88
Net Assets - Service Shares	$52,560
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,295
Net Asset Value Per Share	$15.95

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $3,543,462 of securities loaned for Janus Aspen Growth and Income Portfolio (Note 1).

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 7

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Growth and Income Portfolio
Investment Income:
Interest	$21
Securities lending income	6
Dividends	569
Foreign tax withheld	(19)
Total Investment Income	577
Expenses:
Advisory fees	250
Transfer agent fees and expenses	2
Registration fees	–
System fees	11
Custodian fees	7
Professional fees	6
Non-interested Trustees' fees and expenses	7
Distribution fees – Service Shares	65
Other expenses	7
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	355
Expense and Fee Offsets	(1)
Net Expenses	354
Net Investment Income/(Loss)	223
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	2,189
Net realized gain/(loss) from foreign currency transactions	(47)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(1,238)
Payment from affiliate (Note 2)	23
Net Realized and Unrealized Gain/(Loss) on Investments	927
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,150

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Statement of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$223	$364
Net realized gain/(loss) from investment and foreign currency transactions	2,142	5,360
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(1,238)	2,975
Payment from affiliate (Note 2)	23	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,150	8,699
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(110)	(168)
Service Shares	(137)	(211)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(247)	(379)
Capital Share Transactions:
Shares sold
Institutional Shares	6,102	5,680
Service Shares	3,197	2,723
Reinvested dividends and distributions
Institutional Shares	110	168
Service Shares	137	211
Shares repurchased
Institutional Shares	(4,040)	(7,648)
Service Shares	(6,953)	(15,113)
Net Increase/(Decrease) from Capital Share Transactions	(1,447)	(13,979)
Net Increase/(Decrease) in Net Assets	(544)	(5,659)
Net Assets:
Beginning of period	83,380	89,039
End of period	$82,836	$83,380
Undistributed net investment income/(loss)*	$47	$71

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Growth and Income Portfolio
and through each fiscal year ended December 31	2005	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$15.70	$14.11	$11.56	$14.87	$17.41	$20.77
Income from Investment Operations:
Net investment income/(loss)	.05	.09	.15	.12	.20	.19
Net gain/(loss) on securities (both realized and unrealized)	.19	1.60	2.53	(3.32)	(2.52)	(3.08)
Total from Investment Operations	.24	1.69	2.68	(3.20)	(2.32)	(2.89)
Less Distributions:
Dividends (from net investment income)*	(.06)	(.10)	(.13)	(.11)	(.22)	(.16)
Distributions (from capital gains)*	–	–	–	–	–	(.31)
Total Distributions	(.06)	(.10)	(.13)	(.11)	(.22)	(.47)
Net Asset Value, End of Period	$15.88	$15.70	$14.11	$11.56	$14.87	$17.41
Total Return**	1.52%	11.97%	23.34%	(21.54)%	(13.37)%	(14.10)%
Net Assets, End of Period (in thousands)	$30,276	$27,784	$26,816	$55,271	$92,659	$123,812
Average Net Assets for the Period (in thousands)	$28,577	$25,658	$29,902	$72,550	$105,243	$124,282
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.72%	0.77%	0.83%	0.76%	0.70%	0.78%
Ratio of Net Expenses to Average Net Assets***(2)	0.72%	0.77%	0.83%	0.76%	0.70%	0.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.72%	0.63%	0.85%	0.81%	1.19%	1.07%
Portfolio Turnover Rate***	37%	48%	43%	54%	52%	37%

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Growth and Income Portfolio
and through each fiscal year ended December 31	2005		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$15.77		$14.22	$11.56	$14.87	$17.35	$20.63
Income from Investment Operations:
Net investment income/(loss)	.04		.06	.06	.08	.12	.07
Net gain/(loss) on securities (both realized and unrealized)	.17		1.55	2.66	(3.31)	(2.47)	(2.99)
Total from Investment Operations	.21		1.61	2.72	(3.23)	(2.35)	(2.92)
Less Distributions and Other:
Dividends (from net investment income)*	(.04)		(.06)	(.06)	(.08)	(.13)	(.05)
Distributions (from capital gains)*	–		–	–	–	–	(.31)
Payment from affiliate	.01		–	–	–	–	–
Total Distributions and Other	(.03)		(.06)	(.06)	(.08)	(.13)	(.36)
Net Asset Value, End of Period	$15.95		$15.77	$14.22	$11.56	$14.87	$17.35
Total Return**	1.40	%(3)	11.32%	23.60%	(21.77)%	(13.58)%	(14.31)%
Net Assets, End of Period (in thousands)	$52,560		$55,596	$62,223	$62,087	$85,154	$54,212
Average Net Assets for the Period (in thousands)	$52,777		$56,017	$61,252	$78,089	$73,705	$12,868
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.97%		1.02%	1.10%	1.01%	0.95%	1.11%
Ratio of Net Expenses to Average Net Assets***(2)	0.97%		1.02%	1.10%	1.01%	0.95%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.46%		0.36%	0.44%	0.57%	0.91%	1.20%
Portfolio Turnover Rate***	37%		48%	43%	54%	52%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  During the period ended June 30, 2005, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.05%.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

  #  Loaned security, a portion or all of the security is on loan at June 30, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen Growth and Income Portfolio
Morgan Stanley, convertible, 14.30% (144A)	4/28/05	$352,517	$402,598	0.5%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2005. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Growth and Income Portfolio	$8,244,485

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series June 30, 2005 11

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Growth and Income Portfolio is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

12 Janus Aspen Series June 30, 2005

As of June 30, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2005
Janus Aspen Growth and Income Portfolio	$3,543,462

As of June 30, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2005
Janus Aspen Growth and Income Portfolio	$3,629,025

As of June 30, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included in the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.62%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

During the six-month period ended June 30, 2005, Janus Capital reimbursed the Portfolio - Service Shares $23,304 as a result of dilutions caused by certain trading and/or valuation errors.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

14 Janus Aspen Series June 30, 2005

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2004, the Portfolio incurred "Post-October" losses of $539 during the period from November 1, 2004 through December 31, 2004. These losses will be deferred for tax purposes and recognized in 2005.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryover.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Loss
Janus Aspen Growth and Income Portfolio(1)	$(2,494,258)	$(20,721,286)	$(30,545,851)	$(15,741,304)	$(69,502,699)

(1) Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Growth and Income Portfolio	$4,613,006

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Growth and Income Portfolio	$72,723,746	$15,859,315	$(2,202,717)	$13,656,598

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	392	397
Reinvested dividends and distributions	7	11
Shares repurchased	(262)	(538)
Net Increase/(Decrease) in Capital Share Transactions	137	(130)
Shares Outstanding, Beginning of Period	1,770	1,900
Shares Outstanding, End of Period	1,907	1,770
Transactions in Portfolio Shares – Service Shares
Shares sold	205	190
Reinvested dividends and distributions	9	13
Shares repurchased	(445)	(1,052)
Net Increase/(Decrease) in Capital Share Transactions	(231)	(849)
Shares Outstanding, Beginning of Period	3,526	4,375
Shares Outstanding, End of Period	3,295	3,526

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Growth and Income Portfolio	$14,790,019	$15,794,122	$–	$–

6. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds

16 Janus Aspen Series June 30, 2005

asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

Janus Aspen Series June 30, 2005 17

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its

18 Janus Aspen Series June 30, 2005

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft"

Janus Aspen Series June 30, 2005 19

Additional Information (unaudited) (continued)

commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

20 Janus Aspen Series June 30, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

Janus Aspen Series June 30, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

22 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 23

Notes

24 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/05)

C-0805-112  109-24-712 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen International Growth Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Additional Information	19

Explanations of Charts, Tables and Financial Statements	21

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen International Growth Portfolio
(unaudited)

Performance Overview

For the six months ended June 30, 2005, Janus Aspen International Growth Portfolio – Institutional, Service and Service II Shares gained 2.11%, 2.03% and 2.02%, respectively. This compares to a loss of 1.17% posted by the Morgan Stanley Capital International EAFE® Index, the Portfolio's primary benchmark, and a loss of 1.72% by the Morgan Stanley Capital International EAFE® Growth Index, the Portfolio's secondary benchmark.

The Portfolio's gains over its primary benchmark can be explained in part to strong gains posted by its energy and semiconductor investments. From a geography perspective, our investments in India, a country to which the Portfolio's primary benchmark has no exposure, also helped our relative performance. However, curbing our gains were U.K.-based holdings and short-term setbacks experienced by select insurance and real estate holdings.

Investment Strategy in this Environment

Slower but still-reasonable growth in the worldwide economy, together with a slightly more favorable outlook for interest rates, helped support stocks during the period.

Viewed geographically, the U.S. economy slowed, but growth has nonetheless continued at a reasonable pace. The Japanese economy also decelerated. In Europe, the lackluster trend over the past few quarters continued, while China, India and Brazil showed notable strength. These trends remained generally supportive of company fundamentals, although in the technology sector, a number of companies in the portfolio have seen weakening trends.

During the period we made only modest changes to the Portfolio. We took profits in some stocks that reached our valuation targets. At the same time, our research team continues to uncover exciting international growth franchises trading at compelling valuations.

Portfolio Composition

As of June 30, 2005, the Portfolio had 98.5% of its total net assets invested in equities, 100% of those equities were foreign securities. Meanwhile, the Portfolio's 10 largest equity holdings accounted for 32.2% of its total net assets and cash holdings represented 1.5% of total net assets.

Strong Performers Included Industrial, Semiconductor and Energy Companies

Reliance Industries, an Indian energy, petrochemicals, and telecom conglomerate was our top contributor during the period. The company's core refining and petrochemicals businesses have shown extremely strong profit growth driven by a favorable cyclical environment and solid Indian demand. A rift between the two brothers in the controlling family held back the stock in 2004. Fortunately, the brothers have reached a settlement, and its investors are once again focusing on the company's strong core business environment and exciting growth opportunities in gas, power, and telecom.

The surging price of oil proved a catalyst for longtime holding Suncor Energy of Canada. With large untapped oil sands reserves, the company faces virtually no exploration risk, but we believe that it still has the opportunity to grow oil production significantly faster than its peers over the next 5-10 years. We remain optimistic about the company's growth prospects and ability to execute on its large expansion projects.

Portfolio Snapshot

This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
Reliance Industries, Ltd.	6.6%	5.4%
Companhia Vale do Rio Doce (ADR)	4.1%	4.0%
Samsung Electronics Company, Ltd.	4.1%	4.2%
ASML Holding N.V.	3.0%	2.4%
Louis Vuitton Moet Hennessy S.A.	2.8%	2.1%
Kookmin Bank	2.7%	1.5%
Sony Corp.	2.6%	-
Housing Development Finance Corporation, Ltd.	2.1%	1.8%
ARM Holdings PLC	2.1%	1.9%
Hermes International	2.1%	2.0%

2 Janus Aspen Series June 30, 2005

(unaudited)

Samsung Electronics gained as strong end-use demand for products that utilize NAND-flash memory, including Apple's iPod, contributed to rising volumes at the company's memory chip division. Samsung also benefited from a turnaround in profit margins of its wireless handset unit and a stabilization of its flat-panel display business. Jeff Helfrich and Garth Yettick, the Janus analysts who cover Samsung for us, have done outstanding work by conducting numerous product demand checks, canvassing Samsung's competitor universe as well as maintaining frequent contacts with its suppliers and key customers.

Weak Performers Included Insurance, Electronics and Media Companies

Detracting from our performance was the UK based insurance broker Willis Group Holdings. The stock has underperformed in the face of a difficult insurance market. Based on an extensive series of meetings and industry research done by our analyst Dan Kozlowski, we believe that our thesis for Willis Group remains intact. We continue to believe that Willis is poised to capture significant market share over the next few years and held onto the stock.

Sony, a new purchase for us this period, also declined. We are encouraged by recent changes in management and we expect that the company's new gaming platforms will be very successful. We are also hopeful that future restructuring of Sony's other business divisions will unlock significant shareholder value. As a result, we increased our position in Sony as the stock declined during the period.

Weighing on returns was U.K. satellite television provider British Sky Broadcasting (BSkyB) Group PLC. The company reported weak quarterly performance following a solid run during the second half of 2004. The setback appeared to be tied to some renewed concerns about competition. Based on checks conducted by our analyst Jean Barnard with competitors, media buyers, government officials, and other players in the UK media industry, we continue to believe in BSkyB's core franchise and long-term profit growth opportunities.

Investment Strategy and Outlook

In closing, we are reasonably upbeat about the mid-term environment for international equities. Economic growth has remained on a moderate path. More importantly, we believe business fundamentals remain solid and valuations remain attractive for most of the companies in the Portfolio.

My sole objective is to generate superior long-term performance for our shareholders. I believe that the best way to achieve that goal is to make long-term investments in international companies with exciting growth prospects. Every member of our research team is committed to uncovering these companies.

Thank you for your investment in Janus Aspen International Growth Portfolio.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen International Growth Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen International Growth Portfolio - Institutional Shares	2.11%	22.28%	(5.22)%	12.04%	11.03%
Janus Aspen International Growth Portfolio - Service Shares	2.03%	21.99%	(5.45)%	11.78%	11.00%
Janus Aspen International Growth Portfolio - Service II Shares	2.02%	21.98%	(5.37)%	11.83%	11.03%
Morgan Stanley Capital International EAFE® Index	(1.17)%	13.65%	(0.55)%	5.22%	4.90%
Morgan Stanley Capital International EAFE® Growth Index	(1.72)%	11.36%	(4.80)%	2.64%	2.56%**
Lipper Ranking - Institutional Shares based on total returns for International Variable Annuity Multi-Cap Growth Funds	N/A	7/190	92/113	2/55	1/39

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of net dividends, distributions and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – May 2, 1994

** The Morgan Stanley Capital International EAFE® Growth Index since inception returns calculated from April 30, 1994

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05) *
Actual	$1,000.00	$1,021.10	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46
Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period ( 1/1/05-6/30/05) *
Actual	$1,000.00	$1,020.30	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71
Expense Example - Service II Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period ( 1/1/05-6/30/05) *
Actual	$1,000.00	$1,020.20	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71

*Expenses are equal to the annualized expense ratio of 0.69% for Institutional Shares, 0.94% for Service Shares and 0.94% for Service II Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

This Portfolio may have significant exposure to emerging markets which may lead to greater price volatility.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

For Service II Shares, a redemption fee may be imposed on shares held for 60 days or less.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

4 Janus Aspen Series June 30, 2005

Janus Aspen International Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 98.5%
Airlines - 0.1%
21,726	Jet Airways (India), Ltd.*	$631,361
Apparel Manufacturers - 3.3%
1,703,270	Burberry Group PLC	12,260,207
104,724	Hermes International#	21,099,305
		33,359,512
Audio and Video Products - 2.6%
781,300	Sony Corp.	26,910,455
Automotive - Cars and Light Trucks - 1.5%
767,442	Maruti Udyog, Ltd.	8,210,584
683,917	Tata Motors, Ltd.	6,681,934
		14,892,518
Automotive - Truck Parts and Equipment - Original - 0%
3,510	TI Automotive, Ltd.*,ß,ºº	0
Broadcast Services and Programming - 1.9%
317,206	Grupo Televisa S.A. (ADR)	19,695,321
Building - Residential and Commercial - 0.2%
6,470,700	Land and Houses Public Company, Ltd.	1,063,344
8,574,600	Land and Houses Public Company, Ltd. (NVDR)	1,409,082
		2,472,426
Building and Construction Products - Miscellaneous - 0.4%
64,779	Imerys S.A.#	4,457,311
Commercial Banks - 7.9%
610,834	Anglo Irish Bank Corporation PLC	7,573,517
3,592,700	Bangkok Bank Public Company, Ltd.	8,772,087
170,390	Julius Baer Holding, Ltd.#	10,393,983
595,530	Kookmin Bank*	27,118,098
1,309	Mitsubishi Tokyo Financial Group, Inc.	11,051,708
3,377	Mizuho Financial Group, Inc.	15,210,704
		80,120,097
Computer Services - 0.5%
251,300	Park24 Company, Ltd.	4,964,208
Computers - Peripheral Equipment - 0.8%
248,904	Logitech International S.A.*,#	7,980,750
Distribution/Wholesale - 1.6%
2,251,500	Esprit Holdings, Ltd.	16,206,018
Diversified Minerals - 5.8%
17,802,630	Caemi Mineracao e Metalurgica S.A.	16,791,334
1,443,725	Companhia Vale do Rio Doce (ADR)#	42,272,268
		59,063,602
Diversified Operations - 4.7%
391,600	Bradespar S.A.*	6,757,513
365,544	Louis Vuitton Moet Hennessy S.A.#	28,144,007
761,974	Smiths Group PLC	12,529,421
		47,430,941
Diversified Operations-Commercial Services - 0.5%
1,738,109	Rentokill Initial PLC	4,948,266
E-Commerce/Products - 0.1%
155,300	Submarino S.A.*	1,171,824
Electric - Integrated - 0.9%
660,758	Reliance Energy, Ltd.	9,638,007
Electric Products - Miscellaneous - 6.1%
89,050	Samsung Electronics Company, Ltd.	42,211,629
4,937,000	Toshiba Corp.	19,567,205
		61,778,834

Shares or Principal Amount		Value
Electronic Components - Miscellaneous - 0.5%
951,198	Hon Hai Precision Industry Company, Ltd.	$4,948,256
Electronic Components - Semiconductors - 2.6%
10,467,457	ARM Holdings PLC	21,149,014
6,927,000	Chartered Semiconductor Manufacturing, Ltd.*	5,420,223
		26,569,237
Finance - Investment Bankers/Brokers - 1.0%
1,147,000	Mitsubishi Securities Company, Ltd.	10,098,206
Finance - Mortgage Loan Banker - 2.1%
1,044,210	Housing Development Finance Corporation, Ltd.	21,209,411
Gambling-Non Hotel - 1.0%
352,450	OPAP S.A.	10,178,155
Insurance Brokers - 1.7%
526,845	Willis Group Holdings, Ltd.	17,238,368
Internet Connectivity Services - 0.8%
236,765	NDS Group PLC (ADR)*,#	7,889,010
Internet Gambling - 0.7%
2,891,713	IG Group Holdings PLC*	7,563,346
Internet Security - 1.3%
669,112	Check Point Software Technologies, Ltd. (U.S. Shares)*,#	13,248,418
Investment Companies - 1.0%
2,247,920	SM Investments Corp.	10,249,146
Machinery - Construction and Mining - 1.0%
1,318,000	Komatsu, Ltd.	10,177,375
Medical - Drugs - 2.8%
95,003	Roche Holding A.G.	11,980,777
206,088	Sanofi-Aventis	16,871,441
		28,852,218
Metal - Aluminum - 0.3%
1,027,800	National Aluminum Company, Ltd.	3,301,773
Metal - Diversified - 1.1%
292,976	Inco, Ltd.	11,039,225
Miscellaneous Manufacturing - 0.8%
4,625,668	FKI PLC	8,029,024
Motion Pictures and Services - 0.5%
325,800	Toho Company, Ltd.	4,680,266
Oil - Field Services - 1.7%
381,488	Technip S.A.#	17,737,092
Oil Companies - Exploration and Production - 2.3%
174,074	Niko Resources, Ltd.	8,199,158
253,039	Oil and Natural Gas Corporation, Ltd.	5,940,345
460,440	Western Oil Sands, Inc. - Class A*	8,943,393
		23,082,896
Oil Companies - Integrated - 3.2%
478,280	Lukoil (ADR)	17,542,688
324,770	Suncor Energy, Inc.	15,358,163
		32,900,851
Paper and Related Products - 3.2%
477,790	Aracruz Celulose S.A. (ADR)#	16,603,202
553,900	Suzano Bahia Sul Papel e Celulose S.A.	2,303,464
704,100	UPM - Kymmene Oyj	13,497,589
		32,404,255

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen International Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Petrochemicals - 8.8%
723,611	Indian Petrochemicals Corp.	$2,857,717
823,130	LG Petrochemical Company, Ltd.	20,057,859
4,528,134	Reliance Industries, Ltd.	66,854,553
		89,770,129
Power Converters and Power Supply Equipment - 1.0%
486,106	Bharat Heavy Electricals, Ltd.	9,668,089
Property and Casualty Insurance - 0.9%
709	Millea Holdings, Inc.	9,550,112
Real Estate Management/Services - 0.7%
695,000	Mitsubishi Estate Company, Ltd.	7,606,737
Real Estate Operating/Development - 4.2%
5,782,000	Hang Lung Properties, Ltd.	8,496,318
1,732	NTT Urban Development Corp.	7,077,730
1,229,515	Sumitomo Realty & Development Company, Ltd.	13,699,870
1,335,000	Sun Hung Kai Properties, Ltd.	13,133,747
		42,407,665
Retail - Convenience Stores - 0.1%
5,352,700	C.P. 7-Eleven Public Company, Ltd.ºº,§	731,691
Retail - Miscellaneous/Diversified - 0.7%
218,000	Ito-Yokado Company, Ltd.	7,191,026
Semiconductor Components/Integrated Circuits - 2.0%
11,415,766	Taiwan Semiconductor Manufacturing Company, Ltd.	19,825,979
Semiconductor Equipment - 3.0%
1,925,667	ASML Holding N.V.*	30,101,136
Soap and Cleaning Preparations - 1.1%
3,088,487	Hindustan Lever, Ltd.	11,608,974
Storage and Warehousing - 0.5%
888,000	Sumitomo Warehouse Company, Ltd.	4,792,873
Telecommunication Services - 1.8%
676,305	Amdocs, Ltd. (U.S. Shares)*	17,874,741
Television - 2.0%
2,203,743	British Sky Broadcasting Group PLC	20,766,043
Tobacco - 1.5%
104,013	ITC, Ltd.	3,946,837
832	Japan Tobacco, Inc.	11,090,369
		15,037,206
Transportation - Railroad - 1.7%
575,300	All America Latina Logistica	17,139,377
Total Common Stock (cost $769,773,538)		1,001,189,757
Other Securities - 2.6%
26,170,166	State Street Navigator Securities Lending Prime Portfolio† (cost $26,170,166)	26,170,166

Shares or Principal Amount		Value
Repurchase Agreement - 1.3%
$13,100,000	Banc of America Securities LLC, 3.4575% dated 6/30/05, maturing 7/1/05 to be repurchased at $13,101,258 collateralized by $79,486,259 in U.S. Government Agencies 0% - 16.239%, 6/15/18 - 7/25/35 with a value of $13,362,000 (cost $13,100,000)	$13,100,000
Total Investments (total cost $809,043,704) – 102.4%		1,040,459,923
Liabilities, net of Cash, Receivables and Other Assets – (2.4)%		(23,937,663)
Net Assets – 100%		$1,016,522,260

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$33,444,386	3.2%
Brazil	103,038,982	9.9%
Canada	43,539,939	4.2%
Finland	13,497,589	1.3%
France	88,309,156	8.5%
Greece	10,178,155	1.0%
Hong Kong	21,630,065	2.1%
India	150,549,585	14.5%
Ireland	7,573,517	0.7%
Israel	13,248,418	1.3%
Japan	163,668,844	15.7%
Mexico	19,695,321	1.9%
Netherlands	30,101,136	2.9%
Philippines	10,249,146	1.0%
Russia	17,542,688	1.7%
Singapore	5,420,223	0.5%
South Korea	89,387,586	8.6%
Switzerland	30,355,510	2.9%
Taiwan	24,774,235	2.4%
Thailand	11,976,204	1.1%
United Kingdom	113,009,072	10.8%
United States††	39,270,166	3.8%
Total	$1,040,459,923	100.0%

††Includes Short-Term Securities and Other Securities (0.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen International Growth Portfolio
Assets:
Investments at cost(1)	$809,044
Investments at value(1)	$1,040,460
Cash	1,090
Cash denominated in foreign currencies (cost $878)	875
Receivables:
Investments sold	–
Portfolio shares sold	175
Dividends	2,643
Interest	38
Other assets	2
Total Assets	1,045,283
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	26,170
Investments purchased	93
Portfolio shares repurchased	1,043
Dividends	–
Advisory fees	534
Transfer agent fees and expenses	2
Distribution fees - Service Shares	100
Distribution fees - Service II Shares	16
Non-interested Trustees' fees and expenses	4
Foreign tax liability	710
Accrued expenses	89
Total Liabilities	28,761
Net Assets	$1,016,522
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,320,669
Undistributed net investment income/(loss)*	1,996
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(536,889)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	230,746	(2)
Total Net Assets	$1,016,522
Net Assets - Institutional Shares	$450,082
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,342
Net Asset Value Per Share	$27.54
Net Assets - Service Shares	$490,645
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,981
Net Asset Value Per Share	$27.29
Net Assets - Service II Shares	$75,795
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,760
Net Asset Value Per Share	$27.46

*See Note 3 in Notes to Financial Statements.

(1) Investments at cost and value include $25,304,434 of securities loaned for Janus Aspen International Growth Portfolio (Note 1).

(2) Net of foreign taxes on investments of $710,310 for Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 7

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen International Growth Portfolio
Investment Income:
Interest	$137
Securities lending income	204
Dividends	13,655
Foreign tax withheld	(1,368)
Total Investment Income	12,628
Expenses:
Advisory fees	3,245
Transfer agent fees and expenses	4
Registration fees	5
Custodian fees	131
Professional fees	13
Non-interested Trustees' fees and expenses	13
Distribution fees - Service Shares	606
Distribution fees - Service II Shares	93
Other expenses	95
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	4,205
Expense and Fee Offsets	(11)
Net Expenses	4,194
Net Investment Income/(Loss)	8,434
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	60,236
Net realized gain/(loss) from foreign currency transactions	(43)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(48,570	)(1)
Net Realized and Unrealized Gain/(Loss) on Investments	11,623
Net Increase/(Decrease) in Net Assets Resulting from Operations	$20,057

(1)  Net of foreign taxes on investments of $710,310 for Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$8.434	$9,712
Net realized gain/(loss) from investment and foreign currency transactions	60,193	148,898
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(48,570)	20,273
Payment from affiliate (Note 2)	–	111
Net Increase/(Decrease) in Net Assets Resulting from Operations	20,057	178,994
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(3,659)	(4,667)
Service Shares	(3,513)	(3,863)
Service II Shares	(540)	(559)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(7,712)	(9,089)
Capital Share Transactions:
Shares sold
Institutional Shares	30,643	119,751
Service Shares	33,955	126,294
Service II Shares	9,511	13,471
Redemption fees
Service II Shares	4	24
Reinvested dividends and distributions
Institutional Shares	3,659	4,668
Service Shares	3,513	3,863
Service II Shares	540	559
Shares repurchased
Institutional Shares	(54,916)	(381,164)
Service Shares	(51,498)	(165,376)
Service II Shares	(7,218)	(12,100)
Net Increase/(Decrease) from Capital Share Transactions	(31,807)	(290,010)
Net Increase/(Decrease) in Net Assets	(19,462)	(120,105)
Net Assets:
Beginning of period	1,035,984	1,156,089
End of period	$1,016,522	$1,035,984
Undistributed net investment income/(loss)*	$1,996	$1,274

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Financial Highlights

Institutional Shares
For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen International Growth Portfolio
and through each fiscal year ended December 31	2005	2004		2003(1)	2002	2001	2000
Net Asset Value, Beginning of Period	$27.19	$23.06		$17.30	$23.47	$30.90	$38.67
Income from Investment Operations:
Net investment income/(loss)	.26	.30		.24	.18	.26	.62
Net gain/(loss) on securities (both realized and unrealized)	.32	4.05		5.75	(6.17)	(7.43)	(6.51)
Total from Investment Operations	.58	4.35		5.99	(5.99)	(7.17)	(5.89)
Less Distributions and Other:
Dividends (from net investment income)*	(.23)	(.22)		(.23)	(.18)	(.26)	(.63)
Distributions (from capital gains)*	–	–		–	–	–	(.91)
Payment from affiliate	–	–	(2)	–	–	–
Tax return of capital*	–	–		–	–	–	(.34)
Total Distributions and Other	(.23)	(.22)		(.23)	(.18)	(.26)	(1.88)
Net Asset Value, End of Period	$27.54	$27.19		$23.06	$17.30	$23.47	$30.90
Total Return**	2.11%	18.99	%(3)	34.91%	(25.58)%	(23.23)%	(15.94)%
Net Assets, End of Period (in thousands)	$450,082	$465,055		$637,918	$598,972	$869,983	$1,158,666
Average Net Assets for the Period (in thousands)	$458,336	$556,677		$595,791	$736,907	$962,343	$1,214,163
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.69%	0.69%		0.76%	0.74%	0.71%	0.71%
Ratio of Net Expenses to Average Net Assets***(5)	0.69%	0.68%		0.76%	0.74%	0.71%	0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.80%	1.02%		1.26%	0.90%	0.95%	1.88%
Portfolio Turnover Rate***	39%	65%		123%	74%	65%	67%
Service Shares
For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen International Growth Portfolio
and through each fiscal year ended December 31	2005	2004		2003(1)	2002	2001	2000
Net Asset Value, Beginning of Period	$26.94	$22.89		$17.18	$23.30	$30.64	$38.29
Income from Investment Operations:
Net investment income/(loss)	.21	.20		.18	.13	.18	.46
Net gain/(loss) on securities (both realized and unrealized)	.34	4.05		5.71	(6.12)	(7.35)	(6.39)
Total from Investment Operations	.55	4.25		5.89	(5.99)	(7.17)	(5.93)
Less Distributions and Other:
Dividends (from net investment income)*	(.20)	(.20)		(.18)	(.13)	(.17)	(.47)
Distributions (from capital gains)*	–	–		–	–	–	(.91)
Payment from affiliate	–	–	(2)	–	–	–
Tax return of capital*	–	–		–	–	–	(.34)
Total Distributions and Other	(.20)	(.20)		(.18)	(.13)	(.17)	(1.72)
Net Asset Value, End of Period	$27.29	$26.94		$22.89	$17.18	$23.30	$30.64
Total Return**	2.03%	18.69	%(3)	34.53%	(25.76)%	(23.43)%	(16.14)%
Net Assets, End of Period (in thousands)	$490,645	$498,735		$457,965	$380,620	$541,803	$497,212
Average Net Assets for the Period (in thousands)	$488,782	$457,088		$391,922	$477,995	$522,001	$269,680
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.94%	0.94%		1.01%	0.99%	0.96%	0.96%
Ratio of Net Expenses to Average Net Assets***(5)	0.94%	0.93%		1.01%	0.99%	0.96%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.55%	0.77%		0.99%	0.67%	0.68%	1.85%
Portfolio Turnover Rate***	39%	65%		123%	74%	65%	67%

  *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain amounts have been restated. (See Note 6 in Notes to Financial Statements).

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2004.

(3)  During the fiscal year ended December 31, 2004, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Financial Highlights (continued)

Service II Shares
For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen International Growth Portfolio
and through each fiscal year ended December 31	2005	2004		2003	2002(1)
Net Asset Value, Beginning of Period	$27.11	$23.02		$17.27	$23.24
Income from Investment Operations:
Net investment income/(loss)	.21	.20		.17	.04
Net gain/(loss) on securities (both realized and unrealized)	.34	4.08		5.75	(6.01)
Total from Investment Operations	.55	4.28		5.92	(5.97)
Distributions and Other:
Dividends (from net investment income)*	(.20)	(.20)		(.18)	(.04)
Distributions (from capital gains)*	–	–		–	–
Redemption fees*	– (2)	.01		.01	.04
Payment from affiliate	–	–	(3)	–	–
Total Distributions and Other	(.20)	(.19)		(.17)	–
Net Asset Value, End of Period	$27.46	$27.11		$23.02	$17.27
Total Return**	2.02%	18.75	%(4)	34.55%	(25.51)%
Net Assets, End of Period (in thousands)	$75,795	$72,194		$60,206	$35,742
Average Net Assets for the Period (in thousands)	$75,242	$63,943		$47,299	$15,892
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.94%	0.94%		1.01%	1.01%
Ratio of Net Expenses to Average Net Assets***(6)	0.94%	0.93%		1.01%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.58%	0.79%		0.98%	0.47%
Portfolio Turnover Rate***	39%	65%		123%	74%

  *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain amounts have been reclassified from the original presentation to conform to current year presentation.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the period ended June 30, 2005.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2004.

(4)  During the fiscal year ended December 31, 2004, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%

(6)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 11

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity International Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index which are categorized as growth securities.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East.

ADR	American Depositary Receipt

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  ß  Security is illiquid.

  #  Loaned Security, a portion or all of the security is on loan at June 30, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of June 30, 2005)

	Value	Value as % of Net Assets
Janus Aspen International Growth Portfolio
C.P. 7-Eleven Public Company, LTD.	$731,691	0.1%
TI Automotive, Ltd.	–	0.0%
	$731,691	0.1%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Aspen International Growth Portfolio
C.P. 7-Eleven Public Company, LTD.ºº	1/26/04 - 3/17/04	$811,266	$731,691	0.1%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2005. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen International Growth Portfolio	$26,170,166

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen International Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the lending agent that

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2005
Janus Aspen International Growth Portfolio	$25,304,434

As of June 30, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2005
Janus Aspen International Growth Portfolio	$26,170,166

As of June 30, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included in the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual

14 Janus Aspen Series June 30, 2005

distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolio in connection with the distribution of Service and Service II Shares at an annual rate of up to 0.25% of Service and Service II Shares' average daily net assets.

A 1.00% redemption fee may be imposed on shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $3,871 for the six-month period ended June 30, 2005.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2004, the Portfolio incurred "Post-October" losses of $171,271 during the period from November 1, 2004 through December 31, 2004. These losses will be deferred for tax purposes and recognized in 2005.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryover.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Loss
Janus Aspen International Growth Portfolio(1)	$(86,865)	$(250,049,588)	$(297,195,239)	$(41,867,556)	$(589,199,248)

(1)  Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen International Growth Portfolio	$148,538,805

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen International Growth Portfolio	$816,925,785	$239,865,607	$(16,331,469)	$223,534,138

16 Janus Aspen Series June 30, 2005

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,122	4,982
Reinvested dividends and distributions	133	196
Shares repurchased	(2,019)	(15,740)
Net Increase/(Decrease) in Capital Share Transactions	(764)	(10,562)
Shares Outstanding, Beginning of Period	17,106	27,668
Shares Outstanding, End of Period	16,342	17,106
Transactions in Portfolio Shares – Service Shares
Shares sold	1,250	5,256
Reinvested dividends and distributions	128	160
Shares repurchased	(1,909)	(6,913)
Net Increase/(Decrease) in Capital Share Transactions	(531)	(1,497)
Shares Outstanding, Beginning of Period	18,512	20,009
Shares Outstanding, End of Period	17,981	18,512
Transactions in Portfolio Shares – Service II Shares
Shares sold	345	546
Reinvested dividends and distributions	20	23
Shares repurchased	(268)	(521))
Net Increase/(Decrease) in Capital Share Transactions	97	48
Shares Outstanding, Beginning of Period	2,663	2,615
Shares Outstanding, End of Period	2,760	2,663

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen International Growth Portfolio	$194,974,792	$230,985,323	$–	$–

6. RESTATEMENT

Janus Aspen International Growth Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

	As Previously Reported	Adjustment	As Restated
Institutional Shares
Net investment income/(loss) per share	$0.34	$(0.10)	$0.24
Net gain/(loss) on securities (both realized and unrealized) per share	$5.65	$0.10	$5.75
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.74%	(0.48)%	1.26%
Service Shares
Net investment income/(loss) per share	$0.25	$(0.07)	$0.18
Net gain/(loss) on securities (both realized and unrealized) per share	$5.64	$0.07	$5.71
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.37%	(0.38)%	0.99%

Janus Aspen Series June 30, 2005 17

Notes to Financial Statements (unaudited) (continued)

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

18 Janus Aspen Series June 30, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD LANGUAGE TO COME.

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that

Janus Aspen Series June 30, 2005 19

Additional Information (unaudited) (continued)

the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

20 Janus Aspen Series June 30, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

Janus Aspen Series June 30, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

22 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 23

Notes

24 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (08/05)

C-0805-112  109-24-707 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Large Cap Growth Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Additional Information	19

Explanations of Charts, Tables and Financial Statements	22

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Large Cap Growth Portfolio (unaudited)

Performance Overview

During the six-month period ended June 30, 2005, Janus Aspen Large Cap Growth Portfolio – Institutional and Service Shares declined 2.25% and 2.33%, respectively, slightly trailing its primary benchmark, the Russell 1000® Growth Index, which slipped 1.72%. The Portfolio's secondary benchmark, the S&P 500® Index, declined 0.81%. Investor sentiment shifted frequently during the period, hinging upon developments in oil prices, the bond markets and a flow of economic data that proved uninspiring.

The Portfolio's underperformance may be traced in part to weak returns in the media sector, where select stock picks exacerbated a general slump, and in the semiconductor-related space, where short-term weakness among the Portfolio's holdings weighed on returns. Conversely, effective stock picking boosted the Portfolio's position in the technology hardware and equipment sector, as well as the food and staples retailing space.

Strategy in This Environment

Over the past six months, the market frequently moved in reaction to macro developments such as surging oil prices and rising short-term interest rates. Meanwhile, we continued to perform in-depth, bottom-up research in pursuit of leading growth companies we believe are taking market share from their peers and investing or deploying their profits wisely. We also took measures to reduce the Portfolio's risk profile by further diversifying assets across holdings – a strategy that helped during fits of volatility. Additionally, we continued to invest in new ideas that represent our expanded analyst team's best ideas. Ultimately, we're striving for improved performance – a trend that we will be working to uphold as the year continues.

Portfolio Composition

As of June 30, 2005, the Portfolio had 100.6% of its total net assets invested in equities, with foreign stocks accounting for 18.6% of our equity stake. The Portfolio's 10 largest equity holdings represented 33.3% of its total net assets.

Detractors Included Media, Semiconductor, Internet and Conglomerate Holdings

In terms of specific names that hampered returns, two consumer discretionary holdings from the media space – Comcast and Time Warner – both disappointed. Early this year, these two media giants announced their plans to purchase cable provider Adelphia Communications (not a Portfolio holding). While we believe this purchase will prove beneficial to both companies over the long term, the market's initial reaction to the news has been negative, with some investors questioning the acquisition price. As a result, the stock price of Comcast and Time Warner declined. Nevertheless, we remain confident in their growth potential as the nation's largest cable provider and media conglomerate, respectively.

Also hampering gains were semiconductor manufacturers Maxim Integrated Products and Linear Technology, despite their low valuations and long-term potential for growth. Although I've trimmed our positions in both, Maxim and Linear have been defensible franchises that generate solid cash flow, which both are using to repurchase stock and increase dividend payouts. As such, I'm content for now to hold on to these two stocks while waiting for the technology spending environment to improve.

Portfolio Snapshot

This portfolio invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the portfolio is invested in small and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.

Blaine Rollins

portfolio manager

Top 10 Equity Holdings - (% of Net Assets)

	June 30, 2005	December 31, 2004
Comcast Corp. - Special Class A	5.2%	6.7%
Cisco Systems, Inc.	5.2%	4.7%
Time Warner, Inc.	3.5%	6.7%
Walgreen Co.	3.4%	2.7%
Maxim Integrated Products, Inc.	3.2%	5.5%
Boeing Co.	2.9%	1.3%
Procter & Gamble Co.	2.7%	1.3%
Linear Technology Corp.	2.5%	4.1%
Lockheed Martin Corp.	2.4%	1.5%
Tyco International, Ltd. (U.S. Shares)	2.3%	2.7%

2 Janus Aspen Series June 30, 2005

(unaudited)

Another detractor was online auction house eBay, which, in a sense, was a victim of its own 2004 success. The company's earnings and accomplishments were so stellar last year that it's been difficult to match investors' expectations in 2005. However, we believe eBay's business model, which it enhanced with the acquisition of online comparison shopping company Shopping.com, is still sound and therefore we maintained a modest position in the company.

Lowered expectations held back conglomerate Tyco International. Although we had expected Tyco to provide a certain degree of downside protection given its diversified business lines – which include healthcare, fire and security, plastics, engineered products, and electronics – higher material costs deflated margins. We'll continue to monitor developments, which may include the sale of the company's plastics and adhesives business.

Health Care, Aerospace and Defense and Technology Positions Outperformed

Our strongest contribution during the semiannual period came from a pair of health care related names: drugstore chain Walgreen and specialty pharmaceutical concern Alcon. Classified as a retail stock but in many ways a health care play, Walgreen benefited from an increase in prescriptions – a byproduct of the aging baby boomer demographic. Alcon, which specializes in eye-care products, rose due to its excellent pipeline of lens and drug products. It also received conditional approval from the Food and Drug Administration for its Retaane drug, an investigational compound developed to treat age-related macular degeneration, a condition that can lead to blindness.

Adding to gains was aviation giant Boeing, a leading manufacturer of airplanes and related technology for the private and defense sectors. Although some investors were distracted earlier this year by negative press regarding a competitor's new double-decker plane and issues surrounding senior management, we stayed focused on the fundamentals – namely, orders for Boeing's 737 and 777 models, new business wins for producing the 787, and improving margins within all three of the company's main divisions. Our confidence was rewarded with strong recovery in Boeing's stock price, including a jump on the final day of the period following the company's naming of highly regarded James McNerney, who turned around 3M, as CEO.

Another defense industry leader, Lockheed Martin, benefited from the continued spending on defense and homeland security and from an improvement in defense stock valuations. Elsewhere, a specialized technology name, glassworks company Corning, boosted returns amid projections that rising demand for its liquid crystal display (LCD) screens would generate 50% growth in the key LCD division's unit sales by year end.

Investment Strategy and Outlook

In general, we remain optimistic about the opportunities for growth investors going forward. Although large-cap growth stocks have been out of favor recently, we feel that this trend could reverse itself in the months ahead. Investors' appetite for companies building their top-line growth and/or returning cash back to shareholders appears to be increasing – a development in-tune with our approach.

At the same time, we feel valuations for many high-quality names are at attractive levels, and at some point we believe we'll see an increase in companies' spending on new and better technology. In addition, we're confident that investors will be looking to redistribute assets into the fundamentally strong companies that we favor.

Thank you for your investment in Janus Aspen Large Cap Growth Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Large Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	(2.25)%	(0.04)%	(8.95)%	7.52%	8.09%
Janus Aspen Large Cap Growth Portfolio - Service Shares	(2.33)%	(0.22)%	(9.17)%	7.24%	7.78%
Russell 1000® Growth Index	(1.72)%	1.68%	(10.36)%	7.40%	8.54%
S&P 500® Index	(0.81)%	6.32%	(2.37)%	9.94%	10.35%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Multi- Cap Growth Funds	N/A	145/168	52/90	23/42	15/28

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date - September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$977.50	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36
Expense Example – Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$976.70	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61

*Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Effective May 1, 2005, Janus Aspen Growth Portfolio changed its name to Janus Aspen Large Cap Growth Portfolio and added to its investment policy to state that at least 80% of its net assets will be invested in large sized companies.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2005 the Portfolio changed its primary benchmark from the S&P 500 Index to the Russell 1000 Growth Index. The new primary benchmark will provide a more appropriate comparison to the Portfolio's investment style. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio will retain the S&P 500 Index as a secondary index.

4 Janus Aspen Series June 30, 2005

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 100.6%
Advertising Sales - 0.1%
16,869	Lamar Advertising Co.*,#	$721,487
Aerospace and Defense - 6.2%
504,187	BAE Systems PLC**	2,580,686
393,454	Boeing Co.	25,967,963
51,000	General Dynamics Corp.	5,586,540
343,910	Lockheed Martin Corp.	22,309,442
		56,444,631
Agricultural Operations - 0.2%
26,850	Monsanto Co.	1,688,060
Airlines - 0.1%
54,050	JetBlue Airways Corp.*,#	1,104,782
Apparel Manufacturers - 1.1%
812,565	Burberry Group PLC**	5,848,876
110,130	Coach, Inc.*	3,697,064
		9,545,940
Applications Software - 0.1%
54,020	Citrix Systems, Inc.*,#	1,170,073
Athletic Footwear - 1.0%
105,037	NIKE, Inc. - Class B	9,096,204
Audio and Video Products - 0.4%
112,067	Sony Corp. (ADR)**,#	3,859,587
Automotive - Cars and Light Trucks - 0.3%
58,017	BMW A.G.**	2,647,984
Automotive - Truck Parts and Equipment - Original - 0.4%
71,889	Autoliv, Inc.	3,148,738
Beverages - Non-Alcoholic - 0.6%
99,761	PepsiCo, Inc.	5,380,111
Beverages - Wine and Spirits - 0.5%
79,834	Diageo PLC (ADR)**,#	4,734,156
Building - Residential and Commercial - 2.1%
161,921	D.R. Horton, Inc.	6,089,849
6,048	NVR, Inc.*,#	4,898,880
91,552	Pulte Homes, Inc.	7,713,256
		18,701,985
Building and Construction Products - Miscellaneous - 0.9%
265,908	Masco Corp.	8,445,238
Cable Television - 5.2%
1,575,792	Comcast Corp. - Special Class A*	47,194,970
Casino Hotels - 0.6%
70,225	Harrah's Entertainment, Inc.	5,061,116
Chemicals - Diversified - 0.4%
133,141	Lyondell Chemical Co.	3,517,585
Chemicals - Specialty - 0.1%
59,123	Syngenta A.G. (ADR)*,**	1,205,518
Commercial Banks - 0.5%
55,098	UBS A.G. (ADR)**,#	4,289,379
Commercial Services - 0.1%
15,450	Iron Mountain, Inc.*	479,259
Commercial Services - Finance - 0.7%
181,661	Paychex, Inc.#	5,911,249

Shares or Principal Amount		Value
Computers - 1.8%
117,805	Dell, Inc.*	$4,654,476
162,827	Research In Motion, Ltd. (U.S. Shares)*	12,008,491
		16,662,967
Computers - Memory Devices - 0.7%
474,825	EMC Corp.*	6,509,851
Containers - Metal and Glass - 0.4%
106,691	Ball Corp.	3,836,608
Cosmetics and Toiletries - 2.7%
466,651	Procter & Gamble Co.	24,615,840
Cruise Lines - 1.1%
186,761	Carnival Corp. (U.S. Shares)	10,187,813
Data Processing and Management - 0.7%
87,700	First Data Corp.	3,520,278
69,550	NAVTEQ Corp.*,#	2,585,869
		6,106,147
Dental Supplies and Equipment - 0.7%
149,014	Patterson Companies, Inc.*,#	6,717,551
Distribution/Wholesale - 0.4%
539,002	Esprit Holdings, Ltd.	3,879,670
Diversified Financial Services - 0.4%
67,495	Morgan Stanley Co.*	3,541,463
Diversified Minerals - 1.3%
411,820	Companhia Vale do Rio Doce (ADR)	12,058,090
Diversified Operations - 5.1%
238,490	General Electric Co.	8,263,679
272,284	Honeywell International, Inc.	9,973,763
69,661	Pentair, Inc.#	2,982,187
264,760	Smiths Group PLC**	4,353,547
720,731	Tyco International, Ltd. (U.S. Shares)	21,045,345
		46,618,521
Diversified Operations-Commercial Services - 0.2%
78,143	ARAMARK Corp.- Class B	2,062,975
E-Commerce/Services - 1.2%
180,840	eBay, Inc.*	5,969,529
213,224	IAC/InterActiveCorp*,#	5,128,037
		11,097,566
Electric - Generation - 0.3%
165,612	AES Corp.*	2,712,725
Electronic Components - Miscellaneous - 0.7%
262,092	Koninklijke (Royal) Philips Electronics N.V. (U.S. Shares)**	6,602,097
Electronic Components - Semiconductors - 2.0%
383,734	Intel Corp.	10,000,108
288,935	Texas Instruments, Inc.	8,110,405
		18,110,513
Electronic Forms - 0.5%
170,247	Adobe Systems, Inc.	4,872,469
Enterprise Software/Services - 1.0%
283,720	Oracle Corp.*	3,745,104
118,825	SAP A.G. (ADR)**,#	5,145,123
		8,890,227
Entertainment Software - 0.6%
88,055	Electronic Arts, Inc.*	4,984,794

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 1.1%
118,885	Citigroup, Inc.	$5,496,053
75,192	Merrill Lynch & Company, Inc.	4,136,312
		9,632,365
Financial Guarantee Insurance - 0.6%
95,969	MBIA, Inc.#	5,691,921
Food - Confectionary - 0.3%
43,268	Wm. Wrigley Jr. Co.	2,978,569
Food - Retail - 1.0%
77,534	Whole Foods Market, Inc.	9,172,272
Food - Wholesale/Distribution - 0.3%
72,372	Sysco Corp.#	2,619,143
Investment Management and Advisory Services - 0.3%
40,485	T. Rowe Price Group, Inc.	2,534,361
Medical - Biomedical and Genetic - 1.6%
111,950	Amgen, Inc.*	6,768,497
89,468	Celgene Corp.*	3,647,610
56,200	Genentech, Inc.*	4,511,736
		14,927,843
Medical - Drugs - 2.6%
323,946	Eli Lilly and Co.	18,047,031
93,936	Sanofi-Aventis (ADR)**	3,850,437
42,668	Wyeth	1,898,726
		23,796,194
Medical - Generic Drugs - 0.6%
176,954	Teva Pharmaceutical Industries, Ltd. (ADR)#	5,510,348
Medical - HMO - 2.1%
80,660	Conventry Health Care, Inc.*	5,706,695
262,598	UnitedHealth Group, Inc.	13,691,860
		19,398,555
Medical - Hospitals - 1.0%
158,305	HCA, Inc.#	8,971,144
Medical Instruments - 0.7%
86,668	Medtronic, Inc.	4,488,536
47,721	St. Jude Medical, Inc.*	2,081,113
		6,569,649
Medical Products - 1.6%
62,332	Johnson & Johnson	4,051,580
106,443	Stryker Corp.#	5,062,428
20,435	Synthes, Inc.	2,239,366
85,141	Varian Medical Systems, Inc.*	3,178,314
		14,531,688
Metal - Diversified - 0.3%
68,815	Inco, Ltd. (U.S. Shares)	2,597,766
Metal Processors and Fabricators - 0.6%
70,330	Precision Castparts Corp.	5,478,707
Motorcycle and Motor Scooter Manufacturing - 0.5%
91,321	Harley-Davidson, Inc.#	4,529,522
Multimedia - 3.5%
1,913,181	Time Warner, Inc.*	31,969,255
Networking Products - 6.0%
2,452,682	Cisco Systems, Inc.*	46,870,753
322,190	Juniper Networks, Inc.*	8,112,744
		54,983,497

Shares or Principal Amount		Value
Oil - Field Services - 1.8%
102,735	Halliburton Co.	$4,912,788
145,301	Schlumberger, Ltd. (U.S. Shares)**	11,034,158
		15,946,946
Oil and Gas Drilling - 0.6%
100,769	Transocean, Inc.*	5,438,503
Oil Companies - Exploration and Production - 1.8%
142,754	Apache Corp.	9,221,908
120,750	EOG Resources, Inc.	6,858,600
		16,080,508
Oil Companies - Integrated - 1.9%
35,590	Amerada Hess Corp.	3,790,691
171,964	Exxon Mobil Corp.	9,882,771
68,317	Suncor Energy, Inc. (U.S. Shares)	3,232,760
		16,906,222
Optical Supplies - 1.8%
149,108	Alcon, Inc. (U.S. Shares)**	16,304,960
Pharmacy Services - 1.6%
325,651	Caremark Rx, Inc.*	14,497,983
Property and Casualty Insurance - 0.5%
130,860	W. R. Berkley Corp.	4,669,085
Retail - Apparel and Shoe - 0.5%
72,582	Abercrombie & Fitch Co. - Class A	4,986,383
Retail - Building Products - 1.4%
217,824	Lowe's Companies, Inc.	12,681,713
Retail - Consumer Electronics - 0.9%
124,380	Best Buy Company, Inc.#	8,526,249
Retail - Discount - 0.3%
53,152	Costco Wholesale Corp.	2,382,273
Retail - Drug Store - 3.4%
678,561	Walgreen Co.	31,207,020
Retail - Major Department Stores - 0.7%
113,119	J.C. Penney Company, Inc.	5,947,797
Retail - Office Supplies - 0.7%
283,933	Staples, Inc.	6,053,452
Semiconductor Components/Integrated Circuits - 5.7%
620,631	Linear Technology Corp.	22,770,951
762,595	Maxim Integrated Products, Inc.	29,138,755
		51,909,706
Soap and Cleaning Preparations - 0.7%
217,144	Reckitt Benckiser PLC**	6,379,376
Telecommunication Equipment - Fiber Optics - 1.5%
832,213	Corning, Inc.*	13,831,380
Television - 1.8%
340,173	British Sky Broadcasting Group PLC**	3,205,477
476,016	Univision Communications, Inc. - Class A*,#	13,114,241
		16,319,718
Therapeutics - 0.7%
144,393	Gilead Sciences, Inc.*	6,351,848
Transportation - Services - 1.2%
163,967	United Parcel Service, Inc. - Class B	11,339,958

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Web Portals/Internet Service Providers - 1.7%
439,409	Yahoo!, Inc.*	$15,225,522
Wireless Equipment - 1.3%
714,767	Nokia Oyj (ADR)**	11,893,723
Total Common Stock (cost $746,393,539)		915,189,063
Other Securities - 5.3%
48,578,925	State Street Navigator Securities Lending Prime Portfolio† (cost $48,578,925)	48,578,925
Repurchase Agreement - 0.6%
$5,200,000	Banc of America Securities LLC, 3.4575% dated 6/30/05, maturing 7/1/05 to be repurchased at $5,200,499 collateralized by $31,551,797 in U.S. Government Agencies; 0% - 16.239%, 6/15/18 - 7/25/35; with a value of $5,304,000 (cost $5,200,000)	5,200,000
Total Investments (total cost $800,172,464) – 106.5%		968,967,988
Liabilities, net of Cash, Receivables and Other Assets - (6.5)%		(59,046,564)
Net Assets - 100%		$909,921,424

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$24,925,015	2.6%
Brazil	12,058,090	1.2%
Canada	17,839,017	1.8%
Cayman Islands	5,438,503	0.6%
Finland	11,893,723	1.2%
France	3,850,437	0.4%
Germany	7,793,107	0.8%
Israel	5,510,348	0.6%
Japan	3,859,587	0.4%
Netherlands	17,636,255	1.8%
Panama	10,187,813	1.1%
Switzerland	21,799,857	2.2%
United Kingdom	27,102,118	2.8%
United States††	799,074,118	82.5%
Total	$968,967,988	100.0%

††Includes Short-Term Securities and Other Securities (76.9% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 7/15/05	600,000	$1,074,330	$54,810
British Pound 8/19/05	1,800,000	3,219,348	151,975
British Pound 12/2/05	5,375,000	9,595,010	217,590
Euro 7/15/05	8,250,000	9,988,712	374,956
Euro 9/9/05	900,000	1,092,145	95,495
Japanese Yen 7/15/05	45,000,000	406,356	15,664
Japanese Yen 9/9/05	177,000,000	1,607,217	106,107
Swiss Franc 7/15/05	1,100,000	859,291	56,908
Swiss Franc 8/19/05	1,475,000	1,155,346	77,931
Total		$28,997,755	$1,151,436

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 7

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Large Cap Growth Portfolio(1)
Assets:
Investments at cost(2)	$800,172
Investments at value(2)	$968,968
Cash	1,589
Receivables:
Investments sold	2,462
Portfolio shares sold	136
Dividends	372
Interest	8
Other assets	2
Forward currency contracts	1,151
Total Assets	974,688
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	48,579
Investments purchased	14,992
Portfolio shares repurchased	576
Dividends	–
Advisory fees	489
Transfer agent fees and expenses	1
Distribution fees – Service Shares	33
Non-interested Trustees' fees and expenses	5
Accrued expenses	92
Total Liabilities	64,767
Net Assets	$909,921
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,018,038
Undistributed net investment income/(loss)*	394
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,278,458)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	169,947
Total Net Assets	$909,921
Net Assets – Institutional Shares	$750,391
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	38,302
Net Asset Value Per Share	$19.59
Net Assets – Service Shares	$159,530
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,238
Net Asset Value Per Share	$19.37

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Growth Portfolio.

(2)  Investments at cost and value include $47,461,814 of securities loaned for Janus Aspen Large Cap Growth Portfolio (Note 1).

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Large Cap Growth Portfolio(1)
Investment Income:
Interest	$333
Securities lending income	31
Dividends	5,603
Foreign tax withheld	(236)
Total Investment Income	5,731
Expenses:
Advisory fees	3,623
Transfer agent fees and expenses	2
Registration fees	12
Custodian fees	19
Professional fees	13
Non-interested Trustees' fees and expenses	15
Distribution fees – Service Shares	209
Other expenses	112
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	4,005
Expense and Fee Offsets	(6)
Net Expenses	3,999
Net Investment Income/(Loss)	1,732
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	48,537 (2)
Net realized gain/(loss) from foreign currency transactions	240
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(94,127)
Net Realized and Unrealized Gain/(Loss) on Investments	(45,350)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(43,618)

(1)  Formerly named Janus Aspen Growth Portfolio.

(2)  Includes $31,876,889 of realized gains resulting from a redemption in kind during the six-month period ended June 30, 2005 for the Janus Aspen Large Cap Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Large Cap Growth Portfolio(1)
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$1,732	$1,766
Net realized gain/(loss) from investment and foreign currency transactions	48,777	45,914
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(94,127)	9,655
Net Increase/(Decrease) in Net Assets Resulting from Operations	(43,618)	57,335
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(1,502)	(1,766)
Service Shares	(148)	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(1,650)	(1,766)
Capital Share Transactions:
Shares sold
Institutional Shares	13,891	67,164
Service Shares	3,798	16,092
Reinvested dividends and distributions
Institutional Shares	1,502	1,766
Service Shares	148	–
Shares repurchased(2)
Institutional Shares	(401,537)	(606,730)
Service Shares	(22,786)	(51,105)
Net Increase/(Decrease) from Capital Share Transactions	(404,984)	(572,813)
Net Increase/(Decrease) in Net Assets	(450,252)	(517,244)
Net Assets:
Beginning of period	1,360,173	1,877,417
End of period	$909,921	$1,360,173
Undistributed net investment income/(loss)*	$394	$312

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Growth Portfolio.

(2)  During the six-month period ended June 30, 2005 and the year ended December 31, 2004, the Janus Aspen Large Cap Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $267,997,880 and $183,500,092, respectively, on the date of redemption.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Large Cap Growth Portfolio(1)
and through each fiscal year ended December 31	2005	2004	2003(2)	2002	2001	2000
Net Asset Value, Beginning of Period	$20.08	$19.23	$14.61	$19.89	$26.48	$33.65
Income from Investment Operations:
Net investment income/(loss)	.06	.04	.02	.01	.02	.05
Net gain/(loss) on securities (both realized and unrealized)	(.51)	.84	4.62	(5.29)	(6.56)	(4.59)
Total from Investment Operations	(.45)	.88	4.64	(5.28)	(6.54)	(4.54)
Less Distributions:
Dividends (from net investment income)*	(.04)	(.03)	(.02)	–	(.01)	(.06)
Distributions (from capital gains)*	–	–	–	–	(.04)	(2.57)
Total Distributions	(.04)	(.03)	(.02)	–	(.05)	(2.63)
Net Asset Value, End of Period	$19.59	$20.08	$19.23	$14.61	$19.89	$26.48
Total Return**	(2.25)%	4.57%	31.73%	(26.51)%	(24.73)%	(14.55)%
Net Assets, End of Period (in thousands)	$750,391	$1,177,145	$1,666,317	$1,484,889	$2,490,954	$3,529,807
Average Net Assets for the Period (in thousands)	$973,405	$1,462,102	$1,533,995	$1,967,021	$2,911,331	$3,734,449
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.67%	0.67%	0.67%	0.67%	0.66%	0.67%
Ratio of Net Expenses to Average Net Assets***(4)	0.67%	0.66%	0.67%	0.67%	0.66%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.34%	0.14%	0.12%	(0.08)%	0.07%	0.19%
Portfolio Turnover Rate***	84%	33%	24%	36%	48%	47%

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Large Cap Growth Portfolio(1)
and through each fiscal year ended December 31	2005	2004	2003(2)	2002	2001	2000
Net Asset Value, Beginning of Period	$19.85	$19.04	$14.48	$19.76	$26.36	$33.52
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.04)	(.03)	(.04)	(.02)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(.45)	.85	4.59	(5.24)	(6.54)	(4.58)
Total from Investment Operations	(.46)	.81	4.56	(5.28)	(6.56)	(4.59)
Less Distributions:
Dividends (from net investment income)*	(.02)	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	(.04)	(2.57)
Total Distributions	(.02)	–	–	–	(.04)	(2.57)
Net Asset Value, End of Period	$19.37	$19.85	$19.04	$14.48	$19.76	$26.36
Total Return**	(2.33)%	4.25%	31.49%	(26.72)%	(24.90)%	(14.75)%
Net Assets, End of Period (in thousands)	$159,530	$183,028	$211,100	$177,327	$237,012	$104,656
Average Net Assets for the Period (in thousands)	$168,312	$191,544	$188,994	$219,594	$160,200	$29,782
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.92%	0.92%	0.92%	0.92%	0.91%	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.92%	0.91%	0.92%	0.92%	0.91%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.10%	(0.11)%	(0.13)%	(0.33)%	(0.20)%	(0.07)%
Portfolio Turnover Rate***	84%	33%	24%	36%	48%	47%

*  See Note 3 in Notes to Financial Statements.

  **  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one year.

(1)  Formerly named Janus Aspen Growth Portfolio.

(2)  Certain amounts have been restated. (See Note 6 in Notes to Financial Statements).

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 11

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-than average growth orientation. Companies in the index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

  #  Loaned security, a portion or all of the security is on loan at June 30, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Large Cap Growth Portfolio(1)	$133,969,101

(1) Formerly named Janus Aspen Growth Portfolio.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Large Cap Growth Portfolio (formerly named Janus Aspen Growth Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the lending agent that

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2005
Janus Aspen Large Cap Growth Portfolio(1)	$47,461,814

(1)  Formerly named Janus Aspen Growth Portfolio

As of June 30, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2005
Janus Aspen Large Cap Growth Portfolio(1)	$48,578,925

(1)  Formerly named Janus Aspen Growth Portfolio

As of June 30, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included in the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the

14 Janus Aspen Series June 30, 2005

Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Share's average daily net assets.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

In 2004, the Portfolio incurred "Post-October" losses of $19,186,189 during the period from November 1, 2004 through December 31, 2004. These losses will be deferred for tax purposes and recognized in 2005.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryover.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Loss
Janus Aspen Large Cap Growth Portfolio(1)(2)	$(687,907)	$(800,326,792)	$(374,579,329)	$(128,663,564)	$(1,304,257,592)

(1)  Capital loss carryover is subject to annual limitations.

(2)  Formerly named Janus Aspen Growth Portfolio.

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Large Cap Growth Portfolio(1)	$26,011,185

(1)  Formerly named Janus Aspen Growth Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Large Cap Growth Portfolio(1)	$802,131,965	$182,645,452	$(15,809,429)	$166,836,023

(1)  Formerly named Janus Aspen Growth Portfolio.

16 Janus Aspen Series June 30, 2005

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Large Cap Growth Portfolio(1)
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	713	3,527
Reinvested dividends and distributions	76	88
Shares repurchased	(21,119)	(31,619)
Net Increase/(Decrease) in Capital Share Transactions	(20,330)	(28,004)
Shares Outstanding, Beginning of Period	58,632	86,636
Shares Outstanding, End of Period	38,302	58,632
Transactions in Portfolio Shares – Service Shares
Shares sold	197	849
Reinvested dividends and distributions	8	–
Shares repurchased	(1,188)	(2,718)
Net Increase/(Decrease) in Capital Share Transactions	(983)	(1,869)
Shares Outstanding, Beginning of Period	9,221	11,090
Shares Outstanding, End of Period	8,238	9,221

(1) Formerly named Janus Aspen Growth Portfolio.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Large Cap Growth Portfolio(1)	$462,022,012	$842,277,070	$–	$–

(1) Formerly named Janus Aspen Growth Portfolio.

6. RESTATEMENT

Janus Aspen Large Cap Growth Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

	As Previously Reported	Adjustment	As Restated
Institutional Shares
Net investment income/(loss) per share	$0.40	$(0.38)	$0.02
Net gain/(loss) on securities (both realized and unrealized) per share	$4.24	$0.38	$4.62
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.26%	(2.14)%	0.12%
Service Shares
Net investment income/(loss) per share	$0.09	$(0.12)	$(0.03)
Net gain/(loss) on securities (both realized and unrealized) per share	$4.47	$0.12	$4.59
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.55%	(0.68)%	(0.13)%

Janus Aspen Series June 30, 2005 17

Notes to Financial Statements (unaudited) (continued)

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

18 Janus Aspen Series June 30, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its

Janus Aspen Series June 30, 2005 19

Additional Information (unaudited) (continued)

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft"

20 Janus Aspen Series June 30, 2005

commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Aspen Series June 30, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

22 Janus Aspen Series June 30, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also reported.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2005 23

Notes

24 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/05)

C-0805-112  109-24-701 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Mid Cap Growth Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Additional Information	19

Explanation of Charts, Tables and Financial Statements	22

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Performance Overview

During the six months ended June 30, 2005, as midcap stocks outpaced large cap names, Janus Aspen Mid Cap Growth Portfolio – Institutional and Service Shares returned 0.46% and 0.32%, respectively. Meanwhile, the Portfolio's primary benchmark, the Russell Midcap® Growth Index, returned 1.70% and the secondary benchmark, the S&P MidCap 400 Index, returned 3.85%.

Contributing to the Portfolio's underperformance versus its primary benchmark were the meager results posted by a number of our holdings in the consumer durables and apparel industry and in the communication services and supplies sector. Bolstering the Portfolio's relative performance, however, was a smaller position than the primary Index in the technology hardware and equipment sector, which was an area of weakness in the market. Performance also benefited from a number of well-chosen stocks within the energy group.

Strategy in This Environment

Midcap stocks joined in the broader market's swings and the Portfolio generally followed suit. To cushion the moves, we adhered to a diversified strategy, spreading our investments across a broad spectrum of companies in many industries. As always, we seek to employ a consistent investment thesis that we hope will be more fully recognized by the market over time through an improving stock price. In short, we are looking for companies we believe have exciting growth opportunities, predictable revenue streams, expanding profit margins, and good control of working capital on the balance sheet.

Portfolio Composition

As of June 30, 2005, 98.6% of total net assets were invested in equities with foreign stocks accounting for 10.4% of the holdings. The Portfolio's top 10 equity holdings represented 22.7% of its total net assets and we held 1.4% of total net assets in cash.

Select Energy, Telecommunications and Retail Stocks Fueled Gains

Reviewing the leading positive contributors, broad strength in the energy markets helped elevate oil and natural gas exploration and production holding EOG Resources. EOG has a substantial ownership stake in the large Barnett Shale field in Texas and has been helped by upwards trends in natural gas prices. Although the company will be exposed to any price drops, we've long been attracted its continued development potential regardless of the commodity markets.

Also among the top pacesetters during the quarter was wireless telephone service provider Nextel Partners, which markets Nextel Communications services in rural markets. Spun out of the larger entity a number of years ago, Nextel Partners management negotiated a right to put the company back to its former parent if there is a change in control at Nextel. As Nextel is in the process of merging with Sprint, the likelihood of Nextel Partners exercising that put has increased dramatically. As a result, we believe there is minimal downside risk in Nextel Partners. Operationally, Nextel Partners has excelled due to best-in-class metrics for customer turnover. Having increased its subscriber base 29% and its service revenues by 32% on a year-over-year basis, Nextel Partners bolsters its margins by keeping its marketing costs to prospective customers modest.

Portfolio Snapshot

This portfolio invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their business and grow.

Jonathan Coleman

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
EOG Resources, Inc.	3.3%	2.0%
Nextel Partners, Inc. - Class A	2.9%	1.1%
Lamar Advertising Co.	2.9%	2.7%
Kinder Morgan, Inc.	2.3%	2.9%
Celgene Corp.	2.1%	1.3%
T. Rowe Price Group, Inc.	2.1%	2.1%
Berkshire Hathaway, Inc. - Class B	1.8%	2.5%
Invitrogen Corp.	1.8%	1.4%
Ball Corp.	1.8%	2.5%
NVR, Inc.	1.7%	1.7%

2 Janus Aspen Series June 30, 2005

(unaudited)

Another strong contributor was Advance Auto Parts, which distinguished itself from its peer group with improved comparable same-store sales levels. Advance posted gains in the high single digits while its competitors experienced flat or negative sales trends. Operating with essentially a fixed-cost structure, a large portion of any sales gain tends to fall to the bottom line, as demonstrated by Advance's 38% jump in first-quarter profits.

Detractors Included Select Consumer Durables, Materials and Semiconductor Holdings

The biggest detractor to performance during the semiannual period was Harman International Industries. The maker of high-end audio and automobile navigation systems declined as its competitive landscape intensified. Although we don't believe Harman's leadership position is in danger, periods when competitors make inroads can prove painful. Following a string of good quarters, the stock was richly valued and carried lofty expectations. We had partially reduced our stake at higher than current levels due to our valuation assessments, but we've chosen to hold our remaining position for now.

Another weak performer was Ball Corp., the aluminum can maker and aerospace technology developer. While worries over material prices may have weighed on the stock, it's also possible it simply took a break after touching an all-time high in March, especially considering the company has had success at passing through increased input costs. We continue to appreciate Ball's enviable problem of burgeoning free cash flow and an underleveraged balance sheet. We believe that it will either make a smart acquisition to cement its market position, as it did in 2003 when it bought Schmalbach-Lubeca of Germany to consolidate the European market, or return excess cash to shareholders.

Semiconductor chip maker Advanced Micro Devices (AMD) also disappointed, as its flash memory division suffered amid the industry's over-capacity issues and deteriorating pricing power. AMD showed its commitment to focusing on its core processor business in April when it announced that it was spinning off its flash memory division. We believe this makes the company more attractive as an investment and may allow it to take market share from competitor Intel through better focus on its microprocessor business.

Investment Strategy and Outlook

Given the underlying pressures of elevated oil prices and increasing interest rates, the market may be range-bound during the next couple of quarters. Furthermore, considering the outperformance of small- and mid-cap stocks over the past five or so years, a rotation back into large-cap stocks could affect demand for smaller issues. At the same time, value stocks have outperformed growth names, and that cycle could be ready to shift as well. Regardless of the larger trends, we'll continue to invest in a wide array of industries in an effort to reduce the Portfolio's downside risk while maintaining exposure to an assortment of stocks we believe have the potential for price appreciation.

Thank you for your investment in Janus Aspen Mid Cap Growth Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen Mid Cap Growth Portfolio - Institutional Shares	0.46%	11.85%	(13.65)%	7.94%	10.19%
Janus Aspen Mid Cap Growth Portfolio - Service Shares	0.32%	11.58%	(13.87)%	7.67%	9.91%
Russell Midcap® Growth Index	1.70%	10.86%	(5.23)%	9.43%	9.81%
S&P MidCap 400 Index	3.85%	14.03%	8.49%	14.66%	13.95%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Growth Funds	N/A	19/127	56/63	13/21	6/13

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,004.60	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36
Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,003.20	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61

*Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

4 Janus Aspen Series June 30, 2005

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 98.6%
Advertising Sales - 2.9%
506,211	Lamar Advertising Co.*	$21,650,644
Airlines - 1.1%
186,249	Ryanair Holdings PLC (ADR)*, #	8,351,405
Apparel Manufacturers - 0.5%
109,787	Coach, Inc.*	3,685,550
Applications Software - 0.3%
99,973	Citrix Systems, Inc.*, #	2,165,415
Athletic Footwear - 0.6%
19,487	Puma A.G. Rudolf Dassler Sport	4,814,501
Audio and Video Products - 1.3%
120,504	Harman International Industries, Inc.	9,804,205
Broadcast Services and Programming - 0.4%
242,180	CKX, Inc.*	3,115,646
Building - Mobile Home and Manufactured Homes - 1.1%
253,775	Thor Industries, Inc.#	7,976,148
Building - Residential and Commercial - 1.7%
15,630	NVR, Inc.*, #	12,660,300
Cable Television - 0.8%
194,555	EchoStar Communications Corp. - Class A	5,865,833
Casino Services - 0.5%
135,168	Scientific Games Corp.-Class A*, #	3,640,074
Cellular Telecommunications - 2.9%
871,687	Nextel Partners, Inc. - Class A*, #	21,940,362
Commercial Services - 1.2%
99,775	Alliance Data Systems Corp.*, #	4,046,874
171,297	Iron Mountain, Inc.*, #	5,313,633
		9,360,507
Commercial Services - Finance - 3.2%
233,094	Jackson Hewitt Tax Service, Inc.#	5,510,342
173,381	Moody's Corp.	7,795,210
312,410	Paychex, Inc.	10,165,821
		23,471,373
Computer Services - 0.4%
62,121	Affiliated Computer Services, Inc. - Class A*	3,174,383
Computers - 0.8%
152,734	Apple Computer, Inc.*	5,622,139
Computers - Integrated Systems - 1.2%
134,471	National Instruments Corp.#	2,850,785
183,689	NCR Corp.*	6,451,158
		9,301,943
Containers - Metal and Glass - 2.6%
371,361	Ball Corp.	13,354,141
256,117	Owens-Illinois, Inc.*, #	6,415,731
		19,769,872
Cruise Lines - 1.1%
164,981	Royal Caribbean Cruises, Ltd. (U.S. Shares)#	7,978,481
Data Processing and Management - 1.2%
244,754	NAVTEQ Corp.*	9,099,954
Disposable Medical Products - 0.6%
63,445	C.R. Bard, Inc.	4,219,727
Distribution/Wholesale - 0.9%
132,148	United Stationers, Inc.*, #	6,488,467

Shares or Principal Amount		Value
Diversified Operations - 0.7%
118,114	Pentair, Inc.	$5,056,460
Diversified Operations - Commercial Services - 0.9%
301,592	Cendant Corp.	6,746,613
Electric Products - Miscellaneous - 1.6%
277,607	AMETEK, Inc.	11,617,853
Electronic Components - Semiconductors - 3.7%
645,785	Advanced Micro Devices, Inc.*, #	11,197,912
118,688	Altera Corp.*	2,352,396
292,199	ATI Technologies, Inc. (U.S. Shares)*, #	3,462,558
222,179	International Rectifier Corp.*, #	10,602,382
		27,615,248
Electronic Design Automation - 0.5%
286,667	Cadence Design Systems, Inc.*, #	3,915,871
Entertainment Software - 1.5%
238,834	Activision, Inc.*	3,945,538
127,640	Electronic Arts, Inc.*	7,225,700
		11,171,238
Fiduciary Banks - 1.3%
99,288	Investors Financial Services Corp.#	3,755,072
128,953	Northern Trust Corp.#	5,878,967
		9,634,039
Finance - Other Services - 1.1%
26,863	Chicago Mercantile Exchange Holdings, Inc.#	7,938,017
Food - Canned - 0.3%
75,375	TreeHouse Foods, Inc.*	2,148,941
Food - Dairy Products - 1.6%
351,701	Dean Foods Co.*	12,393,943
Hospital Beds and Equipment - 0.8%
100,997	Kinetic Concepts, Inc.*	6,059,820
Hotels and Motels - 1.9%
76,716	Marriott International, Inc. - Class A	5,233,566
156,096	Starwood Hotels & Resorts Worldwide, Inc.	9,142,542
		14,376,108
Human Resources - 1.5%
232,499	Manpower, Inc.	9,248,811
80,155	Robert Half International, Inc.	2,001,470
		11,250,281
Independent Power Producer - 1.2%
734,906	Reliant Energy, Inc.*, #	9,098,136
Industrial Automation and Robotics - 0.5%
73,371	Rockwell Automation, Inc.#	3,573,901
Instruments - Scientific - 1.6%
182,583	Fisher Scientific International, Inc.*	11,849,637
Insurance Brokers - 0.4%
98,255	Willis Group Holdings, Ltd.	3,214,904
Internet Infrastructure Software - 0.8%
77,075	F5 Networks, Inc.*	3,640,638
417,961	TIBCO Software, Inc.*, #	2,733,465
		6,374,103
Internet Security - 0.5%
196,307	Check Point Software Technologies, Ltd. (U.S. Shares)*	3,886,879

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Investment Management and Advisory Services - 2.1%
248,923	T. Rowe Price Group, Inc.#	$15,582,580
Leisure and Recreation Products - 0.7%
121,517	Brunswick Corp.	5,264,116
Machinery - Construction and Mining - 1.2%
220,634	Terex Corp.*	8,692,980
Machinery - Pumps - 0.6%
134,230	Graco, Inc.	4,573,216
Medical - Biomedical and Genetic - 3.9%
388,073	Celgene Corp.*	15,821,736
162,695	Invitrogen Corp.*	13,550,867
		29,372,603
Medical - Drugs - 0.6%
52,477	Merck KGaA	4,215,381
Medical - HMO - 1.2%
129,576	Conventry Health Care, Inc.*	9,167,502
Medical - Nursing Homes - 0.3%
55,214	Manor Care, Inc.	2,193,652
Medical Instruments - 1.5%
84,442	Intuitive Surgical, Inc.*, #	3,938,375
169,672	St. Jude Medical, Inc.*	7,399,396
		11,337,771
Medical Products - 0.5%
105,673	Varian Medical Systems, Inc.*	3,944,773
Miscellaneous Manufacturing - 0.9%
3,840,333	FKI PLC	6,665,875
Motion Pictures and Services - 0.7%
540,902	Lions Gate Entertainment Corp. (U.S. Shares)*, #	5,549,655
Multi-Line Insurance - 1.2%
247,771	Assurant, Inc.	8,944,533
Oil Companies - Exploration and Production - 4.7%
427,464	EOG Resources, Inc.#	24,279,956
210,766	Murphy Oil Corp.	11,008,308
		35,288,264
Optical Supplies - 0.8%
52,018	Alcon, Inc. (U.S. Shares)	5,688,168
Pipelines - 2.3%
209,188	Kinder Morgan, Inc.#	17,404,442
Printing - Commercial - 0.6%
132,755	R.R. Donnelley & Sons Co.	4,581,375
Property and Casualty Insurance - 0.8%
161,687	W. R. Berkley Corp.	5,768,992
Publishing - Newspapers - 0.4%
42,035	McClatchy Co. - Class A#	2,750,770
Publishing - Periodicals - 0.5%
142,671	Dex Media, Inc.#	3,482,599
Recreational Vehicles - 0.6%
84,553	Polaris Industries, Inc.#	4,565,862
Reinsurance - 1.8%
4,930	Berkshire Hathaway, Inc. - Class B*	13,722,655
Respiratory Products - 1.0%
201,394	Respironics, Inc.*	7,272,337

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 1.4%
108,257	Abercrombie & Fitch Co. - Class A	$7,437,256
59,722	Urban Outfitters, Inc.*, #	3,385,640
		10,822,896
Retail - Auto Parts - 1.2%
134,207	Advance Auto Parts, Inc.*, #	8,663,062
Retail - Office Supplies - 1.4%
500,760	Staples, Inc.	10,676,203
Retail - Restaurants - 1.5%
211,892	Yum! Brands, Inc.	11,035,335
Schools - 1.6%
113,369	Apollo Group, Inc. - Class A*	8,867,723
39,541	Strayer Education, Inc.	3,410,807
		12,278,530
Semiconductor Components/Integrated Circuits - 2.2%
157,276	Linear Technology Corp.	5,770,456
276,659	Marvell Technology Group, Ltd.*	10,524,109
		16,294,565
Semiconductor Equipment - 1.3%
117,656	KLA-Tencor Corp.	5,141,567
197,462	Novellus Systems, Inc.*	4,879,286
		10,020,853
Telecommunication Equipment - 0.7%
167,532	Harris Corp.	5,228,674
Telecommunication Services - 1.0%
275,967	Amdocs, Ltd. (U.S. Shares)*	7,293,808
Television - 0.8%
230,128	Univision Communications, Inc. - Class A*, #	6,340,026
Textile-Home Furnishings - 1.0%
89,057	Mohawk Industries, Inc.*	7,347,203
Therapeutics - 2.2%
167,541	Gilead Sciences, Inc.*	7,370,129
210,265	Neurocrine Biosciences, Inc.*	8,843,745
		16,213,874
Toys - 1.2%
469,995	Marvel Enterprises, Inc.*	9,268,301
Transportation - Marine - 0.5%
83,103	Alexander & Baldwin, Inc.#	3,851,824
Transportation - Railroad - 0.8%
108,215	Canadian National Railway Co. (U.S. Shares)	6,238,595
Transportation - Services - 1.2%
85,930	C.H. Robinson Worldwide, Inc.	5,001,126
86,971	Expeditors International of Washington, Inc.#	4,332,026
		9,333,152
Total Common Stock (cost $509,105,067)		739,015,923
Other Securities - 7.3%
54,473,639	State Street Navigator Securities Lending Prime Portfolio† (cost $54,473,639)	54,473,639

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Repurchase Agreement - 0.9%
$6,900,000	Banc of America Securities LLC, 3.4575%
	dated 6/30/05, maturing 7/1/05
	to be repurchased at $6,900,663
	collateralized by $41,866,808
	in U.S. Government Agencies
	0% - 16.239%, 6/15/18 - 7/25/35
	with a value of $7,038,000
	(cost $6,900,000)	$6,900,000
Total Investments (total cost $570,478,706) – 106.8%		800,389,562
Liabilities, net of Cash, Receivables and Other Assets – (6.8)%		(50,938,566)
Net Assets – 100%		$749,450,996

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$13,739,013	1.7%
Canada	15,250,808	1.9%
Germany	9,029,882	1.1%
Ireland	8,351,405	1.0%
Israel	3,886,879	0.5%
Liberia	7,978,481	1.0%
Switzerland	5,688,168	0.7%
United Kingdom	13,959,683	1.8%
United States††	722,505,243	90.3%
Total	$800,389,562	100.0%

††Includes Short-Term Securities and Other Securities (82.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 7

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Growth Portfolio
Assets:
Investments at cost(1)	$570,479
Investments at value(1)	$800,390
Cash	1,569
Receivables:
Investments sold	8,503
Portfolio shares sold	164
Dividends	218
Interest	10
Other assets	2
Total Assets	810,856
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	54,474
Investments purchased	5,472
Portfolio shares repurchased	981
Advisory fees	395
Transfer agent fees and expenses	1
Distribution fees - Service Shares	49
Non-interested Trustees' fees and expenses	5
Accrued expenses	28
Total Liabilities	61,405
Net Assets	$749,451
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,618,398
Undistributed net investment income/(loss)*	(737)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(2,098,120)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	229,910
Total Net Assets	$749,451
Net Assets - Institutional Shares	$509,053
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	19,607
Net Asset Value Per Share	$25.96
Net Assets - Service Shares	$240,398
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,448
Net Asset Value Per Share	$25.44

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $53,236,345 of securities loaned for Janus Aspen Mid Cap Growth Portfolio (Note 1).

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Mid Cap Growth Portfolio
Investment Income:
Interest	$199
Securities lending income	41
Dividends	3,097
Foreign tax withheld	(41)
Total Investment Income	3,296
Expenses:
Advisory fees	3,582
Transfer agent fees and expenses	2
Registration fees	5
Custodian fees	13
Professional fees	9
Non-interested Trustees' fees and expenses	18
Distribution fees - Service Shares	294
Other expenses	116
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	4,039
Expense and Fee Offset	(6)
Net Expenses	4,033
Net Investment Income/(Loss)	(737)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	214,633 (1)
Net realized gain/(loss) from foreign currency transactions	(1)
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(254,327)
Payment from affiliate (Note 2)	11
Net Realized and Unrealized Gain/(Loss) on Investments	(39,684)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(40,421)

(1)  Includes $140,562,048 of realized gains resulting from a redemption in kind during the six-month period ended June 30, 2005 for the Janus Aspen Mid Cap Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Mid Cap Growth Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$(737)	$(1,384)
Net realized gain/(loss) from investment and foreign currency transactions	214,632	254,164
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(254,327)	74,974
Payment from affiliate (Note 2)	11	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(40,421)	327,754
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	22,614	65,902
Service Shares	30,662	61,936
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased(1)
Institutional Shares	(678,773)	(797,125)
Service Shares	(30,862)	(66,497)
Net Increase/(Decrease) from Capital Share Transactions	(656,359)	(735,784)
Net Increase/(Decrease) in Net Assets	(696,780)	(408,030)
Net Assets:
Beginning of period	1,446,231	1,854,261
End of period	$749,451	$1,446,231
Undistributed net investment income/(loss)*	$(737)	$–

*  See Note 3 in Notes to Financial Statements.

(1)  During the six-month period ended June 30, 2005 and the fiscal year ended December 31, 2004, Janus Aspen Mid Cap Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $548,227,740 and $433,731,937, respectively, on the date of redemption.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Financial Highlights

Institutional Shares For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Mid Cap Growth Portfolio
and through each fiscal year ended December 31	2005		2004	2003(1)	2002	2001	2000
Net Asset Value, Beginning of Period	$25.84		$21.40	$15.84	$21.98	$36.30	$59.70
Income from Investment Operations:
Net investment income/(loss)	.04		.02	.01	(.01)	– (2)	.01
Net gain/(loss) on securities (both realized and unrealized)	.08		4.42	5.55	(6.13)	(14.32)	(17.08)
Total from Investment Operations	.12		4.44	5.56	(6.14)	(14.32)	(17.07)
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–	(4.58)
Tax return of capital*	–		–	–	–	–	(1.75)
Payment from affiliate	–	(3)	–	–	–	–	–
Total Distributions and Other	–		–	–	–	–	(6.33)
Net Asset Value, End of Period	$25.96		$25.84	$21.40	$15.84	$21.98	$36.30
Total Return**	0.46	%(4)	20.75%	35.10%	(27.93)%	(39.45)%	(31.82)%
Net Assets, End of Period (in thousands)	$509,053		$1,205,813	$1,649,423	$1,324,273	$2,104,733	$3,485,768
Average Net Assets for the Period (in thousands)	$891,618		$1,579,383	$1,461,491	$1,609,280	$2,508,186	$4,409,584
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.67%		0.66%	0.67%	0.67%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets***(6)	0.67%		0.66%	0.67%	0.67%	0.66%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.08)%		(0.05)%	(0.11)%	(0.07)%	(0.22)%	(0.42)%
Portfolio Turnover Rate***	32%		25%	36%	63%	99%	82%
Service Shares For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Mid Cap Growth Portfolio
and through each fiscal year ended December 31	2005		2004	2003(1)	2002	2001	2000
Net Asset Value, Beginning of Period	$25.36		$21.05	$15.62	$21.73	$35.97	$59.16
Income from Investment Operations:
Net investment income/(loss)	(.04)		(.05)	(.03)	(.04)	(.09)	.12
Net gain/(loss) on securities (both realized and unrealized)	.12		4.36	5.46	(6.07)	(14.15)	(16.98)
Total from Investment Operations	.08		4.31	5.43	(6.11)	(14.24)	(16.86)
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–	(4.58)
Tax return of capital*	–		–	–	–	–	(1.75)
Payment from affiliate	–	(3)	–	–	–	–	–
Total Distributions and Other	–		–	–	–	–	(6.33)
Net Asset Value, End of Period	$25.44		$25.36	$21.05	$15.62	$21.73	$35.97
Total Return**	0.32	%(4)	20.48%	34.76%	(28.12)%	(39.59)%	(31.78)%
Net Assets, End of Period (in thousands)	$240,398		$240,418	$204,838	$137,089	$169,656	$126,135
Average Net Assets for the Period (in thousands)	$236,905		$211,792	$167,689	$149,682	$146,884	$43,775
Ratio of Gross Expenses to Average Net Assets***(5)(6)	0.92%		0.91%	0.92%	0.92%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets***(6)	0.92%		0.91%	0.92%	0.92%	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.32)%		(0.28)%	(0.35)%	(0.32)%	(0.48)%	(0.65)%
Portfolio Turnover Rate***	32%		25%	36%	63%	99%	82%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain amounts have been restated. (See Note 6 in Notes to Financial Statements).

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(4)  During the period ended June 30, 2005, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 11

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400® Index.

Russell Midcap® Growth Index	Consists of stocks from the Russell MidCap® Index with a greater-than-average growth orientation. The Russell MidCap® Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*  Non-income-producing security.

#  Loaned security, a portion or all of the security is on loan at June 30, 2005.

†  The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Mid Cap Growth Portfolio	$54,473,639

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of the portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

As of June 30, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2005
Janus Aspen Mid Cap Growth Portfolio	$53,236,345

As of June 30, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2005
Janus Aspen Mid Cap Growth Portfolio	$54,473,639

As of June 30, 2005, all cash collateral received by the Portfolio was invested into the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included in the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

14 Janus Aspen Series June 30, 2005

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

During the six-month period ended June 30, 2005, Janus Capital reimbursed the Portfolio $7,570 for Institutional Shares and $3,119 for Service Shares, as a result of dilutions caused by pricing and/or valuation errors.

During the six-month period ended June 30, 2005, Janus Services reimbursed the Portfolio $2 for Service Shares, as a result of dilutions caused by incorrectly processed shareholder activity.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryover.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Loss
Janus Aspen Mid Cap Growth Portfolio	$(1,490,524,076)	$(797,285,519)	$(24,128,454)	$(2,311,938,049)

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Growth Portfolio	$116,394,372

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Growth Portfolio	$570,651,737	$242,670,273	$(12,932,448)	$229,737,825

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Mid Cap Growth Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	895	2,862
Reinvested dividends and distributions	–	–
Shares repurchased	(27,945)	(33,274)
Net Increase/(Decrease) in Capital Share Transactions	(27,050)	(30,412)
Shares Outstanding, Beginning of Period	46,657	77,069
Shares Outstanding, End of Period	19,607	46,657
Transactions in Portfolio Shares – Service Shares
Shares sold	1,228	2,764
Reinvested dividends and distributions	–	–
Shares repurchased	(1,260)	(3,014)
Net Increase/(Decrease) in Capital Share Transactions	(32)	(250)
Shares Outstanding, Beginning of Period	9,480	9,730
Shares Outstanding, End of Period	9,448	9,480

16 Janus Aspen Series June 30, 2005

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Growth Portfolio	$176,243,628	$829,495,935	$–	$–

6. RESTATEMENT

Janus Aspen Mid Cap Growth Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

	As Previously Reported	Adjustment	As Restated
Institutional Shares
Net investment income/(loss) per share	$0.80	$(0.79)	$0.01
Net gain/(loss) on securities (both realized and unrealized) per share	$4.76	$0.79	$5.55
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.09%	(4.20)%	(0.11)%
Service Shares
Net investment income/(loss) per share	$0.29	$(0.32)	$(0.03)
Net gain/(loss) on securities (both realized and unrealized) per share	$5.14	$0.32	$5.46
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.54%	(1.89)%	(0.35)%

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and

Janus Aspen Series June 30, 2005 17

Notes to Financial Statements (unaudited) (continued)

(v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

18 Janus Aspen Series June 30, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser

Janus Aspen Series June 30, 2005 19

Additional Information (unaudited) (continued)

and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than

20 Janus Aspen Series June 30, 2005

increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Aspen Series June 30, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

22 Janus Aspen Series June 30, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings. The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2005 23

Notes

24 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (08/05)

C-0805-112  109-24-702 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Mid Cap Value Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Additional Information	19

Explanations of Charts, Tables and Financial Statements	22

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only) and (2) ongoing costs, including management fees; services fees (where applicable), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative service fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Mid Cap Value Portfolio (unaudited)

Managed by Perkins, Wolf, McDonnell and Company, LLC

Performance Overview

During the six months ended June 30, 2005, Janus Aspen Mid Cap Value Portfolio – Institutional and Service Shares returned 2.96% and 2.70%, respectively, while its primary benchmark, the Russell Midcap® Value Index, returned 5.51%. Meanwhile, the Russell Midcap® Index returned 3.92% for the same period.

The Portfolio's relative performance was hurt by our long-time substantial underweighting in utilities stocks, which were uncharacteristically strong in the period and we feel are expensive. The weakest part of the Portfolio on an absolute basis was the automotive sector, a relatively small investment which we've reduced. Our cash reserves also hindered returns, as we continued to have difficulty finding enough stocks that fit our stringent investment criteria to replace investments that had achieved our price targets.

On the positive side, the Portfolio's positions in the energy sector – which consistently have been overweight the benchmark –were by far the largest contributors to our absolute performance. However, this overweighting was balanced by the fact that, despite doing very well, our holdings in this sector did not keep pace with the benchmark's stocks within this group. Thus, while our energy stocks appreciated over 20%, as a group they trailed the performance of the energy stocks in the benchmark, which were led by refining stocks.

Investment Strategy in this Environment

Monetary policy is tightening, the benefits of expansive fiscal policy are largely behind us, earnings comparisons are becoming more difficult and, after two years of unusually strong market gains, in general, stocks are not cheap. We continue to have longer-term concerns about U.S. budget and trade deficits, geopolitical risks, and the leverage inherent in derivatives that could exacerbate any market imbalance. Our investment strategy of emphasizing stocks that we believe have attractive risk/reward profiles remains unchanged. In this environment, we are even more sensitive to not stretching the investment discipline that has produced our positive long-term record. We recognize that this sometimes results in short-term underperformance in a momentum-driven market.

Portfolio Composition

Approximately 89.5% of the Portfolio's total net assets were invested in stocks as of June 30, 2005, while another 10.5% remained in cash. The Portfolio's top 10 holdings accounted for 13.5% of its total net assets as of June 30, 2005.

Automotive and Employment Companies Held Back Results

Weaker stocks in the Portfolio included Lear, a company that focuses on automotive interiors, and Magna, a supplier of technologically advanced automotive components, both of which have been hurt by the downturn in the auto industry. We slightly reduced our position in Magna based on our belief that near-term prospects are limited, but modestly increased our position in Lear, which we feel reached unjustifiably depressed levels during the period.

Although we generally view short-term price weakness as long-term opportunity, the stock market has not afforded us enough of those situations. However, one such opportunity that presented itself during the period was Manpower. Although there have been reductions in Manpower's near-term earnings expectations, we believe this employment services company has a superior balance sheet, cash flow and market position. We feel the stock now offers more upside potential than downside risk. We therefore added to our position in Manpower, which became one of our larger holdings.

Portfolio Snapshot

This portfolio seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
Old Republic International Corp.	1.5%	1.4%
Lubrizol Corp.	1.4%	1.4%
Berkshire Hathaway, Inc. - Class B	1.4%	2.5%
Omnicare, Inc.	1.4%	1.4%
Mellon Financial Corp.	1.3%	–
CenturyTel, Inc.	1.3%	1.2%
Alliance Capital Management Holding L.P.	1.3%	–
Laidlaw International, Inc.	1.3%	1.5%
W.W. Grainger, Inc.	1.3%	0.8%
Astoria Financial Corp.	1.3%	0.6%

2 Janus Aspen Series June 30, 2005

(unaudited)

Top Performers Included Companies Targeted in Buyouts

Strong performers included companies that received acquisition bids. The acquisition trends observed earlier in 2004 continued into 2005. In the first few months of 2005, several names in the Portfolio were acquired, including retailer Toys "R" Us, software company SunGard Data, oil company Unocal and trucking company USF Corp. All of these buyouts were at stock prices at least 25% above our purchase prices. This activity validates our fundamental approach to investing in good companies selling at attractive valuations. Given a decent economy and corporate confidence, we believe merger and acquisition activity may continue to benefit the Portfolio.

Interestingly, other solid-performing stocks in the Portfolio were Omnicare and McKesson, which were highlighted among the weakest performers in the previous six months. Omnicare is a provider of pharmaceuticals and related pharmacy services to long-term care institutions, while McKesson provides information and care management products to the health care industry. As we mentioned in our previous report, last year we used stock-price weakness in both companies as an opportunity to add to our positions, as we were focused on their long-term prospects, which we believed continued to be bright. Our long-term perspective was rewarded during this most recent six-month period and, in the case of McKesson, we sold our stake in the stock as it approached our price objective. We believe our purchases of Manpower during the period could have a similar positive result.

Investment Strategy and Outlook

We are increasingly seeing a blurring in the differentiation in valuation of growth and value stocks and large and small caps. Thus the average capitalization of the stocks in the Portfolio continues to get somewhat larger and we see increasing relative value in fallen and undervalued growth stocks – SunGard Data provided a striking example in the first calendar quarter. But the primary message is that we will avoid stock labels and pursue value wherever we find it. Through this disciplined and opportunistic approach, we will strive to deliver strong long-term returns relative to our benchmark.

Thank you for your continued investment in Janus Aspen Mid Cap Value Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Mid Cap Value Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Aspen Mid Cap Value Portfolio - Institutional Shares#	2.96%	12.12%	22.16%
Janus Aspen Mid Cap Value Portfolio - Service Shares	2.70%	11.70%	22.16%
Russell Midcap® Value Index	5.51%	21.80%	26.62%
Russell Midcap® Index	3.92%	17.12%	25.13%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Value Funds	N/A	34/50	23/48

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Janus Aspen Mid Cap Value Portfolio – Institutional Shares for periods prior to May 1, 2003 are derived from the historical performance of its Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – December 31, 2002

# Institutional Shares inception date – May 1, 2003

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05) *
Actual	$1,000.00	$1,029.60	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36
Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05) *
Actual	$1,000.00	$1,027.00	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,018.74	$6.11

*Expenses are equal to the annualized expense ratio of 0.87% for Institutional Shares and 1.22% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

There is no assurance that the investment process will consistently lead to successful investing.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

4 Janus Aspen Series June 30, 2005

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 89.5%
Advertising Agencies - 0.5%
3,000	Omnicom Group, Inc.	$239,580
Automotive - Truck Parts and Equipment - Original - 1.2%
6,400	Lear Corp.	232,832
4,400	Magna International, Inc. - Class A (U.S. Shares)	309,496
		542,328
Beverages - Wine and Spirits - 0.3%
2,500	Brown-Forman Corp. - Class B	151,150
Brewery - 0.8%
6,200	Molson Coors Brewing Co. - Class B	384,400
Broadcast Services and Programming - 1.0%
44,300	Liberty Media Corp. - Class A*	451,417
Building - Residential and Commercial - 0.7%
4,100	Pulte Homes, Inc.	345,425
Chemicals - Specialty - 1.4%
15,800	Lubrizol Corp.	663,758
Coal - 0.4%
3,000	Arch Coal, Inc.	163,410
Commercial Banks - 0.5%
5,100	Compass Bancshares, Inc.	229,500
Commercial Services - 0.8%
28,700	ServiceMaster Co.	384,580
Cosmetics and Toiletries - 0.7%
7,800	Alberto-Culver Co.	337,974
Diagnostic Equipment - 0.3%
6,300	Cytyc Corp.*	138,978
Distribution/Wholesale - 2.6%
4,500	Genuine Parts Co.	184,905
11,300	Tech Data Corp.*	413,693
10,800	W.W. Grainger, Inc.	591,732
		1,190,330
Diversified Operations - 0.7%
9,000	Dover Corp.	327,420
Diversified Operations-Commercial Services - 0.7%
14,700	Cendant Corp.	328,839
E-Commerce/Services - 0.6%
10,900	IAC/InterActiveCorp*	262,145
Electric - Integrated - 1.0%
16,700	DPL, Inc.	458,415
Electronic Components - Miscellaneous - 0.8%
12,100	Flextronics International, Ltd. (U.S. Shares)*	159,841
18,200	Vishay Intertechnology, Inc.*	216,034
		375,875
Electronic Components - Semiconductors - 0.6%
6,200	Fairchild Semiconductor International, Inc.*	91,450
5,600	QLogic Corp.*	172,872
		264,322
Electronic Design Automation - 0.4%
11,000	Synopsys, Inc.*	183,370
Engineering - Research and Development Services - 1.2%
9,900	Jacobs Engineering Group, Inc.	556,974

Shares or Principal Amount		Value
Fiduciary Banks - 2.5%
20,900	Mellon Financial Corp.	$599,621
11,100	State Street Corp.	535,575
		1,135,196
Finance - Commercial - 0.7%
7,300	CIT Group, Inc.	313,681
Finance - Credit Card - 0.6%
10,400	MBNA Corp.	272,064
Food - Confectionary - 0.6%
6,000	J.M. Smucker Co.	281,640
Food - Diversified - 0.6%
7,600	H.J. Heinz Co.	269,192
Food - Wholesale/Distribution - 1.1%
15,500	Supervalu, Inc.	505,455
Forestry - 0.8%
10,100	Plum Creek Timber Company, Inc.	366,630
Gas - Distribution - 0.5%
6,400	ONEOK, Inc.	208,960
Hospital Beds and Equipment - 0.6%
5,500	Hillenbrand Industries, Inc.	278,025
Hotels and Motels - 0.4%
5,800	Fairmont Hotels & Resorts, Inc. (U.S. Shares)	202,014
Human Resources - 1.0%
11,200	Manpower, Inc.	445,536
Industrial Gases - 0.5%
4,200	Air Products and Chemicals, Inc.	253,260
Internet Applications Software - 0.2%
9,500	Verity, Inc.*	83,315
Internet Infrastructure Equipment - 0.4%
6,700	Avocent Corp.*	175,138
Internet Security - 0.5%
11,800	Check Point Software Technologies, Ltd. (U.S. Shares)*	233,640
Investment Management and Advisory Services - 2.8%
12,800	Alliance Capital Management Holding L.P.	598,272
8,500	Federated Investors, Inc. - Class B	255,085
2,900	Franklin Resources, Inc.	223,242
13,100	Waddell & Reed Financial, Inc. - Class A	242,350
		1,318,949
Life and Health Insurance - 0.7%
6,900	Lincoln National Corp.	323,748
Machinery - Farm - 0.7%
5,100	Deere & Co.	333,999
Medical - Biomedical and Genetic - 0.8%
6,800	Millipore Corp.	385,764
Medical - Drugs - 1.0%
12,400	Endo Pharmaceuticals Holdings, Inc.*	325,872
5,700	Priority Healthcare Corp. - Class B*	144,552
		470,424
Medical - Generic Drugs - 0.6%
20,100	Perrigo Co.	280,194

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Medical - Hospitals - 1.5%
17,800	Health Management Associates, Inc. - Class A	$466,004
4,700	LifePoint Hospitals, Inc.*	237,444
		703,448
Medical - Nursing Homes - 1.2%
13,700	Manor Care, Inc.	544,301
Medical Instruments - 0.6%
9,900	Boston Scientific Corp.*	267,300
Medical Labs and Testing Services - 0.9%
8,300	Laboratory Corporation of America Holdings*	414,170
Medical Products - 1.1%
2,200	Cooper Companies, Inc.	133,892
9,400	Henry Schein, Inc.*	390,288
		524,180
Medical Sterilization Products - 1.0%
17,300	Steris Corp.	445,821
Multi-Line Insurance - 1.5%
27,400	Old Republic International Corp.	692,946
Multimedia - 1.0%
10,100	McGraw-Hill Companies, Inc.	446,925
Networking Products - 0.6%
32,000	Foundry Networks, Inc.*	276,160
Non-Hazardous Waste Disposal - 1.5%
10,500	Republic Services, Inc.	378,105
10,500	Waste Management, Inc.	297,570
		675,675
Office Automation and Equipment - 0.7%
23,100	Xerox Corp.	318,549
Oil - Field Services - 0.4%
3,200	BJ Services Co.	167,936
Oil and Gas Drilling - 1.9%
3,900	Nabors Industries, Ltd.*	236,418
7,000	Patterson-UTI Energy, Inc.	194,810
11,500	Precision Drilling Corp. (U.S. Shares)*	454,020
		885,248
Oil Companies - Exploration and Production - 7.8%
6,800	Anadarko Petroleum Corp.	558,621
4,100	Apache Corp.	264,860
7,000	Cimarex Energy Co.*	272,370
3,600	Devon Energy Corp.	182,448
4,200	Houston Exploration Co.*	222,810
13,900	Newfield Exploration Co.*	554,471
7,109	Noble Energy, Inc.	537,796
8,700	Pioneer Natural Resources Co.	366,096
5,700	St. Mary Land & Exploration Co.	165,186
5,800	Stone Energy Corp.*	283,620
3,600	Unocal Corp.	234,180
		3,642,458
Oil Field Machinery and Equipment - 0.8%
6,000	Cooper Cameron Corp.*	372,300
Paper and Related Products - 2.5%
8,855	Rayonier, Inc.	469,581
26,700	Smurfit-Stone Container Corp.*	271,539
11,000	Temple-Inland, Inc.	408,650
		1,149,770

Shares or Principal Amount		Value
Pharmacy Services - 1.4%
15,200	Omnicare, Inc.	$644,936
Photo Equipment and Supplies - 0.2%
3,600	Eastman Kodak Co.	96,660
Pipelines - 0.6%
8,600	Western Gas Resources, Inc.	300,140
Property and Casualty Insurance - 0.4%
3,400	Mercury General Corp.	185,368
Publishing - Newspapers - 0.6%
8,100	Tribune Co.	284,958
Radio - 1.2%
17,200	Cox Radio, Inc. - Class A*	270,900
13,400	Westwood One, Inc.	273,762
		544,662
Reinsurance - 2.9%
237	Berkshire Hathaway, Inc. - Class B*	659,690
2,800	Everest Re Group, Ltd.	260,400
10,600	IPC Holdings, Ltd.	419,972
		1,340,062
REIT - Apartments - 0.8%
5,000	Archstone-Smith Trust, Inc.	193,100
4,000	Home Properties, Inc.	172,080
		365,180
REIT - Health Care - 0.7%
11,400	Health Care Property Investors, Inc.	308,256
REIT - Office Property - 1.4%
2,800	Alexandria Real Estate Equities, Inc.	205,660
6,200	BioMed Realty Trust, Inc.	147,870
13,985	Trizec Properties, Inc.	287,671
		641,201
REIT - Regional Malls - 0.5%
3,600	Macerich Co.	241,380
REIT - Shopping Centers - 0.5%
10,300	Equity One, Inc.	233,810
Retail - Apparel and Shoe - 0.9%
6,200	AnnTaylor Stores Corp.*	150,536
8,900	Talbots, Inc.	288,983
		439,519
Retail - Auto Parts - 0.7%
4,800	Advance Auto Parts, Inc.*	309,840
Retail - Drug Store - 0.9%
14,800	CVS Corp.	430,236
Retail - Major Department Stores - 0.5%
12,300	Saks, Inc.*	233,331
Retail - Restaurants - 0.2%
2,400	Wendy's International, Inc.	114,360
Rubber - Tires - 1.0%
23,800	Cooper Tire & Rubber Co.	441,966
Savings/Loan/Thrifts - 4.7%
20,630	Astoria Financial Corp.	587,336
15,900	Brookline Bancorp, Inc.	258,534
15,800	Independence Community Bank Corp.	583,494
15,900	Provident Financial Services, Inc.	279,363
20,460	Washington Federal, Inc.	481,219
		2,189,946

See Notes to Schedules of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Semiconductor Components/Integrated Circuits - 0.2%
8,200	Integrated Device Technology, Inc.*	$88,150
Super-Regional Banks - 1.4%
7,200	PNC Bank Corp.	392,112
3,668	SunTrust Banks, Inc.	264,976
		657,088
Telecommunication Equipment - 1.0%
18,800	Andrew Corp.*	239,888
27,100	Avaya, Inc.*	225,472
		465,360
Telephone - Integrated - 2.6%
6,800	ALLTEL Corp.	423,504
17,300	CenturyTel, Inc.	599,099
12,785	IDT Corp.*	169,273
		1,191,876
Toys - 0.7%
18,200	Mattel, Inc.	333,060
Transportation - Railroad - 1.0%
11,100	Kansas City Southern	223,998
3,700	Union Pacific Corp.	239,760
		463,758
Transportation - Services - 1.3%
24,700	Laidlaw International, Inc.*	595,270
Transportation - Truck - 1.0%
7,000	J.B. Hunt Transport Services, Inc.	135,100
15,600	Werner Enterprises, Inc.	306,384
		441,484
Wireless Equipment - 0.4%
29,900	Wireless Facilities, Inc.*	189,267
	Total Common Stock (cost $36,359,638)	41,415,325

Shares or Principal Amount		Value
Repurchase Agreement - 10.6%
$4,900,000	Banc of America Securities LLC, 3.4575%
dated 6/30/05, maturing 7/1/05
to be repurchased at $4,900,471
collateralized by $29,731,501
in U.S. Government Agencies
0% - 16.239%, 6/15/18 - 7/25/35
with a value of $4,998,000
	(cost $4,900,000)	$ 4,900,000
Short-Term U.S. Treasury Bill - 0%
20,000	U.S. Treasury Bill, 2.76%, 8/11/05** (amortized cost $19,937)	19,937
Total Investments (total cost $41,279,575) – 100.1%		46,335,262
Liabilities, net of Cash, Receivables and Other Assets - (0.1)%		(53,266)
Net Assets – 100%		$46,281,996

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$916,790	2.0%
Canada	965,530	2.1%
Israel	233,640	0.5%
Singapore	159,841	0.3%
United States††	44,059,461	95.1%
Total	$46,335,262	100.0%

††Includes Short-Term Securities (84.5% excluding Short-Term Securities)

Financial Futures - Long

6	Contracts	S&P 400® Index (Emini) expires September 2005, principal amount $411,706, value $413,040 cumulative appreciation	$1,334

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 7

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Value Portfolio
Assets:
Investments at cost(1)	$41,280
Investments at value(1)	$46,335
Cash	94
Receivables:
Investments sold	219
Portfolio shares sold	30
Dividends	31
Interest	1
Other assets	1
Total Assets	46,711
Liabilities:
Payables:
Investments purchased	357
Portfolio shares repurchased	1
Dividends	–
Advisory fees	24
Transfer agent fees and expenses	1
Administrative service fees - Service Shares	3
Distribution fees - Service Shares	7
Non-interested Trustees' fees and expenses	3
Accrued expenses	32
Variation margin	1
Total Liabilities	429
Net Assets	$46,282
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$43,219
Undistributed net investment income/(loss)*	21
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(2,015)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	5,057
Total Net Assets	$46,282
Net Assets - Institutional Shares	$9,915
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	690
Net Asset Value Per Share	$14.37
Net Assets - Service Shares	$36,367
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,537
Net Asset Value Per Share	$14.33

* See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value at June 30, 2005 include repurchase agreements of $4,900,000.

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Mid Cap Value Portfolio
Investment Income:
Interest	$66
Dividends	267
Foreign tax withheld	(1)
Total Investment Income	332
Expenses:
Advisory fees	136
Transfer agent fees and expenses	2
Registration fees	8
Custodian fees	8
Professional fees	10
Non-interested Trustees' fees and expenses	8
Distribution fees - Service Shares	41
Administrative service fees - Service Shares	16
System fees	9
Other expenses	4
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	242
Expense and Fee Offsets	–
Net Expenses	242
Net Investment Income/(Loss)	90
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,847
Net realized gain/(loss) from foreign currency transactions	–
Net realized gain/(loss) from futures contracts	20
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(700)
Net Realized and Unrealized Gain/(Loss) on Investments	1,167
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,257

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$90	$13
Net realized gain/(loss) from investment and foreign currency transactions	1,847	5,229
Net realized gain/(loss) from futures contracts	20	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(700)	611
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,257	5,853
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(25)	(23)
Service Shares	(44)	(6)
Net realized gain from investment transactions*
Institutional Shares	(985)	(253)
Service Shares	(3,623)	(799)
Net Decrease from Dividends and Distributions	(4,677)	(1,081)
Capital Share Transactions:
Shares sold
Institutional Shares	1,386	5,272
Service Shares	6,515	7,752
Reinvested dividends and distributions
Institutional Shares	1,010	277
Service Shares	3,667	804
Shares repurchased
Institutional Shares	(1,860)	(2,664)
Service Shares	(2,580)	(4,347)
Net Increase/(Decrease) from Capital Share Transactions	8,138	7,094
Net Increase/(Decrease) in Net Assets	4,718	11,866
Net Assets:
Beginning of period	41,564	29,698
End of period	$46,282	$41,564
Undistributed net investment income/(loss)*	$21	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Mid Cap Value Portfolio
and through each fiscal year or period ended December 31	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$15.54	$13.61	$10.07
Income from Investment Operations:
Net investment income/(loss)	.05	.04	.03
Net gain/(loss) on securities (both realized and unrealized)	.41	2.39	3.54
Total from Investment Operations	.46	2.43	3.57
Less Distributions:
Dividends (from net investment income)*	(.04)	(.04)	(.03)
Distributions (from capital gains)*	(1.59)	(.46)	–
Total Distributions	(1.63)	(.50)	(.03)
Net Asset Value, End of Period	$14.37	$15.54	$13.61
Total Return**	2.96%	18.19%	35.41%
Net Assets, End of Period (in thousands)	$9,915	$10,099	$6,070
Average Net Assets for the Period (in thousands)	$10,096	$8,108	$4,457
Ratio of Gross Expenses to Average Net Assets***(2)	0.87%	1.01%	1.25%
Ratio of Net Expenses to Average Net Assets***(2)	0.87%	1.01%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.70%	0.31%	0.46%
Portfolio Turnover Rate***	75%	92%	120%

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Mid Cap Value Portfolio
and through each fiscal year ended December 31	2005	2004	2003
Net Asset Value, Beginning of Period	$15.52	$13.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	– (3)	.02
Net gain/(loss) on securities (both realized and unrealized)	.40	2.37	3.60
Total from Investment Operations	.42	2.37	3.62
Less Distributions:
Dividends (from net investment income)*	(.02)	– (3)	(.01)
Distributions (from capital gains)*	(1.59)	(.46)	–
Total Distributions	(1.61)	(.46)	(.01)
Net Asset Value, End of Period	$14.33	$15.52	$13.61
Total Return**	2.70%	17.79%	36.24%
Net Assets, End of Period (in thousands)	$36,367	$31,465	$23,628
Average Net Assets for the Period (in thousands)	$32,807	$25,782	$14,025
Ratio of Gross Expenses to Average Net Assets***(2)	1.22%	1.36%	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.22%	1.36%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.34%	(0.05)%	0.20%
Portfolio Turnover Rate***	75%	92%	120%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2004.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 11

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Index	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Mid Cap Value Portfolio	$16,149

12 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares, which commenced operations on May 1, 2003 and December 31, 2002, respectively. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Perkins serves as subadviser to the Portfolio. As compensation for its services, Perkins receives directly a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment

14 Janus Aspen Series June 30, 2005

advisory fee but excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative service fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryover.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2004

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	Accumulated Capital Loss
Janus Aspen Mid Cap Value Portfolio(1)	$(811,360)	$(2,388,850)	$(640,042)	$(3,840,252)

(1) Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Value Portfolio	$640,042

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Value Portfolio	$41,319,073	$6,241,773	$(1,225,584)	$5,016,189

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2005 (unaudited)
and the fiscal year or period ended December 31	Institutional Shares			Service Shares
Portfolio	2005(1)	2004(1)	2003(2)	2005(1)	2004(1)	2003
Janus Aspen Mid Cap Value Portfolio	0.87%	1.01%	1.36%	1.22%	1.36%	1.90%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	90	371
Reinvested dividends and distributions	70	19
Shares repurchased	(120)	(186)
Net Increase/(Decrease) in Capital Share Transactions	40	204
Shares Outstanding, Beginning of Period	650	446
Shares Outstanding, End of Period	690	650
Transactions in Portfolio Shares – Service Shares
Shares sold	423	543
Reinvested dividends and distributions	255	57
Shares repurchased	(169)	(309)
Net Increase/(Decrease) in Capital Share Transactions	509	291
Shares Outstanding, Beginning of Period	2,028	1,737
Shares Outstanding, End of Period	2,537	2,028

16 Janus Aspen Series June 30, 2005

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Value Portfolio	$17,517,507	$14,329,898	$–	$–

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the

Janus Aspen Series June 30, 2005 17

Notes to Financial Statements (unaudited) (continued)

coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

18 Janus Aspen Series June 30, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its

Janus Aspen Series June 30, 2005 19

Additional Information (unaudited) (continued)

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft"

20 Janus Aspen Series June 30, 2005

commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Aspen Series June 30, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

22 Janus Aspen Series June 30, 2005

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that is used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2005 23

Notes

24 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/05)

C-0805-112  109-24-719 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Money Market Portfolio

Schedule of Investments	3

Statement of Assets and Liabilities	4

Statement of Operations	5

Statements of Changes in Net Assets	6

Financial Highlights	7

Notes to Schedule of Investments	8

Notes to Financial Statements	9

Additional Information	13

Explanations of Charts, Tables and Financial Statements	16

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears on page 2 of this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Average Annual Total Return
For the period ended June 30, 2005

Institutional Shares
Fiscal Year-to-Date	1.18%
1 Year	1.91%
5 Year	2.44%
10 Year	3.83%
Since Inception (May 1, 1995)	3.86%
Seven-Day Current Yield Institutional Shares:
With Reimbursement	2.83%
Without Reimbursement	2.62%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Total return includes reinvestment of dividends and capital gains.

Portfolio Expenses

The examples below show you the ongoing costs (in dollars) of investing in your portfolio and allow you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,011.80	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51

*Expenses are equal to the annualized expense ratio of 0.50% for Institutional Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Aspen Money Market
Portfolio (unaudited)

Portfolio Manager

Eric Thorderson

See "Explanations of Charts, Tables and Financial Statements."

Income may be subject to state or local taxes and to a limited extent certain federal tax.

The yield more closely reflects the current earnings of the Money Market Portfolio than the total return.

Total return includes reinvestment of dividends and capital gains.

Janus Capital has contractually agreed to waive each Portfolio's total operating expenses to the level indicated in the prospectus until at least March 1, 2006. Without such waivers, yields and total returns would have been lower.

See Notes to Schedules of Investments and Financial Statements.

2 Janus Aspen Series June 30, 2005

Janus Aspen Money Market Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Principal Amount		Value
Commercial Paper - 21.6%
$500,000	Bryant Park Funding LLC 3.03%, 7/6/05 (Section 4(2))	$499,790
500,000	Harrier Finance Funding 3.01%, 7/6/05 (144A)	499,791
500,000	K2 (USA) LLC 3.06%, 7/25/05 (144A)	498,980
600,000	Manhattan Asset Funding Company LLC 3.25%, 7/19/05 (Section 4(2))	599,025
627,000	Victory Receivables Corp. 3.12%, 8/1/05 (Section 4(2))	625,315
Total Commercial Paper (cost $2,722,901)		2,722,901
Repurchase Agreement - 24.5%
3,100,000	Nomura Securities International, Inc., 3.48% dated 6/30/05, maturing 7/1/05; to be repurchased at $3,100,300; collateralized by $7,847,079 in U.S. Government Agencies; 0% - 7.00%, 10/16/12 - 5/16/46 with a value of $3,162,000 (cost $3,100,000)	3,100,000
Taxable Variable Rate Demand Notes - 53.7%
300,000	Anaheim California Housing Authority Multifamily Housing Revenue (Cobblestone), 3.40%, 3/15/33	300,000
900,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell) Series B, 3.46%, 10/1/19	900,000
1,000,000	California Infrastructure and Economic Development, (International Raisins Project), Series B, 3.42%, 11/1/20	1,000,000
247,200	Campus Research Corp. 3.52%, 12/21/05	247,200
100,000	Colorado Housing and Finance Authority Economic Development Revenue, (De La Cruz Project), Series B, 3.46%, 10/1/05	100,000
1,510,000	Cunat Capital Corp. Series 1998-A, 3.61%, 12/1/28	1,510,000
810,000	Medical Properties, Inc., North Dakota (Dakota Clinic Project) 3.36%, 12/22/24	810,000
545,000	Ohio State Higher Education Facilities Revenue, (Columbus College Project) Series 2003A, 3.45%, 9/1/07	545,000
1,370,000	Post Properties, Ltd Series 2000, 3.40%, 7/1/20	1,370,000
Total Taxable Variable Rate Demand Notes (cost $6,782,200)		6,782,200
Total Investments (total cost $12,605,101) – 99.8%		12,605,101
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		28,515
Net Assets – 100%		$12,633,616

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 3

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Money Market Portfolio
Assets:
Investments at cost	$12,605
Investments at value	$12,605
Cash	49
Receivables:
Interest	24
Other assets	–
Total Assets	12,678
Liabilities:
Payables:
Dividends	–
Advisory fees	–
Transfer agent fees and expenses	–
Non-interested Trustees' fees and expenses	1
Accrued expenses	43
Total Liabilities	44
Net Assets	$12,634
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	12,634
Undistributed net investment income/(loss)*	3
Undistributed net realized gain/(loss) from investments	(3)
Total Net Assets	12,634
Net Assets - Institutional Shares	12,634
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,634
Net Asset Value Per Share	$1.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

4 Janus Aspen Series June 30, 2005

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Money Market Portfolio
Investment Income:
Income:
Interest	$178
Total Income	178
Expenses:
Advisory fees	15
Transfer agent fees and expenses	1
Custodian fees	3
Professional fees	5
Non-interested Trustees' fees and expenses	5
Distribution fees - Service Shares(1)	–
Legal fees	3
Printing expenses	5
System fees	10
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	47
Expense and Fee Offset	–
Net Expenses	47
Less: Excess Expense Reimbursement	(16)
Net Expenses after Expense Reimbursement	31
Net Investment Income/(Loss)	147
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	–
Net Realized Gain/(Loss) on Investments	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$147

(1)  Period January 1, 2005 to March 28, 2005 for Service Shares. See Note 1.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 5

Statement of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Money Market Portfolio
(all numbers in thousands)	2005(1)	2004
Operations:
Net investment income/(loss)	$147	$149
Net realized gain/(loss) from investment	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	147	149
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(147)	(149)
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(147)	(149)
Capital Share Transactions:
Shares sold
Institutional Shares	4,969	7,509
Service Shares	–	–
Reinvested dividends and distributions
Institutional Shares	147	149
Service Shares	–	–
Shares repurchased
Institutional Shares	(4,620)	(16,281)
Service Shares	(11)	–
Net Increase/(Decrease) from Capital Share Transactions	485	(8,623)
Net Increase/(Decrease) in Net Assets	485	(8,623)
Net Assets:
Beginning of period	12,149	20,772
End of period	$12,634	$12,149
Undistributed net investment income/(loss)*	$3	$3

(1) Period January 1, 2005 to March 28, 2005 for Service Shares. See Note 1.

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6 Janus Aspen Series June 30, 2005

Financial Highlights

Institutional Shares
For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Money Market Portfolio
and through each fiscal year or period ended December 31	2005	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.01	.01	.02	.04	.06
Net gain/(loss) on securities	–	– (1)	– (1)	–	–	–
Total from Investment Operations	.01	.01	.01	.02	.04	.06
Less Distributions:
Dividends (from net investment income)*	(.01)	(.01)	(.01)	(.02)	(.04)	(.06)
Distributions (from capital gains)*	–	– (1)	– (1)	–	–	–
Total Distributions	(.01)	(.01)	(.01)	(.02)	(.04)	(.06)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.18%	1.09%	0.86%	1.63%	4.22%	6.29%
Net Assets, End of Period (in thousands)	$12,634	$12,138	$20,761	$73,402	$100,231	$70,808
Average Net Assets for the Period (in thousands)	$12,344	$14,396	$31,124	$93,310	$96,524	$64,491
Ratio of Gross Expenses to Average Net Assets***(2)	0.50%	0.50%	0.50%	0.39%	0.34%	0.36%
Ratio of Net Expenses to Average Net Assets***(2)	0.50%	0.50%	0.50%	0.39%	0.34%	0.36%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.40%	1.04%	0.87%	1.63%	4.07%	6.13%

*  See Note 3 in Notes to Financial Statements.

  **  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Net gain/(loss) on securities and distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 7

Notes to Schedule of Investments (unaudited)

144	A	Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

Section 4(2)		Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

The interest rate for variable rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2005.

Money market portfolios may hold securities with stated maturities of greater than 397 days when those securities have features that allow a portfolio to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of the portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Money Market Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in short-term money market securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Institutional Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

On March 22, 2005, the Board of Trustees of Janus Aspen Series approved the liquidation of the Service Shares class of Money Market Portfolio. The sole shareholder holding Service Shares of the Portfolio subsequently redeemed its holdings. Accordingly, the Money Market Portfolio - Service Shares are no longer offered for sale to the public.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Prior to the liquidation of Service Shares, expenses were allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the

Janus Aspen Series June 30, 2005 9

Notes to Financial Statements (unaudited) (continued)

inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.25%.

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares that was in effect prior to the liquidation, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.50% of the Portfolio's respective average daily net assets until May 1, 2006.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Prior to the liquidation, Service Shares had adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorized payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets. The advisory fee is calculated daily and paid monthly.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

10 Janus Aspen Series June 30, 2005

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31	Institutional Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001	2000
Janus Aspen Money Market Portfolio	0.74%	0.98%	0.78%	0.39%	0.34%	0.36%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004 (all numbers in thousands)	Janus Aspen Money Market Portfolio
	2005	2004
Transactions in Portfolio Shares - Institutional Shares
Shares sold	4,969	7,509
Reinvested dividends and distributions	147	149
Shares repurchased	(4,620)	(16,281)
Net Increase/(Decrease) in Capital Share Transactions	496	(8,623)
Shares Outstanding, Beginning of Period	12,138	20,761
Shares Outstanding, End of Period	12,634	12,138
Transactions in Portfolio Shares - Service Shares(1)
Shares sold	–	–
Reinvested dividends and distributions	–	–
Shares repurchased	(11)	–
Net Increase/(Decrease) in Capital Share Transactions	(11)	–
Shares Outstanding, Beginning of Period	11	11
Shares Outstanding, End of Period	–	11

(1)  Period from January 1, 2005 through March 28, 2005 for Service Shares. See Note 1.

6. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five

Janus Aspen Series June 30, 2005 11

Notes to Financial Statements (unaudited) (continued)

consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

12 Janus Aspen Series June 30, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Janus Aspen Series June 30, 2005 13

Additional Information (unaudited) (continued)

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its

14 Janus Aspen Series June 30, 2005

affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Aspen Series June 30, 2005 15

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital. The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses and gains and losses on securities.

The first section in this statement, titled "Investment Income," reports the interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with

16 Janus Aspen Series June 30, 2005

total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises interest income earned on securities held by the Portfolio. Following is the total of realized gains. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

Janus Aspen Series June 30, 2005 17

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/05)

C-0805-112  109-24-708 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Risk-Managed Core Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Additional Information	20

Explanations of Charts, Tables and Financial Statements	23

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); services fees (where applicable) (and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative service fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Risk-Managed Core Portfolio
(unaudited)

Managed by INTECH

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six months ended June 30, 2005, Janus Aspen Risk-Managed Core Portfolio returned 2.98%. This compares to a 0.81% loss posted by the S&P 500® Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to actively participate in the market's upside without increasing risk along the way.

The Portfolio's mathematical investing process seeks to build a more efficient Portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long term while minimizing additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the Portfolio more efficient than the Index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance of the Index over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient Portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen Risk-Managed Core Portfolio.

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
Exxon Mobil Corp.	1.7%	1.8%
BB&T Corp.	1.7%	–
Bank of America Corp.	1.5%	1.2%
Regions Financial Corp.	1.4%	0.2%
General Electric Co.	1.3%	1.2%
Johnson & Johnson	1.0%	0.9%
Burlington Northern Santa Fe Corp.	1.0%	0.0%
Aetna, Inc.	1.0%	1.0%
Starbucks Corp.	0.9%	1.0%
Apple Computer, Inc.	0.9%	0.3%

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

2 Janus Aspen Series June 30, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Aspen Risk-Managed Core Portfolio – Service Shares	2.98%	13.00%	18.09%
S&P 500® Index	(0.81)%	6.32%	13.47%
Lipper Ranking – based on total returns for Variable Annuity Multi-Cap Core Funds	N/A	12/139	23/126

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date - January 2, 2003

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05) *
Actual	$1,000.00	$1,029.80	$6.74
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.71

*Expenses are equal to the annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Aspen Series June 30, 2005 3

Janus Aspen Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 98.8%
Advertising Agencies - 0%
100	Omnicom Group, Inc.	$7,986
Aerospace and Defense - 2.9%
1,900	Boeing Co.	125,400
600	General Dynamics Corp.	65,724
1,300	Lockheed Martin Corp.	84,331
800	Northrop Grumman Corp.	44,200
3,300	Raytheon Co.	129,096
1,700	Rockwell Collins, Inc.	81,056
		529,807
Aerospace and Defense - Equipment - 0.4%
900	B.F. Goodrich Co.	36,864
700	United Technologies Corp.	35,945
		72,809
Agricultural Operations - 1.3%
4,700	Archer-Daniels-Midland Co.	100,486
2,200	Monsanto Co.	138,314
		238,800
Airlines - 0%
500	Southwest Airlines Co.	6,965
Apparel Manufacturers - 0.6%
1,000	Liz Claiborne, Inc.	39,760
1,100	V. F. Corp.	62,942
		102,702
Applications Software - 0.9%
200	Citrix Systems, Inc.*	4,332
900	Intuit, Inc.*	40,599
4,400	Microsoft Corp.	109,296
		154,227
Athletic Footwear - 0.2%
200	NIKE, Inc. - Class B	17,320
400	Reebok International, Ltd.	16,732
		34,052
Automotive - Medium and Heavy Duty Trucks - 0.2%
400	PACCAR, Inc.	27,200
Automotive - Truck Parts and Equipment - Original - 0.3%
800	Johnson Controls, Inc.	45,064
Beverages - Non-Alcoholic - 0.3%
900	Pepsi Bottling Group, Inc.	25,749
500	PepsiCo, Inc.	26,965
		52,714
Beverages - Wine and Spirits - 0%
100	Brown-Forman Corp. - Class B	6,046
Brewery - 0.1%
200	Anheuser-Busch Companies, Inc.	9,150
200	Molson Coors Brewing Co. - Class B	12,400
		21,550
Building - Residential and Commercial - 0.3%
700	KB Home	53,361
Building and Construction Products - Miscellaneous - 0.9%
3,000	Masco Corp.	95,280
900	Vulcan Materials Co.	58,491
		153,771

Shares or Principal Amount		Value
Building Products - Air and Heating - 0.2%
900	American Standard Companies, Inc.	$37,728
Cable Television - 0.1%
300	Comcast Corp. - Class A*	9,210
Casino Hotels - 0.3%
800	Harrah's Entertainment, Inc.	57,656
Cellular Telecommunications - 0.1%
500	Nextel Communications, Inc. - Class A*	16,155
Chemicals - Diversified - 0.6%
500	Dow Chemical Co.	22,265
100	E.I. du Pont de Nemours and Co.	4,301
900	PPG Industries, Inc.	56,484
700	Rohm & Haas Co.	32,438
		115,488
Chemicals - Specialty - 1.0%
300	Ashland, Inc.*	21,561
1,100	Eastman Chemical Co.	60,665
2,100	Ecolab, Inc.	67,956
100	Engelhard Corp.	2,855
100	Great Lakes Chemical Corp.	3,147
1,500	Hercules, Inc.*	21,225
100	Sigma-Aldrich Corp.	5,604
		183,013
Coatings and Paint Products - 0.3%
1,300	Sherwin-Williams Co.	61,217
Commercial Banks - 6.6%
2,300	AmSouth Bancorporation	59,800
7,900	BB&T Corp.	315,762
1,100	Compass Bancshares, Inc.	49,500
1,400	M&T Bank Corp.	147,224
100	Marshall & Ilsley Corp.	4,445
4,300	North Fork Bancorporation, Inc.	120,787
7,500	Regions Financial Corp.	254,100
4,800	Synovus Financial Corp.	137,616
1,300	Zions Bancorporation*	95,589
		1,184,823
Commercial Services - Finance - 0.6%
500	Equifax, Inc.	17,855
100	H&R Block, Inc.	5,835
1,800	Moody's Corp.	80,928
		104,618
Computer Aided Design - 0.5%
2,800	Autodesk, Inc.	96,236
Computer Services - 0.3%
600	Computer Sciences Corp.*	26,220
600	Electronic Data Systems Corp.	11,550
700	SunGard Data Systems, Inc.*	24,619
		62,389
Computers - 1.3%
4,200	Apple Computer, Inc.*	154,602
1,700	Dell, Inc.*	67,167
200	Hewlett-Packard Co.	4,702
		226,471
Computers - Integrated Systems - 0.5%
2,700	NCR Corp.*	94,824

See Notes to Schedule of Investments and Financial Statements.

4 Janus Aspen Series June 30, 2005

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Computers - Memory Devices - 0.2%
600	EMC Corp.*	$8,226
1,300	Network Appliance, Inc.*	36,751
		44,977
Computers - Peripheral Equipment - 0.1%
200	Lexmark International Group, Inc. - Class A*	12,966
Consumer Products - Miscellaneous - 1.1%
1,700	Clorox Co.	94,724
600	Fortune Brands, Inc.	53,280
800	Kimberly-Clark Corp.	50,072
		198,076
Containers - Metal and Glass - 0.2%
1,100	Ball Corp.	39,556
Containers - Paper and Plastic - 0%
100	Pactiv Corp.*	2,158
Cosmetics and Toiletries - 1.9%
350	Alberto-Culver Co.	15,166
1,900	Avon Products, Inc.	71,915
2,700	Gillette Co.	136,701
2,400	Procter & Gamble Co.	126,600
		350,382
Cruise Lines - 0.2%
800	Carnival Corp. (U.S. Shares)	43,640
Data Processing and Management - 0.7%
1,200	Automatic Data Processing, Inc.	50,364
1,800	First Data Corp.	72,252
100	VERITAS Software Corp.*	2,440
		125,056
Disposable Medical Products - 0.4%
1,000	C.R. Bard, Inc.	66,510
Distribution/Wholesale - 1.0%
2,700	Genuine Parts Co.	110,943
1,100	W.W. Grainger, Inc.	60,269
		171,212
Diversified Operations - 4.3%
700	3M Co.	50,610
100	Cooper Industries, Ltd. - Class A	6,390
2,000	Danaher Corp.	104,680
200	Eaton Corp.	11,980
6,600	General Electric Co.	228,690
1,300	Honeywell International, Inc.	47,619
300	Illinois Tool Works, Inc.	23,904
400	ITT Industries, Inc.	39,052
2,400	Leggett & Platt, Inc.	63,792
600	Parker Hannifin Corp.	37,206
1,900	Textron, Inc.	144,115
700	Tyco International, Ltd. (U.S. Shares)	20,440
		778,478
Diversified Operations - Commercial Services - 0%
200	Cendant Corp.	4,474
Drug Delivery Systems - 0.1%
600	Hospira, Inc.*	23,400
E-Commerce/Services - 0.4%
2,200	eBay, Inc.*	72,622

Shares or Principal Amount		Value
Electric - Generation - 0%
200	AES Corp.*	$3,276
Electric - Integrated - 6.1%
1,200	Allegheny Energy, Inc.*	30,264
1,000	Ameren Corp.	55,300
600	American Electric Power Company, Inc.	22,122
100	Cinergy Corp.	4,482
300	CMS Energy Corp.*	4,518
900	Consolidated Edison, Inc.	42,156
200	Constellation Energy Group, Inc.	11,538
800	Dominion Resources, Inc.	58,712
300	DTE Energy Co.	14,031
1,000	Duke Energy Corp.	29,730
3,800	Edison International	154,089
700	Entergy Corp.	52,885
2,000	Exelon Corp.	102,660
400	FirstEnergy Corp.	19,244
500	FPL Group, Inc.	21,030
3,500	PG&E Corp.	131,390
800	Pinnacle West Capital Corp.	35,560
400	PPL Corp.	23,752
900	Public Service Enterprise Group, Inc.	54,738
1,200	Southern Co.	41,604
1,900	TECO Energy, Inc.	35,929
1,600	TXU Corp.	132,944
1,700	Xcel Energy, Inc.	33,184
		1,111,862
Electronic Components - Semiconductors - 0.1%
500	Advanced Micro Devices, Inc.*	8,670
100	NVIDIA Corp.*	2,672
500	QLogic Corp.*	15,435
		26,777
Electronic Forms - 0.1%
600	Adobe Systems, Inc.	17,172
Electronics - Military - 0%
100	L-3 Communications Holdings, Inc.	7,658
Engineering - Research and Development Services - 0.1%
300	Fluor Corp.	17,277
Engines - Internal Combustion - 0.1%
300	Cummins, Inc.	22,383
Enterprise Software/Services - 0.1%
100	Computer Associates International, Inc.	2,748
1,300	Oracle Corp.*	17,160
		19,908
Entertainment Software - 0.1%
400	Electronic Arts, Inc.*	22,644
Fiduciary Banks - 0.4%
1,000	Bank of New York Company, Inc.	28,780
600	Northern Trust Corp.	27,354
300	State Street Corp.	14,475
		70,609
Filtration and Separations Products - 0.1%
600	Pall Corp.	18,216
Finance - Consumer Loans - 0.6%
2,000	SLM Corp.	101,600

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Finance - Credit Card - 0.3%
800	American Express Co.	$42,584
100	Capital One Financial Corp.	8,001
500	Providian Financial Corp.*	8,815
		59,400
Finance - Investment Bankers/Brokers - 1.6%
200	Bear Stearns Companies, Inc.	20,788
2,700	Charles Schwab Corp.	30,456
2,500	Citigroup, Inc.	115,575
300	Goldman Sachs Group, Inc.	30,606
1,912	JP Morgan Chase & Co.	67,532
200	Lehman Brothers Holdings, Inc.	19,856
100	Merrill Lynch & Company, Inc.	5,501
		290,314
Finance - Mortgage Loan Banker - 0.3%
1,498	Countrywide Financial Corp.	57,838
Financial Guarantee Insurance - 0.4%
600	Ambac Financial Group, Inc.	41,856
400	MGIC Investment Corp.	26,088
		67,944
Food - Confectionary - 1.3%
2,000	Hershey Foods Corp.	124,200
1,500	Wm. Wrigley Jr. Co.	103,260
		227,460
Food - Diversified - 1.2%
400	Campbell Soup Co.	12,308
1,700	ConAgra Foods, Inc.	39,372
100	General Mills, Inc.	4,679
900	Kellogg Co.	39,996
1,500	McCormick & Company, Inc.	49,020
3,400	Sara Lee Corp.	67,354
		212,729
Food - Retail - 0%
200	Albertson's, Inc.	4,136
Food - Wholesale/Distribution - 0.1%
400	Supervalu, Inc.	13,044
300	Sysco Corp.	10,857
		23,901
Forestry - 0.4%
1,700	Plum Creek Timber Company, Inc.	61,710
100	Weyerhaeuser Co.	6,365
		68,075
Gas - Distribution - 0.5%
500	KeySpan Corp.	20,350
300	Nicor, Inc.	12,351
1,200	Sempra Energy Co.	49,572
		82,273
Gold Mining - 0%
100	Newmont Mining Corp.	3,903
Health Care Cost Containment - 0%
200	McKesson Corp.	8,958
Home Decoration Products - 0.3%
1,900	Newell Rubbermaid, Inc.	45,296

Shares or Principal Amount		Value
Hotels and Motels - 1.3%
1,900	Hilton Hotels Corp.	$45,315
900	Marriott International, Inc. - Class A	61,398
2,300	Starwood Hotels & Resorts Worldwide, Inc.	134,711
		241,424
Human Resources - 0.1%
700	Robert Half International, Inc.	17,479
Identification Systems and Devices - 0%
600	Symbol Technologies, Inc.	5,922
Industrial Automation and Robotics - 0.4%
1,400	Rockwell Automation, Inc.	68,194
Industrial Gases - 0.2%
500	Air Products and Chemicals, Inc.	30,150
200	Praxair, Inc.	9,320
		39,470
Instruments - Scientific - 0%
100	Waters Corp.*	3,717
Insurance Brokers - 0%
100	Aon Corp.	2,504
Internet Security - 0.1%
600	Symantec Corp.*	13,044
Investment Management and Advisory Services - 0.8%
100	Federated Investors, Inc. - Class B	3,001
1,600	Franklin Resources, Inc.	123,168
300	T. Rowe Price Group, Inc.	18,780
		144,949
Leisure and Recreation Products - 0.2%
700	Brunswick Corp.	30,324
Life and Health Insurance - 1.0%
100	AFLAC, Inc.	4,328
1,000	CIGNA Corp.	107,030
400	Lincoln National Corp.	18,768
100	Principal Financial Group, Inc.	4,190
200	Prudential Financial, Inc.	13,132
300	Torchmark Corp.	15,660
900	UnumProvident Corp.	16,488
		179,596
Linen Supply and Related Items - 0%
100	Cintas Corp.	3,860
Machinery - Construction and Mining - 0.1%
100	Caterpillar, Inc.	9,531
Medical - Biomedical and Genetic - 0.2%
200	Amgen, Inc.*	12,092
300	Biogen Idec, Inc.*	10,335
200	Genzyme Corp.*	12,018
		34,445
Medical - Drugs - 1.3%
500	Abbott Laboratories	24,505
500	Bristol-Myers Squibb Co.	12,490
600	MedImmune, Inc.*	16,032
300	Merck & Company, Inc.	9,240
1,720	Pfizer, Inc.	47,438
4,100	Schering-Plough Corp.	78,146
900	Wyeth	40,050
		227,901

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Medical - Generic Drugs - 0.1%
700	Watson Pharmaceuticals, Inc.*	$20,692
Medical - HMO - 2.4%
2,100	Aetna, Inc.	173,922
1,700	Humana, Inc.*	67,558
2,000	UnitedHealth Group, Inc.	104,280
1,200	WellPoint, Inc.*	83,568
		429,328
Medical - Hospitals - 0.4%
900	HCA, Inc.	51,003
1,000	Health Management Associates, Inc. - Class A	26,180
300	Tenet Healthcare Corp.*	3,672
		80,855
Medical - Nursing Homes - 0.1%
600	Manor Care, Inc.	23,838
Medical - Wholesale Drug Distributors - 0.2%
500	AmerisourceBergen Corp.	34,575
Medical Instruments - 1.4%
1,900	Guidant Corp.	127,870
1,000	Medtronic, Inc.	51,790
1,500	St. Jude Medical, Inc.*	65,415
		245,075
Medical Labs and Testing Services - 0.6%
500	Laboratory Corporation of America Holdings*	24,950
1,400	Quest Diagnostics, Inc.	74,578
		99,528
Medical Products - 2.4%
1,300	Baxter International, Inc.	48,230
1,900	Becton, Dickinson and Co.	99,693
2,800	Johnson & Johnson	182,000
700	Stryker Corp.	33,292
800	Zimmer Holdings, Inc.*	60,936
		424,151
Motorcycle and Motor Scooter Manufacturing - 0%
100	Harley-Davidson, Inc.	4,960
Multi-Line Insurance - 2.0%
1,400	Allstate Corp.	83,650
100	American International Group, Inc.	5,810
300	Hartford Financial Services Group, Inc.	22,434
1,900	Loews Corp.	147,250
2,000	MetLife, Inc.	89,880
100	XL Capital, Ltd. - Class A	7,442
		356,466
Multimedia - 0.6%
500	McGraw-Hill Companies, Inc.	22,125
4,400	News Corporation, Inc. - Class A	71,192
200	Viacom, Inc. - Class B	6,404
		99,721
Networking Products - 0.1%
700	Cisco Systems, Inc.*	13,377
Office Automation and Equipment - 0.2%
900	Pitney Bowes, Inc.	39,195
200	Xerox Corp.*	2,758
		41,953

Shares or Principal Amount		Value
Office Supplies and Forms - 0.1%
300	Avery Dennison Corp.	$15,888
Oil - Field Services - 0.9%
1,000	Baker Hughes, Inc.	51,160
400	BJ Services Co.	20,992
1,700	Halliburton Co.	81,294
200	Schlumberger, Ltd. (U.S. Shares)	15,188
		168,634
Oil and Gas Drilling - 0.5%
200	Nabors Industries, Ltd.*	12,124
100	Noble Corp.	6,151
1,200	Transocean, Inc.*	64,764
		83,039
Oil Companies - Exploration and Production - 2.7%
600	Anadarko Petroleum Corp.	49,290
440	Apache Corp.	28,424
2,700	Burlington Resources, Inc.	149,148
900	Devon Energy Corp.	45,612
1,800	EOG Resources, Inc.	102,240
896	Kerr-McGee Corp.	68,374
700	Unocal Corp.	45,535
		488,623
Oil Companies - Integrated - 4.4%
900	Amerada Hess Corp.	95,859
1,500	Chevron Corp.	83,880
2,600	ConocoPhillips	149,474
5,500	Exxon Mobil Corp.	316,085
300	Marathon Oil Corp.	16,011
1,700	Occidental Petroleum Corp.	130,781
		792,090
Oil Refining and Marketing - 0.8%
300	Sunoco, Inc.	34,104
1,300	Valero Energy Corp.	102,843
		136,947
Optical Supplies - 0.1%
100	Bausch & Lomb, Inc.	8,300
Paper and Related Products - 0.3%
1,600	MeadWestvaco Corp.	44,864
200	Temple-Inland, Inc.	7,430
		52,294
Pharmacy Services - 0.3%
100	Caremark Rx, Inc.*	4,452
917	Medco Health Solutions, Inc.*	48,931
		53,383
Photo Equipment and Supplies - 0.3%
2,300	Eastman Kodak Co.	61,755
Pipelines - 0.2%
200	El Paso Corp.	2,304
500	Kinder Morgan, Inc.	41,600
		43,904
Power Converters and Power Supply Equipment - 0.1%
900	American Power Conversion Corp.	21,231
Printing - Commercial - 0.3%
1,400	R.R. Donnelley & Sons Co.	48,314

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 7

Janus Aspen Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Property and Casualty Insurance - 1.0%
300	Chubb Corp.	$25,683
900	Progressive Corp.	88,929
1,100	SAFECO Corp.	59,774
100	St. Paul Travelers Companies, Inc.	3,953
		178,339
Publishing - Newspapers - 0.1%
200	Gannett Company, Inc.	14,226
REIT - Apartments - 1.4%
1,500	Apartment Investment & Management Co. - Class A	61,380
2,800	Archstone-Smith Trust, Inc.	108,136
2,100	Equity Residential Properties Trust	77,322
		246,838
REIT - Office Property - 0.2%
900	Equity Office Properties Trust	29,790
REIT - Regional Malls - 0.4%
1,100	Simon Property Group, Inc.	79,739
REIT - Warehouse and Industrial - 0.4%
1,800	ProLogis	72,432
Retail - Apparel and Shoe - 0.7%
200	Gap, Inc.	3,950
3,200	Limited, Inc.	68,544
700	Nordstrom, Inc.	47,579
		120,073
Retail - Auto Parts - 0.1%
100	AutoZone, Inc.*	9,246
Retail - Automobile - 0.2%
1,300	Auto Nation, Inc.*	26,676
Retail - Bedding - 0%
100	Bed Bath & Beyond, Inc.*	4,178
Retail - Building Products - 0.3%
800	Home Depot, Inc.	31,120
300	Lowe's Companies, Inc.	17,466
		48,586
Retail - Consumer Electronics - 0%
200	Circuit City Stores, Inc.	3,458
Retail - Discount - 1.4%
300	Big Lots, Inc.*	3,972
2,100	Costco Wholesale Corp.	94,122
1,300	Dollar General Corp.	26,468
1,100	Target Corp.	59,851
1,300	Wal-Mart Stores, Inc.	62,660
		247,073
Retail - Drug Store - 0.7%
2,700	CVS Corp.	78,489
1,200	Walgreen Co.	55,188
		133,677
Retail - Major Department Stores - 0.8%
900	J.C. Penney Company, Inc.	47,322
800	May Department Stores Co.	32,128
488	Sears Holdings Corp.*	73,137
		152,587
Retail - Office Supplies - 0%
150	Staples, Inc.	3,198

Shares or Principal Amount		Value
Retail - Regional Department Stores - 0.8%
1,000	Dillard's, Inc. - Class A	$23,420
300	Federated Department Stores, Inc.	21,984
1,800	Kohl's Corp.*	100,638
		146,042
Retail - Restaurants - 1.7%
1,200	Darden Restaurants, Inc.	39,576
1,700	McDonald's Corp.	47,175
3,100	Starbucks Corp.*	160,146
100	Wendy's International, Inc.	4,765
900	Yum! Brands, Inc.	46,872
		298,534
Retail - Toy Store - 0.3%
2,300	Toys R Us, Inc.*	60,904
Rubber - Tires - 0.1%
100	Cooper Tire & Rubber Co.	1,857
1,600	Goodyear Tire & Rubber Co.*	23,840
		25,697
Savings/Loan/Thrifts - 0.6%
1,400	Golden West Financial Corp.	90,132
800	Sovereign Bancorp, Inc.	17,872
		108,004
Schools - 0.1%
200	Apollo Group, Inc. - Class A*	15,644
Semiconductor Components/Integrated Circuits - 0.1%
300	Linear Technology Corp.	11,007
Steel - Producers - 0.5%
1,900	Nucor Corp.	86,678
Steel - Specialty - 0%
200	Allegheny Technologies, Inc.	4,412
Super-Regional Banks - 4.5%
6,076	Bank of America Corp.	277,127
1,400	Comerica, Inc.	80,920
800	Huntington Bancshares, Inc.	19,312
400	KeyCorp	13,260
3,300	National City Corp.	112,596
1,200	SunTrust Banks, Inc.	86,688
1,200	U.S. Bancorp	35,040
2,312	Wachovia Corp.	114,675
1,100	Wells Fargo & Co.	67,738
		807,356
Telecommunication Equipment - 0.1%
400	Comverse Technology, Inc.*	9,460
Telephone - Integrated - 2.5%
800	ALLTEL Corp.	49,824
3,800	AT&T Corp.	72,352
600	BellSouth Corp.	15,942
1,800	CenturyTel, Inc.	62,334
4,600	Citizens Communications Co.	61,824
1,800	SBC Communications, Inc.	42,750
1,000	Sprint Corp.	25,090
3,700	Verizon Communications, Inc.	127,835
		457,951
Therapeutics - 0.1%
200	Gilead Sciences, Inc.*	8,798

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2005

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Tobacco - 1.4%
900	Altria Group, Inc.	$58,194
1,300	Reynolds American, Inc.	102,440
2,100	UST, Inc.	95,886
		256,520
Tools - Hand Held - 0.8%
1,300	Black & Decker Corp.	116,805
400	Stanley Works	18,216
		135,021
Transportation - Railroad - 2.2%
3,700	Burlington Northern Santa Fe Corp.	174,196
1,300	CSX Corp.	55,458
3,700	Norfolk Southern Corp.	114,552
900	Union Pacific Corp.	58,320
		402,526
Transportation - Services - 1.5%
1,500	FedEx Corp.	121,515
800	Ryder System, Inc.	29,280
1,700	United Parcel Service, Inc. - Class B	117,572
		268,367
Travel Services - 0%
100	Sabre Group Holdings, Inc.	1,995
Web Portals/Internet Service Providers - 0.5%
2,600	Yahoo!, Inc.*	90,090
Wireless Equipment - 0.5%
2,900	QUALCOMM, Inc.	95,729
Total Common Stock (cost $16,370,829)		17,814,130
Repurchase Agreement - 0.6%
$100,000	Banc of America Securities LLC, 3.4575% dated 6/30/05, maturing 7/1/05; to be repurchased at $100,010; collateralized by $606,765 in U.S. Government Agencies 0% - 16.239%, 6/15/18 - 7/25/35; with a value of $102,000 (cost $100,000)	100,000
Total Investments (total cost $16,470,829) – 99.4%		17,914,130
Cash, Receivables and Other Assets, net of Liabilities - 0.6%		106,677
Net Assets – 100%		$18,020,807

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$38,954	0.2%
Cayman Islands	78,357	0.4%
Netherlands	15,188	0.1%
Panama	43,640	0.3%
United States††	17,737,991	99.0%
Total	$17,914,130	100.0%

††Includes Short-Term Securities (98.5% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 9

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Risk-Managed Core Portfolio
Assets:
Investments at cost	$16,471
Investments at value	$17,914
Cash	108
Receivables:
Portfolio shares sold	38
Dividends	24
Interest	–
Other assets	–
Total Assets	18,084
Liabilities:
Payables:
Portfolio shares repurchased	3
Advisory fees	8
Transfer agent fees and expenses	–
Administrative service fees - Service Shares	2
Distribution fees - Service Shares	4
Non-interested Trustees' fees and expenses	4
Accrued expenses	42
Total Liabilities	63
Net Assets	$18,021
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$14,721
Undistributed net investment income/(loss)*	7
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	1,850
Unrealized appreciation/(depreciation) of investments and foreign currency translations	1,443
Total Net Assets	$18,021
Net Assets - Service Shares	$18,021
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,324
Net Asset Value Per Share	$13.61

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Risk-Managed Core Portfolio
Investment Income:
Interest	$3
Dividends	174
Total Investment Income	177
Expenses:
Advisory fees	51
Transfer agent fees and expenses	1
Custodian fees	13
System fees	8
Printing expenses	5
Professional fees	13
Non-interested Trustees' fees and expenses	8
Distribution fees - Service Shares	26
Administrative service fees - Service Shares	10
Other expenses	2
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	137
Expense and Fee Offset	–
Net Expenses	137
Net Investment Income/(Loss)	40
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,858
Net realized gain/(loss) from foreign currency transactions	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(1,262)
Net Realized and Unrealized Gain/(Loss) on Investments	596
Net Increase/(Decrease) in Net Assets Resulting from Operations	$636

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 11

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Risk-Managed Core Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$40	$21
Net realized gain/(loss) from investment and foreign currency transactions	1,858	1,846
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(1,262)	801
Net Increase/(Decrease) in Net Assets Resulting from Operations	636	2,668
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	(35)	(20)
Net realized gain from investment transactions*
Service Shares	(475)	(1,473)
Net Decrease from Dividends and Distributions	(510)	(1,493)
Capital Share Transactions:
Shares sold
Service Shares	4,474	9,682
Reinvested dividends and distributions
Service Shares	510	1,493
Shares repurchased
Service Shares	(7,769)	(3,007)
Net Increase/(Decrease) from Capital Share Transactions	(2,785)	8,168
Net Increase/(Decrease) in Net Assets	(2,659)	9,343
Net Assets:
Beginning of period	20,680	11,337
End of period	$18,021	$20,680
Undistributed net investment income/(loss)*	$7	$2

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2005

Financial Highlights

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Risk-Managed Core Portfolio
and through each fiscal year or period ended December 31	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$13.60	$12.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	.02	– (2)
Net gain/(loss) on securities (both realized and unrealized)	.38	2.16	2.50
Total from Investment Operations	.41	2.18	2.50
Less Distributions:
Dividends (from net investment income)*	(.03)	(.01)	–
Distributions (from capital gains)*	(.37)	(1.06)	(.01)
Total Distributions	(.40)	(1.07)	(.01)
Net Asset Value, End of Period	$13.61	$13.60	$12.49
Total Return**	2.98%	17.55%	24.99%
Net Assets, End of Period (in thousands)	$18,021	$20,680	$11,337
Average Net Assets for the Period (in thousands)	$20,708	$15,270	$8,414
Ratio of Gross Expenses to Average Net Assets***(3)	1.34%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.34%	1.43%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.39%	0.14%	0%
Portfolio Turnover Rate***	97%	84%	61%

   *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended.

(3)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*Non-income-producing security.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

14 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Risk-Managed Core Portfolio (formerly named Janus Aspen Risk-Managed Large Cap Core Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. The Portfolio began investment operations on January 2, 2003. During the six-month period ended June 30, 2005, $4,098,491 was withdrawn from the Portfolio. As of June 30, 2005, $3,401,509 of seed capital is invested in the Portfolio.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of contingent assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to the Service Shares, the administrative service fee applicable to service shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio.

16 Janus Aspen Series June 30, 2005

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fees offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Risk-Managed Core Portfolio	$16,503,787	$1,742,578	$(332,235)	$1,410,343

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year or period ended December 31	Service Shares
Portfolio	2005(1)	2004(1)	2003(2)
Janus Aspen Risk-Managed Core Portfolio	1.34%	1.43%	2.62%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

Janus Aspen Series June 30, 2005 17

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004 (all numbers in thousands)	Janus Aspen Risk-Managed Core Portfolio
	2005	2004
Transactions in Portfolio Shares – Service Shares
Shares sold	328	735
Reinvested dividends and distributions	37	110
Shares repurchased	(562)	(232)
Net Increase/(Decrease) in Capital Share Transactions	(197)	613
Shares Outstanding, Beginning of Period	1,521	908
Shares Outstanding, End of Period	1,324	1,521

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005 (unaudited), the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended
June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Risk-Managed Core Portfolio	$9,753,228	$13,121,258	$–	$–

18 Janus Aspen Series June 30, 2005

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

Janus Aspen Series June 30, 2005 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from

20 Janus Aspen Series June 30, 2005

the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately

Janus Aspen Series June 30, 2005 21

Additional Information (unaudited) (continued)

serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

22 Janus Aspen Series June 30, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series June 30, 2005 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (08/05)

C-0805-112  109-24-718 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Risk-Managed Growth Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Schedule of Investments	15

Notes to Financial Statements	16

Additional Information	21

Explanations of Charts, Tables and Financial Statements	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative service fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Risk-Managed Growth Portfolio
(unaudited)

Performance Overview

For the six months ended June 30, 2005, Janus Aspen Risk-Managed Growth Portfolio declined 0.35%. This compares to a 1.72% loss posted by the Russell 1000® Growth Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to actively participate in the market's upside without increasing risk along the way.

The Portfolio's mathematical investing process seeks to build a more efficient Portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long term while minimizing additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the Portfolio more efficient than the Index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance of the Index over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient Portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen Risk-Managed Growth Portfolio.

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
General Electric Co.	3.1%	2.9%
Microsoft Corp.	2.0%	1.5%
Johnson & Johnson	1.6%	1.6%
United Parcel Service, Inc. - Class B	1.3%	0.2%
UnitedHealth Group, Inc.	1.3%	1.0%
Starbucks Corp.	1.2%	1.4%
Chicago Mercantile Exchange Holdings, Inc.	1.1%	0.2%
Hershey Foods Corp.	1.1%	0.8%
Black & Decker Corp.	1.1%	0.7%
Synovus Financial Corp.	1.1%	–%

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

2 Janus Aspen Series June 30, 2005

Janus Aspen Risk-Managed Growth Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Aspen Risk-Managed Growth Portfolio - Service Shares	(0.35)%	5.35%	14.45%
Russell 1000® Growth Index	(1.72)%	1.68%	11.47%
Lipper Ranking - Service Shares based on total returns for Variable Annuity Mid-Cap Growth Funds	N/A	54/106	57/96

Managed by
INTECH

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – January 2, 2003

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$996.50	$7.18
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

*Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

There is no assurance that the investment process will consistently lead to successful investing.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2006. Without such waivers total returns would have been lower.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Aspen Series June 30, 2005 3

Janus Aspen Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 99.3%
Advertising Agencies - 0.1%
100	Omnicom Group, Inc.	$7,986
Advertising Sales - 0.1%
200	Lamar Advertising Co.*	8,554
Advertising Services - 0.1%
100	Getty Images, Inc.*	7,426
Aerospace and Defense - 2.2%
1,700	Boeing Co.	112,200
600	Lockheed Martin Corp.	38,922
100	Raytheon Co.	3,912
1,400	Rockwell Collins, Inc.	66,752
100	Titan Corp.	2,274
		224,060
Aerospace and Defense - Equipment - 0.5%
200	B.F. Goodrich Co.	8,192
900	United Technologies Corp.	46,215
		54,407
Agricultural Operations - 0.2%
300	Monsanto Co.	18,861
Airlines - 0.2%
300	JetBlue Airways Corp.*	6,132
800	Southwest Airlines Co.	11,144
		17,276
Apparel Manufacturers - 0.2%
400	Coach, Inc.*	13,428
200	Quiksilver, Inc.*	3,196
		16,624
Applications Software - 2.5%
1,000	Intuit, Inc.*	45,110
8,200	Microsoft Corp.	203,688
100	Salesforce.com, Inc.	2,048
100	Siebel Systems, Inc.	890
		251,736
Athletic Footwear - 0.3%
300	NIKE, Inc. - Class B	25,980
100	Reebok International, Ltd.	4,183
		30,163
Audio and Video Products - 0.3%
400	Harman International Industries, Inc.	32,544
Automotive - Medium and Heavy Duty Trucks - 0.4%
300	Oshkosh Truck Corp.	23,484
200	PACCAR, Inc.	13,600
		37,084
Automotive - Truck Parts and Equipment - Original - 0.4%
100	Borg-Warner Automotive, Inc.	5,367
700	Johnson Controls, Inc.	39,431
		44,798
Batteries and Battery Systems - 0.2%
400	Energizer Holdings, Inc.*	24,868
Beverages - Non-Alcoholic - 1.0%
300	Coca-Cola Co.	12,525
1,300	Pepsi Bottling Group, Inc.	37,193
1,100	PepsiCo, Inc.	59,323
		109,041

Shares or Principal Amount		Value
Beverages - Wine and Spirits - 0%
100	Constellation Brands, Inc. - Class A	$2,950
Brewery - 0.3%
800	Anheuser-Busch Companies, Inc.	36,600
Broadcast Services and Programming - 0.3%
500	Liberty Global, Inc. - Class A*	23,335
800	Liberty Media Corp. - Class A*	8,152
		31,487
Building - Residential and Commercial - 1.5%
400	Hovnanian Enterprises, Inc.*	26,080
100	KB Home	7,623
100	Lennar Corp.	6,345
30	M.D.C. Holdings, Inc.	2,468
100	NVR, Inc.*	81,000
100	Ryland Group, Inc.	7,587
300	Toll Brothers, Inc.*	30,465
		161,568
Building and Construction Products - Miscellaneous - 0.2%
600	Masco Corp.	19,056
100	Vulcan Materials Co.	6,499
		25,555
Building Products - Air and Heating - 0.5%
1,300	American Standard Companies, Inc.	54,496
Building Products - Cement and Aggregate - 0.1%
100	Florida Rock Industries, Inc.	7,335
100	Martin Marietta Materials, Inc.	6,912
		14,247
Cable Television - 0.5%
200	Cablevision Systems New York Group - Class A*	6,440
1,600	Comcast Corp. - Class A*	49,120
93	DIRECTV Group, Inc.	1,442
		57,002
Casino Hotels - 0.8%
700	Harrah's Entertainment, Inc.	50,449
400	MGM Mirage	15,832
100	Station Casinos, Inc.	6,640
200	Wynn Resorts, Ltd.*	9,454
		82,375
Casino Services - 0.1%
100	International Game Technology	2,815
100	Scientific Games Corp.-Class A*	2,693
		5,508
Cellular Telecommunications - 0.6%
200	Alamosa Holdings, Inc.	2,780
100	N.I.I. Holdings, Inc.*	6,394
300	Nextel Communications, Inc. - Class A*	9,693
700	Nextel Partners, Inc. - Class A*	17,619
600	Western Wireless Corp. - Class A*	25,380
		61,866
Chemicals - Diversified - 0.4%
700	Dow Chemical Co.	31,171
300	E.I. du Pont de Nemours and Co.	12,903
		44,074

See Notes to Schedule of Investments and Financial Statements.

4 Janus Aspen Series June 30, 2005

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Chemicals - Specialty - 0.7%
2,000	Ecolab, Inc.	$64,720
200	Sigma-Aldrich Corp.	11,208
		75,928
Coal - 0.1%
100	Massey Energy Company	3,772
200	Peabody Energy Corp.	10,408
		14,180
Commercial Banks - 1.7%
200	Commerce Bancorp, Inc.	6,062
100	East West Bancorp, Inc.	3,359
4,000	Synovus Financial Corp.	114,680
2,200	TCF Financial Corp.	56,936
		181,037
Commercial Services - 1.0%
400	Alliance Data Systems Corp.*	16,224
900	ChoicePoint, Inc.*	36,045
200	Iron Mountain, Inc.*	6,204
2,000	ServiceMaster Co.	26,800
400	Weight Watchers International, Inc.*	20,644
		105,917
Commercial Services - Finance - 1.1%
500	Equifax, Inc.	17,855
200	H&R Block, Inc.	11,670
1,900	Moody's Corp.	85,424
		114,949
Communications Software - 0.2%
400	Avid Technology, Inc.*	21,312
Computer Aided Design - 0.8%
2,300	Autodesk, Inc.	79,051
Computer Graphics - 0.4%
900	Pixar*	45,045
Computer Services - 0.8%
1,000	Cognizant Technology Solutions Corp.*	47,130
500	DST Systems, Inc.*	23,400
200	Electronic Data Systems Corp.	3,850
100	Reynolds and Reynolds Co.	2,703
300	SunGard Data Systems, Inc.*	10,551
		87,634
Computers - 1.6%
2,900	Apple Computer, Inc.*	106,749
1,300	Dell, Inc.*	51,363
200	IBM Corp.	14,840
		172,952
Computers - Integrated Systems - 0.4%
100	Diebold, Inc.	4,511
1,000	NCR Corp.*	35,120
		39,631
Computers - Memory Devices - 0.5%
300	EMC Corp.*	4,113
700	Network Appliance, Inc.*	19,789
700	SanDisk Corp.*	16,611
800	Western Digital Corp.*	10,736
		51,249

Shares or Principal Amount		Value
Computers - Peripheral Equipment - 0.1%
100	Lexmark International Group, Inc. - Class A*	$6,483
Consulting Services - 0.4%
500	Corporate Executive Board Co.	39,165
Consumer Products - Miscellaneous - 0.4%
100	Fortune Brands, Inc.	8,880
500	Kimberly-Clark Corp.	31,295
		40,175
Containers - Metal and Glass - 0.2%
600	Ball Corp.	21,576
300	Crown Cork & Seal Co., Inc.	4,269
		25,845
Containers - Paper and Plastic - 0.1%
100	Pactiv Corp.*	2,158
100	Sealed Air Corp.*	4,979
		7,137
Cosmetics and Toiletries - 2.7%
900	Avon Products, Inc.	34,065
200	Estee Lauder Companies, Inc. - Class A	7,826
2,200	Gillette Co.	111,386
300	International Flavors & Fragrances, Inc.*	10,866
2,100	Procter & Gamble Co.	110,775
		274,918
Data Processing and Management - 1.8%
1,100	Automatic Data Processing, Inc.	46,167
200	Certegy, Inc.	7,644
300	Dun & Bradstreet Corp.*	18,495
100	Fair Issac Corp.	3,650
1,300	First Data Corp.	52,182
200	Global Payments, Inc.	13,560
1,000	SEI Investments Co.	37,350
300	VERITAS Software Corp.*	7,320
		186,368
Dental Supplies and Equipment - 1.1%
1,300	Dentsply International, Inc.	70,200
1,000	Patterson Companies, Inc.*	45,080
		115,280
Dialysis Centers - 0.4%
750	Davita, Inc.*	34,110
250	Renal Care Group, Inc.*	11,525
		45,635
Direct Marketing - 0.1%
400	Harte-Hanks Communications, Inc.	11,892
Disposable Medical Products - 0.8%
1,200	C.R. Bard, Inc.	79,812
Distribution/Wholesale - 0.2%
100	CDW Corp.	5,709
100	Fastenal Co.	6,126
200	Ingram Micro, Inc. - Class A*	3,132
100	SCP Pool Corp.	3,509
100	W.W. Grainger, Inc.	5,479
		23,955

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Diversified Operations - 7.0%
1,300	3M Co.	$93,990
100	Brink's Co.	3,600
2,100	Danaher Corp.	109,914
100	Eaton Corp.	5,990
9,400	General Electric Co.	325,709
700	Illinois Tool Works, Inc.	55,776
400	ITT Industries, Inc.	39,052
1,100	Leggett & Platt, Inc.	29,238
100	Parker Hannifin Corp.	6,201
100	Pentair, Inc.	4,281
700	Roper Industries, Inc.	49,959
		723,710
Drug Delivery Systems - 0%
100	Hospira, Inc.*	3,900
E-Commerce/Services - 0.3%
900	eBay, Inc.*	29,709
Electric - Integrated - 0.3%
400	TXU Corp.	33,236
Electric Products - Miscellaneous - 0.5%
700	AMETEK, Inc.	29,295
200	Emerson Electric Co.	12,526
300	Molex, Inc.	7,812
		49,633
Electronic Components - Semiconductors - 1.1%
800	Advanced Micro Devices, Inc.*	13,872
300	Altera Corp.*	5,946
800	Cree, Inc.*	20,376
1,900	Intel Corp.	49,514
100	NVIDIA Corp.*	2,672
800	QLogic Corp.*	24,696
100	Xilinx, Inc.	2,550
		119,626
Electronic Connectors - 0%
100	Amphenol Corp. - Class A	4,017
Electronic Forms - 0.1%
500	Adobe Systems, Inc.	14,310
Electronic Measuring Instruments - 0%
100	Trimble Navigation, Ltd.	3,897
Electronics - Military - 0.2%
300	L-3 Communications Holdings, Inc.	22,974
Engineering - Research and Development Services - 0.1%
100	Fluor Corp.	5,759
100	Jacobs Engineering Group, Inc.	5,626
		11,385
Enterprise Software/Services - 0.2%
1,300	Oracle Corp.*	17,160
Entertainment Software - 0.3%
566	Activision, Inc.*	9,350
300	Electronic Arts, Inc.*	16,983
100	Take-Two Interactive Software, Inc.*	2,545
		28,878

Shares or Principal Amount		Value
Fiduciary Banks - 0.6%
200	Mellon Financial Corp.	$5,738
800	Northern Trust Corp.	36,472
400	State Street Corp.	19,300
		61,510
Filtration and Separations Products - 0.4%
1,400	Donaldson Company, Inc.	42,462
100	Pall Corp.	3,036
		45,498
Finance - Auto Loans - 0%
100	AmeriCredit Corp.	2,550
Finance - Consumer Loans - 0.8%
1,700	SLM Corp.	86,360
Finance - Credit Card - 0.1%
100	American Express Co.	5,323
Finance - Investment Bankers/Brokers - 1.0%
1,500	Ameritrade Holding Corp.*	27,885
3,000	Charles Schwab Corp.	33,840
200	Goldman Sachs Group, Inc.	20,404
250	Legg Mason, Inc.	26,028
		108,157
Finance - Mortgage Loan Banker - 0%
100	Countrywide Financial Corp.	3,861
Finance - Other Services - 1.1%
400	Chicago Mercantile Exchange Holdings, Inc.	118,200
Financial Guarantee Insurance - 0.3%
500	Ambac Financial Group, Inc.	34,880
Food - Confectionary - 1.8%
1,900	Hershey Foods Corp.	117,990
1,000	Wm. Wrigley Jr. Co.	68,840
		186,830
Food - Diversified - 2.1%
300	Campbell Soup Co.	9,231
100	H.J. Heinz Co.	3,542
1,100	Kellogg Co.	48,884
1,700	McCormick & Company, Inc.	55,556
4,500	Sara Lee Corp.	89,145
		206,358
Food - Retail - 0.3%
300	Whole Foods Market, Inc.	35,490
Food - Wholesale/Distribution - 0.2%
700	Sysco Corp.	25,333
Garden Products - 0%
100	Toro Co.	3,861
Health Care Cost Containment - 0.1%
200	McKesson Corp.	8,958
Hotels and Motels - 1.2%
1,500	Hilton Hotels Corp.	35,775
700	Marriott International, Inc. - Class A	47,754
800	Starwood Hotels & Resorts Worldwide, Inc.	46,856
		130,385
Human Resources - 0.1%
500	Robert Half International, Inc.	12,485

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Identification Systems and Devices - 0%
400	Symbol Technologies, Inc.	$3,948
Industrial Automation and Robotics - 0.4%
800	Rockwell Automation, Inc.	38,968
Industrial Gases - 0.2%
400	Praxair, Inc.	18,640
Instruments - Controls - 0%
100	Mettler-Toledo International, Inc.*	4,658
Instruments - Scientific - 0.2%
268	Fisher Scientific International, Inc.*	17,393
100	Waters Corp.*	3,717
		21,110
Insurance Brokers - 0.1%
100	Arthur J. Gallagher & Co.	2,713
100	Brown & Brown, Inc.	4,494
		7,207
Internet Security - 0.8%
500	McAfee, Inc.*	13,090
2,900	Symantec Corp.*	63,046
300	VeriSign, Inc.*	8,628
		84,764
Investment Management and Advisory Services - 0.9%
100	BlackRock, Inc.	8,045
2,100	Eaton Vance Corp.	50,211
100	Federated Investors, Inc. - Class B	3,001
300	Franklin Resources, Inc.	23,094
200	T. Rowe Price Group, Inc.	12,520
		96,871
Leisure and Recreation Products - 0.1%
300	Brunswick Corp.	12,996
Life and Health Insurance - 0.4%
600	AFLAC, Inc.	25,968
300	Prudential Financial, Inc.	19,698
		45,666
Linen Supply and Related Items - 0.2%
600	Cintas Corp.	23,160
Machinery - Construction and Mining - 0.2%
200	Caterpillar, Inc.	19,062
100	Joy Global, Inc.	3,359
		22,421
Machinery - Pumps - 0.5%
1,400	Graco, Inc.	47,698
Medical - Biomedical and Genetic - 0.7%
200	Affymetrix, Inc.*	10,786
235	Amgen, Inc.*	14,208
200	Biogen Idec, Inc.*	6,890
100	Charles River Laboratories International, Inc.*	4,825
200	Genentech, Inc.*	16,056
100	Genzyme Corp.*	6,009
200	Invitrogen Corp.*	16,658
		75,432
Medical - Drugs - 1.6%
400	Abbott Laboratories	19,604
200	Bristol-Myers Squibb Co.	4,996
400	MedImmune, Inc.*	10,688

Shares or Principal Amount		Value
Medical - Drugs - (continued)
200	Merck & Company, Inc.	$6,160
200	OSI Pharmaceuticals, Inc.*	8,174
4,600	Schering-Plough Corp.	87,676
100	Valeant Pharmaceuticals International	1,763
600	Wyeth	26,700
		165,761
Medical - Generic Drugs - 0.5%
900	Barr Pharmaceuticals, Inc.*	43,866
200	IVAX Corp.*	4,300
		48,166
Medical - HMO - 3.1%
800	Aetna, Inc.	66,256
100	AMERIGROUP Corp.*	4,020
350	Conventry Health Care, Inc.*	24,763
100	Health Net, Inc.	3,816
200	Humana, Inc.	7,948
200	PacifiCare Health Systems, Inc.*	14,290
2,610	UnitedHealth Group, Inc.	136,085
800	WellPoint, Inc.*	55,712
		312,890
Medical - Hospitals - 1.3%
400	Community Health Care Corp.*	15,116
800	HCA, Inc.	45,336
1,000	Health Management Associates, Inc. - Class A	26,180
100	LifePoint Hospitals, Inc.*	5,052
400	Triad Hospitals, Inc.*	21,856
400	Universal Health Services, Inc. - Class B	24,872
		138,412
Medical - Nursing Homes - 0.2%
600	Manor Care, Inc.	23,838
Medical - Outpatient and Home Medical Care - 0.6%
1,600	Lincare Holdings, Inc.*	65,344
Medical Information Systems - 0%
100	IMS Health, Inc.	2,477
Medical Instruments - 1.5%
400	Beckman Coulter, Inc.	25,428
100	Boston Scientific Corp.*	2,700
300	Edwards Lifesciences Corp.*	12,906
900	Guidant Corp.	60,570
500	Medtronic, Inc.	25,895
600	St. Jude Medical, Inc.*	26,166
		153,665
Medical Labs and Testing Services - 0.9%
900	Laboratory Corporation of America Holdings*	44,910
1,000	Quest Diagnostics, Inc.	53,270
		98,180
Medical Products - 3.8%
1,000	Baxter International, Inc.	37,100
1,200	Becton, Dickinson and Co.	62,964
100	Biomet, Inc.	3,464
200	Henry Schein, Inc.*	8,304
100	INAMED Corp.*	6,697
2,600	Johnson & Johnson	169,000
400	Stryker Corp.	19,024
100	Varian Medical Systems, Inc.*	3,733

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 7

Janus Aspen Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Medical Products - (continued)
1,000	Zimmer Holdings, Inc.*	$76,170
		386,456
Metal - Copper - 0.1%
100	Phelps Dodge Corp.	9,250
Metal Processors and Fabricators - 0.4%
600	Precision Castparts Corp.	46,740
Motorcycle and Motor Scooter Manufacturing - 0.3%
600	Harley-Davidson, Inc.	29,760
Multi-Line Insurance - 0.4%
500	American International Group, Inc.	29,050
300	Unitrin, Inc.	14,730
		43,780
Multimedia - 0.8%
100	E.W. Scripps Co. - Class A	4,880
1,100	McGraw-Hill Companies, Inc.	48,675
100	Meredith Corp.	4,906
1,600	News Corporation, Inc. - Class A	25,888
100	Time Warner, Inc.*	1,671
100	Viacom, Inc. - Class B	3,202
		89,222
Networking Products - 0.1%
700	Cisco Systems, Inc.*	13,377
Non-Hazardous Waste Disposal - 0%
100	Waste Management, Inc.	2,834
Office Automation and Equipment - 0.3%
800	Pitney Bowes, Inc.	34,840
Office Furnishings - Original - 0.2%
500	HNI, Corp.	25,575
Office Supplies and Forms - 0.3%
500	Avery Dennison Corp.	26,480
Oil - Field Services - 0.9%
700	Baker Hughes, Inc.	35,812
400	BJ Services Co.	20,992
800	Halliburton Co.	38,256
		95,060
Oil and Gas Drilling - 0.4%
500	Diamond Offshore Drilling, Inc.	26,715
100	Patterson-UTI Energy, Inc.	2,783
100	Pride International, Inc.*	2,570
200	Rowan Companies, Inc.	5,942
		38,010
Oil Companies - Exploration and Production - 1.1%
200	Chesapeake Energy Corp.	4,560
100	Denbury Resources, Inc.	3,977
400	EOG Resources, Inc.	22,720
300	Murphy Oil Corp.	15,669
100	Newfield Exploration Co.*	3,989
100	Plains Exploration & Production Co.*	3,553
100	Quicksilver Resources, Inc.*	6,393
100	Range Resources Corp.	2,690
100	Southwestern Energy Co.	4,698
1,321	XTO Energy, Inc.	44,901
		113,150

Shares or Principal Amount		Value
Oil Field Machinery and Equipment - 0.5%
500	FMC Technologies, Inc.*	$15,985
500	Smith International, Inc.	31,850
		47,835
Oil Refining and Marketing - 0.1%
100	Sunoco, Inc.	11,368
Optical Supplies - 0%
100	Advanced Medical Optics, Inc.	3,975
Pharmacy Services - 0.8%
100	Accredo Health, Inc.*	4,540
841	Caremark Rx, Inc.*	37,441
829	Medco Health Solutions, Inc.*	44,236
		86,217
Pipelines - 0.3%
100	Equitable Resources, Inc.	6,800
100	Kinder Morgan, Inc.	8,320
100	Western Gas Resources, Inc.	3,490
600	Williams Companies, Inc.	11,400
		30,010
Power Converters and Power Supply Equipment - 0.2%
800	American Power Conversion Corp.	18,872
Property and Casualty Insurance - 0.4%
100	Markel Corp.*	33,900
100	Progressive Corp.	9,881
		43,781
Publishing - Books - 0.2%
400	John Wiley & Sons, Inc. - Class A	15,892
Publishing - Newspapers - 0.8%
100	Washington Post Co. - Class B	83,503
Racetracks - 0%
100	Penn National Gaming, Inc.	3,650
Radio - 0.1%
400	Westwood One, Inc.	8,172
Real Estate Management/Services - 0%
100	CB Richard Ellis Group, Inc.*	4,386
Real Estate Operating/Development - 0.8%
100	Forest City Enterprises, Inc. - Class A	7,100
1,000	St. Joe Co.	81,540
		88,640
Recreational Vehicles - 0.5%
900	Polaris Industries, Inc.	48,600
REIT - Apartments - 0%
100	United Dominion Realty Trust, Inc.	2,405
REIT - Regional Malls - 0.5%
400	General Growth Properties, Inc.	16,436
400	Mills Corp.	24,316
100	Simon Property Group, Inc.	7,249
		48,001
REIT - Storage - 0.1%
100	Public Storage, Inc.	6,325
REIT - Warehouse and Industrial - 0.3%
1,000	Catellus Development Corp.	32,800
Research and Development - 0.1%
300	Pharmaceutical Product Development, Inc.*	14,058

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series June 30, 2005

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 1.7%
500	Abercrombie & Fitch Co. - Class A	$34,350
1,100	American Eagle Outfitters, Inc.	33,715
600	Chico's FAS, Inc.*	20,568
100	Claire's Stores, Inc.	2,405
100	Foot Locker, Inc.	2,722
100	Gap, Inc.	1,975
300	Limited, Inc.	6,426
100	Men's Wearhouse, Inc.	3,443
100	Nordstrom, Inc.	6,797
800	Ross Stores, Inc.	23,128
800	Urban Outfitters, Inc.*	45,352
		180,881
Retail - Arts and Crafts - 0.4%
1,100	Michaels Stores, Inc.	45,507
Retail - Auto Parts - 0.4%
300	Advance Auto Parts, Inc.*	19,365
200	AutoZone, Inc.*	18,492
100	O'Reilly Automotive, Inc.*	2,981
		40,838
Retail - Automobile - 0.3%
1,000	CarMax, Inc.*	26,650
Retail - Bedding - 0.2%
400	Bed Bath & Beyond, Inc.*	16,712
Retail - Bookstore - 0.0%
100	Barnes & Noble, Inc.*	3,880
Retail - Building Products - 0.6%
800	Home Depot, Inc.	31,120
500	Lowe's Companies, Inc.	29,110
		60,230
Retail - Consumer Electronics - 0%
300	Circuit City Stores, Inc.	5,187
Retail - Discount - 1.2%
400	Costco Wholesale Corp.	17,928
1,300	Dollar General Corp.	26,468
500	Dollar Tree Stores, Inc.*	12,000
100	Family Dollar Stores, Inc.	2,610
800	Target Corp.	43,528
400	Wal-Mart Stores, Inc.	19,280
		121,814
Retail - Drug Store - 0.8%
1,200	CVS Corp.	34,884
1,000	Walgreen Co.	45,990
		80,874
Retail - Mail Order - 0.1%
300	Williams-Sonoma, Inc.*	11,871
Retail - Major Department Stores - 0.2%
100	J.C. Penney Company, Inc.	5,258
100	Sears Holdings Corp.*	14,987
		20,245
Retail - Pet Food and Supplies - 0.2%
700	PETsMART, Inc.	21,245
Retail - Regional Department Stores - 0.7%
1,400	Kohl's Corp.*	78,274

Shares or Principal Amount		Value
Retail - Restaurants - 2.0%
400	Cheesecake Factory, Inc.*	$13,892
800	Darden Restaurants, Inc.	26,384
100	Sonic Corp.	3,053
2,400	Starbucks Corp.*	123,984
100	Wendy's International, Inc.	4,765
600	Yum! Brands, Inc.	31,248
		203,326
Savings/Loan/Thrifts - 0.3%
200	Golden West Financial Corp.	12,876
961	Hudson City Bancorp, Inc.	10,965
100	People's Bank	3,024
		26,865
Schools - 0.4%
11	Apollo Group, Inc. - Class A*	860
300	ITT Educational Services, Inc.	16,026
500	Laureate Education, Inc.*	23,930
		40,816
Semiconductor Components/Integrated Circuits - 0.1%
200	Linear Technology Corp.	7,338
100	Maxim Integrated Products, Inc.	3,821
		11,159
Semiconductor Equipment - 0.2%
700	Lam Research Corp.*	20,258
100	Novellus Systems, Inc.*	2,471
		22,729
Soap and Cleaning Preparations - 0%
100	Church & Dwight Company, Inc.	3,620
Steel - Specialty - 0%
100	Allegheny Technologies, Inc.	2,206
Super-Regional Banks - 0.3%
400	Fifth Third Bancorp	16,484
300	Wells Fargo & Co.	18,474
		34,958
Telecommunication Equipment - 0.2%
400	Harris Corp.	12,484
200	Scientific-Atlanta, Inc.	6,654
		19,138
Telephone - Integrated - 0.3%
800	Telephone and Data Systems, Inc.	32,648
Television - 0%
100	Univision Communications, Inc. - Class A*	2,755
Textile-Home Furnishings - 0.2%
200	Mohawk Industries, Inc.*	16,500
Therapeutics - 0.1%
300	Gilead Sciences, Inc.*	13,197
Tobacco - 0.9%
1,400	Altria Group, Inc.	90,524
100	UST, Inc.	4,566
		95,090
Tools - Hand Held - 1.2%
1,300	Black & Decker Corp.	116,805
100	Stanley Works	4,554
		121,359

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 9

Janus Aspen Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Toys - 0%
100	Mattel, Inc.	$1,830
Transportation - Railroad - 0%
100	Norfolk Southern Corp.	3,096
Transportation - Services - 2.8%
700	C.H. Robinson Worldwide, Inc.	40,740
900	Expeditors International of Washington, Inc.	44,829
600	FedEx Corp.	48,606
400	Ryder System, Inc.	14,640
2,000	United Parcel Service, Inc. - Class B	138,320
		287,135
Transportation - Truck - 0.3%
200	CNF, Inc.	8,980
1,100	J.B. Hunt Transport Services, Inc.	21,230
100	Landstar System, Inc.*	3,012
		33,222
Web Hosting/Design - 0.3%
800	Macromedia, Inc.*	30,576
Web Portals/Internet Service Providers - 0.3%
800	Yahoo!, Inc.*	27,720
Wireless Equipment - 1.6%
300	American Tower Corp. - Class A	6,306
900	Motorola, Inc.	16,434
3,100	QUALCOMM, Inc.	102,331
600	SpectraSite, Inc.*	44,658
		169,729
Total Investments (total cost $9,617,525) – 99.3%		10,426,358
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		71,507
Net Assets – 100%		$10,497,865

Summary of Investments by Country

Country	Value	% of Investment Securities
United States	$10,426,358	100.0%
Total	$10,426,358	100.0%

See Notes to Schedule of Investments and Financial Statements.

10 Janus Aspen Series June 30, 2005

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Risk-Managed Growth Portfolio
Assets:
Investments at cost	$9,618
Investments at value	$10,426
Cash	116
Receivables:
Dividends	7
Other assets	–
Total Assets	10,549
Liabilities:
Payables:
Advisory fees	3
Transfer agent fees and expenses	–
Distribution fees – Service Shares	2
Administrative service fees – Service Shares	1
Non-interested Trustees' fees and expenses	4
Accrued expenses	41
Total Liabilities	51
Net Assets	$10,498
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$9,155
Undistributed net investment income/(loss)*	(29)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	562
Unrealized appreciation/(depreciation) of investments and foreign currency translations	810
Total Net Assets	$10,498
Net Assets – Service Shares	$10,498
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	886
Net Asset Value Per Share	$11.85

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 11

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Risk-Managed Growth Portfolio
Investment Income:
Interest	$–
Dividends	51
Foreign tax withheld	–
Total Investment Income	51
Expenses:
Advisory fees	26
Transfer agent fees and expenses	1
Registration fees	–
Custodian fees	7
Professional fees	12
Non-interested Trustees' fees and expenses	8
Distribution fees – Service Shares	13
Administrative service fees – Service Shares	5
Printing expenses	6
System fees	9
Other expenses	2
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	89
Expense and Fee Offsets	–
Net Expenses	89
Less: Excess Expense Reimbursement	(15)
Net Expenses After Reimbursement	74
Net Investment Income/(Loss)	(23)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	569
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(574)
Net Realized and Unrealized Gain/(Loss) on Investments	(5)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(28)

See Notes to Financial Statements.

12 Janus Aspen Series June 30, 2005

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Risk-Managed Growth Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$(23)	$(39)
Net realized gain/(loss) from investment transactions	569	1,468
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(574)	(304)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(28)	1,125
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain from investment transactions*
Service Shares	(216)	(1,366)
Net Decrease from Dividends and Distributions	(216)	(1,366)
Capital Share Transactions:
Shares sold
Service Shares	–	–
Reinvested dividends and distributions
Service Shares	216	1,366
Shares repurchased
Service Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	216	1,366
Net Increase/(Decrease) in Net Assets	(28)	1,125
Net Assets:
Beginning of period	10,526	9,401
End of period	$10,498	$10,526
Undistributed net investment income/(loss)*	$(29)	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 13

Financial Highlights

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Risk-Managed Growth Portfolio
and through each fiscal year or period ended December 31	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$12.14	$12.44	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	– (2)	– (2)
Net gain/(loss) on securities (both realized and unrealized)	(.01)	1.48	2.54
Total from Investment Operations	(.04)	1.48	2.54
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(.25)	(1.78)	(.10)
Total Distributions	(.25)	(1.78)	(.10)
Net Asset Value, End of Period	$11.85	$12.14	$12.44
Total Return**	(0.35)%	12.00%	25.38%
Net Assets, End of Period (in thousands)	$10,498	$10,532	$9,401
Average Net Assets for the Period (in thousands)	$10,350	$9,724	$8,135
Ratio of Gross Expenses to Average Net Assets***(3)	1.45%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.45%	1.42%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.45)%	(0.34)%	(0.67)%
Portfolio Turnover Rate***	122%	110%	65%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1) Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended December 31.

(3) See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

14 Janus Aspen Series June 30, 2005

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000 Index with a greater-then-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

REIT	Real Estate Investment Trust

  *  Non-income-producing security.

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Risk-Managed Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. The Portfolio began investment operations on January 2, 2003.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial

16 Janus Aspen Series June 30, 2005

statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Aspen Series June 30, 2005 17

Notes to Financial Statements (unaudited) (continued)

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to the Service Shares, the administrative services fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Risk-Managed Growth Portfolio	$9,620,657	$996,916	$(191,215)	$805,701

18 Janus Aspen Series June 30, 2005

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below is the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year or period December 31 Portfolio	2005(1)	2004(1)	2003(2)
Janus Aspen Risk-Managed Growth Portfolio	1.75%	1.73%	2.58%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers  and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Risk-Managed Growth Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Service Shares
Shares sold	–	–
Reinvested dividends and distributions	18	112
Shares repurchased	–	–
Net Increase/(Decrease) in Capital Share Transactions	18	112
Shares Outstanding, Beginning of Period	868	756
Shares Outstanding, End of Period	886	868

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited) Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Risk-Managed Growth Portfolio	$6,242,200	$6,316,937	$–	$–

Janus Aspen Series June 30, 2005 19

Notes to Financial Statements (unaudited) (continued)

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

20 Janus Aspen Series June 30, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its

Janus Aspen Series June 30, 2005 21

Additional Information (unaudited) (continued)

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft"

22 Janus Aspen Series June 30, 2005

commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Aspen Series June 30, 2005 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

24 Janus Aspen Series June 30, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolios distributed by Janus Distributors LLC (8/05)

C-0805-112  109-24-717 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Small Company Value Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	11

Notes to Financial Statements	12

Additional Information	17

Explanations of Charts, Tables and Financial Statements	20

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); services fees (where applicable), and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative service fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's Prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Small Company Value
Portfolio (unaudited)

Portfolio Snapshot

This portfolio searches for small, out-of-favor companies misunderstood by the broader investment community.

Performance Overview

During the six months ended June 30, 2005, Janus Aspen Small Company Value Portfolio gained 2.11% for its Service Shares. This compares to a 0.90% gain for the Portfolio's benchmark, the Russell 2000® Value Index.

Helping the Portfolio to surpass its benchmark were a number of individual stock picks within the health care, materials, and retailing groups. Meanwhile, weak spots included banks and utilities. Specifically, we were overweight our benchmark in the less-than-stellar bank sector and underweight our benchmark in the strong utilities sector.

Strategy in this Environment

Regardless of the environment, our investment process remains the same: We focus on stocks that we believe have below-average risk, primarily in the form of leverage. While this characteristic can lead to a portfolio that does not rise as much as the market during periods of rapid appreciation, it can lead to outperformance during weaker markets, which was the case during the period.

Portfolio Composition

Approximately 46.1% of the Portfolio's total net assets were invested in stocks as of June 30, 2005, while another 53.9% of total net assets remained in cash. The Portfolio's top 10 equity holdings accounted for 9.1% of its total net assets as of June 30, 2005.

Healthcare and Retail Stock were Strong Contributors to Performance

Our top contributor during the period was Kindred Healthcare. The company operates long-term care facilities such as nursing homes and hospitals designed for long-term care of patients in need of acute care. During the period, strong financial results and cheap valuation propelled the stock higher.

Movie Gallery was another strong contributor to performance. The company operates a number of movie and video-game rental outlets in rural and secondary markets. After battling Blockbuster for control of Hollywood Entertainment, another video rental chain, Movie Gallery finally prevailed. The acquisition will be Movie Gallery's largest transaction so far. I have paired back this position due to the run-up in the stock as well as the higher level of risk associated with the integration of the acquisition.

Steiner Leisure, a provider of spa services on cruise ships, also helped boost the Portfolio's results. An increasing number of people are booking their vacations on cruise ships, and this positive sentiment pushed this stock higher during the period. In addition, Steiner renewed its contract with Princess Cruise Lines, which is closing its in-house spas and will therefore depend on Steiner to fill this much-desired service on its ships.

Weak performers included select capital goods and consumer services holdings

Detracting from the Portfolio's performance was Dycom, a provider of engineering and construction services to the telecom industry. Dycom reported that it is expecting nice revenue and earnings growth partially from Verizon's plans to bring fiber optic cables all the way to the household, which in the industry is known as Fiber to the Premise ("FTTP"). However, short-term

Jakob Holm

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
Steiner Leisure, Ltd.	1.1%	2.2%
Applied Industrial Technologies, Inc.	1.0%	2.6%
Ruddick Corp.	1.0%	1.8%
Kindred Healthcare, Inc.	1.0%	0.8%
Zale Corp.	0.9%	1.8%
TriCo Bancshares	0.9%	1.9%
FirstFed Financial Corp.	0.8%	1.5%
AMERIGROUP Corp.	0.8%	2.4%
United Stationers, Inc.	0.8%	1.5%
Genlyte Group, Inc.	0.8%	1.4%

2 Janus Aspen Series June 30, 2005

(unaudited)

results have been hampered by the costs associated with ramping up this and other programs, and Dycom's results came in below previous expectations. I continued to hold the stock due to its reasonable valuation and good growth prospects longer term.

Multimedia Games, a designer and manufacturer of gambling machines, was another laggard during the period. Despite lowering its earnings projections in 2005, Multimedia Games remained a portfolio holding, as it carried a very modest valuation. However, we held a significantly smaller stake in Dycom and continue to closely monitor developments at the company.

Investment Strategy and Outlook

There are some interesting undercurrents in the financial markets and the economy. The U.S. economy continues to expand at a reasonable pace, with GDP increasing 3.8% in the first quarter. Meanwhile, inflation is slowly making a comeback after being dormant for several years, and is becoming noticeable for producers and consumers alike. The Federal Reserve Bank ("Fed") clearly signaled its concern with this development as well as its determination to keep inflation in check. However, the Fed's quest to increase interest rates, and thus contain inflation, has not delivered the expected results. Despite the increases in short-term interest rates, long-term rates have not budged very much, leading to a flattening of the yield curve. The implication is that cost of borrowing remains low both for consumer loans as well as mortgage loans. The stock market did not react well to news of higher-than-expected inflation and spent most of March on the decline.

Another major factor contributing to the stock market's weak performance was the rapidly rising price of oil. I feel the price of oil is a significant wild card in the performance of both the stock market and the economy for the upcoming quarters. The extremely elevated price of crude oil so far has not had much negative impact on the economy, but any further increases could crimp growth. Finally, job growth, which has been somewhat on the weak side during this economic expansion, will likely need to increase for consumer spending to be sustained. At this time I'm taking a neutral stance on most sectors, focusing instead on finding companies with below-average risk characteristics trading at compelling valuations.

As communicated to you earlier this year, I recently accepted sole responsibility for managing your Portfolio. Given my prior management of the Portfolio, I do no expect any changes in the investment approach of the Portfolio, as the philosophy and processes behind it remain unaltered.

Thank you for your continued investment.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Small Company Value Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Since Inception*
Janus Aspen Small Company Value Portfolio - Service Shares	2.11%	13.34%	24.07%
Russell 2000® Value Index	0.90%	14.39%	26.59%
Lipper Ranking - based on total returns for Variable Annuity Small-Cap Core Funds	N/A	26/114	23/100

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – December 31, 2002

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$1,021.10	$8.52
Hypothetical (5% return before expenses)	$1,000.00	$1,016.36	$8.50

*Expenses are equal to the annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See Explanations of Charts, Tables and Financial Statements

Portfolios that emphasize investments in smaller companies may experience greater price volatility. This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the prospectus until at least May 1, 2006. Without such waivers total returns would have been lower.

Effective July 1, 2005, the subadvisory contract which named Bay Isle Financial LLC subadviser for Janus Aspen Small Company Value Portfolio will expire by its terms. Janus Capital will continue as the adviser and the current portfolio manager will now manage the Portfolio as a Janus employee.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

4 Janus Aspen Series June 30, 2005

Janus Aspen Small Company Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 46.1%
Building - Mobile Home and Manufactured Homes - 0.7%
2,453	Fleetwood Enterprises, Inc.*	$24,898
730	Thor Industries, Inc.	22,944
		47,842
Building and Construction - Miscellaneous - 0.6%
1,959	Dycom Industries, Inc.*	38,808
Building Products - Lighting Fixtures - 0.8%
1,029	Genlyte Group, Inc.*	50,153
Capacitators - 0.2%
1,662	KEMET Corp.*	10,471
Chemicals - Diversified - 0.4%
481	FMC Corp.*	27,003
Chemicals - Specialty - 0.4%
828	Cabot Corp.	27,324
Collectibles - 0.7%
1,277	RC2 Corp.*	47,977
Commercial Banks - 7.9%
1,094	1st Source Corp.	25,096
512	BancFirst Corp.	44,540
1,531	Bank of Granite Corp.	29,303
1,159	Camden National Corp.	37,957
1,706	Community Bank System, Inc.	41,609
242	First Citizens BancShares, Inc. - Class A	34,981
1,462	First Commonwealth Financial Corp.	20,029
1,168	First Financial Corp.	33,557
871	First of Long Island Corp.	36,277
916	Omega Financial Corp.	28,442
1,257	Peoples Bancorp, Inc.	33,625
1,155	Simmons First National Corp. - Class A	31,312
2,538	TriCo Bancshares	56,700
459	UMB Financial Corp.	26,177
1,390	Washington Trust Bancorp, Inc.	38,461
		518,066
Commercial Services - 1.1%
1,848	Steiner Leisure, Ltd.*	68,505
Computer Services - 0.5%
516	CACI International, Inc.*	32,591
Consulting Services - 0.6%
1,947	FTI Consulting, Inc.*	40,692
Distribution/Wholesale - 0.8%
1,049	United Stationers, Inc.*	51,506
Electric - Integrated - 0.3%
789	Otter Tail Corp.	21,563
Electronic Components - Miscellaneous - 0.3%
1,318	Plexus Corp.*	18,755
Electronic Components - Semiconductors - 0.3%
1,650	Zoran Corp.*	21,929
Entertainment Software - 0.6%
1,407	Take-Two Interactive Software, Inc.*	35,808
Environmental Consulting and Engineering - 0.2%
1,311	TRC Companies, Inc.*	15,391
Food - Canned - 0.5%
2,696	Del Monte Foods Co.*	29,036

Shares or Principal Amount		Value
Food - Diversified - 0.7%
807	J & J Snack Foods Corp.	$42,246
Food - Retail - 1.5%
2,508	Ruddick Corp.	64,029
937	Weis Markets, Inc.	36,346
		100,375
Footwear and Related Apparel - 0.2%
637	Deckers Outdoor Corp.*	15,670
Gas - Distribution - 0.5%
575	Atmos Energy Corp.	16,560
756	Piedmont Natural Gas Company, Inc.	18,159
		34,719
Human Resources - 0.5%
4,474	Spherion Corp.*	29,528
Internet Applications Software - 1.1%
2,739	Interwoven, Inc.*	20,625
4,363	Stellent, Inc.*	32,722
1,919	Vignette Corp.*	21,589
		74,936
Leisure and Recreation Products - 0.4%
2,214	Multimedia Games, Inc.*	24,376
Machinery - General Industrial - 1.6%
2,113	Applied Industrial Technologies, Inc.	68,229
1,684	Stewart & Stevenson Services, Inc.	38,159
		106,388
Medical - HMO - 0.8%
1,313	AMERIGROUP Corp.*	52,783
Medical - Nursing Homes - 1.0%
1,616	Kindred Healthcare, Inc.*	64,010
Medical Instruments - 0.5%
930	Datascope Corp.	31,016
Medical Labs and Testing Services - 0.7%
977	Covance, Inc.*	43,838
Medical Laser Systems - 0.3%
2,069	Candela Corp.*	21,621
Medical Products - 0.5%
496	Cooper Companies, Inc.	30,187
Multi-Line Insurance - 0.6%
1,211	American Financial Group, Inc.	40,593
Non-Ferrous Metals - 0.5%
947	RTI International Metals, Inc.*	29,745
Office Furnishings - Original - 0.8%
956	HNI, Corp.	48,899
Oil - Field Services - 0.7%
1,433	Tetra Technologies, Inc.*	45,641
Oil and Gas Drilling - 0.6%
644	Atwood Oceanics, Inc.*	39,645
Oil Companies - Exploration and Production - 1.9%
753	Forest Oil Corp.*	31,626
443	Houston Exploration Co.*	23,501
927	Plains Exploration & Production Co.*	32,936
1,151	St. Mary Land & Exploration Co.	33,357
		121,420

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Small Company Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Oil Field Machinery and Equipment - 0.7%
385	Cooper Cameron Corp.*	$23,889
747	Maverick Tube Corp.*	22,261
		46,150
Paper and Related Products - 0.6%
471	Bowater, Inc.	15,246
909	Louisiana-Pacific Corp.	22,343
		37,589
Printing - Commercial - 0.7%
3,089	Bowne & Company, Inc.	44,667
REIT - Health Care - 0.4%
1,045	Nationwide Health Properties, Inc.	24,672
REIT - Manufactured Homes - 0.4%
660	Equity Lifestyle Properties, Inc.	26,242
REIT - Office Property - 1.4%
335	Alexandria Real Estate Equities, Inc.	24,606
560	Kilroy Realty Corp.	26,594
628	SL Green Realty Corp.	40,506
		91,706
REIT - Outlet Centers - 0.3%
1,345	Trustreet Properties, Inc.	22,340
REIT - Regional Malls - 0.6%
1,205	Taubman Centers, Inc.	41,078
REIT - Shopping Centers - 1.6%
1,450	Acadia Realty Trust	27,043
470	Federal Realty Investment Trust	27,729
384	Pan Pacific Retail Properties, Inc.	25,490
915	Tanger Factory Outlet Centers, Inc.	24,641
		104,903
REIT - Warehouse and Industrial - 0.6%
1,462	First Potomac Realty Trust	36,258
Research and Development - 0.6%
847	Pharmaceutical Product Development, Inc.*	39,690
Retail - Bookstore - 0.5%
889	Barnes & Noble, Inc.*	34,493
Retail - Computer Equipment - 0.3%
717	GameStop Corp. - Class B*	21,438
Retail - Jewelry - 0.9%
1,917	Zale Corp.*	60,750
Retail - Restaurants - 0.5%
828	CBRL Group, Inc.	32,176
Retail - Video Rental - 0.2%
504	Movie Gallery, Inc.	13,321

Shares or Principal Amount		Value
Savings/Loan/Thrifts - 2.3%
1,191	First Defiance Financial Corp.	$31,788
904	FirstFed Financial Corp.*	53,888
1,072	Parkvale Financial Corp.	29,105
1,192	Provident Financial Holdings, Inc.	33,507
		148,288
Telecommunication Equipment - Fiber Optics - 0.2%
6,762	Optical Communication Products, Inc.*	12,848
Water - 0.7%
1,641	American States Water Co.	48,196
Wire and Cable Products - 0.3%
785	Belden CDT, Inc.	16,642
Total Investments (total cost $2,437,634) – 46.1%		3,004,503
Cash, Receivables and Other Assets, net of Liabilities – 53.9%		3,516,517
Net Assets – 100%		$6,521,020

Summary of Investments by Country

Country	Value	% of Investment Securities
Bahamas	$68,505	2.3%
United States	2,935,998	97.7%
Total	$3,004,503	100.0%

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Small Company Value Portfolio
Assets:
Investments at cost	$2,438
Investments at value	$3,005
Cash	120
Receivables:
Portfolio shares sold	3,444
Dividends	5
Due from adviser	5
Other assets	–
Total Assets	6,579
Liabilities:
Payables:
Investments purchased	17
Portfolio shares repurchased	–
Advisory fees	2
Transfer agent fees and expenses	–
Non-interested Trustees' fees and expenses	3
Accrued expenses	36
Total Liabilities	58
Net Assets	$6,521
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$5,907
Undistributed net investment income/(loss)*	(3)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	50
Unrealized appreciation/(depreciation) of investments and foreign currency translations	567
Total Net Assets	$6,521
Net Assets - Service Shares	$6,521
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	402
Net Asset Value Per Share	$16.23

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 7

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Small Company Value Portfolio
Investment Income:
Interest	$1
Dividends	20
Total Investment Income	21
Expenses:
Advisory fees	10
Transfer agent fees and expenses	1
Custodian fees	7
System fees	9
Printing expenses	7
Professional fees	12
Non-interested Trustees' fees and expenses	8
Distribution fees - Service Shares	3
Administrative service fees - Service Shares	1
Other expenses	1
Non-recurring Costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	59
Expense and Fee Offset	–
Net Expenses	59
Less: Excess Expense Reimbursement	(36)
Net Expenses after Expense Reimbursement	23
Net Investment Income/(Loss)	(2)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	51
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	9
Net Realized and Unrealized Gain/(Loss) on Investments	60
Net Increase/(Decrease) in Net Assets Resulting from Operations	$58

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and for the fiscal year ended December 31, 2004	Janus Aspen Small Company Value Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$(2)	$(2)
Net realized gain/(loss) from investment and foreign currency transactions	51	58
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	9	313
Net Increase/(Decrease) in Net Assets Resulting from Operations	58	369
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	(4)
Net realized gain from investment transactions*
Service Shares	(1)	(114)
Net Decrease from Dividends and Distributions	(1)	(118)
Capital Share Transactions:
Shares sold
Service Shares	4,216	1,138
Reinvested dividends and distributions
Service Shares	1	118
Shares repurchased
Service Shares	(507)	(379)
Net Increase/(Decrease) from Capital Share Transactions	3,710	877
Net Increase/(Decrease) in Net Assets	3,767	1,128
Net Assets:
Beginning of period	2,754	1.626
End of period	$6,521	$2,754
Undistributed net investment income/(loss)*	$(3)	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Financial Highlights

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Small Company Value Portfolio
and through each fiscal year or period ended December 31	2005	2004	2003	2002(1)
Net Asset Value, Beginning of Period	$15.90	$14.20	$9.92	$10.00
Income from Investment Operations:
Net investment income/(loss)	– (2)	.01	.02	– (2)
Net gain/(loss) on securities (both realized and unrealized)	.33	2.51	4.26	(.08)
Total from Investment Operations	.33	2.52	4.28	(.08)
Less Distributions:
Dividends (from net investment income)*	–	(.02)	–	–
Distributions (from capital gains)*	– (3)	(.80)	–	–
Total Distributions	–	(.82)	–	–
Net Asset Value, End of Period	$16.23	$15.90	$14.20	$9.92
Total Return**	2.11%	18.16%	43.15%	(0.80)%
Net Assets, End of Period (in thousands)	$6,521	$2,755	$1,626	$496
Average Net Assets for the Period (in thousands)	$2,717	$2,062	$856	$–
Ratio of Gross Expenses to Average Net Assets***(4)	1.70%	1.60%	1.60%	N/A
Ratio of Net Expenses to Average Net Assets***(4)	1.69%	1.59%	1.60%	N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.16%)	(0.05)%	0.14%	N/A
Portfolio Turnover Rate***	49%	43%	50%	0%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Portfolio commenced operations on December 31, 2002 (inception date).

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Distributions (from capital gains) aggregated less than $.01 on a per share basis for the period ended.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index.

Russell 2000® Value Index	Is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book and price-to-earnings ratios. It is a generally recognized indicator to measure overall small company value-stock performance.

REIT	Real Estate Investment Trust

  *  Non-income-producing security.

Janus Aspen Series June 30, 2005 11

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Small Company Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $500,000 for the Portfolio on December 31, 2002. The Portfolio began investment operations on December 31, 2002.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting Notes to Financial Statements (continued)from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The

12 Janus Aspen Series June 30, 2005

payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.74%.

Bay Isle Financial LLC ("Bay Isle") serves as subadviser to the Portfolio. Effective July 1, 2005, the subadvisory contract which named Bay Isle Financial LLC subadviser for the Portfolio will expire by its terms. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle. Janus Capital pays Bay Isle a subadvisory fee at an annual rate of 0.75% of average daily net assets from its management fee for managing the Portfolio.  Janus Capital will continue as the adviser and the current portfolio manager will now manage the Portfolio as a Janus employee.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative service fee

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.34% of the average daily net assets of the Portfolio.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Share's average daily net assets.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Small Company Value Portfolio	$2,462,247	$607,484	$(65,228)	$542,256

14 Janus Aspen Series June 30, 2005

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2005 (unaudited)

and the fiscal year or period ended December 31	Services Shares
Portfolio	2005(1)	2004(1)	2003	2002(2)
Janus Aspen Small Company Value Portfolio	4.40%	4.49%	12.61%	N/A

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers  and/or expense reimbursements and was less than 0.01%.

(2)  Portfolio commenced operations on December 31, 2002 (inception date).

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Small Company Value Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Services Shares
Shares sold	262	77
Reinvested dividends and distributions	–	8
Shares repurchased	(33)	(26)
Net Increase/(Decrease) in Capital Share Transactions	229	59
Shares Outstanding, Beginning of Period	173	114
Shares Outstanding, End of Period	402	173

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Small Company Value Portfolio	$912,186	$654,321	$–	$–

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

16 Janus Aspen Series June 30, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its

Janus Aspen Series June 30, 2005 17

Additional Information (unaudited) (continued)

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft"

18 Janus Aspen Series June 30, 2005

Additional Information (unaudited) (continued)

commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Aspen Series June 30, 2005 19

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

20 Janus Aspen Series June 30, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series June 30, 2005 21

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (08/05)

C-0805-112  109-24-720 08-05

2005 Semiannual Report

Janus Aspen Series

Janus Aspen Worldwide Growth Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Additional Information	20

Explanations of Charts, Tables and Financial Statements	23

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary is just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was June 30, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2005 to June 30, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series June 30, 2005 1

Janus Aspen Worldwide Growth Portfolio (unaudited)

Performance Overview

For the six months ended June 30, 2005, Janus Aspen Worldwide Growth Portfolio – Institutional, Service and Service II Shares declined 2.94%, 3.08%, and 3.05%, respectively, while its benchmark, the Morgan Stanley Capital International World IndexSM, declined 0.70%.

The Portfolio's underperformance versus its benchmark was due primarily to a significantly larger position than the Index in the media sector, which was an area of weakness in the market during the period. Also detracting from our relative results were poor results posted by select insurance stocks. Aiding our results, however, were the strong results of a number of our picks within the healthcare industry.

From a geographic perspective, the Portfolio's relative performance was held back by our Bermuda-based holdings and boosted by our investments in India.

Portfolio Composition

As of June 30, 2005, the majority of the Portfolio's assets were invested in foreign companies, representing 58.4% of total net assets, including 5.7% invested in emerging markets. Domestic companies accounted for 32.4% of the Portfolio's total net assets. Meanwhile, its cash position was 9.3% of total net assets. The Portfolio's top 10 equity holdings as of June 30, 2005, accounted for 40.6% of total net assets.

Select Media and Financial Stocks Held Back Performance

Turning to what moved these stocks on an individual basis, British Sky Broadcasting (BSkyB) retraced some of last year's gains over concerns that it may lose exclusive rights to the U.K.'s Premier League Football. After a series of meetings with the company, its competitors and various media contacts in the U.K., we have come to the conclusion that these fears are overblown. Moreover, our original thesis for owning the stock remains very much intact: Today, only about 30% of U.K. households pay for services like cable and satellite TV. That compares to penetration rates of 80%-90% in the United States, and although it's probably too optimistic to assume uptake rates will reach those levels, it's entirely conceivable that as many as 60%-70% of U.K. households will eventually sign up for some form of pay television services. As a dominant, multi-medium provider in that space, we believe BSkyB is extremely well-positioned to capture the lion's share of the industry's growth.

Other stocks that struggled during the period included banking giant JP MorganChase and insurance brokerage firm Willis Group Holdings. JP Morgan lost ground as markets continued to fret over rising interest rates and the potential impact on financial companies. The bank has been hurt by a number of company-specific issues as well. Specifically, near-term earnings may have been dampened by management's increased level of investment into operational infrastructure, ranging from the retail branch networks to information technology. Recent legal settlements have also impacted both the balance sheet and market sentiment. Meanwhile, cost-cutting measures put in place will take some time to have their full desired impact. Despite the stock's negative reaction to all the short-term news, I remain steadfastly positive on JP Morgan's long-term prospects.

Insurance brokerage firm Willis Group Holdings continued to be pressured by a weakening price environment and fallout from investigations by the New York Attorney General's office, despite reasonably favorable settlement terms. As with JP MorganChase, near-term earnings at Willis have been slightly weaker than expected due in part to increased investments. The company has been rapidly expanding its sales network, which should result in accelerating revenue growth and market share

Portfolio Snapshot

Offering true geographic diversification in a single portfolio, this portfolio seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee

Portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	June 30, 2005	December 31, 2004
British Sky Broadcasting Group PLC	5.7%	5.5%
IAC/InterActiveCorp	5.6%	4.8%
Willis Group Holdings, Ltd.	5.5%	1.3%
JP Morgan Chase & Co.	4.3%	4.1%
McKesson Corp.	4.2%	1.5%
Koninklijke (Royal) Philips Electronics N.V.	3.3%	1.6%
Walt Disney Co.	3.1%	2.9%
UnitedHealth Group, Inc.	3.1%	2.2%
Diageo PLC	2.9%	2.4%
Tyco International, Ltd. (U.S. Shares)	2.9%	3.0%

2 Janus Aspen Series June 30, 2005

(unaudited)

gains in the coming years. I would expect these near-term concerns to dissipate over time, and investors should once again focus on the potential for strong earnings power and above-market returns of the business.

Healthcare-Related Holdings Contributed to Results

During the period, two healthcare companies emerged as top performers. Drug distributor McKesson reported a favorable set of earnings results that were driven by favorable pricing trends and healthy operating margins. The company remains somewhat controversial given its ongoing business model transition toward fee-for-service pricing, but I remain reasonably optimistic that this transition will pay off over the medium term.

Favorable pricing trends also aided managed care company UnitedHealth Group. The solid fundamentals the company exhibited in 2004 have remained intact this year, and a strong pricing environment, coupled with stable medical cost trends, should continue to drive profitability in the future. Furthermore, I believe the company's valuation – as well as much of the managed care arena in general – still looks attractive.

Investment Strategy and Outlook

The philosopher Saint Augustine once wrote that "patience is the companion of wisdom." Patience seems to be a lost virtue in the current market environment, as the market myopically focuses on short-term factors such as quarterly earnings reports, economic statistics or policy changes at the Federal Reserve. It remains to be seen if wisdom becomes a lost virtue as well, if it has not already.

The Portfolio's investment philosophy is simply to purchase good businesses at attractive valuations. Embraced within this framework are long investment time horizons, a contrarian nature and a distinct emphasis on underlying intrinsic business value. As a global investor with a wide range of investment opportunities to choose from, patience, selectivity and, of course, a sprinkling of wisdom remain key fundamental disciplines. The goal is to invest in only the most attractive risk/reward opportunities and to wait patiently until finding them. One of my favorite quotes from Warren Buffett says it best: "Lethargy bordering on sloth remains the cornerstone of our investment style."

The broader implication of this approach to investing is that truly great investment opportunities are always quite rare, but the past year has proven to be especially challenging. Valuations across a broad spectrum of geographies, industries and, arguably, even asset classes seem to be, at best, fairly priced. To put this in a longer-term context, many of the significant excesses and valuation differentials between "old" and "new" economy, small- and large-capitalization stocks, as well as "value" and "growth" companies (however misguided this last categorization) appear to have diminished since the U.S. market peaked over five years ago.

The good news is that I believe valuation premiums for high-quality business franchises remain quite low, allowing the opportunity to "upgrade" the Portfolio for the long-term value creation. The more attractive investments available today tend to be excellent businesses at reasonable valuations, rather than good businesses at cheap valuations. Simply put, I am finding "better-than-average quality for lower-than-average prices." Whether it is Disney here in the United States or Diageo and Vodafone in the United Kingdom, I believe the quality of companies in the Portfolio is outstanding, but at this point few could be characterized as huge "bargains" or grossly undervalued. However, with growth in business values over the past year and recent market declines, it appears valuations are finally beginning to improve and I am optimistic about future investment opportunities.

An old Dutch proverb reminds us ever more succinctly than Saint Augustine that "a handful of patience is worth more than a bushel of brains." I certainly hope to exercise both patience as well as brains in managing the Portfolio towards successful investment results.

Thank you for your continued support.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

Janus Aspen Series June 30, 2005 3

Janus Aspen Worldwide Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2005

	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	(2.94)%	5.06%	(9.65)%	9.14%	10.25%
Janus Aspen Worldwide Growth Portfolio - Service Shares	(3.08)%	4.78%	(9.90)%	8.85%	9.96%
Janus Aspen Worldwide Growth Portfolio - Service II Shares	(3.05)%	4.76%	(9.90)%	8.85%	9.96%
Morgan Stanley Capital International World IndexSM	(0.70)%	10.05%	(2.08)%	7.07%	7.26%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Global Funds	N/A	64/72	44/46	5/19	3/12

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of net dividends, distributions and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$970.60	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.11
Expense Example - Service Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$969.20	$4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36
Expense Example - Service II Shares	Beginning Account Value (1/1/05)	Ending Account Value (6/30/05)	Expenses Paid During Period (1/1/05-6/30/05)*
Actual	$1,000.00	$969.50	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.31

*Expenses are equal to the annualized expense ratio of 0.62% for Institutional Shares, 0.87% for Service Shares and 0.86% for Service II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

For Service II Shares, a redemption fee may be imposed on shares held for 60 days or less.

There is no assurance that the investment process will consistently lead to successful investing.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

4 Janus Aspen Series June 30, 2005

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Common Stock - 90.7%
Advertising Agencies - 1.0%
1,404,777	Interpublic Group of Companies, Inc.*,#	$17,110,184
Advertising Services - 2.0%
3,265,518	WPP Group PLC	33,495,323
Apparel Manufacturers - 1.0%
1,685,124	Burberry Group PLC	12,129,592
34,488	Hermes International	6,948,482
		19,078,074
Audio and Video Products - 1.0%
486,102	Sony Corp.	16,742,898
Automotive - Cars and Light Trucks - 1.1%
1,969,066	Nissan Motor Company, Ltd.	19,387,555
Automotive - Truck Parts and Equipment - Original - 0.4%
137,852	Autoliv, Inc. (SDR)	5,978,726
Beverages - Wine and Spirits - 2.9%
3,331,112	Diageo PLC	48,943,001
Brewery - 1.0%
556,193	Heineken N.V.#	17,134,325
Broadcast Services and Programming - 1.2%
318,913	Grupo Televisa S.A. (ADR)	19,801,308
Cable Television - 1.1%
643,984	EchoStar Communications Corp. - Class A#	19,416,118
Cellular Telecommunications - 2.0%
13,989,070	Vodafone Group PLC	33,988,266
Chemicals - Specialty - 2.0%
37,356	Givaudan S.A.#	21,696,802
113,802	Syngenta A.G.*	11,656,311
		33,353,113
Commercial Banks - 1.8%
1,914,967	DBS Group Holdings, Ltd.	16,203,275
204,467	UBS A.G.	15,912,319
		32,115,594
Distribution/Wholesale - 0.9%
2,057,000	Esprit Holdings, Ltd.	14,806,031
Diversified Minerals - 1.4%
825,323	Companhia Vale do Rio Doce (ADR)#	24,165,457
Diversified Operations - 7.4%
462,660	Louis Vuitton Moet Hennessy S.A.#	35,621,173
2,471,317	Smiths Group PLC	40,636,782
1,675,580	Tyco International, Ltd. (U.S. Shares)#	48,926,937
		125,184,892
Diversified Operations-Commercial Services - 2.2%
13,366,549	Rentokill Initial PLC	38,053,560
E-Commerce/Products - 1.6%
833,453	Amazon.com, Inc.*,#	27,570,625
E-Commerce/Services - 5.6%
3,960,981	IAC/InterActiveCorp*,#	95,261,593
Electronic Components - Miscellaneous - 3.9%
2,202,190	Koninklijke (Royal) Philips Electronics N.V.	55,374,588
421,671	Koninklijke (Royal) Philips Electronics N.V. (U.S. Shares)#	10,621,892
		65,996,480

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 6.2%
680,774	Citigroup, Inc.#	$31,472,182
2,089,503	JP Morgan Chase & Co.#	73,801,246
		105,273,428
Finance - Mortgage Loan Banker - 0.9%
753,462	Housing Development Finance Corporation, Ltd.	15,303,900
Food - Diversified - 0.7%
43,492	Nestle S.A.#	11,114,893
Health Care Cost Containment - 4.2%
1,581,360	McKesson Corp.	70,829,114
Insurance Brokers - 5.5%
2,869,482	Willis Group Holdings, Ltd.	93,889,451
Investment Companies - 0.2%
146,426	RHJ International*	3,449,257
Medical - Drugs - 0.7%
93,000	Roche Holding A.G.	11,728,179
Medical - HMO - 3.1%
1,021,170	UnitedHealth Group, Inc.	53,243,804
Medical - Hospitals - 0.8%
500,330	Health Management Associates, Inc. - Class A#	13,098,639
Money Center Banks - 0.7%
1,151,180	ICICI Bank, Ltd.*	11,111,749
Multimedia - 6.5%
821,404	News Corporation, Inc. - Class B#	13,848,871
1,099,142	Time Warner, Inc.*	18,366,663
803,845	Vivendi Universal S.A.#	25,172,301
2,127,100	Walt Disney Co.#	53,560,379
		110,948,214
Oil Companies - Integrated - 1.5%
110,076	Total S.A. - Class B#	25,776,750
Petrochemicals - 1.6%
1,848,486	Reliance Industries, Ltd.	27,291,530
Property and Casualty Insurance - 3.8%
3,550	Millea Holdings, Inc.	47,817,910
1,098,788	Mitsui Sumitomo Insurance Company, Ltd.	9,851,347
937,610	Sompo Japan Insurance, Inc.	9,421,790
		67,091,047
Publishing - Books - 2.5%
4,383,123	Reed Elsevier PLC	41,842,669
Reinsurance - 2.1%
12,914	Berkshire Hathaway, Inc. - Class B*	35,946,119
Soap and Cleaning Preparations - 1.2%
700,144	Reckitt Benckiser PLC	20,569,217
Television - 5.7%
10,318,403	British Sky Broadcasting Group PLC	97,231,120
Toys - 1.3%
1,187,119	Mattel, Inc.	21,724,278
Total Common Stock (cost $1,373,414,694)		1,545,046,481
Money Market - 4.7%
80,000,000	Janus Institutional Cash Reserves Fund, 3.22% (cost $80,000,000)	80,000,000

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series June 30, 2005 5

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2005

Shares or Principal Amount		Value
Other Securities - 16.1%
273,340,825	State Street Navigator Securities Lending Prime Portfolio† (cost $273,340,825)	$273,340,825
Repurchase Agreement - 3.2%
$54,100,000	Nomura Securities International, Inc., 3.48% dated 6/30/05, maturing 7/1/05 to be repurchased at $54,105,230 collateralized by $136,944,190 in U.S. Government Agencies 0% - 7.00%, 10/16/12 - 5/16/46; with a value of $55,182,000 (cost $54,100,000)	54,100,000
Short-Term U.S. Government Agency- 1.2%
20,000,000	Freddie Mac, 2.85% 8/2/05# (amortized cost $19,949,333)	19,949,333
Total Investments (total cost $1,800,804,852) – 115.9%		1,972,436,639
Liabilities, net of Cash, Receivables and Other Assets – (15.9)%		(269,902,128)
Net Assets – 100%		$1,702,534,511

Summary of Investments by Country
Country	Value	% of Investment Securities
Belgium	$3,449,257	0.2%
Bermuda	157,622,419	8.0%
Brazil	24,165,457	1.2%
France	93,518,706	4.8%
India	53,707,179	2.7%
Japan	103,221,500	5.2%
Mexico	19,801,308	1.0%
Netherlands	83,130,805	4.2%
Singapore	16,203,275	0.8%
Switzerland	72,108,504	3.7%
United Kingdom	366,889,530	18.6%
United States††	978,618,699	49.6%
Total	$1,972,436,639	100.0%

††Includes Short-Term Securities and Other Securities (27.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series June 30, 2005

Statement of Assets and Liabilities

As of June 30, 2005 (unaudited) (all numbers in thousands except net asset value per share)	Janus Aspen Worldwide Growth Portfolio
Assets:
Investments at cost(1)	$1,800,805
Investments at value(1)	$1,972,437
Cash	2,561
Cash denominated in foreign currencies (cost $1,611)	1,607
Receivables:
Investments sold	1,571
Portfolio shares sold	105
Dividends	2,347
Interest	263
Other assets	6
Total Assets	1,980,897
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	273,341
Investments purchased	2,722
Portfolio shares repurchased	1,129
Dividends	–
Advisory fees	847
Transfer agent fees and expenses	24
Distribution fees - Service Shares	40
Distribution fees - Service II Shares	–
Non-interested Trustees' fees and expenses	12
Accrued expenses	247
Total Liabilities	278,362
Net Assets	$1,702,535
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$3,524,735
Undistributed net investment income/(loss)*	3,027
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,996,754)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	171,527
Total Net Assets	$1,702,535
Net Assets - Institutional Shares	$1,511,020
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	58,642
Net Asset Value Per Share	$25.77
Net Assets - Service Shares	$191,506
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,478
Net Asset Value Per Share	$25.61
Net Assets - Service II Shares**	$9,310
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	362
Net Asset Value Per Share	$25.69

  *  See Note 3 in Notes to Financial Statements.

 **  Net Assets - Service II Shares and Shares Outstanding are not in thousands.

(1)  Investments at cost and value include $265,222,767 of securities loaned for Janus Aspen Worldwide Growth Portfolio (Note 1).

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 7

Statement of Operations

For the six-month period ended June 30, 2005 (unaudited) (all numbers in thousands)	Janus Aspen Worldwide Growth Portfolio
Investment Income:
Interest	$2,317
Securities lending income	290
Dividends	21,057
Dividends from affiliate	1,144
Foreign tax withheld	(1,247)
Total Investment Income	23,561
Expenses:
Advisory fees	6,724
Transfer agent fees and expenses	–
Registration fees	1
Custodian fees	66
Professional fees	13
Non-interested Trustees' fees and expenses	26
Distribution fees - Service Shares	269
Distribution fees - Service II Shares	–
Other expenses	122
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	7,221
Expense and Fee Offset	(22)
Net Expenses	7,199
Net Investment Income/(Loss)	16,362
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	87,131 (1)
Net realized gain/(loss) from foreign currency transactions	(7,623)
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(176,382)
Payment from affiliate (Note 2)	336
Net Realized and Unrealized Gain/(Loss) on Investments	(96,538)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(80,176)

(1)  Includes $39,326,539 of realized gains resulting from a redemption "in kind" during the six-month period ended June 30, 2005 for the Janus Aspen Worldwide Growth Portfolio

See Notes to Financial Statements.

8 Janus Aspen Series June 30, 2005

Statements of Changes in Net Assets

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$16,362	$33,749
Net realized gain/(loss) from investment and foreign currency transactions	79,508	474,456
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(176,382)	(380,872)
Payment from affiliate (Note 2)	336	11
Net Increase/(Decrease) in Net Assets Resulting from Operations	(80,176)	127,344
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(12,944)	(28,773)
Service Shares	(1,425)	(2,115)
Service II Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(14,369)	(30,888)
Capital Share Transactions:
Shares sold
Institutional Shares	14,633	118,989
Service Shares	12,564	53,886
Service II Shares	–	–
Redemption fees	–	–
Reinvested dividends and distributions
Institutional Shares	12,944	28,773
Service Shares	1,425	2,115
Service II Shares	–	–
Shares repurchased(1)
Institutional Shares	(922,610)	(1,488,531)
Service Shares	(49,806)	(64,520)
Service II Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	(930,850)	(1,349,288)
Net Increase/(Decrease) in Net Assets	(1,025,395)	(1,252,832)
Net Assets:
Beginning of period	$2,727,930	$3,980,762
End of period	$1,702,535	$2,727,930
Undistributed net investment income/(loss)*	$3,027	$1,034

*  See Note 3 in Notes to Financial Statements.

(1)  During the six-month period ended June 30, 2005 and the fiscal year ended December 31, 2004, the Janus Aspen Worldwide Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $640,063,769 and $451,205,388, respectively, on the date of redemption.

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 9

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Worldwide Growth Portfolio
and through each fiscal year ended December 31	2005		2004		2003(1)	2002	2001	2000
Net Asset Value, Beginning of Period	$26.78		$25.82		$21.05	$28.54	$36.98	$47.75
Income from Investment Operations:
Net investment income/(loss)	.27		.28		.23	.23	.24	.11
Net gain/(loss) on securities (both realized and unrealized)	(1.06)		.94		4.79	(7.50)	(8.53)	(7.03)
Total from Investment Operations	(.79)		1.22		5.02	(7.27)	(8.29)	(6.92)
Less Distributions and Other:
Dividends (from net investment income)*	(.22)		(.26)		(.25)	(.22)	(.15)	(.19)
Distributions (from capital gains)*	–		–		–	–	–	(3.52)
Tax return of capital*	–		–		– (2)	–	–	(.14)
Payment from affiliate	–	(3)	–	(3)	–	–	–	–
Total Distributions and Other	(.22)		(.26)		(.25)	(.22)	(.15)	(3.85)
Net Asset Value, End of Period	$25.77		$26.78		$25.82	$21.05	$28.54	$36.98
Total Return**	(2.94	)%(5)	4.78	%(4)	23.99%	(25.50)%	(22.44)%	(15.67)%
Net Assets, End of Period (in thousands)	$1,511,020		$2,491,921		$3,743,762	$3,722,823	$5,707,728	$7,704,163
Average Net Assets for the Period (in thousands)	$2,057,522		$3,232,578		$3,672,695	$4,703,406	$6,387,010	$8,255,166
Ratio of Gross Expenses to Average Net Assets***(6)(7)	0.62%		0.66%		0.71%	0.70%	0.69%	0.69%
Ratio of Net Expenses to Average Net Assets***(7)	0.61%		0.66%		0.71%	0.70%	0.69%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.47%		0.99%		1.08%	0.88%	0.78%	0.52%
Portfolio Turnover Rate***	44%		120%		126%	73%	82%	66%

Service Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Worldwide Growth Portfolio
and through each fiscal year ended December 31	2005		2004		2003(1)	2002	2001	2000
Net Asset Value, Beginning of Period	$26.62		$25.70		$20.95	$28.38	$36.77	$47.49
Income from Investment Operations:
Net investment income/(loss)	.17		.17		.17	.14	.17	(.07)
Net gain/(loss) on securities (both realized and unrealized)	(.99)		.99		4.77	(7.43)	(8.48)	(6.97)
Total from Investment Operations	(.82)		1.16		4.94	(7.29)	(8.31)	(7.04)
Less Distributions and Other:
Dividends (from net investment income)*	(.19)		(.24)		(.19)	(.14)	(.08)	(.02)
Distributions (from capital gains)*	–		–		–	–	–	(3.52)
Tax return of capital*	–		–		– (2)	–	–	(.14)
Payment from affiliate	–	(3)	–	(3)	–	–	–	–
Total Distributions and Other	(.19)		(.24)		(.19)	(.14)	(.08)	(3.68)
Net Asset Value, End of Period	$25.61		$26.62		$25.70	$20.95	$28.38	$36.77
Total Return**	(3.08	)%(5)	4.53	%(4)	23.68%	(25.71)%	(22.62)%	(15.99)%
Net Assets, End of Period (in thousands)	$191,506		$235,999		$236,991	$192,629	$171,392	$71,757
Average Net Assets for the Period (in thousands)	$216,867		$232,280		$207,451	$188,639	$119,429	$22,158
Ratio of Gross Expenses to Average Net Assets***(6)(7)	0.87%		0.91%		0.96%	0.95%	0.94%	0.95%
Ratio of Net Expenses to Average Net Assets***(7)	0.87%		0.91%		0.96%	0.95%	0.94%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.29%		0.74%		0.80%	0.64%	0.47%	0.29%
Portfolio Turnover Rate***	44%		120%		126%	73%	82%	66%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain amounts have been restated. (See Note 6 in Notes to Financial Statements).

(2)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2003.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year ended December 31, 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(5)  During the period ended June 30, 2005, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(6)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(7)  See "Explanation of Charts, Tables and Financial Statements".

See Notes to Financial Statements.

10 Janus Aspen Series June 30, 2005

Service II Shares

For a share outstanding during the six-month period ended June 30, 2005 (unaudited)	Janus Aspen Worldwide Growth Portfolio
and through each fiscal year ended December 31	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$26.70		$25.79	$21.02	$28.49
Income from Investment Operations:
Net investment income/(loss)	.18		.17	.17	.15
Net gain/(loss) on securities (both realized and unrealized)	(.99)		.98	4.79	(7.47)
Total from Investment Operations	(.81)		1.15	4.96	(7.32)
Distributions and Other:
Dividends (from net investment income)*	(.20)		(.24)	(.19)	(.15)
Distributions (from capital gains)*	–		–	–	–
Tax return of capital*	–		–	– (1)	–
Redemption fees	–		–	–	–
Payment from affiliate	–	(2)	–	–	–
Total Distributions and Other	(.20)		(.24)	(.19)	(.15)
Net Asset Value, End of Period	$25.69		$26.70	$25.79	$21.02
Total Return**	(3.05	)%(3)	4.50%	23.70%	(25.71)%
Net Assets, End of Period (in thousands)	$9		$10	$9	$7
Average Net Assets for the Period (in thousands)	$9		$9	$8	$9
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.86%		0.91%	0.96%	0.95%
Ratio of Net Expenses to Average Net Assets***(5)	0.85%		0.91%	0.96%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.34%		0.74%	0.80%	0.64%
Portfolio Turnover Rate***	44%		120%	126%	73%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended June 30, 2005, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.02%.

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  See "Explanation of Charts, Tables and Financial Statements".

See Notes to Financial Statements.

Janus Aspen Series June 30, 2005 11

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Global Funds	A fund that invests at least 25% of its portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region.

ADR	American Depositary Receipt

PLC	Public Limited Company

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security, a portion or all of the security is on loan at June 30, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities and/or securities (with extended settlement dates) as of June 30, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Worldwide Growth Portfolio	$273,340,825

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of a portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12 Janus Aspen Series June 30, 2005

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Worldwide Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Certain short-term securities maturing within 60 days may be valued at amortized cost, which approximates market value. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent, however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

Janus Aspen Series June 30, 2005 13

Notes to Financial Statements (unaudited) (continued)

As of June 30, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at June 30, 2005
Janus Aspen Worldwide Growth Portfolio	$265,222,767

As of June 30, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at June 30, 2005
Janus Aspen Worldwide Growth Portfolio	$273,340,825

As of June 30, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this marked-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included in the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal of the loan; loans of less than 10% may be unsecured. During the six-month period ended June 30, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of June 30, 2005, the Portfolio was not invested in when-issued securities.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of

14 Janus Aspen Series June 30, 2005

changes in the economy, political environment, or adverse developments specific to the issuer.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Portfolio's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Portfolio enters into contracts with its vendors and others that provide for general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Portfolio expects that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

During the six-month period ended June 30, 2005, Janus Capital reimbursed the Portfolio $298,234 for Institutional Shares, $36,790 for Service Shares and $1 for Service II Shares, as a result of dilutions caused by certain trading and/or valuation errors.

During the six-month period ended June 30, 2005, Janus Services reimbursed the Portfolio $642 for Institutional Shares, as a result of dilutions caused by incorrectly processed shareholder activity.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolio in connection with the distribution of Service and Service II Shares at an annual rate of up to 0.25% of Service and Service II Shares' average daily net assets.

A 1.00% redemption fee may be imposed on shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the six-month period ended June 30, 2005.

For the six-month period ended June 30, 2005, Janus Capital assumed $1,116 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based on the Funds' respective net assets as of July 31, 2004.

Janus Aspen Series June 30, 2005 15

Notes to Financial Statements (unaudited) (continued)

Additionally, all future non-recurring costs will be allocated based on the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring cost with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets in the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2005, the following Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 6/30/05
Janus Institutional Cash Reserves Fund
Janus Aspen Worldwide Growth Portfolio	$130,000,000	$50,000,000	$1,143,510	$80,000,000

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency exchange contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryover as of December 31, 2004 is indicated in the table below. This loss may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryover.

Capital Loss Carryover Expiration Schedule For the year ended December 31, 2004
Portfolio December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Loss
Janus Aspen Worldwide Growth Portfolio $(844,045,875)	$(989,588,014)	$(253,061,503)	$(2,086,695,392)

During the year ended December 31, 2004, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Worldwide Growth Portfolio	$394,858,280

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Aspen Worldwide Growth Portfolio	$1,803,924,850	$212,247,250	$(43,735,461)	$168,511,789

16 Janus Aspen Series June 30, 2005

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended June 30, 2005 (unaudited) and the fiscal year ended December 31, 2004	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares:
Shares sold	555	4,614
Reinvested dividends and distributions	500	1,120
Shares repurchased	(35,469)	(57,696)
Net Increase/(Decrease) in Capital Share Transactions	(34,414)	(51,962)
Shares Outstanding, Beginning of Period	93,056	145,018
Shares Outstanding, End of Period	58,642	93,056
Transactions in Portfolio Shares – Service Shares:
Shares sold	481	2,101
Reinvested dividends and distributions	56	82
Shares repurchased	(1,925)	(2,539)
Net Increase/(Decrease) in Capital Share Transactions	(1,388)	(356)
Shares Outstanding, Beginning of Period	8,866	9,222
Shares Outstanding, End of Period	7,478	8,866
Transactions in Portfolio Shares – Service II Shares(1):
Shares sold	–	–
Reinvested dividends and distributions	2	4
Shares repurchased	–	–
Net Increase/(Decrease) in Capital Share Transactions	2	4
Shares Outstanding, Beginning of Period	360	356
Shares Outstanding, End of Period	362	360

(1)  Transaction in Portfolio Shares - Service II Shares are not in thousands.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

For the six-month period ended June 30, 2005 (unaudited)

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Worldwide Growth Portfolio	$429,188,946	$1,122,403,947	$–	$–

Janus Aspen Series June 30, 2005 17

Notes to Financial Statements (unaudited) (continued)

6. RESTATEMENT

Janus Aspen Worldwide Growth Portfolio has restated certain per share and ratio information presented in the Financial Highlights table for the fiscal year ended December 31, 2003 due to a mathematical error. The effects of the adjustment are as follows:

	As Previously Reported	Adjustment	As Restated
Institutional Shares
Net investment income/(loss) per share	$0.86	$(0.63)	$0.23
Net gain/(loss) on securities (both realized and unrealized) per share	$4.16	$0.63	$4.79
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.55%	(2.47)%	1.08%
Service Shares
Net investment income/(loss) per share	$0.31	$(0.14)	$0.17
Net gain/(loss) on securities (both realized and unrealized) per share	$4.63	$ 0.14	$4.77
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.44%	(0.64)%	0.80%

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds, allegedly in contradiction to policies stated in prospectuses for certain Janus funds.

Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were also brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

These "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

A lawsuit that was filed in early 2005 in the State of Kansas alleging certain violations under Kansas law based on Janus Capital's involvement in the market timing allegations has been settled for a de minimis amount. Also, the Attorney General's Office for the State of West Virginia filed a market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief.

18 Janus Aspen Series June 30, 2005

In addition to the "market timing" actions described above, three civil lawsuits were filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. One such lawsuit was voluntarily dismissed. The remaining two lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and allowing the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

Janus Aspen Series June 30, 2005 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A summary of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

20 Janus Aspen Series June 30, 2005

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the

Janus Aspen Series June 30, 2005 21

Additional Information (unaudited) (continued)

information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

22 Janus Aspen Series June 30, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio Shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

Janus Aspen Series June 30, 2005 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series June 30, 2005

Notes

Janus Aspen Series June 30, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/05)

C-0805-112  109-24-703 08-05

Item 2	-	Code of Ethics
Not applicable to semi-annual reports.

Item 3	-	Audit Committee Financial Expert
Not applicable to semi-annual reports.

Item 4	-	Principal Accountant Fees and Services
Not applicable to semi-annual reports.

Item 5	-	Audit Committee of Listed Registrants
Not applicable.

Item 6	-	Schedule of Investments
Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7	-	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8	-	Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9	-	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10	-	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11	-	Controls and Procedures

(a)                                  The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12	-	Exhibits

(a)(1)                    Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)                    Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)                                 A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By:	/s/ Girard C. Miller
Girard C. Miller,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)

Date: August 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940,  this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Girard C. Miller
Girard C. Miller,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)

Date: August 25, 2005

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: August 25, 2005